UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21732

Mercer Funds

(Exact Name of Registrant as Specified in Charter)

99 High Street

Boston, MA 02110

(Address of Principal Executive Offices)(Zip Code)

Scott M. Zoltowski, Esq.

Mercer Investment Management, Inc.

99 High Street

Boston, MA 02110

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code: (617) 747-9500

Date of Fiscal Year End: March 31, 2016

Date of Reporting Period: March 31, 2016

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Mercer Funds™

Annual Report

Mercer US Large Cap Growth Equity Fund

Mercer US Large Cap Value Equity Fund

Mercer US Small/Mid Cap Growth Equity Fund

Mercer US Small/Mid Cap Value Equity Fund

Mercer Non-US Core Equity Fund

Mercer Core Fixed Income Fund

Mercer Opportunistic Fixed Income Fund

Mercer Emerging Markets Equity Fund

Mercer Global Low Volatility Equity Fund

This report has been prepared for Mercer Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Mercer Funds prospectus. The prospectus contains more complete information about the Funds’ investment objectives, risks, and expenses. Investors are reminded to read the prospectus carefully before investing.

March 31, 2016

MERCER FUNDS

Mercer US Large Cap Growth Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is long-term total return, which includes capital appreciation and income. The benchmark for the Fund is the Russell 1000® Growth Index.

Investment Strategy

The Fund invests principally in equity securities issued by large capitalization U.S. companies. The companies will generally have higher earnings and/or revenue growth histories or expectations relative to the Russell 1000® Growth Index.

Performance

For the fiscal year ended March 31, 2016, the Fund’s Y-3 share class performance was -4.09% compared to its benchmark return of 2.52%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2016, the Fund employed four sub-advisors, Sands Capital Management, LLC (Sands), HS Management Partners, LLC (HS), Columbia Management Advisers, LLC (Columbia) and Parametric Portfolio Associates LLC (Parametric).

Sands manages a concentrated portfolio using a fundamental, bottom-up approach to identify leading companies in various industries. HS, like Sands, manages a concentrated portfolio of growth companies exhibiting higher quality and reasonable valuation. Columbia also manages a concentrated portfolio of financially strong companies that are growing earnings faster than the broader equity market. Parametric utilizes exchange-traded futures to generate market exposure corresponding to the Fund’s benchmark.

Market Commentary and Fund Performance

For the 12-month period ending March 31, 2016, the U.S. equity market, as measured by the Russell 3000 Index, declined 0.4%, a modestly negative result in spite of two severe contractions in August 2015 and January 2016. On the whole, the market could be described as a “risk off” environment, meaning a market environment with lower volatility and high dividend paying stocks outperforming the broader market. The MSCI Minimum Volatility Index posted the highest return amongst major benchmarks, advancing 9.0% compared to the slight decline of the Russell 3000. Traditionally defensive sectors (telecommunication services, utilities, and consumer staples performed well during the period while the energy sector underperformed largely due to the collapse in the price of oil. The August correction was caused by concerns over slowing Chinese growth and the choice to devalue their currency to help their economy. The market decline in January was fueled by views that the Federal Reserve was likely to raise rates again in spite of a very tenuous economic environment. Many developed and developing countries are keeping rates low to help spur growth and inflation, while the US seems to be headed toward higher rates. The dollar strengthened, further raising concerns about the profitability of U.S. companies converting revenues in foreign currencies to U.S. dollars. Other factors driving moves in the market related to the price of oil which bottomed at $29 on February 11, 2016, a decline of over 50% from June 2015. The energy sector correction, put pressure on energy companies, driving many toward bankruptcy with many reducing or canceling dividends. Interest rates were also volatile during the period, with the ten year rate rising to 2.4% in the second calendar quarter of 2016, then dropping to 2.0% in the third only to rise to 2.3% after the Federal Reserve raised rates in December 2015, and finally to 1.7% in February 2016 where it finished the fiscal year. The bond market reacted to global economic weakness and expected the Federal Reserve to slow its plans to raise rates. On February 11, 2016, Janet Yellen calmed nerves by stating that negative rates were a possibility if necessary to help the economy

Among major U.S. equity indices, larger cap, growth, and defensive indices outperformed. The best performing index for the fiscal year among 62 U.S. indices was the Russell Top Midcap Value Defensive Index up 10.8%, with the MSCI US Minimum Volatility Index up 9%. The worst were the three Russell 2000® Dynamic™ Indexes, Value, Growth and Core, all down more than 18%. The best sectors and industries were all the more defensive, lower volatility, dividend paying sectors and industries. Outside of the internet retail industry the higher dividend paying industries were the leaders.

Mercer US Large Cap Growth Equity Fund

Within the Russell 1000® Growth Index, the best performing sectors for the fiscal year were telecommunication services, consumer staples, and consumer discretionary with returns of 14%, 13%, and 8% respectively. Energy was the laggard with returns of 45%. Health care, materials, and industrials were the only other sectors with negative returns, down 9%, 5%, and 2% respectively.

The Mercer U.S. Large Cap Growth Equity Fund underperformed the Russell 1000® Growth Index during the period. Sector allocation was generally a positive contributor to performance, but poor stock selection and high volatility of the stocks held, contributed negatively. The primary driver of the Fund’s underperformance was stock selection in the information technology, health care, and consumer staples sectors, although stock selection was negative in all sectors outside of industrials and energy.

Sands performed poorly for the period. An overweight to the health care sector, particularly the poor performing biotech and health care equipment industries, along with poor stock selection in both these industries were the main contributors to the poor performance. An underweight to the consumer staples sector combined with poor stock selection was also detrimental. HS Management was the only manager to outperform for the period. HS Management’s positive performance was driven by a zero weighting to health care and energy and a large underweight to industrials. Stock selection was poor in consumer discretionary, with holdings Williams-Sonoma, Scripps Network, and Ralph Lauren, all dragging down returns. Columbia’s poor performance came in the last quarter of the Fund’s fiscal year when a strong market reversal led to losses for highly volatile stocks that had high expected growth rates. This market environment negatively impacted Columbia’s performance for the entire period, which had been to that point.

Parametric utilized exchange-traded futures to generate market exposure corresponding to the Fund’s benchmark. Their performance was in line with the benchmark.

Risk Considerations

The Fund invests in growth stocks which may be particularly sensitive to market conditions. Derivatives which include futures contracts may involve the use of leverage and involve special risks which may increase volatility. The Fund may experience high portfolio turnover which may result in higher costs and capital gains. The Fund’s volatility may be amplified by its ability to select sub-advisors to allocate assets.

Mercer Funds

March 31, 2016

Comparison of Change in Value of a $10,000 Investment in

Mercer US Large Cap Growth Equity Shares vs. the

Russell 1000® Growth Index

As of March 31, 2016

This graph shows the performance of the Mercer US Large Cap Growth Equity Fund Class Y-3 shares versus the Russell 1000® Growth Index from April 1, 2006 through March 31, 2016. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer US Large Cap Value Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income. The benchmark for the Fund is the Russell 1000® Value Index.

Investment Strategy

The Fund invests principally in equity securities issued by large capitalization U.S. companies that are considered undervalued based on the stocks’ intrinsic values relative to their current market prices.

Performance

For the fiscal year ended March 31, 2016, the Fund’s Y-3 share class performance was -7.28% compared to its benchmark return of -1.54%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2016, the Fund employed five sub-advisors, Brandywine Global Investment Management, LLC (Brandywine), The Boston Company Asset Management, LLC (TBCAM), Boston Partners (BP), O’Shaughnessy Asset Management, LLC (O’Shaughnessy) and Parametric Portfolio Associates LLC (Parametric).

Brandywine seeks to build portfolios comprised of companies whose valuations are below the market but whose earnings growth prospects are equal or better than the market. The firm favors industry leaders with strong competitive positions and reasonable growth expectations given the team’s view of industry and overall economic conditions. TBCAM’s investment process is driven by bottom-up, fundamental security selection, combining traditional valuation measures with the identification of improving business momentum. BP’s process begins with a quantitative analysis that provides a statistical ranking of the investment universe based on valuation, momentum, and fundamental factors. The firm then applies fundamental analysis to those securities that includes validation of the quantitative analysis and fundamental research, including an in-depth review of the issuer’s financials. O’Shaughnessy uses a quantitative approach to find underpriced, high quality companies that are actively paying dividends to shareholders or are repurchasing shares, potentially giving shareholders a greater share of company earnings. Parametric utilizes exchange-traded futures to generate market exposure corresponding to the Fund’s benchmark.

Market Commentary and Fund Performance

For the 12-month period ending March 31, 2016, the U.S. equity market, as measured by the Russell 3000 Index, declined 0.4%, a modestly negative result in spite of two severe contractions in August 2015 and January 2016. On the whole, the market could be described as a “risk off” environment, meaning a market environment with lower volatility and high dividend paying stocks outperforming the broader market. The MSCI Minimum Volatility Index posted the highest return amongst major benchmarks, advancing 9.0% compared to the slight decline of the Russell 3000. Traditionally defensive sectors (telecommunication services, utilities, and consumer staples performed well during the period while the energy sector underperformed largely due to the collapse in the price of oil. The August correction was caused by concerns over slowing Chinese growth and the choice to devalue their currency to help their economy. The market decline in January was fueled by views that the Federal Reserve was likely to raise rates again in spite of a very tenuous economic environment. Many developed and developing countries are keeping rates low to help spur growth and inflation, while the US seems to be headed toward higher rates. The dollar strengthened, further raising concerns about the profitability of U.S. companies converting revenues in foreign currencies to U.S. dollars. Other factors driving moves in the market related to the price of oil which bottomed at $29 on February 11, 2016, a decline of over 50% from June 2015. The energy sector correction, put pressure on energy companies, driving many toward bankruptcy with many reducing or canceling dividends. Interest rates were also volatile during the period, with the ten year rate rising to 2.4% in the second calendar quarter of 2016, then dropping to 2.0% in the third only to rise to 2.3% after the Federal Reserve raised rates in December 2015, and finally to 1.7% in February 2016 where it finished the fiscal year. The bond market reacted to global economic weakness and expected the Federal Reserve to slow its plans to raise rates. On February 11, 2016, Janet Yellen calmed nerves by stating that negative rates were a possibility if necessary to help the economy

Mercer US Large Cap Value Equity Fund

Among major U.S. equity indices, larger cap, growth, and defensive indices outperformed. The best performing index for the fiscal year among 62 U.S. indices was the Russell Top Midcap Value Defensive Index up 10.8%, with the MSCI US Minimum Volatility Index up 9%. The worst were the three Russell 2000® Dynamic™ Indexes, Value, Growth and Core, all down more than 18%. The best sectors and industries were all the more defensive, lower volatility, dividend paying sectors and industries. Outside of the internet retail industry the higher dividend paying industries were the leaders.

Within the Russell 1000® Value Index, the best performing sectors for the fiscal year were telecommunication services, utilities, and industrials up 20.4%, 15.4%, and 6.02%, respectively. Energy posted the worst returns at -16.4%.

The Mercer U.S. Large Cap Value Equity Fund underperformed the Russell 1000® Value Index during the period. Most of the underperformance came from stock selection with a portion coming from underweights to utilities and REITs. The Fund employs a combination of yield-seeking, low price-to-earnings and relative value sub-advisors that all underperformed over the period. The sources of poor returns were spread across most sectors other than energy and consumer staples.

Brandywine underperformed the benchmark by 12.3%, which was the worst of the four managers. Brandywine is a deep value manager and the associated higher volatility of these securities was the main source of the underperformance. Market conditions that favored lower volatility and defensive stocks also contributed to underperformance. O’Shaughnessy uses a stock selection process based on a combination of dividends and share buybacks. While the dividend exposure would have been helpful, the combination with share buyback and their valuation requirements were not helpful. The majority of the underperformance for BP and TBCAM occurred during the last quarter of the Fund’s fiscal year. BP’s underweight to utilities, overweight to health care, and poor stock selection within health care and industrials all contributed to poor performance. TBCAM’s underweight to utilities and poor stock selection in health care and financials contributed to poor performance.

Parametric utilized exchange-traded futures to generate market exposure corresponding to the Fund’s benchmark. Their performance was in line with the benchmark.

Risk Considerations

Value investing involves the risk that an investment made in undervalued securities may not appreciate in value as anticipated or remain undervalued for long periods of time. Derivatives which include futures contracts may involve the use of leverage and involve special risks which may increase volatility. The Fund may experience high portfolio turnover which may result in higher costs and capital gains. The Fund’s volatility may be amplified by its ability to select sub-advisors to allocate assets.

Mercer Funds

March 31, 2016

Comparison of Change in Value of a $10,000 Investment in

Mercer US Large Cap Value Equity Shares vs. the

Russell 1000® Value Index

As of March 31, 2016

This graph shows the performance of the Mercer US Large Cap Value Equity Fund Class Y-3 shares versus the Russell 1000® Value Index from April 1, 2006 through March 31, 2016. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer US Small/Mid Cap Growth Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is to provide long-term total return, comprised primarily of capital appreciation. The benchmark for the Fund is the Russell 2500® Growth Index.

Investment Strategy

The Fund invests principally in equity securities issued by small-to-medium capitalization U.S. companies. The companies will generally have higher earnings and/or revenue growth histories or expectations relative to the Russell 2500® Growth Index.

Performance

For the fiscal year ended March 31, 2016, the Fund’s Y-3 share class performance was -10.78% compared to its benchmark return of -9.57%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2016, the Fund employed four sub-advisors, Jackson Square Partners, LLC (Jackson Square) (formerly Delaware Investments Fund Advisors), Palisade Capital Management, L.L.C. (Palisade), Westfield Capital Management Company, L.P. (Westfield) and Parametric Portfolio Associates LLC (Parametric).

Jackson Square uses a bottom-up fundamental process in seeking to find companies with attractive business models that generate strong free cash flow. They also believe in a concentrated portfolio and will typically hold approximately 25 to 30 holdings. Palisade believes companies with strong or improving prospects for growth generate superior returns. Palisade believes that fundamental research is the basis for identifying superior businesses, and that long term investment success is the result of owning fundamentally strong and dynamic companies trading at a discount to their growth rates. Palisade also believes that identifying a dynamic of change before it appears in consensus estimates leads to superior returns, and that management plays a significant role in the success of a company. Westfield employs a fundamental, bottom-up approach which seeks to identify reasonably priced stocks with high earnings growth potential. Parametric utilizes exchange-traded futures to generate market exposure corresponding to the Fund’s benchmark.

Market Commentary and Fund Performance

For the 12-month period ending March 31, 2016, the U.S. equity market, as measured by the Russell 3000 Index, declined 0.4%, a modestly negative result in spite of two severe contractions in August 2015 and January 2016. On the whole, the market could be described as a “risk off” environment, meaning a market environment with lower volatility and high dividend paying stocks outperforming the broader market. The MSCI Minimum Volatility Index posted the highest return amongst major benchmarks, advancing 9.0% compared to the slight decline of the Russell 3000. Traditionally defensive sectors (telecommunication services, utilities, and consumer staples performed well during the period while the energy sector underperformed largely due to the collapse in the price of oil. The August correction was caused by concerns over slowing Chinese growth and the choice to devalue their currency to help their economy. The market decline in January was fueled by views that the Federal Reserve was likely to raise rates again in spite of a very tenuous economic environment. Many developed and developing countries are keeping rates low to help spur growth and inflation, while the US seems to be headed toward higher rates. The dollar strengthened, further raising concerns about the profitability of U.S. companies converting revenues in foreign currencies to U.S. dollars. Other factors driving moves in the market related to the price of oil which bottomed at $29 on February 11, 2016, a decline of over 50% from June 2015. The energy sector correction, put pressure on energy companies, driving many toward bankruptcy with many reducing or canceling dividends. Interest rates were also volatile during the period, with the ten year rate rising to 2.4% in the second calendar quarter of 2016, then dropping to 2.0% in the third only to rise to 2.3% after the Federal Reserve raised rates in December 2015, and finally to 1.7% in February 2016 where it finished the fiscal year. The bond market reacted to global economic weakness and expected the Federal Reserve to slow its plans to raise rates. On February 11, 2016, Janet Yellen calmed nerves by stating that negative rates were a possibility if necessary to help the economy

Mercer US Small/Mid Cap Growth Equity Fund

Among major U.S. equity indices, larger cap, growth, and defensive indices outperformed. The best performing index for the fiscal year among 62 U.S. indices was the Russell Top Midcap Value Defensive Index up 10.8%, with the MSCI US Minimum Volatility Index up 9%. The worst were the three Russell 2000® Dynamic™ Indexes, Value, Growth and Core, all down more than 18%. The best sectors and industries were all the more defensive, lower volatility, dividend paying sectors and industries. Outside of the internet retail industry the higher dividend paying industries were the leaders.

Within the Russell 2500® Growth Index, the best performing sectors for the fiscal year were utilities and telecommunication services, the two smallest sectors, and the only ones with positive returns of 7.9% and 1.1% respectively. Lagging sectors for the fiscal year were energy and health care, posting the only double digit negative returns of -49.4% and -21.2%, respectively.

The Mercer US Small/Mid Cap Growth Equity Fund underperformed the Russell 2500® Growth Index for the period. While stock selection was a positive overall, the primary driver of underperformance was stock selection in the materials and consumer discretionary sectors. The information technology sector was the best contributor to relative returns.

Palisade underperformed for the period. The primary driver of underperformance was stock selection, particularly in the health care and consumer discretionary sectors. In the health care sector, positions in Spectranetics and Akorn were the main detractors, while Harman International and Jack in the Box lagged in the consumer discretionary sector. The financials sector was the only positive contributor for this manager. Jackson Square outperformed the index for the period. Jackson Square manages a quality-focused, concentrated and high tracking error portfolio with a long term investment horizon, which can result in performance varying significantly from year to year. The primary areas of outperformance were in the information technology and health care sectors. Allocation and stock selection in both sectors were positive contributors to performance for the period. The financials sector was the only detractor. Westfield underperformed for the period. Sector allocation and stock selection were both negative contributors to performance with the allocation to the information technology sector the only positive contributor. The primary driver of underperformance for the period was stock selection in the consumer discretionary and health care sectors.

Parametric utilized exchange-traded futures to generate market exposure corresponding to the Fund’s benchmark. Their performance was consistent with the benchmark.

Risk Considerations

The Fund invests in growth stocks which may be particularly sensitive to market conditions. Investments made in small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. The Fund may invest in derivative instruments such as exchange-listed equity futures contracts which involves special risks and may increase volatility due to the use of leverage and management of these sophisticated type instruments. The Fund may experience high portfolio turnover which may result in higher costs and capital gains. The Fund’s volatility may be amplified by its ability to select sub advisors to allocate assets.

Mercer Funds

March 31, 2016

Comparison of Change in Value of a $10,000 Investment in

Mercer US Small/Mid Cap Growth Equity Shares vs. the

Russell 2500® Growth Index

As of March 31, 2016

This graph shows the performance of the Mercer US Small/Mid Cap Growth Equity Fund Class Y-3 shares versus the Russell 2500® Growth Index from April 1, 2006 through March 31, 2016. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer US Small/Mid Cap Value Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is to provide long-term total return, comprised primarily of capital appreciation. The benchmark for the Fund is the Russell 2500® Value Index.

Investment Strategy

The Fund invests principally in equity securities issued by small-to-medium sized capitalization U.S. companies. Generally, the Fund invests in stocks that appear to be undervalued based on the stocks’ intrinsic values relative to their current market prices.

Performance

For the fiscal year ended March 31, 2016, the Fund’s Y-3 share class performance was -4.0% compared to its benchmark return of -5.2%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2016, the Fund employed four sub-advisors, NWQ Investment Management Company, LLC (NWQ), Systematic Financial Management, L.P. (Systematic), River Road Asset Management, LLC (River Road) and Parametric Portfolio Associates LLC (Parametric).

NWQ uses bottom-up fundamental analysis to identify undervalued companies where catalysts for improved valuation exist. The firm seeks stocks that are mispriced or neglected by Wall Street with attractive risk/reward characteristics. Systematic’s investment philosophy is predicated on its belief that stock prices are a reflection of consensus earnings estimates, and as revisions to those estimates rise or fall, stock prices will move accordingly. Systematic applies a strategic combination of qualitative and quantitative research seeking to identify high-quality, attractively valued small and medium-sized companies exhibiting a confirmed catalyst for stock price appreciation. River Road believes inefficiencies can be captured in smaller capitalization and out-of-favor companies and in those securities with little analyst coverage. Through bottom-up, fundamental research, the team seeks companies with attractive, sustainable returns that are financially strong and trade at compelling valuations. Parametric utilizes exchange-traded futures to generate market exposure corresponding to the Fund’s benchmark.

Market Commentary and Fund Performance

For the 12-month period ending March 31, 2016, the U.S. equity market, as measured by the Russell 3000 Index, declined 0.4%, a modestly negative result in spite of two severe contractions in August 2015 and January 2016. On the whole, the market could be described as a “risk off” environment, meaning a market environment with lower volatility and high dividend paying stocks outperforming the broader market. The MSCI Minimum Volatility Index posted the highest return amongst major benchmarks, advancing 9.0% compared to the slight decline of the Russell 3000. Traditionally defensive sectors (telecommunication services, utilities, and consumer staples performed well during the period while the energy sector underperformed largely due to the collapse in the price of oil. The August correction was caused by concerns over slowing Chinese growth and the choice to devalue their currency to help their economy. The market decline in January was fueled by views that the Federal Reserve was likely to raise rates again in spite of a very tenuous economic environment. Many developed and developing countries are keeping rates low to help spur growth and inflation, while the US seems to be headed toward higher rates. The dollar strengthened, further raising concerns about the profitability of U.S. companies converting revenues in foreign currencies to U.S. dollars. Other factors driving moves in the market related to the price of oil which bottomed at $29 on February 11, 2016, a decline of over 50% from June 2015. The energy sector correction, put pressure on energy companies, driving many toward bankruptcy with many reducing or canceling dividends. Interest rates were also volatile during the period, with the ten year rate rising to 2.4% in the second calendar quarter of 2016, then dropping to 2.0% in the third only to rise to 2.3% after the Federal Reserve raised rates in December 2015, and finally to 1.7% in February 2016 where it finished the fiscal year. The bond market reacted to global economic weakness and expected the Federal Reserve to slow its plans to raise rates. On February 11, 2016, Janet Yellen calmed nerves by stating that negative rates were a possibility if necessary to help the economy

Mercer US Small/Mid Cap Value Equity Fund

Among major U.S. equity indices, larger cap, growth, and defensive indices outperformed. The best performing index for the fiscal year among 62 U.S. indices was the Russell Top Midcap Value Defensive Index up 10.8%, with the MSCI US Minimum Volatility Index up 9%. The worst were the three Russell 2000® Dynamic™ Indexes, Value, Growth and Core, all down more than 18%. The best sectors and industries were all the more defensive, lower volatility, dividend paying sectors and industries. Outside of the internet retail industry the higher dividend paying industries were the leaders.

Within the Russell 2500® Value Index, the best performing sectors for the fiscal year were utilities and consumer staples sectors, posting gains of 15.7% and 0.5%, respectively. Lagging sectors for the fiscal year were energy and materials, posting the returns of -40.9% and -11.4%, respectively.

The Mercer U.S. Small/Mid Cap Value Equity Fund outperformed the Russell 2500® Value Index for the period. Stock selection in the energy and information technology sectors were a contributor to positive performance along with an underweight to energy and overweight to information technology. Underweight allocations to utilities and REITs were the main detractors.

River Road had the best performance of the three sub-advisors. River Road is a more defensive sub-advisor who would be expected to do well in volatile markets. Stock selection within the industrials, energy, and information technology sectors were the largest contributors to positive performance. The underweight to REITs and utilities were the only detractors. NWQ also outperformed during the period, due primarily to a zero weighting to the worst performing sector — energy. An overweight allocation to the information technology and health care sectors, along with good stock selection, were positive contributors to performance. An underweighting to REITs and utilities contributed to underperformance. Systematic was the only sub-advisor to underperform for the period, due primarily to poor stock selection.

Parametric utilized exchange-traded futures to generate market exposure corresponding to the Fund’s benchmark. Their performance was in line with the benchmark.

Risk Considerations

Value investing involves the risk that an investment made in undervalued securities may not appreciate in value as anticipated or remain undervalued for long periods of time. Investments made in small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. The Fund may invest in derivative instruments such as exchange-listed equity futures contracts which involves special risks and may increase volatility due to the use of leverage and management of these sophisticated type instruments. The Fund may experience high portfolio turnover which may result in higher costs and capital gains. The Fund’s volatility may be amplified by its ability to select sub advisors to allocate assets.

Mercer Funds

March 31, 2016

Comparison of Change in Value of a $10,000 Investment in

Mercer US Small/Mid Cap Value Equity Shares vs. the

Russell 2500® Value Index

As of March 31, 2016

This graph shows the performance of the Mercer US Small/Mid Cap Value Equity Fund Class Y-3 shares versus the Russell 2500® Value Index from April 1, 2006 through March 31, 2016. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer Non-US Core Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income. The benchmark for the Fund is the MSCI EAFE Index.

Investment Strategy

The Fund invests principally in equity securities issued by non-U.S. companies of any capitalization, located in the world’s developed and emerging capital markets.

Performance

For the fiscal year ended March 31, 2016, the Fund’s Y-3 share class performance was -5.64% compared to its benchmark return of -8.27%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2016, the Fund employed five sub-advisors, Arrowstreet Capital, Limited Partnership (Arrowstreet), American Century Investment Management, Inc. (American Century), MFS Investment Management (MFS), LSV Asset Management (LSV) and Parametric Portfolio Associates LLC (Parametric). LSV replaced Lingohr & Partner North America, Inc. (Lingohr) as one of the active managers of the Fund in July of 2015.

Arrowstreet’s strategy seeks to outperform international equity benchmarks through risk-controlled core approach. The firm combines sound investment intuition and research with rigorous quantitative tools to identify mispriced stocks around the world. Arrowstreet believes that the key to generating alpha involves evaluating the prospects of a security considering both the characteristics of the stock itself (direct effects) as well as the characteristics of other related stocks (indirect effects). American Century manages the portfolio based on an investment philosophy that companies exhibiting improving or accelerating growth outperform the market over time. The portfolio is constructed through bottom up stock selection within a risk aware framework. Our thorough research process seeks to identify companies that are exhibiting an improvement or acceleration in growth where that growth is sustainable and the street is underestimating the earnings power of the company. American Century will primarily invest in equity securities of companies located in at least three developed countries, excluding the United States. MFS manages a value portfolio, which focuses on stocks whose long-term value they believe is not adequately reflected in the stock price. MFS invests opportunistically in emerging markets. LSV utilizes a quantitative approach which seeks deep value stocks that have fallen out of favor with the market, but have recent momentum, either in terms of price or earnings. LSV believes that long-term results are achieved through systematic exploitation of judgmental biases and behavioral weaknesses that influence investor decisions. LSV aims to exploit these biases through the disciplined application of quantitative techniques to drive bottom-up security selection. Parametric utilizes exchange-traded futures to generate market exposure corresponding to the Fund’s benchmark.

Market Commentary and Fund Performance

Global equity markets, as measured by the MSCI World Index, fell -3.45% during the 12-month period ending March 31, 2016. U.S. equities were the market leaders with the S&P 500 Index up 1.78% for the fiscal year. The MSCI EAFE Index and MSCI Emerging Markets Index returned -8.27% and -12.03%, respectively, over the same time period.

Much of the weakness in global equity markets was driven by renewed concerns of slowing growth in China and the continued decline in commodity prices which weighed heavily on equities during the period. Chinese gross domestic product (or GDP) slowed to 6.9% for calendar year 2015, its weakest calendar growth rate since 1990. Lackluster GDP growth across developed international markets also strained investor confidence.

Crude oil was down almost 34% during the period. The decline oil led to weakness in both oil related equity and fixed income markets. In addition to the drag from falling commodity prices, emerging market countries such as Brazil and South Africa were also negatively affected by political unrest.

Mercer Non-US Core Equity Fund

Global Central Bank activity was an important factor for investors during the fiscal year. In response to generally stronger macroeconomic data in the U.S. and after many months of warning investors, the U.S. Federal Reserve finally raised short-term interest rates by 0.25% in December. This was the first interest rate increase in almost 10 years. The U.S. Federal Reserve’s interest rate increase was in stark contrast to the monetary easing being undertaken by the Bank of Japan, the European Central Bank (ECB) and the Bank of China.

European equity markets rallied in the fall of 2015 as comments from ECB President Mario Draghi suggested that the ECB was planning to extend its quantitative easing program and rate cuts. However, the market tumbled later in the year as it appeared investors were looking for more than just six months of additional quantitative easing and further rate cuts.

The Bank of Japan (BOJ) also stepped up its efforts to stimulate the economy and get inflation moving closer to its target rate. The BOJ increased purchases of government debt along with exchange traded funds and Japanese Real Estate Trusts. The divergence in monetary policies globally led to the strengthening of the U.S. Dollar, which added to the pressures on commodity pricing.

In this environment, the Mercer Non-US Core Equity Fund outperformed the MSCI EAFE Index by 2.63% for the 12-month period ending March 31, 2016. The Fund benefitted from stocks which exhibited a bias towards lower volatility, smaller capitalization, price momentum and quality, such as conservative balance sheets and earnings growth stability. Positive outperformance was driven by strong stock selection in Western Europe and Asia Pacific, particularly strong selection in Germany, U.K. and Japan. Conversely, stock selection in Sweden and Ireland detracted from performance. An allocation to emerging markets equity detracted from performance, in particular, stock selection in China and Russia. From a sector perspective, both security selection and sector allocation had a positive impact on performance. The Fund benefitted from an overweight to consumer staples and underweight to financials along with positive security selection coming from financials and consumer discretionary.

In aggregate, performance of the Fund’s sub-advisors was mixed, with two of the four active sub-advisors outperforming. However, the strong performance of the two sub-advisors, MFS and Arrowstreet, outpaced the underperformance of American Century and LSV. MFS led all sub-advisors by outperforming the index by 11.75%, as their style of investing in long-term value securities did well over the past fiscal year. Performance was driven primarily by strong stock selection in Western Europe and Asia Pacific, particularly in Germany, U.K. and Japan. From a sector perspective, strong selection in information technology, financials and industrials drove performance. MFS’ quality and sustainable business bias led to a more defensive positioned portfolio with a persistent overweight to consumer staples and less volatile stocks which also added to the strong positive performance. Another strong contributor for the fiscal year was Arrowstreet. Arrowstreet outperformed from a sector perspective as a result of positive allocation decisions. Underweighting financials in favor of overweighting consumer staples was the primary positive contributor. In addition, stock selection was strong in healthcare and financials. From a regional perspective, the underweight to Spain and Switzerland added to the positive performance. Offsetting some of the positives for Arrowstreet was negative stock selection in Japan and underweight to telecom and utilities. While stock selection and an underweight in financials were additive to performance, the American Century portfolio underperformed the benchmark due to stock selection and an underweight in industrials as well as an underweight in utilities and telecom. LSV underperformed since its addition to the Fund in July 2015. Sector allocation was the primary driver of the underperformance with an overweight to financial and materials while underweighting consumer staples. On a regional basis, the poor selection in Western Europe, namely U.K. and France added to the negative performance. The negative performance was partly offset by the positive security selection in the industrial, energy and financials sectors.

Parametric utilized exchange-traded futures to generate market exposure corresponding to the Fund’s benchmark. Their performance was in line with the benchmark.

LSV replaced Lingohr as one of the active managers in the Fund based on the departure of Frank Lingohr. Frank was the founder of the firm and original architect of the investment philosophy. We believe performance expectations will be diminished as a result of the change.

Risk Considerations

The Fund invests in foreign and emerging market securities which involves certain risks such as currency volatility, political and social instability and reduced market liquidity. Emerging markets may be more volatile and less liquid than more

Mercer Non-US Core Equity Fund

developed markets and therefore may involve greater risks. Investments made in small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. The Fund may invest in derivative instruments such as exchange-listed equity futures contracts which involves special risks and may increase volatility due to the use of leverage and management of these sophisticated type instruments. The Fund may experience high portfolio turnover which may result in higher costs and capital gains. The Fund’s volatility may be amplified by its ability to select sub-advisors to allocate assets.

Mercer Funds

March 31, 2016

Comparison of Change in Value of a $10,000 Investment in

Mercer Non-US Core Equity Shares vs. the

MSCI EAFE Index

As of March 31, 2016

This graph shows the performance of the Mercer Non-US Core Equity Fund Class Y-3 shares versus the MSCI EAFE Index from August 18, 2006, which is the inception date of the Fund, through March 31, 2016. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer Core Fixed Income Fund

Investment Objective and Benchmark

The investment objective of the Fund is to provide total return, consisting of both current income and capital appreciation. The benchmark for the Fund is the Barclays U.S. Aggregate Bond™ Index.

Investment Strategy

The Fund invests principally in investment grade fixed income securities, including government securities, corporate bonds and securitized bonds such as mortgage and asset-backed securities. The Fund may also invest in non-investment grade bonds, non-U.S. dollar denominated bonds, bonds issued by issuers located in emerging capital markets, and certain derivative instruments. The Fund may invest in derivative instruments, such as options, futures, and swap agreements. The Fund may engage in transactions in derivatives for a variety of purposes, including changing the investment characteristics of its portfolio, enhancing total returns or as a substitute for taking a position in an underlying asset.

Performance

For the fiscal year ended March 31, 2016, the Fund’s Y-3 share class performance was 1.26% compared to its benchmark return of 1.96%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2016, the Fund employed three sub-advisors, Dodge & Cox, Income Research & Management (IR&M) and Prudential Fixed Income, a business unit of PGIM, Inc. (Prudential).

Dodge & Cox manages its allocated portion of the Fund with an extended investment horizon supported by fundamental research and a strict valuation discipline. Their process emphasizes security-level research and individual security and sector selection to build a high-average-quality portfolio that seeks incremental yield versus the broad market. IR&M manages its allocated portion based on the belief that careful security selection and higher portfolio income provide superior returns over the long term. Portfolios are constructed using a disciplined, bottom-up investment approach to select attractive securities from the U.S fixed income universe. Prudential manages its allocated portion of the Fund by seeking to maximize excess return opportunities from sustainable alpha sources such as sector allocation and bottoms up security selection. This process is coupled with a diligent daily portfolio risk evaluation and monitoring process. Research-based security selection is a major source of added value and incorporates both fundamental analysis as well as proprietary models that identify relative value and detailed technical review of issuers across both benchmark and non-benchmark sectors, with an emphasis on credit-oriented sectors.

Market Commentary and Fund Performance

For the 12 month period ending March 31, 2016, U.S. fixed income market returns as measured by the Barclay U.S. Aggregate index were positive, reflecting price increases associated with falling interest rates. Intermediate U.S. Treasury rates decreased 0.15% and longer term interest rates increased 0.06% year-over-year (with some interim volatility), while the short end of the yield curve rose slightly as the Federal Reserve raised short term interest rates in December. Interest rates experienced volatility within each quarter, but the overall results were largely unchanged year over year. This was largely driven by foreign investors buying U.S. Treasury securities as economies in Europe slowed, making U.S. Treasuries a safe haven investment for foreign buyers. U.S. market participants closely followed economic releases (egs. Non Farm Payrolls, Unemployment Rate, Federal Reserve Minutes) to gauge the pace at which the Federal Reserve would raise rates which added to short term volatility. The Federal Reserve clarified the timing and the pace of future rate increases in the first quarter of 2016 which eased market fears of imminent increases.

Returns from securities not backed by a U.S. Government Guarantee (Corporate Bonds, Asset Backed Securities, and Commercial Mortgage Backed Securities) were positive, as they benefitted from the drop in interest rates, although spreads increased and they underperformed Treasuries with similar durations. Despite solid corporate fundamentals, longer maturity corporate bonds performed poorly in terms of excess returns as the increase in spreads in the long end was more severe. Investment-grade corporate bond issuers continued issuing a large amount of new debt to take advantage of low funding rates, exceeding the record breaking issuance of the prior year.

Mercer Core Fixed Income Fund

With Treasury rates largely unchanged during the 12-month period, positive total return was mainly driven by yield. Spread sectors (i.e., non-Treasury securities) provided lower returns in relation to similar-duration Treasuries while registering moderate gains in absolute terms. The Fund’s return was positive in absolute terms although it underperformed in relation to the Barclays U.S. Aggregate Bond Index for the period. The Fund was hurt by its strategic overweight to spread sectors including an allocation to high yield. The Fund’s underweight to lower yielding U.S. Treasuries in the form of a shorter duration positioning or term structure bias (i.e. favoring certain maturities over others), relative to the index, also was detrimental to performance.

The respective performance results of each sub-advisor correlated with their risk posture, as more risk translated into less returns in this “risk-off” period. Dodge & Cox has the largest share of the risk allocation within the Fund. Their bias towards corporate credit and avoidance of U.S. Treasuries, as well as a relatively shorter duration position, led them to have the weakest returns over the period. Prudential had a less aggressive allocation to spread sectors but was nonetheless overweight as spreads widened, which detracted from performance. However, a more neutral-to-positive interest rate position benefited performance. IR&M’s spread positioning was biased towards higher quality corporate bonds which caused them to underperform for the 12 months as well.

Risk Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline. The Fund may invest in more aggressive investments such as foreign securities which may expose the Fund to currency and exchange rate fluctuations, derivatives (futures, options, swaps) and high yield debt (also known as junk bonds) all of which may cause greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify risks. The Fund may experience high portfolio turnover which may result in higher costs and capital gains. The Fund’s volatility may be amplified by its ability to select sub-advisors to allocate assets.

Mercer Funds

March 31, 2016

Comparison of Change in Value of a $10,000 Investment in

Mercer Core Fixed Income Shares vs. the

Barclays U.S. Aggregate Bond™ Index

As of March 31, 2016

This graph shows the performance of the Mercer Core Fixed Income Fund Class Y-3 shares versus the Barclays US Aggregate Bond™ Index from April 1, 2006 through March 31, 2016. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer Opportunistic Fixed Income Fund

Investment Objective and Benchmark

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income. The Fund’s primary benchmark is the Bank of America Merrill Lynch Global High Yield 2% Constrained Index. The Fund’s secondary benchmark is a blended benchmark consisting of 50% JP Morgan Government Bond Index — Emerging Markets Global Diversified and 50% Bank of America Merrill Lynch Global High Yield 2% Constrained Index.

Investment Strategy

The Fund invests principally in fixed income securities of U.S. and non-U.S. issuers, including those in emerging and frontier markets. The Fund invests in various strategic and tactical global bond market opportunities without limitations in geography, issuer type, quality and currency denomination. The Fund may invest in derivatives such as futures (including among others, interest rate futures, swaps (currency, interest rate, credit default and total return), forwards, options, and credit-linked notes. The Fund may engage in transactions in derivatives for a variety of purposes, including hedging, risk management, efficient portfolio management, enhance total returns, or as a substitute for taking position in the underlying asset.

Performance

For the fiscal ended March 31, 2016, the Fund’s Y-3 share class performance was -6.25% compared to its primary benchmark return of -0.75% and secondary benchmark return of -1.14%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2016, the Fund employed two sub-advisors, Franklin Advisers, Inc. (Franklin) and Investec Asset Management Limited (Investec).

In managing its allocated portion of the Fund’s portfolio, Franklin will typically invest in non-investment grade securities issued globally. Franklin is a research driven, fundamental investor that relies on a team of analysts to provide in-depth industry expertise, using both qualitative and quantitative analysis to evaluate issuers. Although bottom-up security selection forms the core part of Franklin’s process, it uses industry attractiveness when selecting investments. In managing its allocated portion of the Fund’s portfolio, Investec will invest in public sector, sovereign and corporate bonds issued by emerging market borrowers and those denominated in local emerging market currencies. Investec’s portfolio construction process promotes allocation to countries and currencies identified based on economic fundamentals, valuations and market price behavior.

Market Commentary and Fund Performance

For the 12 month period ending March 31, 2016, U.S. and global fixed income markets experienced a volatile period driven by a few broad underlying factors: a sharp sell-off in the physical commodities markets; economic uncertainty in China; a rally in U.S. dollar currency versus developed and emerging market currencies; and significant oil price declines creating mixed effects to energy importer and exporter economies.

The uncertainty in the global fixed income market created positive total returns for U.S. Treasury securities and negative total returns for lower quality rated and non-U.S. dollar denominated debt. U.S. Treasury securities prices moved higher, primarily from foreign buying and a slow-down in global growth due to falling oil prices. The Merrill Lynch Global High Yield Index experienced a widening in its risk premium by 1.3% (i.e. the increase in yield over U.S. Treasuries) ending the fiscal year period with a risk premium of 6.3% and an overall yield of 7.6%. Volatile oil prices and a strong U.S. dollar negatively influenced bond price but the environment for the corporate credit market remained relatively stable outside of the energy sector. Low corporate default rates, stable business fundamentals and a favorable view on the overall yield level of High Yield provided positive momentum which allowed companies to issue debt.

Local Emerging markets debt experienced a volatile environment during the twelve months ending March 31, 2016. Security valuations fluctuated as a result of the diversion of monetary policy between the U.S. and the rest of the world. U.S. interest rates moved higher at calendar year end with the Federal Reserve increasing Federal Funds interest rate, but fell sharply as

Mercer Opportunistic Fixed Income Fund

equity markets sold off sharply worldwide in January. Europe and emerging economies remained in an accommodative monetary policy. The sharp equity sell-off and a slowing global economy brought flows into U.S. Treasuries relative to developed markets.

In the fiscal year Franklin underperformed. This underperformance was driven primarily by its allocation to the energy sector within the High Yield Index. Both the allocation the sector generally and the specific security selection within the sector detracted from performance. Franklin built an energy sector over-weight before the economic impact of oil price weakness was fully priced into the market, which led to the underperformance. Additionally the widening of spreads from oil and dollar impact on global economics coupled with Franklin’s aggressive view on lower rated bonds in the portfolio impacted performance negatively during the year. Investec also underperformed for the period. The majority of underperformance came from foreign exchange trades and interest rate positioning. Security selection in bonds was positive factor. During the period Investec performed poorest in duration/curve positioning and currency selection.

Risk Considerations

The Fund invests in non-investment grade and emerging market fixed income securities which involves certain risks such as higher volatility, currency fluctuation, political and social instability and reduced market liquidity. The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, call and interest rate risk. The Fund may invest in more aggressive investments such as derivatives (futures, options, swaps) all of which may cause greater volatility and less liquidity. Derivatives are more sensitive to changes in market conditions and may amplify risks. The Fund may experience high portfolio turnover which may result in higher costs and capital gains. The Fund’s volatility may be amplified by its ability to select sub-advisors to allocate assets.

Mercer Funds

March 31, 2016

Comparison of Change in Value of a $10,000 Investment in

Mercer Opportunistic Fixed Income Shares vs. the

Bank of America ML Global High Yield 2% Constrained Index Unhedged and the Fund’s Secondary Index1

As of March 31, 2016

This graph shows the performance of the Mercer Opportunistic Fixed Income Fund Class Y-3 shares versus the Bank of America ML Global High Yield 2% Constrained Index Unhedged and the Fund’s Secondary Index1 from August 21, 2013, which is the inception date of the Fund, through March 31, 2016. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

1 The Mercer Opportunistic Fixed Income Fund’s Secondary Index is a blended benchmark consisting of 50% JP Morgan Government Bond Index — Emerging Markets Global Diversified USD Unhedged and 50% Bank of America ML Global High Yield 2% Constrained Index Unhedged.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer Emerging Markets Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income. The benchmark for the Fund is the MSCI Emerging Markets Index.

Investment Strategy

The Fund invests principally in equity securities of large, medium and small capitalization companies, located in emerging markets, other investments that are tied economically to emerging markets, as well as in American, European and Global Depository receipts. Stock index futures and various types of swaps may be used to implement the country selection component of the Fund’s investment strategy. Currency forwards may be used to make stock-selection and country allocation decisions independently of the underlying currency.

Performance

For the fiscal year ended March 31, 2016, the Fund’s Y-3 share class performance was -12.06% compared to its benchmark return of -12.03%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2016, the Fund employed four sub-advisors, AQR Capital Management, LLC (AQR), Kleinwort Benson Investors International Ltd. (KBI), Investec Asset Management US Limited (Investec) and Parametric Portfolio Associates LLC (Parametric).

AQR employs a systematic, research-driven investment approach focused on sourcing alpha (i.e., excess return relative to the benchmark) from currency, country and security selection strategies. AQR’s proprietary investment process uses fundamental factors, such as value, momentum and quality within the alpha models. AQR uses quantitative tools to construct optimized portfolios based on this diversified set of fundamental factors, along with estimates of risk and transactions costs. KBI manages a systematic process focusing on quality firms growing their dividend yield. The portfolio construction process uses sector and region constraints to minimize uncompensated risks to ensure the majority of risk is associated with the alpha model. Investec uses a 4-Factor Model comprised of Strategy, Value, Earnings and Technicals, to build its portfolio. Investec’s strategy looks for high quality, attractively valued companies which have improving operating performance and are receiving increasing investor attention. Parametric utilizes exchange-traded futures to generate market exposure corresponding to the Fund’s benchmark.

Market Commentary and Fund Performance

Global equity markets, as measured by the MSCI World Index, fell -3.45% during the 12-month period ending March 31, 2016. U.S. equities were the market leaders with the S&P 500 Index up 1.78% for the fiscal year. The MSCI EAFE Index and MSCI Emerging Markets Index returned -8.27% and -12.03%, respectively, over the same time period.

Much of the weakness in global equity markets was driven by renewed concerns of slowing growth in China and the continued decline in commodity prices which weighed heavily on equities during the period. Chinese gross domestic product (or GDP) slowed to 6.9% for calendar year 2015, its weakest calendar growth rate since 1990. Lackluster GDP growth across developed international markets also strained investor confidence.

Crude oil was down almost 34% during the period. The decline oil led to weakness in both oil related equity and fixed income markets. In addition to the drag from falling commodity prices, emerging market countries such as Brazil and South Africa were also negatively affected by political unrest.

Global Central Bank activity was an important factor for investors during the fiscal year. In response to generally stronger macroeconomic data in the U.S. and after many months of warning investors, the U.S. Federal Reserve finally raised short-term interest rates by 0.25% in December. This was the first interest rate increase in almost 10 years. The U.S. Federal Reserve’s interest rate increase was in stark contrast to the monetary easing being undertaken by the Bank of Japan, the European Central Bank (ECB) and the Bank of China.

Mercer Emerging Markets Equity Fund

European equity markets rallied in the fall of 2015 as comments from ECB President Mario Draghi suggested that the ECB was planning to extend its quantitative easing program and rate cuts. However, the market tumbled later in the year as it appeared investors were looking for more than just six months of additional quantitative easing and further rate cuts.

The Bank of Japan (BOJ) also stepped up its efforts to stimulate the economy and get inflation moving closer to its target rate. The BOJ increased purchases of government debt along with exchange traded funds and Japanese Real Estate Trusts. The divergence in monetary policies globally led to the strengthening of the U.S. Dollar, which added to the pressures on commodity pricing.

In this environment, the Mercer Emerging Markets Equity Fund slightly underperformed the MSCI Emerging Markets Index by 0.03% for the 12-month period ending March 31, 2016. The Fund’s currency positioning was a positive offset to the negative effect of poor stock selection, as the Fund was overweight the U.S. Dollar. The Fund’s overweight to the Consumer Staples sector added the most value in terms of sector positioning, while stock selection in the Consumer Discretionary and Energy sectors offset some of those gains. The Fund also held some out of benchmark holdings in the United Kingdom that were positive contributors to relative performance.

At the underlying sub-advisor level, AQR’s performance lagged the benchmark for the year, while KBI’s and Investec’s performance was relatively flat versus the benchmark. AQR contributed to the Fund’s underperformance through poor stock selection during the year. AQR’s currency selection, however, including an underweight of the Mexican peso and Colombian peso, contributed positively. Investec’s performance was negatively affected by an overweight to China and underweights to South Africa and Russia, but positively affected by good stock selection, which offset some of the country-led underperformance. The largest detractor to KBI’s performance was stock selection in Taiwan.

Vontobel Asset Management, Inc. was removed as a sub-advisor to the Fund as of March 21, 2016 after announcing that the portfolio manager of the strategy was leaving the firm. Vontobel used a fundamental process to identify high quality, sustainable growth companies in businesses with high barrier to entry. Vontobel’s risk management process focused on capital preservation and manages risk in absolute terms. The Vontobel strategy outperformed the MSCI Emerging Markets Index for the fiscal year ending March 31, 2016. The strategy’s overweight to Consumer Staples, along with stock selection within the sector, accounted for the majority of outperformance.

Risk Considerations

The Fund invests in emerging market securities which involves certain risks such as currency volatility, political and social instability and reduced market liquidity. Emerging markets may be more volatile and less liquid than more developed markets and therefore may involve greater risks. Investments made in small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. The Fund may invest in more aggressive investments such as mortgage- and asset-backed securities and derivatives (futures, forwards, options, swaps) all of which may cause greater volatility and less liquidity. Derivatives are more sensitive to changes in market conditions and may amplify risks. The Fund may experience high portfolio turnover which may result in higher costs and capital gains. The Fund’s volatility may be amplified by its ability to select sub advisors to allocate assets.

Mercer Funds

March 31, 2016

Comparison of Change in Value of a $10,000 Investment in

Mercer Emerging Markets Equity Shares vs. the

MSCI Emerging Markets Index

As of March 31, 2016

This graph shows the performance of the Mercer Emerging Markets Equity Fund Class Y-3 shares versus the MSCI Emerging Markets Index from May 1, 2012, which is the inception date of the Fund, through March 31, 2016. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer Global Low Volatility Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income. The benchmark for the Fund is the MSCI World Index.

Investment Strategy

The Fund invests principally in equity securities of U.S. and foreign issuers, of large, medium and small capitalization companies. Stock index futures and various types of swaps may be used to implement the equity security selection component of the Fund’s investment strategy. Currency forwards may be used to make stock-selection and country allocation decisions independently of the underlying currency.

Performance

For the fiscal year ended March 31, 2016, the Fund’s Y-3 share class performance was 4.13% compared to its benchmark return of -3.45%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2016, the Fund employed five sub-advisors, Acadian Asset Management LLC (Acadian), MFG Asset Management (MFG), First Eagle Investment Management, LLC (First Eagle), Martingale Asset Management, L.P. (Martingale) and Parametric Portfolio Associates LLC (Parametric).

Acadian’s process uses both risk analysis and stock forecasts to create the portfolio. The process uses a risk model to determine the systematic risk and the level of volatility of each stock in the investable universe. Once a stock’s risk is determined, Acadian uses its stock forecast model as an overlay to determine the optimal mix of securities. The security return forecasting model incorporates five categories including value, growth, risk, macroeconomic, and technical factors. MFG screens the universe of investable global stocks to identify high quality companies based on key quality criteria: the sustainability of a company’s competitive advantages; the predictability and reliability of future cash flows and earnings; the extent to which management will act in the best interest of shareholders; and re-investment potential. MFG then evaluates investment opportunities quantitatively incorporating both long-term intrinsic value and three-year forecast total shareholder returns using MFG’s proprietary forecasts. Portfolio construction is determined by each stock’s ranking based on the qualitative assessment of the key criteria, the quantitative assessment driven by valuation, and detailed macroeconomic research within a robust risk management framework. From time to time, MFG may hold up to 20% of its portion of the Fund in cash if warranted by their assessment of the macro environment. First Eagle can be broadly characterized as value in approach, looking to identify companies selling at, what First Eagle believes to be, a discount to intrinsic value with the goal being to avoid permanent impairment of capital (as opposed to temporary losses in share value relating to shifting investor sentiment or other normal share price volatility). First Eagle’s primary valuation measure is the ratio of enterprise value to normalized earnings before interest and taxes, although other metrics can be applied depending on the company or industry. If stocks are deemed too expensive, based on their bottom up valuation analysis, cash and cash equivalents or bonds will be held instead, up to 20% of its portion of the Fund. In addition, a gold exposure is maintained (both through gold-backed exchange traded funds and the equities of gold mining companies), with the view that it is a potential portfolio hedge. Martingale’s approach to low volatility investing is built around a risk-adjusted market index methodology which promotes broad and stable diversification combined with a valuation overlay which favors low risk companies with stronger fundamentals. Martingale’s systematic stock evaluation incorporates measures of relative valuation, growth and quality, along with each security’s risk properties. Parametric utilizes exchange-traded futures to generate market exposure corresponding to the Fund’s benchmark.

Market Commentary and Fund Performance

Global equity markets, as measured by the MSCI World Index, fell -3.45% during the 12-month period ending March 31, 2016. U.S. equities were the market leaders with the S&P 500 Index up 1.78% for the fiscal year. The MSCI EAFE Index and MSCI Emerging Markets Index returned -8.27% and -12.03%, respectively, over the same time period.

Mercer Global Low Volatility Equity Fund

Much of the weakness in global equity markets was driven by renewed concerns of slowing growth in China and the continued decline in commodity prices which weighed heavily on equities during the period. Chinese gross domestic product (or GDP) slowed to 6.9% for calendar year 2015, its weakest calendar growth rate since 1990. Lackluster GDP growth across developed international markets also strained investor confidence.

Crude oil was down almost 34% during the period. The decline oil led to weakness in both oil related equity and fixed income markets. In addition to the drag from falling commodity prices, emerging market countries such as Brazil and South Africa were also negatively affected by political unrest.

Global Central Bank activity was an important factor for investors during the fiscal year. In response to generally stronger macroeconomic data in the U.S. and after many months of warning investors, the U.S. Federal Reserve finally raised short-term interest rates by 0.25% in December. This was the first interest rate increase in almost 10 years. The U.S. Federal Reserve’s interest rate increase was in stark contrast to the monetary easing being undertaken by the Bank of Japan, the European Central Bank (ECB) and the Bank of China.

European equity markets rallied in the fall of 2015 as comments from ECB President Mario Draghi suggested that the ECB was planning to extend its quantitative easing program and rate cuts. However, the market tumbled later in the year as it appeared investors were looking for more than just six months of additional quantitative easing and further rate cuts.

The Bank of Japan (BOJ) also stepped up its efforts to stimulate the economy and get inflation moving closer to its target rate. The BOJ increased purchases of government debt along with exchange traded funds and Japanese Real Estate Trusts. The divergence in monetary policies globally led to the strengthening of the U.S. Dollar, which added to the pressures on commodity pricing.

In this environment, the Mercer Global Low Volatility Equity Fund returned 4.13%, outperforming the MSCI World Index by 7.58% for the 12-month period ending March 31, 2016. The Fund’s defensive posture — lower risk and volatility — was a positive contributor to performance for the Fund as these factors outperformed. In addition, the Fund’s strategic allocation to gold and tactical allocation to cash contributed positively to performance. Overall, the Fund had positive stock selection at both sector as well as country levels, as well as positive attribution resulting from allocation decisions. However, currency decisions slightly detracted from positive performance.

The Fund’s defensive posture — Acadian and Martingale’s focus on low volatility stocks and First Eagle’s strategic allocation to gold and tactical decision to hold cash — was a positive contributor to performance during the period. In addition, MFG’s strong stock selection in the U.S. positively contributed to performance. The majority of relative outperformance was generated during the third quarter of 2015 and the first quarter of 2016. The common themes during the two time periods were an increase in market uncertainty and the negative performance of the cyclical sectors, such as energy and materials. The defensive sector allocations such as overweight positions in consumer staples and utilities and the tactical allocation to cash contributed positively to performance. Relative performance during the second and fourth quarters in 2015 was relatively flat to the Index. Periods of market volatility during the year were beneficial to Fund as increased market volatility and investor uncertainty favored the strategic positioning of the Fund’s overweight to defensive sectors such as consumer staples and utilities. Somewhat offsetting some of the positive relative performance for the year was the Fund’s currency exposures, in particular, an overweight to the Mexican Peso. The Peso lagged the U.S. Dollar as investors began to anticipate the potential increase in U.S. interest rates.

In aggregate, performance of the Fund’s sub-advisors was strong with all four sub-advisors, First Eagle, Magellan, Acadian, and Martingale, outperforming the benchmark. First Eagle performance was supported by the tactical allocation to cash of approximately 14% over the year. In addition, their strategic allocation to Gold contributed positively to performance with exposure to Newcrest Mining in Australia and SPDR Gold ETF adding value. Magellan’s performance was supported by its investments in U.S. technology, which benefitted from strong, stable consumer demand. Magellan held material positions in two stocks that were strong contributors to Magellan’s portfolio, Visa and Home Depot. Visa benefited from strong payments and transactions volume which reflected buoyant consumer activity and structural shift to electronic payments. Home Depot benefited from continued recovery in the U.S. housing market which has been supported by declining unemployment and energy prices. Magellan maintained a cash position of approximately 15% reinforcing the strategy’s defensive positioning given their concerns about elevated market risks and this contributed positively to performance. Acadian and Martingale outperformed their respective benchmarks, driven by a combination of stock selection and a relatively smaller exposure to the

Mercer Global Low Volatility Equity Fund

energy and materials sectors. The Fund’s emphasis on the telecom services and consumer staples sectors, consistent with their low volatility focus, also helped performance.

Offsetting some of the positives for First Eagle and Magellan was a negative impact from currency, as First Eagle was negatively impacted by overweighting the Mexican Peso and both sub-advisors were hurt by underweighting the Euro.

Parametric manages the liquidity sleeve of the Fund and utilizes exchange-traded futures to generate market exposure corresponding to the Fund’s benchmark.

Risk Considerations

The Fund invests in foreign and emerging market securities which involves certain risks such as currency volatility, political and social instability and reduced market liquidity. Emerging markets may be more volatile and less liquid than more developed markets and therefore may involve greater risks. Investments made in small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. The Fund may invest in more aggressive investments such as mortgage- and asset-backed securities and derivatives (futures, options, swaps) all of which may cause greater volatility and less liquidity. Derivatives are more sensitive to changes in market conditions and may amplify risks. The Fund may experience high portfolio turnover which may result in higher costs and capital gains. The Fund’s volatility may be amplified by its ability to select sub-advisors to allocate assets.

Mercer Funds

March 31, 2016

Comparison of Change in Value of a $10,000 Investment in

Mercer Global Low Volatility Equity Shares vs. the

MSCI World Index

As of March 31, 2016

This graph shows the performance of the Mercer Global Low Volatility Equity Fund Class Y-3 shares versus the MSCI World Index from November 6, 2012, which is the inception date of the Fund, through March 31, 2016. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer US Large Cap Growth Equity Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2016

Shares	Description	Value ($)

	COMMON STOCKS — 94.6%

	Apparel — 5.4%

173,450	LVMH Moet Hennessy Louis Vuitton SE, Unsponsored ADR	5,926,786
69,725	NIKE, Inc. Class B	4,285,996
41,325	Ralph Lauren Corp.	3,977,945
24,000	Under Armour, Inc. Class A* ‡	2,035,920

		16,226,647

	Auto Manufacturers — 0.8%

10,743	Tesla Motors, Inc.* ‡	2,468,419

	Auto Parts & Equipment — 1.5%

121,396	Mobileye NV* ‡	4,526,857

	Beverages — 3.2%

53,280	Diageo Plc, Sponsored ADR	5,747,313
29,070	Monster Beverage Corp.*	3,877,357

		9,624,670

	Biotechnology — 10.1%

39,331	Alexion Pharmaceuticals, Inc.*	5,475,662
20,261	Biogen, Inc.*	5,274,344
28,000	BioMarin Pharmaceutical, Inc.*	2,309,440
30,915	Celgene Corp.*	3,094,282
34,741	Illumina, Inc.*	5,631,863
13,309	Incyte Corp.*	964,503
17,818	Intercept Pharmaceuticals, Inc.* ‡	2,289,078
8,300	Regeneron Pharmaceuticals, Inc.*	2,991,652
30,548	Vertex Pharmaceuticals, Inc.*	2,428,261

		30,459,085

	Chemicals — 1.0%

25,000	Monsanto Co.	2,193,500
3,300	Sherwin-Williams Co. (The)	939,411

		3,132,911

	Computers — 3.9%

83,455	Apple, Inc.	9,095,760
44,394	Cognizant Technology Solutions Corp. Class A*	2,783,504

		11,879,264

	Diversified Financial Services — 7.4%

77,500	Charles Schwab Corp. (The)	2,171,550
10,856	IntercontinentalExchange Group, Inc.	2,552,680
132,500	LendingClub Corp.* ‡	1,099,750
214,802	Visa, Inc. Class A	16,428,057

		22,252,037

30	See accompanying Notes to the Financial Statements.

Mercer US Large Cap Growth Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Shares	Description	Value ($)

	Electrical Components & Equipment — 0.6%

8,837	Acuity Brands, Inc.	1,927,703

	Food — 2.1%

83,675	Nestle SA, Sponsored ADR	6,242,992

	Health Care - Products — 1.0%

33,650	Edwards Lifesciences Corp.*	2,968,267

	Internet — 21.6%

70,512	Alibaba Group Holding, Ltd., Sponsored ADR*	5,572,563
2,900	Alphabet, Inc. Class A*	2,212,410
10,765	Alphabet, Inc. Class C*	8,019,387
14,361	Amazon.com, Inc.*	8,525,264
7,900	Baidu, Inc., Sponsored ADR*	1,507,952
70,681	Facebook, Inc. Class A*	8,064,702
26,829	LinkedIn Corp. Class A*	3,067,896
25,319	MercadoLibre, Inc.	2,983,844
22,900	Netflix, Inc.*	2,341,067
11,061	Priceline Group (The), Inc.*	14,257,187
88,039	Splunk, Inc.*	4,307,748
245,125	Twitter, Inc.*	4,056,819

		64,916,839

	Leisure Time — 1.6%

92,800	Carnival Corp.	4,897,056

	Media — 9.2%

94,875	AMC Networks, Inc. Class A*	6,161,183
121,725	Comcast Corp. Class A	7,434,963
104,850	Time Warner, Inc.	7,606,867
66,075	Walt Disney Co. (The)	6,561,908

		27,764,921

	Oil & Gas Services — 0.6%

25,900	Schlumberger, Ltd.	1,910,125

	Pharmaceuticals — 2.7%

58,829	Bristol-Myers Squibb Co.	3,757,996
21,836	DexCom, Inc.*	1,482,883
50,909	Novo Nordisk AS, Sponsored ADR	2,758,759

		7,999,638

	Retail — 13.3%

63,100	Cheesecake Factory (The), Inc.	3,349,979
5,525	Chipotle Mexican Grill, Inc.*	2,602,109
24,361	CVS Health Corp.	2,526,967
80,620	Lululemon Athletica, Inc.*	5,458,780
52,100	McDonald’s Corp.	6,547,928

See accompanying Notes to the Financial Statements.	31

Mercer US Large Cap Growth Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Shares		Description	Value ($)

		Retail — continued

30,875		Starbucks Corp.	1,843,238
48,900		Tiffany & Co.	3,588,282
103,375		Wal-Mart Stores, Inc.	7,080,154
126,775		Williams-Sonoma, Inc.	6,939,663

			39,937,100

		Software — 5.0%

48,226		Adobe Systems, Inc.*	4,523,599
12,500		athenahealth, Inc.* ‡	1,734,750
32,100		Cerner Corp.*	1,700,016
65,980		Salesforce.com, Inc.*	4,871,303
38,858		ServiceNow, Inc.*	2,377,333

			15,207,001

		Telecommunications — 1.2%

22,640		Palo Alto Networks, Inc.*	3,693,490

		Transportation — 2.4%

67,350		United Parcel Service, Inc. Class B	7,103,404

		TOTAL COMMON STOCKS (COST $277,262,856)	285,138,426

		INVESTMENT COMPANY — 1.9%

56,850		iShares Russell 1000 Growth ETF	5,672,493

		TOTAL INVESTMENT COMPANY (COST $5,048,849)	5,672,493

Par Value ($)		Description	Value ($)

		SHORT-TERM INVESTMENTS — 6.7%

		Bank Deposit — 3.2%

9,663,712		State Street Bank & Trust Euro Time Deposit, 0.01%, due 04/01/16	9,663,712

		Securities Lending Collateral — 3.5%

10,516,617		State Street Institutional U.S. Government Money Market Fund, Premier Class***	10,516,617

		TOTAL SHORT-TERM INVESTMENTS (COST $20,180,329)	20,180,329

		TOTAL INVESTMENTS — 103.2% (Cost $302,492,034)	310,991,248

		Other Assets and Liabilities (net) — (3.2)%	(9,731,321)

		NET ASSETS — 100.0%	$301,259,927

		Notes to Schedule of Investments:

		ADR — American Depository Receipt

	*	Non-income producing security

	‡	All or a portion of this security is out on loan.

	***	Represents an investment of securities lending cash collateral.

32	See accompanying Notes to the Financial Statements.

Mercer US Large Cap Growth Equity Fund

Schedule of Investments (Continued)

March 31, 2016

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Buys
30	NASDAQ 100 E-mini Index	June 2016	$2,685,750	$120,187
38	S&P 500 E-mini Index	June 2016	3,897,850	137,061
7	S&P Mid 400 E-mini Index	June 2016	1,008,840	27,378

				$284,626

See accompanying Notes to the Financial Statements.	33

Mercer US Large Cap Growth Equity Fund

Schedule of Investments (Continued)

March 31, 2016

Asset Class Summary (Unaudited)	% of Net Assets
Common Stocks	94.6
Investment Company	1.9
Futures Contracts	0.1
Short-Term Investments	6.7
Other Assets and Liabilities (net)	(3.3)

100.0%

34	See accompanying Notes to the Financial Statements.

Mercer US Large Cap Value Equity Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2016

Shares	Description	Value ($)

	COMMON STOCKS — 94.9%

	Advertising — 0.8%

33,863	Interpublic Group of Cos. (The), Inc.	777,156
19,464	Omnicom Group, Inc.	1,619,989

		2,397,145

	Aerospace & Defense — 4.1%

15,600	BE Aerospace, Inc.	719,472
1,499	Boeing Co. (The)	190,283
10,841	General Dynamics Corp.	1,424,182
11,926	Harris Corp.	928,558
4,055	Lockheed Martin Corp.	898,183
21,321	Northrop Grumman Corp.	4,219,426
25,590	Raytheon Co.	3,138,102
10,885	United Technologies Corp.	1,089,588

		12,607,794

	Agriculture — 0.0%

2,402	Archer-Daniels-Midland Co.	87,217

	Airlines — 2.6%

64,855	American Airlines Group, Inc.	2,659,704
95,339	Delta Air Lines, Inc.	4,641,102
14,298	United Continental Holdings, Inc.*	855,878

		8,156,684

	Apparel — 1.3%

72,555	Michael Kors Holdings, Ltd.*	4,132,733

	Auto Manufacturers — 1.3%

89,722	General Motors Co.	2,819,962
12,030	Toyota Motor Corp., Sponsored ADR	1,279,030

		4,098,992

	Auto Parts & Equipment — 0.9%

27,400	Goodyear Tire & Rubber Co. (The)	903,652
6,202	Lear Corp.	689,476
29,348	Magna International, Inc. Class A	1,260,790

		2,853,918

	Banks — 11.4%

406,378	Bank of America Corp.	5,494,231
18,665	BB&T Corp.	620,984
52,101	Capital One Financial Corp.	3,611,120
170,503	Citigroup, Inc.	7,118,500
29,029	Fifth Third Bancorp	484,494
9,208	Goldman Sachs Group, Inc. (The)	1,445,472
154,686	JPMorgan Chase & Co.	9,160,505

See accompanying Notes to the Financial Statements.	35

Mercer US Large Cap Value Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Shares	Description	Value ($)

	Banks — continued

48,936	Morgan Stanley	1,223,889
22,009	PNC Financial Services Group, Inc.	1,861,301
24,700	Popular, Inc.	706,667
26,105	US Bancorp	1,059,602
55,113	Wells Fargo & Co.	2,665,265

		35,452,030

	Beverages — 2.2%

86,573	AMBEV SA, ADR	448,448
26,581	Coca-Cola Co. (The)	1,233,092
47,320	Coca-Cola Enterprises, Inc.	2,401,017
15,770	Molson Coors Brewing Co. Class B	1,516,759
10,477	PepsiCo, Inc.	1,073,683

		6,672,999

	Biotechnology — 0.5%

14,851	Gilead Sciences, Inc.	1,364,213

	Building Materials — 1.2%

61,200	Louisiana-Pacific Corp.*	1,047,744
31,108	Viacom, Inc. Class B	1,284,138
14,255	Vulcan Materials Co.	1,504,901

		3,836,783

	Chemicals — 4.0%

5,108	Ashland, Inc.	561,676
33,107	CF Industries Holdings, Inc.	1,037,573
50,759	Dow Chemical Co. (The)	2,581,603
16,000	Eastman Chemical Co.	1,155,680
28,015	Huntsman Corp.	372,600
39,487	LyondellBasell Industries NV Class A	3,379,297
16,908	Methanex Corp.‡	543,085
3,310	Monsanto Co.	290,419
61,171	Mosaic Co. (The)	1,651,617
8,247	PPG Industries, Inc.	919,458

		12,493,008

	Commercial Services — 0.2%

16,148	H&R Block, Inc.	426,630
16,767	RELX NV, Sponsored ADR‡	293,926

		720,556

	Computers — 2.0%

17,690	Apple, Inc.	1,928,033
4,568	Brocade Communications Systems, Inc.	48,330
19,023	Computer Sciences Corp.	654,201
62,351	Hewlett Packard Enterprise Co.	1,105,483
3,032	International Business Machines Corp.	459,196

36	See accompanying Notes to the Financial Statements.

Mercer US Large Cap Value Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Shares	Description	Value ($)

	Computers — continued

42,959	NetApp, Inc.	1,172,351
23,471	Seagate Technology Plc‡	808,576

		6,176,170

	Cosmetics & Personal Care — 0.2%

20,747	L’Oreal SA, Unsponsored ADR	740,668

	Diversified Financial Services — 3.4%

44,700	AerCap Holdings NV*	1,732,572
41,442	Ally Financial, Inc.*	775,794
3,188	Ameriprise Financial, Inc.	299,704
33,103	Charles Schwab Corp. (The)	927,546
29,391	Discover Financial Services	1,496,590
33,555	E*TRADE Financial Corp.*	821,762
10,803	FNF Group	366,222
35,362	Navient Corp.	423,283
152,300	Nomura Holdings, Inc., Sponsored ADR‡	676,212
9,805	Raymond James Financial, Inc.	466,816
75,000	Santander Consumer USA Holdings, Inc.*	786,750
64,099	Synchrony Financial*	1,837,077

		10,610,328

	Electric — 0.5%

92,727	AES Corp.	1,094,179
24,100	Calpine Corp.*	365,597

		1,459,776

	Electrical Components & Equipment — 0.4%

22,360	Emerson Electric Co.	1,215,937

	Electronics — 1.6%

71,435	Corning, Inc.	1,492,277
88,887	Flextronics International, Ltd.*	1,071,977
15,983	Honeywell International, Inc.	1,790,895
7,446	TE Connectivity, Ltd.	461,057

		4,816,206

	Engineering & Construction — 0.7%

17,800	AECOM*	548,062
21,300	Chicago Bridge & Iron Co. NV	779,367
17,234	Fluor Corp.	925,466

		2,252,895

	Entertainment — 0.2%

8,845	Six Flags Entertainment Corp.	490,809

	Food — 1.8%

25,304	ConAgra Foods, Inc.	1,129,065

See accompanying Notes to the Financial Statements.	37

Mercer US Large Cap Value Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Shares	Description	Value ($)

	Food — continued

10,640	Kellogg Co.	814,492
97,985	Koninklijke Ahold NV, Sponsored ADR	2,198,783
12,264	Mondelez International, Inc. Class A	492,032
12,638	Tyson Foods, Inc. Class A	842,449

		5,476,821

	Forest Products & Paper — 0.2%

12,797	International Paper Co.	525,189

	Health Care - Products — 0.4%

42,582	Boston Scientific Corp.*	800,967
4,584	Zimmer Biomet Holdings, Inc.	488,792

		1,289,759

	Health Care - Services — 1.4%

8,706	Anthem, Inc.	1,210,047
7,829	Cigna Corp.	1,074,452
16,364	UnitedHealth Group, Inc.	2,109,319

		4,393,818

	Home Builders — 0.3%

9,434	D.R. Horton, Inc.	285,190
38,983	PulteGroup, Inc.	729,372

		1,014,562

	Housewares — 0.2%

10,600	Tupperware Brands Corp.‡	614,588

	Insurance — 8.4%

27,577	Allstate Corp. (The)	1,857,862
33,650	American International Group, Inc.	1,818,783
7,131	Aon Plc	744,833
913	Arch Capital Group, Ltd.*	64,914
46,384	Berkshire Hathaway, Inc. Class B*	6,580,962
21,802	Chubb, Ltd.	2,597,708
41,824	Hartford Financial Services Group, Inc. (The)	1,927,250
49,772	MetLife, Inc.	2,186,982
23,055	Prudential Financial, Inc.	1,665,032
30,368	Travelers Cos., Inc. (The)	3,544,249
60,170	Voya Financial, Inc.	1,791,261
36,510	XL Group Plc	1,343,568

		26,123,404

	Internet — 0.8%

1,787	Alphabet, Inc. Class A*	1,363,302
39,438	eBay, Inc.*	940,991

		2,304,293

38	See accompanying Notes to the Financial Statements.

Mercer US Large Cap Value Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Shares	Description	Value ($)

	Iron & Steel — 0.5%

23,040	Reliance Steel & Aluminum Co.	1,594,138

	Leisure Time — 0.4%

20,263	Carnival Corp.	1,069,278

	Lodging — 0.5%

19,919	Marriott International, Inc. Class A‡	1,417,834

	Machinery - Construction & Mining — 0.6%

13,570	Caterpillar, Inc.	1,038,648
30,182	Terex Corp.	750,928

		1,789,576

	Media — 3.3%

66,572	CBS Corp. Class B	3,667,452
13,745	Comcast Corp. Class A	839,545
26,702	Liberty Global Plc Series C*	1,002,927
8,542	Liberty Global Plc LiLAC Class C* ‡	323,571
9,624	Liberty Media Corp. Series C*	366,578
331,243	Sirius XM Holdings, Inc.* ‡	1,308,410
30,186	Time Warner, Inc.	2,189,994
19,390	Twenty-First Century Fox, Inc. Class A	540,593

		10,239,070

	Mining — 0.4%

48,856	Barrick Gold Corp.	663,465
16,499	BHP Billiton Plc, ADR‡	375,022
7,013	Newmont Mining Corp.	186,406
2,294	Rio Tinto Plc, Sponsored ADR	64,851

		1,289,744

	Miscellaneous - Manufacturing — 2.5%

3,248	Dover Corp.	208,944
12,700	Eaton Corp. Plc	794,512
28,044	Illinois Tool Works, Inc.	2,872,827
19,448	Parker-Hannifin Corp.	2,160,284
21,117	Pentair Plc	1,145,809
15,629	Textron, Inc.	569,833

		7,752,209

	Oil & Gas — 10.3%

20,840	Apache Corp.	1,017,201
102,867	BP Plc, Sponsored ADR	3,104,526
3,209	California Resources Corp.	3,305
117,807	Canadian Natural Resources, Ltd.	3,180,789
16,401	Cimarex Energy Co.	1,595,325
69,200	Devon Energy Corp.	1,898,848
8,268	Diamondback Energy, Inc.*	638,124

See accompanying Notes to the Financial Statements.	39

Mercer US Large Cap Value Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Shares	Description	Value ($)

	Oil & Gas — continued

10,088	Energen Corp.	369,120
54,876	EOG Resources, Inc.	3,982,900
2,425	EQT Corp.	163,106
9,500	Helmerich & Payne, Inc.‡	557,840
22,346	Hess Corp.	1,176,517
15,815	Marathon Petroleum Corp.	588,002
94,918	Occidental Petroleum Corp.	6,495,239
49,712	Phillips 66	4,304,562
6,691	Pioneer Natural Resources Co.	941,691
30,783	QEP Resources, Inc.	434,348
23,430	Valero Energy Corp.	1,502,800

		31,954,243

	Oil & Gas Services — 1.0%

59,452	National Oilwell Varco, Inc.‡	1,848,957
18,623	Schlumberger, Ltd.	1,373,446

		3,222,403

	Packaging & Containers — 0.6%

16,523	Crown Holdings, Inc.*	819,376
11,193	Packaging Corp. of America	676,057
8,066	WestRock Co.	314,816

		1,810,249

	Pharmaceuticals — 5.9%

19,800	AbbVie, Inc.	1,130,976
8,605	Bristol-Myers Squibb Co.	549,687
8,845	Cardinal Health, Inc.	724,848
8,731	Eli Lilly & Co.	628,719
8,100	Endo International Plc*	228,015
29,851	Express Scripts Holding Co.*	2,050,465
33,600	Horizon Pharma Plc*	556,752
3,500	Jazz Pharmaceuticals Plc *	456,925
31,230	Johnson & Johnson	3,379,086
8,900	Mallinckrodt Plc*	545,392
3,716	McKesson Corp.	584,341
55,219	Merck & Co., Inc.	2,921,637
15,800	Mylan NV*	732,330
98,564	Pfizer, Inc.	2,921,437
5,858	Teva Pharmaceutical Industries, Ltd., Sponsored ADR	313,462
23,700	Valeant Pharmaceuticals International, Inc.* ‡	623,310

		18,347,382

	Private Equity — 1.4%

68,520	Blackstone Group (The), LP	1,921,986
169,930	KKR & Co., LP	2,496,272

		4,418,258

40	See accompanying Notes to the Financial Statements.

Mercer US Large Cap Value Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Shares	Description	Value ($)

	REITS — 0.8%

16,433	American Homes 4 Rent Class A REIT Class A	261,285
32,326	Communications Sales & Leasing, Inc. REIT	719,253
51,900	Hatteras Financial Corp. REIT	742,170
86,030	Two Harbors Investment Corp. REIT	683,078

		2,405,786

	Retail — 3.5%

47,734	Bed Bath & Beyond, Inc.*	2,369,516
18,014	Best Buy Co., Inc.	584,374
11,483	CVS Health Corp.	1,191,132
9,200	Dillard’s, Inc. Class A‡	781,172
31,430	Kohl’s Corp.	1,464,952
66,968	Macy’s, Inc.	2,952,619
37,809	Staples, Inc.	417,033
14,368	Target Corp.	1,182,199

		10,942,997

	Semiconductors — 2.5%

117,032	Applied Materials, Inc.	2,478,738
10,100	Lam Research Corp.	834,260
29,541	Microchip Technology, Inc.	1,423,876
154,375	Micron Technology, Inc.*	1,616,306
26,488	Texas Instruments, Inc.	1,520,941

		7,874,121

	Software — 2.2%

13,885	Activision Blizzard, Inc.	469,868
6,369	CA, Inc.	196,102
7,185	Citrix Systems, Inc.*	564,597
48,562	Microsoft Corp.	2,682,079
68,656	Oracle Corp.	2,808,717

		6,721,363

	Telecommunications — 5.5%

54,191	AT&T, Inc.	2,122,661
71,804	CenturyLink, Inc.	2,294,856
24,100	China Mobile, Ltd., Sponsored ADR	1,336,345
194,570	Cisco Systems, Inc.	5,539,408
37,104	Juniper Networks, Inc.	946,523
64,450	Mobile Telesystems PJSC, Sponsored ADR	521,401
15,037	Motorola Solutions, Inc.	1,138,301
37,940	NTT DoCoMo, Inc., Sponsored ADR	863,894
42,480	Verizon Communications, Inc.	2,297,318

		17,060,707

	TOTAL COMMON STOCKS (COST $295,773,121)	294,288,653

See accompanying Notes to the Financial Statements.	41

Mercer US Large Cap Value Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Shares		Description	Value ($)

		INVESTMENT COMPANY — 2.5%

76,464		iShares Russell 1000 Value Index Fund‡	7,555,408

		TOTAL INVESTMENT COMPANY (COST $6,913,491)	7,555,408

Par Value ($)		Description	Value ($)

		SHORT-TERM INVESTMENTS — 5.2%

		Bank Deposit — 2.4%

7,456,675		State Street Bank & Trust Euro Time Deposit, 0.01%, due 04/01/16	7,456,675

		Securities Lending Collateral — 2.8%

8,737,578		State Street Institutional U.S. Government Money Market Fund, Premier Class***	8,737,578

		TOTAL SHORT-TERM INVESTMENTS (COST $16,194,253)	16,194,253

		TOTAL INVESTMENTS — 102.6% (Cost $318,880,865)	318,038,314

		Other Assets and Liabilities (net) — (2.6)%	(7,932,684)

		NET ASSETS — 100.0%	$310,105,630

		Notes to Schedule of Investments:

		ADR — American Depository Receipt

		REIT — Real Estate Investment Trust

	*	Non-income producing security

	‡	All or a portion of this security is out on loan.

	***	Represents an investment of securities lending cash collateral.

42	See accompanying Notes to the Financial Statements.

Mercer US Large Cap Value Equity Fund

Schedule of Investments (Continued)

March 31, 2016

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Buys
34	S&P 500 E-mini Index	June 2016	$3,487,550	$122,634
9	S&P Mid 400 E-mini Index	June 2016	1,297,080	35,200

				$157,834

See accompanying Notes to the Financial Statements.	43

Mercer US Large Cap Value Equity Fund

Schedule of Investments (Continued)

March 31, 2016

Asset Class Summary (Unaudited)	% of Net Assets
Common Stocks	94.9
Investment Company	2.5
Futures Contracts	0.1
Short-Term Investments	5.2
Other Assets and Liabilities (net)	(2.7)

100.0%

44	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Growth Equity Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2016

Shares	Description	Value ($)

	COMMON STOCKS — 93.2%

	Advertising — 0.5%

91,210	Interpublic Group of Cos., Inc.	2,093,270

	Aerospace & Defense — 1.4%

41,770	BE Aerospace, Inc.	1,926,432
19,173	HEICO Corp.	1,152,873
12,955	TransDigm Group, Inc.*	2,854,505

		5,933,810

	Airlines — 1.1%

17,660	Alaska Air Group, Inc.	1,448,473
17,149	Allegiant Travel Co.	3,053,551

		4,502,024

	Apparel — 1.4%

15,250	Columbia Sportswear Co.	916,373
36,970	G-III Apparel Group, Ltd.*	1,807,463
70,468	Hanesbrands, Inc.	1,997,063
34,080	Steven Madden, Ltd.*	1,262,323

		5,983,222

	Banks — 1.7%

30,655	Bank of the Ozarks, Inc.	1,286,590
37,610	BankUnited, Inc.	1,295,289
65,020	FCB Financial Holdings, Inc. Class A*	2,162,565
35,370	First Republic Bank	2,357,057

		7,101,501

	Biotechnology — 1.6%

354,150	ARIAD Pharmaceuticals, Inc.* ‡	2,263,019
53,700	Medivation, Inc.* ‡	2,469,126
248,890	Merrimack Pharmaceuticals, Inc.* ‡	2,083,209

		6,815,354

	Building Materials — 2.0%

52,256	Boise Cascade Co.*	1,082,744
213,750	Builders FirstSource, Inc.* ‡	2,408,963
48,230	Headwaters, Inc.*	956,883
20,925	Lennox International, Inc.	2,828,851
8,592	Martin Marietta Materials, Inc.	1,370,510

		8,647,951

	Chemicals — 2.0%

59,520	Axalta Coating Systems, Ltd.*	1,737,984
16,205	Eastman Chemical Co.‡	1,170,487
104,610	PolyOne Corp.	3,164,452

See accompanying Notes to the Financial Statements.	45

Mercer US Small/Mid Cap Growth Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Shares	Description	Value ($)

	Chemicals — continued

37,210	W.R. Grace & Co.*	2,648,608

		8,721,531

	Commercial Services — 6.5%

105,310	Aramark	3,487,867
29,896	Booz Allen Hamilton Holding Corp.	905,251
22,024	Bright Horizons Family Solutions, Inc.*	1,426,715
17,110	CoStar Group, Inc.*	3,219,589
18,546	Euronet Worldwide, Inc.*	1,374,444
19,538	Global Payments, Inc.	1,275,831
19,767	Heartland Payment Systems, Inc.	1,908,899
80,670	Nord Anglia Education, Inc.* ‡	1,685,196
56,593	On Assignment, Inc.*	2,089,414
49,620	Robert Half International, Inc.	2,311,300
67,610	Sabre Corp.	1,955,281
73,947	Team Health Holdings, Inc.* ‡	3,091,724
65,530	Total System Services, Inc.	3,117,917

		27,849,428

	Computers — 5.1%

96,740	Fortinet, Inc.*	2,963,146
50,430	Genpact, Ltd.*	1,371,192
25,380	IHS, Inc. Class A*	3,151,181
270,092	Logitech International SA	4,315,154
354,426	VeriFone Systems, Inc.*	10,008,990

		21,809,663

	Distribution & Wholesale — 1.3%

170,565	HD Supply Holdings, Inc.*	5,640,585

	Diversified Financial Services — 4.8%

41,167	Affiliated Managers Group, Inc.*	6,685,521
27,264	Ellie Mae, Inc.*	2,471,209
31,560	Evercore Partners, Inc. Class A	1,633,230
50,141	Lazard, Ltd. Class A	1,945,471
248,384	LendingClub Corp.* ‡	2,061,587
50,930	Raymond James Financial, Inc.	2,424,777
50,002	WageWorks, Inc.*	2,530,601
64,577	WisdomTree Investments, Inc.‡	738,115

		20,490,511

	Electrical Components & Equipment — 0.3%

5,590	Acuity Brands, Inc.	1,219,403

	Electronics — 1.3%

37,690	FLIR Systems, Inc.	1,241,885
11,809	Mettler-Toledo International, Inc.*	4,071,271

		5,313,156

46	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Growth Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Shares	Description	Value ($)

	Engineering & Construction — 0.4%

11,015	Dycom Industries, Inc.*	712,340
38,340	MasTec, Inc.* ‡	776,002

		1,488,342

	Entertainment — 0.7%

23,450	Vail Resorts, Inc.	3,135,265

	Food — 0.2%

23,391	WhiteWave Foods Co. (The) Class A*	950,610

	Hand & Machine Tools — 1.3%

33,875	Snap-on, Inc.	5,318,036

	Health Care - Products — 5.5%

57,870	ABIOMED, Inc.*	5,486,655
46,035	Align Technology, Inc.*	3,346,284
64,806	Bio-Techne Corp.	6,125,463
72,377	DENTSPLY SIRONA, Inc.	4,460,594
130,171	Endologix, Inc.*	1,088,230
37,505	Greatbatch, Inc.*	1,336,678
109,692	Wright Medical Group, Inc.*	1,820,887

		23,664,791

	Health Care - Services — 2.6%

44,944	Acadia Healthcare Co., Inc.*	2,476,864
42,465	Centene Corp.*	2,614,570
11,575	ICON Plc*	869,283
55,650	Quest Diagnostics, Inc.	3,976,192
11,692	WellCare Health Plans, Inc.*	1,084,433

		11,021,342

	Home Furnishings — 0.2%

10,066	Harman International Industries, Inc.	896,277

	Household Products & Wares — 1.1%

80,490	Jarden Corp.*	4,744,885

	Insurance — 0.8%

46,310	Assurant, Inc.	3,572,816

	Internet — 3.5%

135,913	NIC, Inc.	2,450,511
323,726	Pandora Media, Inc.* ‡	2,897,347
147,313	Quotient Technology, Inc.* ‡	1,561,518
87,338	Shutterstock, Inc.* ‡	3,207,925
71,400	Splunk, Inc.*	3,493,602
68,093	Yelp, Inc.*	1,353,689

		14,964,592

See accompanying Notes to the Financial Statements.	47

Mercer US Small/Mid Cap Growth Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Shares	Description	Value ($)

	Leisure Time — 0.6%

118,807	Liberty TripAdvisor Holdings, Inc. Class A*	2,632,763

	Lodging — 0.4%

62,927	Diamond Resorts International, Inc.*	1,529,126

	Machinery - Diversified — 4.6%

25,250	Flowserve Corp.	1,121,353
79,199	Graco, Inc.	6,649,548
41,430	Middleby Corp. (The)*	4,423,481
18,239	Wabtec Corp.	1,446,170
89,493	Zebra Technologies Corp. Class A* ‡	6,175,017

		19,815,569

	Media — 0.8%

55,120	Nexstar Broadcasting Group, Inc. Class A‡	2,440,163
26,395	Tribune Media Co. Class A	1,012,248

		3,452,411

	Miscellaneous - Manufacturing — 1.2%

32,520	AO Smith Corp.	2,481,601
24,543	Carlisle Cos., Inc.	2,442,029

		4,923,630

	Office Furnishings — 0.6%

123,600	Knoll, Inc.	2,675,940

	Oil & Gas — 0.9%

45,335	Gulfport Energy Corp.*	1,284,794
29,015	Tesoro Corp.	2,495,580

		3,780,374

	Oil & Gas Services — 1.4%

39,029	Core Laboratories NV‡	4,387,250
55,730	Oil States International, Inc.*	1,756,609

		6,143,859

	Packaging & Containers — 0.5%

57,058	Berry Plastics Group, Inc.*	2,062,647

	Pharmaceuticals — 3.1%

47,229	ACADIA Pharmaceuticals, Inc.* ‡	1,320,523
24,740	Akorn, Inc.*	582,132
18,082	Alkermes Plc*	618,224
7,555	Anacor Pharmaceuticals, Inc.*	403,815
27,260	DexCom, Inc.*	1,851,227
32,617	Jazz Pharmaceuticals Plc*	4,258,149
74,585	Neurocrine Biosciences, Inc.*	2,949,837
22,775	Pacira Pharmaceuticals, Inc.*	1,206,619

		13,190,526

48	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Growth Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Shares	Description	Value ($)

	Real Estate — 0.4%

15,735	Jones Lang Lasalle, Inc.	1,846,030

	REITS — 4.5%

42,441	CyrusOne, Inc. REIT	1,937,432
16,875	Digital Realty Trust, Inc. REIT	1,493,269
238,542	Equity Commonwealth REIT*	6,731,655
23,580	Extra Space Storage, Inc. REIT	2,203,787
199,940	Outfront Media, Inc. REIT	4,218,734
132,670	Starwood Property Trust, Inc. REIT	2,511,443

		19,096,320

	Retail — 10.1%

25,635	Burlington Stores, Inc.*	1,441,712
22,202	Children’s Place (The), Inc.	1,853,201
67,507	DineEquity, Inc.	6,307,179
119,642	Dunkin’ Brands Group, Inc.	5,643,513
17,720	Foot Locker, Inc.	1,142,940
54,150	Jack in the Box, Inc.	3,458,561
42,355	Lululemon Athletica, Inc.* ‡	2,867,857
4,220	Panera Bread Co. Class A*	864,383
30,190	Red Robin Gourmet Burgers, Inc.*	1,946,349
22,900	Restoration Hardware Holdings, Inc.* ‡	959,510
256,620	Sally Beauty Holdings, Inc.*	8,309,356
19,740	Signet Jewelers, Ltd.	2,448,352
89,870	Sonic Corp.	3,159,829
14,495	Ulta Salon Cosmetics & Fragrance, Inc.*	2,808,261

		43,211,003

	Semiconductors — 1.9%

68,725	Integrated Device Technology, Inc.*	1,404,739
26,280	M/A-COM Technology Solutions Holdings, Inc.*	1,150,801
296,510	ON Semiconductor Corp.*	2,843,531
32,750	Qorvo, Inc.*	1,650,928
13,845	Synaptics, Inc.*	1,104,000

		8,153,999

	Software — 10.8%

19,512	athenahealth, Inc.* ‡	2,707,875
108,288	Blackbaud, Inc.	6,810,232
37,695	Broadridge Financial Solutions, Inc.	2,235,690
101,083	Cornerstone OnDemand, Inc.*	3,312,490
38,115	Ebix, Inc.	1,554,711
20,860	Guidewire Software, Inc.*	1,136,453
49,569	Imperva, Inc.*	2,503,235
80,629	j2 Global, Inc.	4,965,134
95,997	MSCI, Inc. Class A	7,111,458
32,598	Paycom Software, Inc.* ‡	1,160,489
46,579	Proofpoint, Inc.*	2,505,019

See accompanying Notes to the Financial Statements.	49

Mercer US Small/Mid Cap Growth Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Shares	Description	Value ($)

	Software — continued

194,921	Qlik Technologies, Inc.*	5,637,115
48,830	ServiceNow, Inc.*	2,987,419
19,122	SS&C Technologies Holdings, Inc.	1,212,717
8,680	Tableau Software, Inc. Class A*	398,152

		46,238,189

	Telecommunications — 2.3%

32,828	Arista Networks, Inc.* ‡	2,071,447
118,125	Ciena Corp.*	2,246,738
61,580	CommScope Holding Co., Inc.*	1,719,314
13,660	NICE-Systems, Ltd., Sponsored ADR	885,031
17,960	Palo Alto Networks, Inc.*	2,929,994

		9,852,524

	Transportation — 1.8%

80,738	Expeditors International of Washington, Inc.	3,940,822
24,593	Genesee & Wyoming, Inc. Class A*	1,541,981
32,880	Old Dominion Freight Line, Inc.*	2,289,105

		7,771,908

	TOTAL COMMON STOCKS (COST $372,876,250)	398,255,183

	INVESTMENT COMPANIES — 2.4%

43,650	iShares Russell 2000 Growth Index Fund	5,791,482
51,300	iShares Russell Mid-Cap Growth ETF	4,727,808

	TOTAL INVESTMENT COMPANY (COST $9,070,110)	10,519,290

	WARRANTS — 0.0%

	Oil & Gas — 0.0%

27,862	Magnum Hunter Resources Corp., Strike Price $8.50, Expires 4/15/16* ‡ ****	—

	TOTAL WARRANTS (COST $—)	—

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 12.9%

	Bank Deposit — 4.5%

19,163,909	State Street Bank & Trust Euro Time Deposit, 0.01%, due 04/01/16	19,163,909

	Securities Lending Collateral — 8.4%

35,835,272	State Street Institutional U.S. Government Money Market Fund, Premier Class***	35,835,272

	TOTAL SHORT-TERM INVESTMENTS (COST $54,999,181)	54,999,181

	TOTAL INVESTMENTS — 108.5% (Cost $436,945,541)	463,773,654

	Other Assets and Liabilities (net) — (8.5)%	(36,348,091)

	NET ASSETS — 100.0%	$427,425,563

50	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Growth Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Notes to Schedule of Investments:

ADR — American Depository Receipt

REIT — Real Estate Investment Trust

*	Non-income producing security

‡	All or a portion of this security is out on loan.

***	Represents an investment of securities lending cash collateral.

****	Securities fair valued by the Valuation Committee as approved by the Board of Trustees. The total market value of the securities at year end is $0 which represents 0.0% of net assets. The aggregate tax cost of these securities held at March 31, 2016 was $0.

See accompanying Notes to the Financial Statements.	51

Mercer US Small/Mid Cap Growth Equity Fund

Schedule of Investments (Continued)

March 31, 2016

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Buys
56	Russell 2000 Mini Index	June 2016	$6,213,760	$154,637
14	NASDAQ 100 E-mini Index	June 2016	1,253,350	56,087
12	S&P Mid 400 E-mini Index	June 2016	1,729,440	46,933

				$257,657

52	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Growth Equity Fund

Schedule of Investments (Continued)

March 31, 2016

Asset Class Summary (Unaudited)	% of Net Assets
Common Stocks	93.2
Investment Companies	2.4
Futures Contracts	0.1
Warrants	0.0
Short-Term Investments	12.9
Other Assets and Liabilities (net)	(8.6)

100.0%

See accompanying Notes to the Financial Statements.	53

Mercer US Small/Mid Cap Value Equity Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2016

Shares	Description	Value ($)

	COMMON STOCKS — 93.8%

	Aerospace & Defense — 1.6%

60,665	Cubic Corp.	2,424,173
89,110	KLX, Inc.*	2,863,995
23,052	Orbital ATK, Inc.	2,004,141

		7,292,309

	Airlines — 0.4%

24,465	Alaska Air Group, Inc.	2,006,619

	Apparel — 0.4%

32,620	Michael Kors Holdings, Ltd.*	1,858,035

	Auto Parts & Equipment — 0.7%

112,245	Allison Transmission Holdings, Inc.	3,028,370

	Banks — 4.4%

65,940	Ameris Bancorp	1,950,505
79,845	Capital Bank Financial Corp. Class A	2,463,218
44,060	Great Western Bancorp, Inc.	1,201,516
100,460	Heritage Financial Corp.	1,765,082
227,350	KeyCorp	2,509,944
53,735	PacWest Bancorp	1,996,255
49,076	PrivateBancorp, Inc.	1,894,334
138,850	United Community Banks, Inc.	2,564,560
35,133	Webster Financial Corp.	1,261,275
76,590	Western Alliance Bancorp*	2,556,574

		20,163,263

	Biotechnology — 1.7%

34,600	Bio-Rad Laboratories, Inc. Class A*	4,730,512
15,300	Cambrex Corp.*	673,200
31,480	Charles River Laboratories International, Inc.*	2,390,591

		7,794,303

	Building Materials — 0.7%

87,850	Louisiana-Pacific Corp.*	1,503,992
36,040	Owens Corning	1,703,971

		3,207,963

	Chemicals — 1.3%

38,180	Albemarle Corp.	2,440,847
52,610	Celanese Corp. Series A	3,445,955

		5,886,802

	Commercial Services — 4.3%

24,890	Euronet Worldwide, Inc.*	1,844,598
45,200	Global Payments, Inc.	2,951,560

54	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Value Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Shares	Description	Value ($)

	Commercial Services — continued

70,825	ICF International, Inc.*	2,434,255
54,690	Insperity, Inc.	2,829,114
64,400	Kelly Services, Inc. Class A	1,231,328
66,815	Korn/Ferry International	1,890,196
111,460	SP Plus Corp.*	2,681,728
107,199	TriNet Group, Inc.*	1,538,306
73,841	Viad Corp.	2,153,203

		19,554,288

	Computers — 0.7%

23,417	Lumentum Holdings, Inc.*	631,556
90,315	VeriFone Systems, Inc.*	2,550,496

		3,182,052

	Cosmetics & Personal Care — 1.0%

267,016	Elizabeth Arden, Inc.* ‡	2,186,861
71,170	Inter Parfums, Inc.	2,199,153

		4,386,014

	Distribution & Wholesale — 0.3%

19,197	Tech Data Corp.*	1,473,754

	Diversified Financial Services — 5.7%

77,775	AerCap Holdings NV*	3,014,559
116,180	Blackhawk Network Holdings, Inc.*	3,984,974
44,355	CoreLogic, Inc.*	1,539,119
216,000	E*TRADE Financial Corp.*	5,289,840
358,251	FNFV Group*	3,887,023
121,950	Invesco, Ltd.	3,752,402
62,645	Lazard, Ltd. Class A	2,430,626
126,420	Leucadia National Corp.	2,044,211

		25,942,754

	Electric — 1.8%

64,097	Ameren Corp.	3,211,260
42,205	Black Hills Corp.	2,537,787
28,805	DTE Energy Co.	2,611,461

		8,360,508

	Electrical Components & Equipment — 0.8%

66,615	EnerSys	3,711,788

	Electronics — 2.1%

77,530	Coherent, Inc.*	7,125,007
42,619	Gentex Corp.	668,692
69,230	Orbotech, Ltd.*	1,646,290

		9,439,989

See accompanying Notes to the Financial Statements.	55

Mercer US Small/Mid Cap Value Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Shares	Description	Value ($)

	Energy - Alternate Sources — 0.4%

26,325	First Solar, Inc.*	1,802,473

	Engineering & Construction — 0.9%

252,430	KBR, Inc.	3,907,616

	Entertainment — 3.6%

33,320	Carmike Cinemas, Inc.*	1,000,933
112,150	Dolby Laboratories, Inc. Class A	4,874,039
106,395	International Speedway Corp. Class A	3,927,039
10,099	Madison Square Garden Co. (The) Class A*	1,680,070
10,820	Marriott Vacations Worldwide Corp.	730,350
202,973	SeaWorld Entertainment, Inc.‡	4,274,611

		16,487,042

	Environmental Control — 0.4%

42,336	US Ecology, Inc.	1,869,558

	Food — 5.5%

178,515	Aryzta AG, Unsponsored ADR*	3,697,046
34,340	Fresh Market (The), Inc.*	979,720
79,485	Ingles Markets, Inc. Class A	2,980,687
43,050	John B Sanfilippo & Son, Inc.	2,974,325
349,252	Orkla ASA, Sponsored ADR	3,138,029
94,125	Pinnacle Foods, Inc.	4,205,505
58,820	TreeHouse Foods, Inc.*	5,102,635
49,810	United Natural Foods, Inc.*	2,007,343
745	Village Super Market, Inc. Class A	17,999

		25,103,289

	Forest Products & Paper — 0.5%

16,749	Deltic Timber Corp.‡	1,007,453
64,458	Glatfelter	1,336,214

		2,343,667

	Gas — 2.1%

32,715	Atmos Energy Corp.	2,429,416
54,215	Laclede Group (The), Inc.	3,673,066
31,386	National Fuel Gas Co.‡	1,570,870
84,120	NiSource, Inc.	1,981,867

		9,655,219

	Hand & Machine Tools — 0.4%

16,380	Stanley Black & Decker, Inc.‡	1,723,340

	Health Care - Products — 1.0%

45,700	Bruker Corp.	1,279,600
30,055	DENTSPLY SIRONA, Inc.	1,852,289

56	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Value Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Shares	Description	Value ($)

	Health Care - Products — continued

62,485	Globus Medical, Inc. Class A*	1,484,019

		4,615,908

	Health Care - Services — 2.1%

67,630	Air Methods Corp.* ‡	2,449,559
15,700	Amedisys, Inc.*	758,938
46,920	Amsurg Corp.*	3,500,232
46,890	Centene Corp.*	2,887,017

		9,595,746

	Home Builders — 1.3%

37,405	KB Home	534,143
192,360	Taylor Morrison Home Corp. Class A*	2,716,123
240,125	TRI Pointe Group, Inc.*	2,828,673

		6,078,939

	Home Furnishings — 1.3%

27,470	Ethan Allen Interiors, Inc.	874,095
145,263	La-Z-Boy, Inc.	3,884,333
20,510	Universal Electronics, Inc.*	1,271,415

		6,029,843

	Household Products & Wares — 0.5%

17,310	Avery Dennison Corp.	1,248,224
81,970	SodaStream International, Ltd.* ‡	1,154,138

		2,402,362

	Housewares — 0.8%

81,445	Newell Rubbermaid, Inc.‡	3,607,199

	Insurance — 5.0%

4,811	Alleghany Corp.*	2,387,218
53,390	Allied World Assurance Co. Holdings AG	1,865,447
9,790	American National Insurance Co.	1,130,745
45,060	Axis Capital Holdings, Ltd.	2,499,028
48,352	Brown & Brown, Inc.	1,731,002
38,575	Endurance Specialty Holdings, Ltd.	2,520,490
20,701	Reinsurance Group of America, Inc.	1,992,471
119,804	Voya Financial, Inc.	3,566,565
6,040	White Mountains Insurance Group, Ltd.	4,847,704

		22,540,670

	Internet — 1.4%

30,709	ePlus, Inc.*	2,472,382
70,570	Liberty Ventures Class A*	2,760,698
101,080	Match Group, Inc.* ‡	1,117,945

		6,351,025

See accompanying Notes to the Financial Statements.	57

Mercer US Small/Mid Cap Value Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Shares	Description	Value ($)

	Investment Company — 0.3%

88,182	Capital Southwest Corp.	1,223,084

	Iron & Steel — 0.7%

64,930	Nucor Corp.	3,071,189

	Lodging — 1.2%

96,719	La Quinta Holdings, Inc.* ‡	1,208,987
195,445	MGM Resorts International*	4,190,341

		5,399,328

	Machinery - Diversified — 0.3%

41,257	Albany International Corp. Class A	1,550,851

	Media — 2.2%

102,640	Gray Television, Inc.*	1,202,941
39,060	Liberty Broadband Corp. Class C*	2,263,527
89,820	News Corp. Class A	1,147,001
135,620	TEGNA, Inc.	3,181,645
57,620	Tribune Media Co. Class A	2,209,727

		10,004,841

	Mining — 0.6%

109,640	Materion Corp.	2,903,267

	Miscellaneous - Manufacturing — 0.9%

107,050	ITT Corp.	3,949,074

	Oil & Gas — 3.7%

86,475	Energen Corp.	3,164,120
145,336	Evolution Petroleum Corp.	706,333
295,240	Gran Tierra Energy, Inc.*	729,243
37,693	Murphy USA, Inc.*	2,316,235
157,155	Nabors Industries, Ltd.	1,445,826
66,825	Newfield Exploration Co.*	2,221,931
79,385	PBF Energy, Inc. Class A	2,635,582
469,760	Precision Drilling Corp.‡	1,972,992
47,700	QEP Resources, Inc.	673,047
125,345	WPX Energy, Inc.*	876,162

		16,741,471

	Oil & Gas Services — 0.1%

28,675	PHI, Inc.*	541,671

	Packaging & Containers — 1.2%

105,500	Berry Plastics Group, Inc.*	3,813,825
36,835	WestRock Co.	1,437,670

		5,251,495

58	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Value Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Shares	Description	Value ($)

	Pharmaceuticals — 0.6%

66,556	Akorn, Inc.*	1,566,062
39,530	Premier, Inc. Class A*	1,318,721

		2,884,783

	Real Estate — 1.7%

136,950	CBRE Group, Inc.*	3,946,899
295,863	Forestar Group, Inc.* ‡	3,858,054

		7,804,953

	REITS — 6.7%

53,705	Alexandria Real Estate Equities, Inc. REIT	4,881,248
280,976	Brandywine Realty Trust REIT	3,942,093
44,789	DuPont Fabros Technology, Inc. REIT	1,815,298
23,920	EPR Properties REIT	1,593,550
56,026	Forest City Realty Trust, Inc. REIT Class A	1,181,588
79,481	Geo Group (The), Inc. REIT	2,755,606
46,215	Liberty Property Trust REIT	1,546,354
139,165	Physicians Realty Trust REIT	2,585,686
215,530	Ramco-Gershenson Properties Trust REIT	3,886,006
38,900	SL Green Realty Corp. REIT	3,768,632
2,350	Sovran Self Storage, Inc. REIT	277,183
167,383	Sunstone Hotel Investors, Inc. REIT	2,343,362

		30,576,606

	Retail — 4.2%

84,482	American Eagle Outfitters, Inc.‡	1,408,315
7,411	Biglari Holdings, Inc.*	2,754,743
130,375	Bloomin’ Brands, Inc.	2,199,426
209,839	Fred’s, Inc. Class A‡	3,128,700
181,265	Haverty Furniture Cos., Inc.¤	3,835,567
32,873	J. Alexander’s Holdings, Inc.*	347,139
16,713	MSC Industrial Direct Co., Inc. Class A	1,275,369
43,860	Pier 1 Imports, Inc.	307,459
37,605	PVH Corp.	3,725,151

		18,981,869

	Savings & Loans — 1.0%

95,005	Banc of California, Inc.	1,662,587
55,140	Sterling Bancorp	878,380
80,755	Washington Federal, Inc.	1,829,101

		4,370,068

	Semiconductors — 4.3%

59,875	Integrated Device Technology, Inc.*	1,223,845
30,415	Lam Research Corp.	2,512,279
748,935	Lattice Semiconductor Corp.* ‡	4,253,951
42,705	Mellanox Technologies, Ltd.*	2,320,163
17,810	Microsemi Corp.*	682,301

See accompanying Notes to the Financial Statements.	59

Mercer US Small/Mid Cap Value Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Shares	Description	Value ($)

	Semiconductors — continued

28,065	Skyworks Solutions, Inc.	2,186,263
293,965	Teradyne, Inc.	6,346,704

		19,525,506

	Software — 2.6%

70,322	CSG Systems International, Inc.	3,175,742
585,395	Mitel Networks Corp.* ¤	4,788,531
88,960	Nuance Communications, Inc.*	1,662,662
55,100	Rackspace Hosting, Inc.*	1,189,609
27,500	Take-Two Interactive Software, Inc.*	1,035,925

		11,852,469

	Telecommunications — 2.6%

40,910	ARRIS International Plc*	937,657
98,455	Level 3 Communications, Inc.*	5,203,347
102,914	NeuStar, Inc. Class A* ‡	2,531,685
102,681	Telephone & Data Systems, Inc.	3,089,671

		11,762,360

	Textiles — 1.2%

50,046	UniFirst Corp.	5,461,020

	Transportation — 2.2%

186,849	Air Transport Services Group, Inc.*	2,873,737
47,843	Forward Air Corp.	2,168,245
33,880	Kansas City Southern	2,895,046
122,811	Marten Transport, Ltd.	2,299,022

		10,236,050

	Water — 0.4%

160,449	PICO Holdings, Inc.*	1,641,393

	TOTAL COMMON STOCKS (COST $420,115,014)	427,136,055

	INVESTMENT COMPANIES — 2.2%

61,400	iShares Russell 2000 Value Index Fund	5,723,094
64,650	iShares Russell Mid-Cap Value ETF	4,585,625

	TOTAL INVESTMENT COMPANY (COST $9,067,212)	10,308,719

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 10.1%

	Bank Deposit — 4.0%

18,147,653	State Street Bank & Trust Euro Time Deposit, 0.01%, due 04/01/16	18,147,653

60	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Value Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Par Value ($)		Description	Value ($)

		Securities Lending Collateral — 6.1%

27,674,916		State Street Institutional U.S. Government Money Market Fund, Premier Class***	27,674,916

		TOTAL SHORT-TERM INVESTMENTS (COST $45,822,569)	45,822,569

		TOTAL INVESTMENTS — 106.1% (Cost $475,004,795)	483,267,343

		Other Assets and Liabilities (net) — (6.1)%	(27,973,238)

		NET ASSETS — 100.0%	$455,294,105

		Notes to Schedule of Investments:

		ADR — American Depository Receipt

		REIT — Real Estate Investment Trust

	*	Non-income producing security

	¤	Illiquid security. The total market value of this security at year end is $8,624,098 which represents 1.9% of net assets. The aggregate tax cost of this security held at March 31, 2016 was $9,491,149.

	‡	All or a portion of this security is out on loan.

	***	Represents an investment of securities lending cash collateral.

See accompanying Notes to the Financial Statements.	61

Mercer US Small/Mid Cap Value Equity Fund

Schedule of Investments (Continued)

March 31, 2016

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Buys
55	S&P Mid 400 E-mini Index	June 2016	$7,926,600	$215,111
15	Russell 2000 Mini Index	June 2016	1,664,400	42,424

				$257,535

62	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Value Equity Fund

Schedule of Investments (Continued)

March 31, 2016

Asset Class Summary (Unaudited)	% of Net Assets
Common Stocks	93.8
Investment Companies	2.2
Futures Contracts	0.1
Short-Term Investments	10.1
Other Assets and Liabilities (net)	(6.2)

100.0%

See accompanying Notes to the Financial Statements.	63

Mercer Non-US Core Equity Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2016

Shares	Description	Value ($)

	COMMON STOCKS — 91.9%

	Australia — 3.7%
473,395	AGL Energy, Ltd.	6,700,525
912,600	Asaleo Care, Ltd.	1,277,671
372,118	Aurizon Holdings, Ltd.	1,133,557
194,218	Australian Pharmaceutical Industries, Ltd.	292,081
259,978	Austria & New Zealand Banking Group, Ltd.	4,691,719
294,129	BGP Holdings Plc¤ ****	—
1,592,563	Brambles, Ltd.	14,847,953
105,855	carsales.com, Ltd.‡	957,604
261,005	Computershare, Ltd.	1,963,609
526,700	CSR, Ltd.	1,337,041
107,437	Estia Health, Ltd.‡	475,214
975,799	Evolution Mining, Ltd.	1,140,962
358,506	Harvey Norman Holdings, Ltd.	1,296,169
302,588	Investa Office Fund REIT	975,288
45,800	Macquarie Group, Ltd.	2,328,459
130,170	McMillan Shakespeare, Ltd.‡	1,250,664
505,672	Metcash, Ltd.* ‡	676,839
181,057	Orica, Ltd.‡	2,140,704
84,729	Premier Investments, Ltd.	1,102,808
242,111	Primary Health Care, Ltd.	698,414
1,033,876	Qantas Airways, Ltd.*	3,236,907
50,424	REA Group, Ltd.	2,095,751
1,094,627	Sigma Pharmaceuticals, Ltd.	892,564
61,602	Sirtex Medical, Ltd.	1,370,441
392,735	Star Entertainment Grp, Ltd. (The)	1,715,992
523,018	Sydney Airport	2,691,597
269,252	Tatts Group, Ltd.	782,921
403,433	Telstra Corp., Ltd.	1,654,116
261,014	TPG Telecom, Ltd.	2,276,901
95,488	Treasury Wine Estates, Ltd.	708,098
115,518	Vocus Communications, Ltd.	740,222
158,613	Wesfarmers, Ltd.	5,057,439
194,217	Woolworths, Ltd.	3,301,770

	Total Australia	71,812,000

	Austria — 0.8%

38,864	BUWOG AG*	836,148
20,556	CA Immobilien Anlagen AG*	404,660
362,090	Erste Group Bank AG*	10,191,710
14,992	Oesterreichische Post AG	610,416
69,200	OMV AG	1,949,737
37,607	Voestalpine AG	1,260,153
41,870	Wienerberger AG	805,395

	Total Austria	16,058,219

	Belgium — 1.0%

55,042	Ageas	2,187,156
29,589	Anheuser-Busch InBev NV, Sponsored ADR	3,688,565

64	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Shares	Description	Value ($)

	Belgium — continued

55,226	Anheuser-Busch InBev NV	6,875,410
19,032	Delhaize Group	1,989,867
12,650	Delhaize Group SA, Sponsored ADR	328,521
26,047	Mobistar SA*	584,139
10,267	Ontex Group NV	337,129
74,923	Proximus	2,564,344

	Total Belgium	18,555,131

	Bermuda — 0.2%

2,043,033	Esprit Holdings, Ltd.*	1,893,807
156,650	Hiscox, Ltd.	2,181,733
69,272	Lancashire Holdings, Ltd.	549,597

	Total Bermuda	4,625,137

	Brazil — 0.1%

674,100	JBS SA	2,082,786

	Canada — 1.0%

60,320	Canadian Pacific Railway, Ltd.	8,046,864
18,245	Fairfax Financial Holdings, Ltd.	10,255,822
40,400	Milestone Apartments Real Estate Investment Trust REIT	518,489

	Total Canada	18,821,175

	Cayman Islands — 0.9%

1,339,500	China Hongqiao Group, Ltd.	932,541
3,714,000	Jiangnan Group, Ltd.	655,985
2,741,000	Lee & Man Paper Manufacturing, Ltd.	1,865,840
79,074	Phoenix Group Holdings	1,072,317
525,050	Tencent Holdings, Ltd.	10,729,051
2,170,000	United Laboratories International Holdings, Ltd. (The)*	872,862
3,810,000	Universal Health International Group Holding, Ltd.	417,518
2,144,000	Xinyi Glass Holdings, Ltd.	1,426,284

	Total Cayman Islands	17,972,398

	China — 0.1%

905,000	China Railway Construction Corp., Ltd. Class H	1,076,916
628,600	Shanghai Pharmaceuticals Holding Co., Ltd. Class H	1,248,034

	Total China	2,324,950

	Denmark — 2.0%

8,251	Carlsberg AS Class B	787,498
3,700	Christian Hansen Holding AS	248,781
98,839	Danske Bank AS	2,796,781
142,025	DSV AS	5,921,736
69,415	GN Store Nord AS	1,453,501
27,670	Jyske Bank AS	1,251,042
15,652	NKT Holding AS	904,462
131,193	Novo Nordisk AS Class B	7,127,579

See accompanying Notes to the Financial Statements.	65

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Shares	Description	Value ($)

	Denmark — continued

99,657	Pandora AS	13,070,745
36,690	Sydbank AS	1,053,345
592,883	TDC AS	2,906,400
18,285	Vestas Wind Systems AS	1,292,098

	Total Denmark	38,813,968

	Faroe Islands — 0.0%

17,152	Bakkafrost P/F	664,617

	Finland — 1.1%

96,727	Fortum OYJ	1,467,099
49,429	Kemira OYJ‡	552,566
36,230	Kesko OYJ Class B	1,602,306
43,749	Kone OYJ Class B‡	2,111,824
47,391	Metsa Board OYJ	317,546
168,077	Neste OYJ‡	5,539,112
356,225	Nokia OYJ, Sponsored ADR	2,105,290
421,440	Nokia OYJ	2,509,317
128,323	Sponda OYJ	541,053
18,249	Sponda OYJ, Bonus Issue* ‡ ****	76,944
213,477	UPM-Kymmene OYJ‡	3,872,824
9,249	Wartsila OYJ Abp	419,164

	Total Finland	21,115,045

	France — 7.9%

118,652	Accor SA	5,035,218
111,860	AXA SA	2,637,357
36,300	BNP Paribas SA	1,829,604
11,053	Cap Gemini SA	1,040,132
48,948	Carrefour SA	1,348,729
31,766	Casino Guichard Perrachon SA‡	1,823,704
10,638	Christian Dior SE	1,932,333
40,716	Cie de Saint-Gobain	1,796,992
129,388	CNP Assurances	2,020,722
302,018	Danone SA	21,513,739
44,597	Dassault Systemes SA	3,543,716
63,762	Edenred	1,240,307
76,000	Electricite de France SA	854,280
276,931	Engie	4,304,468
14,036	Euler Hermes Group	1,273,820
9,996	Ipsen SA	574,901
42,863	IPSOS	1,002,779
32,289	L’Oreal SA	5,793,364
93,634	Legrand SA	5,254,475
35,906	LVMH Moet Hennessy Louis Vuitton SE	6,157,963
56,503	Metropole Television SA	1,031,818
223,200	Natixis SA	1,100,562
45,740	Neopost SA	962,713
32,329	Nexans SA*	1,455,938

66	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Shares	Description	Value ($)

	France — continued

306,230	Orange SA	5,372,309
84,265	Pernod-Ricard SA	9,410,374
83,878	Peugeot SA*	1,439,483
44,103	Renault SA	4,388,493
26,822	Safran SA	1,879,138
86,800	Sanofi	7,008,974
136,220	Schneider Electric SE	8,621,450
1,679	Societe BIC SA	252,939
63,400	Societe Generale SA	2,346,599
17,000	Thales SA	1,491,672
408,059	Total SA	18,628,054
52,364	UBISOFT Entertainment*	1,646,931
87,437	Valeo SA	13,630,598
44,897	Vivendi SA	945,481

	Total France	152,592,129

	Germany — 7.6%

18,165	Allianz SE	2,959,056
22,267	Aurubis AG	1,109,621
23,200	BASF SE	1,752,811
120,304	Bayer AG	14,161,654
22,808	Bayerische Motoren Werke AG	2,097,463
6,948	Bechtle AG	718,759
68,296	Brenntag AG	3,906,902
194,342	Commerzbank AG*	1,692,195
16,266	Continental AG	3,707,186
37,605	Daimler AG	2,886,993
70,100	Deutsche Bank AG	1,194,243
165,560	Deutsche Lufthansa*	2,679,972
226,603	Deutsche Wohnen AG	7,057,305
116,064	Deutz AG	550,205
66,623	DIC Asset AG	623,305
372,672	E.ON SE	3,583,438
100,882	Evonik Industries AG	3,030,924
13,065	Fraport AG Frankfurt Airport Services Worldwide	793,691
15,766	Freenet AG	472,330
114,880	Fresenius Medical Care AG & Co. KGaA	10,190,156
136,951	GEA Group AG	6,710,691
20,981	HeidelbergCement AG	1,799,145
452,922	Infineon Technologies AG	6,454,174
130,943	Jenoptik AG	2,096,487
59,144	K+S AG‡	1,386,031
147,019	Kloeckner & Co. SE	1,439,633
5,471	KUKA AG‡	573,759
33,207	LEG Immobilien AG*	3,135,131
22,512	Leoni AG‡	777,944
47,800	METRO AG‡	1,483,232
8,790	MTU Aero Engines AG	844,303
12,464	Muenchener Rueckversicherungs-Gesellschaft in Muenchen AG	2,538,850

See accompanying Notes to the Financial Statements.	67

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Shares	Description	Value ($)

	Germany — continued

734	Rational AG	392,871
27,895	Rheinmetall AG	2,232,137
17,127	Rhoen-Klinikum AG	533,792
126,232	RWE AG	1,636,268
43,290	Salzgitter AG	1,227,605
38,500	Siemens AG	4,086,742
2,359	Sixt SE	127,179
19,333	SMA Solar Technology AG* ‡	1,011,881
19,617	Software AG	767,991
33,833	STADA Arzneimittel AG	1,344,971
192,402	Symrise AG	12,935,856
127,027	TAG Immobilien AG‡	1,721,121
52,401	Talanx AG*	1,792,005
38,945	TUI AG	608,669
27,115	United Internet AG	1,362,797
225,891	Vonovia SE	8,140,724
19,819	Wirecard AG‡	752,072
350,840	Zalando SE*	11,534,227

	Total Germany	146,616,497

	Gibraltar — 0.0%

119,955	888 Holdings Plc	365,943

	Hong Kong — 1.1%

2,377,600	AIA Group, Ltd.	13,471,907
257,000	CLP Holdings, Ltd.	2,327,613
3,458,000	PCCW, Ltd.	2,229,084
188,500	Power Assets Holdings, Ltd.	1,929,582
342,000	Wheelock & Co., Ltd.	1,527,780

	Total Hong Kong	21,485,966

	Hungary — 0.1%

20,405	MOL Hungarian Oil & Gas Plc	1,227,829
76,167	Richter Gedeon Nyrt	1,519,166

	Total Hungary	2,746,995

	India — 0.1%

36,200	Tata Motors, Ltd., Sponsored ADR*	1,051,610

	Indonesia — 0.4%

9,320,700	Bank Mandiri Persero Tbk PT	7,240,061
3,540,700	Bank Negara Indonesia Persero Tbk PT	1,388,510

	Total Indonesia	8,628,571

	Ireland — 0.3%

313,147	C&C Group Plc	1,416,682
5,076,215	Governor & Co. of the Bank of Ireland (The)*	1,475,074
12,067	Kerry Group Plc Class A	1,125,928

68	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Shares	Description	Value ($)

	Ireland — continued

30,796	Kingspan Group Plc	819,435

	Total Ireland	4,837,119

	Isle Of Man — 0.1%

134,620	GVC Holdings Plc	977,121
82,555	Playtech Plc	1,028,157

	Total Isle of Man	2,005,278

	Israel — 0.3%

410,163	Bank Leumi Le-Israel BM*	1,471,765
5,453	Elbit Systems, Ltd.	513,027
30,409	First International Bank Of Israel, Ltd.	376,685
409,309	Israel Discount Bank, Ltd. Class A*	692,434
57,900	Teva Pharmaceutical Industries, Ltd.	3,121,779

	Total Israel	6,175,690

	Italy — 1.5%

183,100	Astaldi Spa‡	847,960
12,685	Danieli & C. Officine Meccaniche Spa-RSP	198,759
95,081	Davide Campari-Milano Spa	951,851
1,174,133	Enel Spa	5,215,461
47,314	ERG Spa	644,844
339,527	Hera Spa	1,016,021
47,412	Infrastrutture Wireless Italiane Spa*	238,049
4,549,190	Intesa Sanpaolo Spa	12,617,933
190,348	Iren Spa	341,635
127,100	Mediobanca Spa	916,817
468,911	Saras Spa*	753,965
238,876	Snam Spa	1,498,523
1,661,236	Telecom Italia Spa*	1,794,623
415,739	Unipol Gruppo Finanziario Spa	1,684,675

	Total Italy	28,721,116

	Japan — 19.7%

196,000	77 Bank, Ltd. (The)	694,052
94,000	Aeon Co., Ltd.	1,359,883
4,000	Ain Pharmaciez, Inc.	205,347
60,000	Ajinomoto Co., Inc.	1,355,665
22,000	Alpen Co., Ltd.	363,290
9,800	Amano Corp.	154,941
59,400	Asahi Group Holdings, Ltd.	1,853,426
215,600	Astellas Pharma, Inc.	2,870,638
214,500	Calbee, Inc.	8,530,762
275,000	Calsonic Kansei Corp.	2,047,911
25,900	Capcom Co., Ltd.‡	632,550
413,000	Central Glass Co., Ltd.	2,245,144
47,500	Century Tokyo Leasing Corp.‡	1,764,425
222,294	Chiba Bank, Ltd. (The)	1,109,542

See accompanying Notes to the Financial Statements.	69

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Shares	Description	Value ($)

	Japan — continued

67,000	Chubu Electric Power Co., Inc.	936,790
20,600	Coca-Cola Central Co., Ltd.	342,371
18,000	Coca-Cola West Co., Ltd.	446,176
74,500	COMSYS Holdings Corp.‡	1,152,017
233,800	Dai-ichi Life Insurance Co., Ltd. (The)	2,834,223
134,100	Daicel Corp.	1,835,009
182,400	Daihatsu Motor Co., Ltd.‡	2,573,837
105,000	Daiichi Sanyko Co., Ltd.	2,337,849
22,000	Daikyonishikawa Corp.	316,117
54	Daiwa Office Investment Corp. REIT	336,314
294,246	Daiwa Securities Group, Inc.	1,812,416
18,300	Descente, Ltd.	269,953
721,000	DIC Corp.	1,725,602
33,700	Duskin Co., Ltd.‡	606,267
40,100	EDION Corp.	304,688
12,800	Eizo Corp.	322,520
20,900	Enplas Corp.	775,417
146,400	Fuji Heavy Industries, Ltd.	5,177,632
8,900	Fuji Media Holdings, Inc.	97,873
102,100	Fuji Oil Holdings, Inc.	1,843,150
31,100	FUJIFILM Holdings Corp.	1,231,604
352,000	Fujikura, Ltd.	1,659,860
114,100	Fujitec Co., Ltd.	1,163,384
414,000	Fujitsu, Ltd.	1,534,520
708,000	Furukawa Electric Co., Ltd.	1,530,709
34,200	Geo Holdings Corp.‡	569,315
54,797	Glory, Ltd.	1,864,839
218,294	Hachijuni Bank, Ltd. (The)	941,969
36,700	Hirose Electric Co., Ltd.	4,052,200
59,600	Hitachi High-Technologies Corp.	1,680,964
18,300	Hitachi Maxell, Ltd.	278,908
21,600	Hitachi Transport System, Ltd.	361,682
435,000	Hitachi, Ltd.	2,038,089
16,900	House Foods Group, Inc.	316,363
36,700	IBJ Leasing Co., Ltd.‡	652,401
246,200	Inpex Corp.	1,869,582
177,100	Isuzu Motors, Ltd.	1,830,955
106,300	Ito En, Ltd.‡	3,362,218
210,000	Itochu Corp.	2,589,617
41,000	Itoham Foods, Inc.* ****	272,494
131,500	Japan Airlines Co., Ltd.	4,822,661
943	Japan Rental Housing Investments, Inc. REIT	697,213
391,900	Japan Tobacco, Inc.	16,353,138
89,700	JFE Holdings, Inc.‡	1,209,887
313,714	Joyo Bank, Ltd. (The)	1,077,393
146,000	Kaneka Corp.	1,252,227
663,000	Kanematsu Corp.	967,410
53,500	Kansai Electric Power Co., Inc. (The)*	474,429
221,408	Kao Corp.	11,825,368

70	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Shares	Description	Value ($)

	Japan — continued

697,600	KDDI Corp.	18,657,285
108,300	Keihin Corp.	1,619,754
21,000	Kikkoman Corp.‡	691,312
125,000	Kirin Holdings Co., Ltd.	1,754,971
44,000	Kobayashi Pharmaceutical Co., Ltd.‡	3,867,788
800,000	Kobe Steel, Ltd.‡	704,658
104,400	Komori Corp.	1,216,816
452,400	Konica Minolta, Inc.	3,847,986
9,986	Kose Corp.	972,879
672,000	Kubota Corp.	9,186,601
13,300	Kura Corp.	643,730
342,000	KYB Corp.‡	1,013,266
64,000	Kyowa Hakko Kirin Co., Ltd.	1,022,679
71,000	Kyudenko Corp.‡	1,692,326
6,200	Lawson, Inc.	519,632
744,700	Marubeni Corp.‡	3,776,672
22,200	Maruha Nichiro Corp.‡	414,590
38,400	Matsumotokiyoshi Holdings Co., Ltd.	2,012,332
132	MCUBS MidCity Investment Corp. REIT	396,957
343,300	Mitsubishi Chemical Holdings Corp.	1,794,464
126,200	Mitsubishi Co.‡	2,140,106
370,000	Mitsubishi Gas Chemical Co., Inc.	1,994,929
361,100	Mitsui & Co., Ltd.‡	4,160,545
471,000	Mitsui Mining & Smelting Co., Ltd.	754,304
1,773,900	Mizuho Financial Group, Inc.‡	2,653,077
4,700	Mochida Pharmaceutical Co., Ltd.	349,589
85,800	MS&AD Insurance Group Holdings	2,393,957
96,000	Nankai Electric Railway Co., Ltd.	521,874
539,000	NEC Corp.‡	1,357,151
10,800	NEC Networks & System Integration Corp.	168,157
30,000	Nichias Corp.	179,634
77,300	Nichicon Corp.	539,198
75,000	Nichirei Corp.	611,237
59,800	Nidec Corp.‡	4,097,334
159,300	Nihon Kohden Corp.	3,965,669
49,700	Nihon Unisys, Ltd.‡	659,306
397,000	Nippon Chemi-Con Corp.	558,085
169,000	Nippon Electric Glass Co., Ltd.‡	866,088
20,000	Nippon Flour Mills Co., Ltd.	164,598
39,300	Nippon Paper Industries Co., Ltd.‡	700,368
10,600	Nippon Shokubai Co., Ltd.	540,398
248,000	Nippon Soda Co., Ltd.	1,251,088
286,700	Nippon Telegraph & Telephone Corp.	12,366,401
54,705	Nippon Telegraph & Telephone Corp., ADR	2,365,444
17,100	Nippon Television Network Corp.	282,528
68,000	Nishimatsu Construction Co., Ltd.	292,219
25,900	Nishimatsuya Chain Co., Ltd.	259,933
54,500	Nisshin Seifun Group, Inc.	867,481
170,000	Nisshinbo Holdings, Inc.	1,807,465

See accompanying Notes to the Financial Statements.	71

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Shares	Description	Value ($)

	Japan — continued

218,300	Nomura Research Institute, Ltd.	7,361,155
326,741	North Pacific Bank, Ltd.	828,517
29,200	NTT Data Corp.	1,467,859
341,200	NTT DoCoMo, Inc.‡	7,748,681
226,700	Obayashi Corp.	2,238,863
69,100	Obic Co., Ltd.‡	3,658,036
11,100	Okinawa Electric Power Co. (The), Inc.	299,239
652,000	Orix Corp.	9,313,457
68,200	Otsuka Holdings Co., Ltd.	2,480,552
26,100	Paltac Corp.	462,808
370,000	Prima Meat Packers, Ltd.	938,209
431,500	Resona Holdings, Inc.	1,541,798
368,300	Ricoh Co., Ltd.‡	3,755,254
89,000	Ryobi, Ltd.	351,581
53,700	Ryohin Keikaku Co., Ltd.	11,371,146
24,500	Saizeriya Co., Ltd.	505,063
27,434	Sankyo Co., Ltd.‡	1,022,719
218,000	Sankyu, Inc.	996,948
359,300	Santen Pharmaceutical Co., Ltd.	5,412,117
37,500	Sanwa Holdings Corp.	279,261
25,300	Sawai Pharmaceutical Co., Ltd.‡	1,586,948
52,600	Secom Co., Ltd.	3,915,224
116,500	Seiko Epson Corp.	1,884,399
264,300	Senshu Ikeda Holdings, Inc.	952,369
153,400	Seven & I Holdings Co., Ltd.	6,540,262
212,000	Shindengen Electric Manufacturing Co., Ltd.	718,644
105,300	Shinko Electric Industries Co., Ltd.‡	593,042
56,400	Ship Healthcare Holdings, Inc.	1,422,608
62,000	Showa Corp.	541,697
75,500	Softbank Group Corp.	3,604,546
896,700	Sojitz Corp.	1,842,944
77,800	Sony Financial Holdings, Inc.‡	995,386
10,500	Sugi Holdings Co., Ltd.	554,918
280,800	Sumitomo Corp.‡	2,794,384
77,100	Sumitomo Dainippon Pharma Co., Ltd.‡	889,022
91,600	Sumitomo Electric Industries, Ltd.	1,115,712
84,800	Sumitomo Metal Mining Co., Ltd.	843,134
217,741	Sumitomo Mitsui Financial Group, Inc.	6,610,012
6,100	Sumitomo Real Estate Sales Co., Ltd.	117,609
128,300	Sumitomo Rubber Industries, Ltd.	1,985,086
163,700	Suntory Beverage & Food, Ltd.	7,384,305
135,100	Suzuki Motor Corp.	3,619,254
129,500	T&D Holdings, Inc.	1,209,220
164,100	Terumo Corp.	5,891,218
185,000	Toho Gas Co., Ltd.	1,315,139
22,200	Tokai Rika Co., Ltd.	418,342
154,700	Tokio Marine Holdings, Inc.	5,230,304
255,100	Tokyo Electric Power Co., Inc.*	1,404,928
74,200	Tokyu Construction Co., Ltd.	607,358

72	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Shares	Description	Value ($)

	Japan — continued

63	Top REIT, Inc.	249,153
27,100	Toridoll.corp‡	547,811
18,000	Towa Pharmaceutical Co., Ltd.‡	739,090
103,000	Toyo Suisan Kaisha, Ltd.	3,702,300
82,800	Toyoda Gosei Co., Ltd.	1,600,085
75,300	TS Tech Co., Ltd.‡	1,764,671
39,200	Tsumura & Co.‡	942,376
8,700	Tsuruha Holdings, Inc.	856,880
15,600	TV Asahi Corp.	280,230
25,400	United Super Markets Holdings, Inc.	241,808
142,700	UNY Group Holdings Co., Ltd.	1,006,816
22,300	Ushio, Inc.	296,817
145,070	USS Co., Ltd.	2,320,707
108,500	Valor Holdings Co., Ltd.	2,740,616
9,200	West Japan Railway Co.	568,805
43,300	Yamaha Corp.	1,305,992
47,500	Yamaha Motor Co., Ltd.	791,138
365,462	Yamato Holdings Co., Ltd.‡	7,306,314
19,000	Yamato Kogyo Co., Ltd.	412,981
73,000	Yokohama Rubber Co., Ltd. (The)‡	1,202,215

	Total Japan	381,888,139

	Luxembourg — 0.3%

15,394	RTL Group*	1,305,844
80,783	SAF-Holland SA	998,351
235,952	Tenaris SA‡	2,944,227

	Total Luxembourg	5,248,422

	Malaysia — 0.1%

748,700	Tenaga Nasional Bhd	2,675,094

	Malta — 0.1%

193,384	Unibet Group Plc, SDR‡	2,198,223

	Mauritius — 0.0%

2,915,900	Golden Agri-Resources, Ltd.	887,806

	Mexico — 0.2%

609,680	Cemex SAB de CV, Sponsored ADR*	4,438,470

	Netherlands — 3.3%

271,833	Aegon NV	1,497,416
26,350	Akzo Nobel NV	1,798,627
34,051	ASM International NV	1,527,474
10,694	Core Laboratories NV	1,202,112
273,799	Fiat Chrysler Automobiles NV‡	2,215,255
7,969	Flow Traders	370,372
29,541	Heineken Holding NV	2,308,640
143,851	Heineken NV	13,056,664

See accompanying Notes to the Financial Statements.	73

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Shares	Description	Value ($)

	Netherlands — continued

448,668	ING Groep NV, ADR	5,434,905
87,392	Koninklijke Ahold NV	1,968,847
23,915	Koninklijke DSM NV	1,317,242
91,750	Koninklijke Philips NV	2,617,503
84,600	NN Group NV	2,772,154
132,050	NXP Semiconductors NV*	10,705,293
167,226	RELX NV	2,924,181
55,122	TKH Group NV, ADR	2,363,702
162,994	Unilever NV	7,315,366
40,320	Unilever NV (New York Exchange), ADR	1,801,498

	Total Netherlands	63,197,251

	New Zealand — 0.5%

713,721	Air New Zealand, Ltd.	1,417,234
183,821	Contact Energy, Ltd.	638,134
80,187	Fisher & Paykel Healthcare Corp., Ltd.	545,603
171,748	Fletcher Building, Ltd.	940,840
302,383	Meridian Energy, Ltd.	550,055
248,991	Sky City Entertainment Group, Ltd.	866,101
672,749	Sky Network Television, Ltd.	2,326,106
436,160	Spark New Zealand, Ltd.	1,105,314
231,002	Trade Me Group, Ltd.	707,296

	Total New Zealand	9,096,683

	Norway — 1.2%

81,052	Det Norske Oljeselskap ASA*	607,553
732,788	DnB NOR ASA	8,668,981
11,962	Leroy Seafood Group ASA	565,470
31,729	Marine Harvest ASA*	489,097
157,623	Orkla ASA	1,428,302
131,449	Salmar ASA	3,226,132
110,014	SpareBank 1 SMN	701,616
70,600	Statoil ASA	1,112,187
426,276	Storebrand ASA*	1,666,194
197,141	Telenor ASA	3,191,438
42,500	Yara International ASA	1,600,060

	Total Norway	23,257,030

	Philippines — 0.0%

2,449,800	Nickel Asia Corp.	279,855
6,261,800	Vista Land & Lifescapes, Inc.	633,728

	Total Philippines	913,583

	Poland — 0.1%

423,743	PGE Polska Grupa Energetyczna SA	1,591,641

	Portugal — 0.8%

782,528	Banco Espirito Santo SA* ¤ ****	—

74	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Shares	Description	Value ($)

	Portugal — continued

831,367	Jeronimo Martins SGPS SA	13,623,392
825,137	Sonae SGPS SA	995,762

	Total Portugal	14,619,154

	Russia — 0.1%

246,335	Gazprom PAO, Sponsored ADR	1,062,443
60,584	MMC Norilsk Nickel PJSC, (London Exchange), ADR	782,139
32,432	Tatneft PAO (London Exchange), Sponsored ADR	1,032,635

	Total Russia	2,877,217

	Singapore — 0.3%

817,900	Ascendas Hospitality Trust REIT	455,536
335,800	ComfortDelGro Corp., Ltd.	728,157
146,200	DBS Group Holdings, Ltd.	1,669,802
775,700	Wilmar International, Ltd.	1,935,506
1,209,600	Yangzijiang Shipbuilding Holdings, Ltd.	880,297

	Total Singapore	5,669,298

	South Africa — 0.1%

113,251	MTN Group, Ltd.‡	1,041,035

	South Korea — 0.3%

35,889	Kia Motors Corp.	1,515,774
3,220	Samsung Electronics Co., Ltd.	3,694,159
6,440	SK Telecom Co., Ltd.	1,174,134

	Total South Korea	6,384,067

	Spain — 2.3%

63,420	ACS Actividades de Construccion y Servicios SA	1,892,759
30,407	Aena SA*	3,931,078
274,966	Amadeus IT Holding SA Class A	11,809,696
309,821	Banco Santander SA	1,367,742
46,200	Distribuidora Internacional de Alimentacion SA	240,387
23,000	Ebro Foods SA‡	502,832
317,118	Ence Energia y Celulosa SA	1,071,468
75,058	Gamesa Corp. Tecnologica SA	1,485,270
261,233	Gas Natural SDG SA	5,289,919
32,842	Grifols SA, ADR	508,066
1,122,843	Iberdrola SA	7,499,362
77,900	Industria de Diseno Textil SA	2,624,514
732,130	International Consolidated Airlines Group SA (London Exchange)	5,824,427
20,191	Let’s GOWEX SA* ¤ ‡ ****	—
714,400	Mapfre SA	1,545,966

	Total Spain	45,593,486

	Sweden — 2.6%

96,376	Boliden AB	1,544,308
486	Fastighets AB Balder Class B*	12,350

See accompanying Notes to the Financial Statements.	75

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Shares	Description	Value ($)

	Sweden — continued

48,469	Hennes & Mauritz AB Class B	1,618,483
43,097	Hufvudstaden AB Class A	684,198
69,764	Industrivarden AB Class C	1,191,032
61,428	Investor AB Class B	2,177,755
385,460	Lundin Petroleum AB*	6,537,895
704,805	Nordea Bank AB	6,781,402
156,483	Ratos AB Class B	1,004,717
136,884	Sandvik AB	1,418,365
368,300	SAS AB* ‡	1,049,469
477,880	Skandinaviska Enskilda Banken AB Class A‡	4,571,477
115,000	SKF AB Class B‡	2,079,638
138,465	Svenska Cellulosa AB Class B	4,333,276
364,760	Svenska Handelsbanken AB Class A‡	4,647,971
9,037	Swedish Match AB	307,227
850,525	Telefonaktiebolaget LM Ericsson Class B	8,529,695
561,589	TeliaSonera AB	2,921,313

	Total Sweden	51,410,571

	Switzerland — 8.0%

124,264	ABB, Ltd.*	2,431,689
23,719	Actelion, Ltd.*	3,559,150
48,722	Adecco SA	3,187,421
10,100	Aryzta AG*	420,073
12,028	Ascom Holding AG	226,706
10,699	Autoneum Holding AG*	2,759,519
5,932	Bucher Industries AG	1,447,615
2,437	Burckhardt Compression Holding AG‡	839,138
29,585	Cembra Money Bank AG*	2,076,032
41	Chocoladefabriken Lindt & Spruengli AG*	255,166
47,861	Clariant AG*	869,609
82,184	Coca-Cola HBC AG*	1,748,221
197,300	Credit Suisse Group AG*	2,804,003
9,160	Gategroup Holding AG*	411,299
4,467	Geberit AG	1,675,970
1,748	Georg Fischer AG	1,418,259
4,325	Givaudan SA	8,517,674
18,795	Implenia AG	1,183,458
154,064	Julius Baer Group, Ltd.*	6,644,226
41,114	LafargeHolcim, Ltd.*	1,941,822
2,252	Mobimo Holding AG*	550,978
22,956	Nestle SA, Sponsored ADR	1,712,747
560,602	Nestle SA	42,060,517
2,779	Partners Group Holding AG	1,121,583
10,585	Rieter Holding AG*	2,294,623
99,790	Roche Holding AG	24,664,849
9,943	Schindler Holding AG	1,840,854
2,752	SGS SA	5,839,361
17,200	Swiss Life Holding AG*	4,592,534
41,523	Swiss Re AG	3,854,639

76	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Shares	Description	Value ($)

	Switzerland — continued

3,480	Swisscom AG	1,898,710
6,582	Syngenta AG	2,749,230
1,732	Tecan Group AG	264,236
11,043	Temenos Group AG*	606,549
3,990	U-Blox AG*	769,960
509,468	UBS Group AG	8,240,651
1,816	Valora Holding AG	455,114
13,634	Vontobel Holding AG	592,968
31,458	Zurich Insurance Group AG*	7,335,218

	Total Switzerland	155,862,371

	Taiwan — 0.5%

608,000	Fubon Financial Holding Co., Ltd.	774,546
346,594	Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	9,080,763

	Total Taiwan	9,855,309

	Thailand — 0.1%

23,666,400	Sansiri PCL	1,029,266

	Turkey — 0.1%

208,146	TAV Havalimanlari Holding AS	1,242,652

	United Kingdom — 18.5%

252,378	3i Group Plc	1,655,559
40,246	Abcam Plc	341,289
159,117	Aberdeen Asset Management Plc	634,411
293,080	Admiral Group Plc	8,353,266
37,071	ARM Holdings Plc, Sponsored ADR	1,619,632
636,179	Ashtead Group Plc	7,900,244
163,227	Associated British Foods Plc	7,856,960
116,552	AstraZeneca Plc, Sponsored ADR	3,282,104
45,800	AstraZeneca Plc	2,568,951
1,451,770	Auto Trader Group Plc	8,137,853
798,375	BAE Systems Plc	5,840,797
189,900	Barclays Plc, Sponsored ADR	1,636,938
712,929	Barclays Plc	1,537,039
211,562	Barratt Developments Plc	1,704,357
256,120	BBA Aviation Plc	737,715
345,322	Beazley Plc	1,785,800
30,388	Bellway Plc	1,145,639
43,526	Berendsen Plc	752,596
66,739	Berkeley Group Holdings Plc	3,086,833
759,300	BP Plc	3,821,333
54,492	British American Tobacco Plc, Sponsored ADR	6,370,660
173,357	British American Tobacco Plc	10,190,890
133,650	Britvic Plc	1,364,836
30,028	BT Group Plc, Sponsored ADR	963,298
232,350	BT Group Plc	1,471,079
288,800	Bunzl Plc	8,397,316

See accompanying Notes to the Financial Statements.	77

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Shares	Description	Value ($)

	United Kingdom — continued

374,146	Cairn Energy Plc*	1,075,520
349,974	Carillion Plc‡	1,479,375
158,260	Carnival Plc	8,534,565
13,865	Carnival Plc, ADR	752,731
570,622	Centrica Plc	1,867,493
1,165,738	Cobham Plc	3,637,543
707,163	Compass Group Plc	12,481,458
150,255	Crest Nicholson Holdings Plc	1,215,863
64,807	Diageo Plc, Sponsored ADR	6,990,731
38,950	Dialog Semiconductor Plc*	1,543,505
19,722	Domino’s Pizza Group Plc	285,732
126,585	easyJet Plc	2,763,678
970,386	Evraz Plc*	1,255,262
176,882	Experian Plc	3,165,194
701,600	Firstgroup Plc*	975,132
339,334	GKN Plc	1,408,549
64,609	GlaxoSmithKline Plc, Sponsored ADR	2,619,895
498,491	Glencore Plc	1,127,025
95,292	Greene King Plc	1,193,634
47,696	Greggs Plc	745,176
317,740	Halma Plc	4,162,708
733,357	Home Retail Group Plc	1,747,621
6,079	HSBC Holdings Plc, Sponsored ADR	189,178
582,334	HSBC Holdings Plc	3,631,694
225,854	IG Group Holdings Plc	2,596,960
372,984	IMI Plc	5,106,256
110,506	Imperial Brands Plc	6,135,613
520,208	Inmarsat Plc	7,361,057
39,952	InterContinental Hotels Group Plc	1,648,615
110,430	Intermediate Capital Group Plc	981,690
60,794	Intertek Group Plc	2,767,300
618,751	ITV Plc	2,145,066
1,838,845	J Sainsbury Plc‡	7,302,531
133,342	Jardine Lloyd Thompson Group Plc	1,618,505
192,826	John Wood Group Plc	1,704,465
4,197,051	Lloyds Banking Group Plc	4,103,253
1,222,520	Man Group Plc	2,679,620
335,675	Marks & Spencer Group Plc	1,959,776
179,869	Meggitt Plc	1,051,166
270,400	Mitchells & Butlers Plc	1,080,047
65,917	National Grid Plc, Sponsored ADR	4,707,792
321,050	National Grid Plc	4,555,387
1,294,785	Old Mutual Plc	3,593,580
211,900	Paragon Group of Cos. Plc (The)	982,828
80,637	Pearson Plc, Sponsored ADR	1,011,188
7,440	Pearson Plc	93,568
37,883	Persimmon Plc	1,135,267
34,529	Petrofac, Ltd.	457,079
302,173	Premier Farnell Plc	489,688

78	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Shares	Description	Value ($)

	United Kingdom — continued

86	Prudential Plc, ADR	3,199
1,132,996	QinetiQ Group Plc	3,712,878
22,909	Randgold Resources, Ltd.	2,097,457
6,157	Randgold Resources, Ltd., ADR	559,117
387,701	Reckitt Benckiser Group Plc	37,502,429
187,599	Redrow Plc	1,084,746
262,256	Regus Plc	1,193,771
53,519	Restaurant Group Plc (The)	301,999
13,824	Rightmove Plc	836,693
171,895	Royal Dutch Shell Plc Class B	4,200,099
904	Royal Dutch Shell Plc (Turquoise) Class A, Sponsored ADR	43,799
17,380	Shire Plc, ADR	2,987,622
200,780	Shire Plc	11,424,925
103,361	Spectris Plc	2,739,460
61,663	Spirax-Sarco Engineering Plc	3,226,067
709,204	St James’s Place Plc	9,362,628
232,817	Stagecoach Group Plc	843,931
174,961	Standard Chartered Plc	1,188,328
160,456	SVG Capital Plc*	1,156,576
786,928	Tesco Plc*	2,169,357
122,201	Unilever Plc, Sponsored ADR	5,521,041
41,872	Unilever Plc	1,897,257
132,964	Vodafone Group Plc, Sponsored ADR	4,261,496
2,241,996	Vodafone Group Plc	7,127,995
34,941	Whitbread Plc	1,988,740
869,900	WM Morrison Supermarkets Plc‡	2,484,360
211,370	Wolseley Plc	11,966,764
3,044,750	Worldpay Group Plc*	12,038,978

	Total United Kingdom	359,196,666

	United States — 2.4%

181,098	Analog Devices, Inc.	10,719,191
250,038	Cadence Design Systems, Inc.*	5,895,896
207,839	Colgate-Palmolive Co.	14,683,825
35,119	Nordson Corp.	2,670,449
179,554	NVIDIA Corp.	6,397,509
14,543	Synopsys, Inc.*	704,463
81,631	Texas Instruments, Inc.	4,687,252

	Total United States	45,758,585

	TOTAL COMMON STOCKS (COST $1,761,201,603)	1,784,004,359

	INVESTMENT COMPANY — 0.9%

	United States — 0.9%

308,800	iShares MSCI EAFE Index Fund	17,641,744

	TOTAL INVESTMENT COMPANY (COST $16,997,481)	17,641,744

See accompanying Notes to the Financial Statements.	79

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Shares		Description	Value ($)

		PREFERRED STOCKS — 0.7%

		Brazil — 0.1%

727,600		Itausa - Investimentos Itau SA, 5.73%	1,677,340

		Germany — 0.6%

95,587		Henkel AG & Co. KGaA, 1.34%	10,554,950
28,877		Porsche Automobil Holding SE, 4.79%	1,490,349

		Total Germany	12,045,299

		Spain — 0.0%

29,792		Grifols SA, 2.39% Series B	461,543

		TOTAL PREFERRED STOCKS (COST $12,122,273)	14,184,182

Par Value ($)		Description	Value ($)

		SHORT-TERM INVESTMENTS — 11.0%

		Bank Deposit — 6.3%
121,519,968		State Street Bank & Trust Euro Time Deposit, 0.01%, due 04/01/16	121,519,968

		Securities Lending Collateral — 4.7%

91,339,396		State Street Institutional U.S. Government Money Market Fund, Premier Class***	91,339,396

		TOTAL SHORT-TERM INVESTMENTS (COST $212,859,364)	212,859,364

		TOTAL INVESTMENTS — 104.5% (Cost $2,003,180,721)	2,028,689,649

		Other Assets and Liabilities (net) — (4.5)%	(87,055,379)

		NET ASSETS — 100.0%	$1,941,634,270

		Notes to Schedule of Investments:

		ADR — American Depository Receipt

		REIT — Real Estate Investment Trust

		SDR — Swedish Depository Receipt

	*	Non-income producing security

	¤	Illiquid security. The total market value of the securities at year end is $0 which represents 0.0% of net assets. The aggregate tax cost of these securities held at March 31, 2016 was $1,457,972.

	‡	All or a portion of this security is out on loan.

	***	Represents an investment of securities lending cash collateral.

	****	Securities fair valued by the Valuation Committee as approved by the Board of Trustees. The total market value of the securities at year end is $349,438 which represents 0.0% of net assets. The aggregate tax cost of these securities held at March 31, 2016 was $1,792,811.

80	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

March 31, 2016

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Buys
1,115	MSCI EAFE E-mini Index	June 2016	$90,621,625	$(198,945)

See accompanying Notes to the Financial Statements.	81

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

March 31, 2016

Industry Sector Summary (Unaudited)	% of Net Assets
Food	8.3
Telecommunications	6.0
Banks	5.9
Insurance	5.8
Pharmaceuticals	5.2
Retail	4.1
Beverages	3.5
Chemicals	3.5
Diversified Financial Services	3.2
Commercial Services	3.0
Semiconductors	3.0
Household Products & Wares	2.4
Oil & Gas	2.4
Electric	2.3
Auto Parts & Equipment	2.2
Agriculture	1.9
Cosmetics & Personal Care	1.8
Auto Manufacturers	1.7
Distribution & Wholesale	1.7
Real Estate	1.6
Electrical Components & Equipment	1.4
Machinery — Diversified	1.4
Software	1.4
Transportation	1.4
Airlines	1.2
Internet	1.2
Engineering & Construction	1.1
Miscellaneous — Manufacturing	1.1
Building Materials	1.0
Electronics	1.0
Computers	0.9
Gas	0.9
Holding Companies — Diversified	0.9
Unaffiliated Fund	0.9
Aerospace & Defense	0.8
Food Service	0.6
Health Care — Products	0.6
Home Builders	0.6
Media	0.6
Health Care — Services	0.5
Iron & Steel	0.5
Leisure Time	0.5
Lodging	0.5
Forest Products & Paper	0.4
Mining	0.4
Metal Fabricate & Hardware	0.3
Office & Business Equipment	0.3
Apparel	0.2
Energy — Alternate Sources	0.2
Entertainment	0.2
Hand & Machine Tools	0.2

82	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

March 31, 2016

Industry Sector Summary (Unaudited)	% of Net Assets
Oil & Gas Services	0.2
Advertising	0.1
Investment Companies	0.1
Packaging & Containers	0.1
REITS	0.1
Shipbuilding	0.1
Textiles	0.1
Biotechnology	0.0
Home Furnishings	0.0
Machinery — Construction & Mining	0.0
Short-Term Investments and Other Assets and Liabilities (net)	6.5

100.0%

See accompanying Notes to the Financial Statements.	83

Mercer Core Fixed Income Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2016

Par Value ($)	Description	Value ($)

	DEBT OBLIGATIONS — 97.8%

	Asset Backed Securities — 10.8%

750,000	A Voce CLO, Ltd., Series 2014-1A, Class A1A, 2.07%, due 07/15/26† 144A	739,453
1,700,000	AIMCO CLO, Series 2014-AA, Class A, 2.16%, due 07/20/26† 144A	1,694,900
1,000,000	AIMCO CLO, Series 2014-AA, Class B1, 2.62%, due 07/20/26† 144A	970,863
1,500,000	AIMCO CLO, Series 2014-AA, Class B2, 4.58%, due 07/20/26 144A	1,511,371
750,000	AIMCO CLO, Series 2015-AA, Class A1, 2.03%, due 01/15/28† 144A	747,582
1,470,000	Ally Auto Receivables Trust, Series 2014-2, Class A4, 1.84%, due 01/15/20	1,482,868
1,000,000	American Express Credit Account Master Trust, Series 2013-1, Class B, 1.14%, due 02/16/21†	999,002
756,133	Ameriquest Mortgage Securities, Inc., Series 2003-9, Class AV1, 1.20%, due 09/25/33†	700,843
194,264	Ameriquest Mortgage Securities, Inc., Series 2004-R2, Class A1A, 1.13%, due 04/25/34†	191,420
1,000,000	Anchorage Capital CLO 3, Ltd., Series 2014-3A, Class A2A, 2.87%, due 04/28/26† 144A	993,766
750,000	Anchorage Capital CLO 5, Ltd., Series 2014-5A, Class A, 2.22%, due 10/15/26† 144A	750,644
388,110	Asset Backed Securities Corp. Home Equity, Series 2003-HE7, Class M1, 1.40%, due 12/15/33†	372,500
1,700,000	Avis Budget Rental Car Funding AESOP LLC, Series 2015-1A, Class A, 2.50%, due 07/20/21 144A	1,693,550
1,200,000	Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class A, 2.63%, due 12/20/21 144A	1,194,142
525,000	Babson CLO, Ltd., Series 2013-IA, Class A, 1.72%, due 04/20/25† 144A	519,002
250,000	Battalion CLO VIII, Ltd., Series 2015-8A, Class A1, 2.15%, due 04/18/27† 144A	246,882
55,408	Bear Stearns Asset Backed Securities Trust, Series 2004-SD3, Class A3, 1.00%, due 09/25/34†	54,621
4,866,000	BMW Vehicle Lease Trust, Series 2014-1, Class A4, 0.99%, due 08/21/17	4,864,132
1,102,141	BNSF Railway Co. 2007-1 Pass Through Trust, 6.00%, due 04/01/24	1,268,840
613,288	Burlington Northern and Santa Fe Railway Co. 2006-1 Pass Through Trust, 5.72%, due 01/15/24	689,369
691,025	Colony American Homes, Series 2014-1A, Class A, 1.59%, due 05/17/31† 144A	679,908
3,052,762	CVS Pass-Through Trust, 7.51%, due 01/10/32 144A	3,681,262
1,053,439	Delta Air Lines Pass Through Trust, Series 2007-1, Class A, 6.82%, due 02/10/24	1,212,772
1,000,000	Ford Credit Auto Owner Trust, Series 2014-1, Class A, 2.26%, due 11/15/25 144A	1,013,923
2,305,000	Ford Credit Auto Owner Trust, Series 2014-2, Class A, 2.31%, due 04/15/26 144A	2,327,990
500,000	GE Dealer Floorplan Master Note Trust, Series 2015-1, Class A, 0.93%, due 01/20/20†	498,470
500,000	GMF Floorplan Owner Revolving Trust, Series 2015-1, Class A2, 0.94%, due 05/15/20¤ † 144A	496,434
1,600,000	Hertz Vehicle Financing LLC, Series 2015-1A, Class A, 2.73%, due 03/25/21 144A	1,603,384
600,000	Hertz Vehicle Financing LLC, Series 2015-3A, Class A, 2.67%, due 09/25/21 144A	600,088
700,000	Hertz Vehicle Financing LLC, Series 2016-1A, Class A, 2.32%, due 03/25/20 144A	700,572
250,000	Highbridge Loan Management CLO, Ltd., Series 2015-6A, Class A, 2.07%, due 05/05/27† 144A	247,358
321,354	Home Equity Asset Trust, Series 2003-8, Class M1, 1.51%, due 04/25/34†	292,897
3,500,000	HSBC Home Equity Loan Trust, Series 2006-3, Class M1, 0.69%, due 03/20/36†	3,443,944
250,000	ICG US CLO, Ltd., Series 2014-3A, Class A1B, 3.28%, due 01/25/27 144A	251,563
3,437,683	Invitation Homes Trust, Series 2014-SFR1, Class A, 1.44%, due 06/17/31† 144A	3,363,102
1,167,527	Invitation Homes Trust, Series 2015-SFR3, Class A, 1.74%, due 08/17/32† 144A	1,151,700
500,000	KVK CLO, Ltd., Series 2014-2A, Class A, 2.17%, due 07/15/26† 144A	491,128
1,750,000	Madison Park Funding XI CLO, Ltd., Series 2013-11A, Class A1A, 1.90%, due 10/23/25† 144A	1,735,272

84	See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Par Value ($)	Description	Value ($)

	Asset Backed Securities — continued

250,000	Magnetite XI CLO, Ltd., Series 2014-11A, Class A1, 2.07%, due 01/18/27† 144A	248,456
1,570,000	MMAF Equipment Finance LLC, Series 2014-AA, Class A5, 2.33%, due 12/08/25 144A	1,566,948
263,475	Morgan Stanley ABS Capital I, Series 2003-NC10, Class M1, 1.45%, due 10/25/33†	248,449
318,147	Morgan Stanley ABS Capital I, Series 2003-NC6, Class M1, 1.63%, due 06/25/33†	307,074
192,656	Morgan Stanley ABS Capital I, Series 2003-NC7, Class M1, 1.48%, due 06/25/33†	181,308
311,151	New Century Home Equity Loan Trust, Series 2003-A, Class A, 1.16%, due 10/25/33† 144A	282,526
2,211,000	NextGear Floorplan Master Owner Trust, Series 2015-2A, Class A, 2.38%, due 10/15/20 144A	2,195,051
1,200,000	OneMain Financial Issuance Trust, Series 2015-2A, Class A, 2.57%, due 07/18/25 144A	1,185,219
750,000	Palmer Square CLO, Ltd., Series 2015-2A, Class A1A, 2.12%, due 07/20/27† 144A	744,502
1,000,000	Race Point VIII CLO, Ltd., Series 2013-8A, Class A, 1.87%, due 02/20/25† 144A	993,011
750,000	Regatta IV Funding CLO, Ltd., Series 2014-1A, Class A2, 2.15%, due 07/25/26† 144A	745,469
750,000	Regatta V Funding CLO, Ltd., Series 2014-1A, Class A1A, 2.18%, due 10/25/26† 144A	742,453
712,884	Saxon Asset Securities Trust, Series 2005-1, Class M1, 1.13%, due 05/25/35†	680,384
500,000	Seneca Park CLO, Ltd., Series 2014-1A, Class B2, 4.35%, due 07/17/26 144A	504,507
500,000	Shackleton CLO, Ltd., Series 2014-6A, Class A1, 2.10%, due 07/17/26† 144A	494,690
640,352	Sierra Timeshare Receivables Funding LLC, Series 2013-3A, Class A, 2.20%, due 10/20/30 144A	638,230
750,000	Silvermore CLO, Ltd., Series 2014-1A, Class A1, 2.07%, due 05/15/26† 144A	733,044
1,557,486	SLM Student Loan Trust, Series 2012-B, Class A2, 3.48%, due 10/15/30 144A	1,587,340
1,925,378	Small Business Administration Participation Certificates, Series 2010-20D, Class 1, 4.36%, due 04/01/30	2,108,980
1,307,370	Small Business Administration Participation Certificates, Series 2010-20G, Class 1, 3.80%, due 07/01/30	1,417,900
1,756,016	Small Business Administration Participation Certificates, Series 2010-20I, Class 1, 3.21%, due 09/01/30	1,855,494
1,539,894	Small Business Administration Participation Certificates, Series 2011-20F, Class 1, 3.67%, due 06/01/31	1,669,690
3,027,325	Small Business Administration Participation Certificates, Series 2013-20H, Class 1, 3.16%, due 08/01/33	3,182,621
4,256,152	Small Business Administration Participation Certificates, Series 2014-20C, Class 1, 3.21%, due 03/01/34	4,505,111
1,764,845	Small Business Administration Participation Certificates, Series 2014-20D, Class 1, 3.11%, due 04/01/34	1,850,036
1,246,863	Small Business Administration Participation Certificates, Series 2014-20I, Class 1, 2.92%, due 09/01/34	1,288,523
860,000	Springleaf Funding Trust, Series 2015-AA, Class A, 3.16%, due 11/15/24 144A	851,657
1,214,762	STORE Master Funding LLC, Series 2014-1A, Class A2, 5.00%, due 04/20/44 144A	1,206,268
2,000,000	Synchrony Credit Card Master Note Trust, Series 2015-3, Class A, 1.74%, due 09/15/21	2,004,663
500,000	THL Credit Wind River CLO, Ltd., Series 2014-3A, Class A, 2.24%, due 01/22/27† 144A	495,322
750,000	THL Credit Wind River CLO, Ltd., Series 2015-1A, Class A, 2.12%, due 07/20/27† 144A	737,511
38,782	UAL Pass Through Trust, Series 2009-2A, 9.75%, due 07/15/18	40,777
1,300,000	Washington Mill CLO, Ltd., Series 2014-1A, Class A1, 2.12%, due 04/20/26† 144A	1,276,958
500,000	Washington Mill CLO, Ltd., Series 2014-1A, Class B2, 4.25%, due 04/20/26 144A	485,362

		84,533,051

See accompanying Notes to the Financial Statements.	85

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Par Value ($)	Description	Value ($)

	Corporate Debt — 39.9%

50,000	21st Century Fox America, Inc., 4.50%, due 02/15/21	55,182
1,600,000	21st Century Fox America, Inc., 6.15%, due 02/15/41	1,917,686
475,000	21st Century Fox America, Inc., 6.20%, due 12/15/34	573,031
275,000	21st Century Fox America, Inc., 6.40%, due 12/15/35	337,484
20,000	21st Century Fox America, Inc., 6.75%, due 01/09/38	23,673
812,000	AbbVie, Inc., 3.20%, due 11/06/22	840,926
300,000	AbbVie, Inc., 3.60%, due 05/14/25	315,513
500,000	AbbVie, Inc., 4.50%, due 05/14/35	521,151
250,000	ACE INA Holdings, Inc., 3.35%, due 05/03/26	261,327
30,000	ACE INA Holdings, Inc., 4.35%, due 11/03/45	32,778
825,000	Actavis Funding SCS, 3.45%, due 03/15/22	857,599
475,000	Actavis Funding SCS, 3.80%, due 03/15/25	495,267
605,000	Actavis Funding SCS, 4.55%, due 03/15/35	625,289
280,000	AerCap Ireland Capital, Ltd./AerCap Global Aviation Trust, 3.75%, due 05/15/19	279,300
96,000	AES Corp. (The), Senior Note, 8.00%, due 06/01/20‡	109,440
750,000	Aetna, Inc., 4.75%, due 03/15/44	799,685
2,275,000	AgriBank FCB, 9.13%, due 07/15/19	2,759,941
315,000	Agrium, Inc., 4.90%, due 06/01/43	300,874
150,000	Agrium, Inc., 5.25%, due 01/15/45	148,669
1,040,000	AIA Group, Ltd., 3.20%, due 03/11/25 144A	1,049,179
1,415,521	Air Canada 2015-1 Class A Pass Through Trust, 3.60%, due 09/15/28 144A	1,353,592
425,000	Altria Group, Inc., 2.85%, due 08/09/22	439,641
150,000	Altria Group, Inc., 9.95%, due 11/10/38	264,584
340,000	AMC Networks, Inc., 5.00%, due 04/01/24	342,125
620,000	America Movil SAB de CV, 5.00%, due 03/30/20	687,263
150,000	America Movil SAB de CV, Guaranteed Senior Note, 5.63%, due 11/15/17	159,894
3,612,675	American Airlines 2013-2 Class A Pass Through Trust, 4.95%, due 07/15/24	3,869,789
205,000	American Express Co., 5.20%† †††††	194,238
1,247,000	American International Group, Inc., 4.80%, due 07/10/45	1,235,571
680,000	Amgen, Inc., 5.65%, due 06/15/42	802,548
295,000	Anadarko Petroleum Corp., 6.20%, due 03/15/40	284,670
8,000,000	Anadarko Petroleum Corp., 7.85%, due 10/10/36‡‡	2,992,000
1,050,000	Anheuser-Busch InBev Finance, Inc., 3.65%, due 02/01/26	1,105,533
465,000	Anheuser-Busch InBev Finance, Inc., 4.70%, due 02/01/36	503,502
1,493,000	Anheuser-Busch InBev Finance, Inc., 4.90%, due 02/01/46	1,672,594
340,000	Anheuser-Busch InBev Worldwide, Inc., 5.38%, due 01/15/20	383,587
425,000	Anthem, Inc., 4.35%, due 08/15/20	457,801
5,000	Anthem, Inc., 5.10%, due 01/15/44	5,293
730,000	Anthem, Inc., 5.88%, due 06/15/17	767,977
696,000	Anthem, Inc., 7.00%, due 02/15/19	787,818
70,000	Aramark Services, Inc., Co., 5.13%, due 01/15/24	73,938
160,000	ArcelorMittal, 5.50%, due 02/25/17	162,800
150,000	AT&T, Inc., 2.63%, due 12/01/22‡	148,769
2,479,000	AT&T, Inc., 3.40%, due 05/15/25	2,489,533
5,000,000	AT&T, Inc., 3.85%, due 11/27/22‡‡ 144A	3,965,760
120,000	AT&T, Inc., 3.88%, due 08/15/21	127,849
550,000	AT&T, Inc., 4.13%, due 02/17/26	581,995
10,000	AT&T, Inc., 4.45%, due 05/15/21	10,937
110,000	AT&T, Inc., 4.50%, due 05/15/35	108,815

86	See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Par Value ($)	Description	Value ($)

	Corporate Debt — continued

145,000	AT&T, Inc., 4.75%, due 05/15/46	142,000
400,000	AT&T, Inc., 5.35%, due 09/01/40	422,043
500,000	AT&T, Inc., 5.65%, due 02/15/47	553,958
610,000	AT&T, Inc., Global Note, 5.50%, due 02/01/18	653,825
1,675,000	AT&T, Inc., Global Note, 6.55%, due 02/15/39	1,978,820
2,825,000	BAC Capital Trust XI, 6.63%, due 05/23/36	3,275,915
2,160,000	BAE Systems Holdings, Inc., 6.38%, due 06/01/19 144A	2,430,810
155,000	Ball Corp., 4.38%, due 12/15/20	161,588
600,000	Bank of America Corp., 2.60%, due 01/15/19	610,554
140,000	Bank of America Corp., 3.88%, due 03/22/17	143,274
500,000	Bank of America Corp., 4.13%, due 01/22/24	530,527
400,000	Bank of America Corp., 4.20%, due 08/26/24	408,033
1,195,000	Bank of America Corp., 4.45%, due 03/03/26	1,233,538
290,000	Bank of America Corp., 5.00%, due 05/13/21	322,234
420,000	Bank of America Corp., 5.13%† †††††	397,425
565,000	Bank of America Corp., 5.63%, due 07/01/20	635,503
555,000	Bank of America Corp., 5.70%, due 01/24/22	638,080
100,000	Bank of America Corp., 7.63%, due 06/01/19	116,461
410,000	Bank of America Corp., Senior Note, 5.75%, due 12/01/17	435,848
1,721,000	Bank of America NA, 1.75%, due 06/05/18	1,721,138
375,000	Bank One Capital III, 8.75%, due 09/01/30	542,055
1,450,000	Barclays Plc, 4.38%, due 09/11/24	1,366,484
345,000	Becton Dickinson and Co., 3.73%, due 12/15/24	367,956
1,480,000	Berkshire Hathaway Energy Co., 3.50%, due 02/01/25	1,565,183
1,432,000	Berkshire Hathaway Energy Co., 6.13%, due 04/01/36	1,778,358
280,000	BHP Billiton Finance USA, Ltd., 6.25%, due 10/19/75† ‡ 144A	282,800
1,300,000	BHP Billiton Finance USA, Ltd., 6.75%, due 10/19/75† ‡ 144A	1,301,625
764,000	Blackstone Holdings Finance Co. LLC, 4.75%, due 02/15/23 144A	836,967
1,830,000	Blackstone Holdings Finance Co. LLC, Series 1, 6.63%, due 08/15/19 144A	2,090,857
2,125,000	BNP Paribas SA, 4.25%, due 10/15/24‡	2,153,851
475,000	BNP Paribas SA, 4.38%, due 09/28/25 144A	475,465
415,000	Boston Properties, LP REIT, 3.13%, due 09/01/23	417,965
1,025,000	Boston Properties, LP REIT, 4.13%, due 05/15/21	1,099,648
1,485,000	Boston Properties, LP REIT, 5.63%, due 11/15/20	1,670,040
280,000	Building Materials Corp. of America, 5.38%, due 11/15/24¤ 144A	285,600
600,000	Burlington Northern Santa Fe LLC, 3.75%, due 04/01/24	648,243
859,000	Canadian Pacific Railway Co., 6.13%, due 09/15/15#	925,057
1,625,000	Capital One Financial Corp., 3.50%, due 06/15/23	1,647,106
400,000	Capital One Financial Corp., 4.20%, due 10/29/25	405,791
625,000	Capital One Financial Corp., 4.75%, due 07/15/21	685,691
1,882,000	Carlyle Holdings II Finance LLC, 5.63%, due 03/30/43 144A	2,050,217
915,000	Carnival Corp., 1.88%, due 12/15/17	918,222
214,000	CCO Holdings LLC/CCO Holdings Capital Corp., 7.00%, due 01/15/19	218,318
5,000	CCO Safari II LLC, 4.46%, due 07/23/22 144A	5,232
2,161,000	CCO Safari II LLC, 4.91%, due 07/23/25 144A	2,282,794
195,000	CCO Safari II LLC, 6.38%, due 10/23/35 144A	215,762
235,000	CCO Safari II LLC, 6.48%, due 10/23/45 144A	262,213
60,000	CCO Safari II LLC, 6.83%, due 10/23/55 144A	64,982
3,247,000	CDP Financial, Inc., 3.15%, due 07/24/24 144A	3,401,612

See accompanying Notes to the Financial Statements.	87

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Par Value ($)	Description	Value ($)

	Corporate Debt — continued

1,700,000	Cemex Finance LLC, 6.00%, due 04/01/24‡ 144A	1,610,580
675,000	Cemex SAB de CV, 6.50%, due 12/10/19 144A	696,094
1,125,000	Cemex SAB de CV, 7.25%, due 01/15/21 144A	1,172,812
800,000	Cigna Corp., 5.38%, due 02/15/42	882,676
1,100,000	Cigna Corp., 6.15%, due 11/15/36	1,293,819
325,000	Cigna Corp., 7.88%, due 05/15/27	442,074
814,000	Citigroup, Inc., 2.15%, due 07/30/18	818,919
1,374,000	Citigroup, Inc., 2.70%, due 03/30/21	1,385,624
425,000	Citigroup, Inc., 3.88%, due 03/26/25	421,913
265,000	Citigroup, Inc., 4.00%, due 08/05/24	267,878
260,000	Citigroup, Inc., 4.05%, due 07/30/22	270,960
180,000	Citigroup, Inc., 4.40%, due 06/10/25	183,893
970,000	Citigroup, Inc., 4.50%, due 01/14/22	1,063,278
130,000	Citigroup, Inc., 5.90%† ††††† ‡	128,050
230,000	Citigroup, Inc., 5.95%† †††††	221,878
550,000	Citigroup, Inc., 5.95%† †††††	527,381
120,000	Citigroup, Inc., 6.13%† ††††† ‡	120,446
1,614,000	Cleveland Clinic Foundation (The), 4.86%, due 01/01/14#	1,697,294
3,230,000	Comcast Corp., 4.25%, due 01/15/33	3,446,168
746,000	Comcast Corp., 6.40%, due 05/15/38	995,571
130,000	Comcast Corp., 6.50%, due 01/15/17	135,649
20,000	Comcast Corp., 6.50%, due 11/15/35	26,923
90,000	Comcast Corp., 6.95%, due 08/15/37	126,625
300,000	ConocoPhillips Holding Co., 6.95%, due 04/15/29	338,198
1,106,535	Continental Airlines 2007-1 Class A Pass Through Trust, 5.98%, due 10/19/23	1,224,105
525,000	Corp. Nacional del Cobre de Chile, 4.50%, due 09/16/25‡ 144A	536,512
210,000	Countrywide Financial Corp., Subordinated Note, 6.25%, due 05/15/16	211,198
1,950,000	COX Communications, Inc., 3.25%, due 12/15/22 144A	1,883,289
1,650,000	COX Communications, Inc., 3.85%, due 02/01/25 144A	1,594,578
275,000	COX Communications, Inc., 9.38%, due 01/15/19 144A	323,045
500,000	Credit Suisse Group Funding Guernsey, Ltd., 2.75%, due 03/26/20	493,882
1,050,000	CRH America, Inc., 3.88%, due 05/18/25 144A	1,095,692
550,000	CSX Corp., 7.38%, due 02/01/19	633,346
1,160,000	CVS Health Corp., 2.75%, due 12/01/22	1,193,183
95,000	CVS Health Corp., 4.88%, due 07/20/35	106,257
120,000	CVS Health Corp., 5.13%, due 07/20/45	139,531
578,000	DCP Midstream LLC, 5.35%, due 03/15/20 144A	498,663
520,000	Devon Energy Corp., 7.95%, due 04/15/32	530,035
665,000	Discover Financial Services, 3.75%, due 03/04/25	648,482
400,000	Dominion Resources, Inc., 4.45%, due 03/15/21	432,970
325,000	Dominion Resources, Inc., Subordinated Note, 4.10%, due 04/01/21	332,710
1,325,000	Dominion Resources, Inc., Subordinated Note, 5.75%, due 10/01/54†	1,273,987
400,000	Dow Chemical Co. (The), 4.38%, due 11/15/42	385,434
775,000	Dow Chemical Co. (The), 7.38%, due 11/01/29	995,828
810,000	Dow Chemical Co. (The), 8.55%, due 05/15/19	964,175
575,000	Dow Chemical Co. (The), 9.40%, due 05/15/39	873,289
2,589,000	Duke Energy Corp., 3.55%, due 09/15/21	2,716,286
240,000	Eagle Spinco, Inc., 4.63%, due 02/15/21	233,124
110,000	Ecolab, Inc., 4.35%, due 12/08/21	121,595

88	See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Par Value ($)	Description	Value ($)

	Corporate Debt — continued

190,000	El Paso Natural Gas Co. LLC, 8.38%, due 06/15/32	202,219
1,038,000	Electricite de France SA, 3.63%, due 10/13/25 144A	1,060,176
375,000	Enel Finance International SA, 6.00%, due 10/07/39 144A	441,615
1,000,000	Enel Finance International SA, Guaranteed Note, 6.80%, due 09/15/37 144A	1,286,339
322,000	Energy Transfer Partners, LP, 4.05%, due 03/15/25	283,903
1,319,000	Ensco Plc, 4.70%, due 03/15/21	922,139
460,000	Enterprise Products Operating LLC, 3.75%, due 02/15/25	460,020
1,934,000	ERAC USA Finance LLC, 2.80%, due 11/01/18¤ 144A	1,964,925
1,350,000	ERP Operating, LP, 3.00%, due 04/15/23	1,371,650
2,045,000	Escrow GCB General Motors, 8.38%, due 07/15/49**** ¤ †††	—
1,169,000	Exelon Corp., 5.10%, due 06/15/45 144A	1,273,485
912,000	Exelon Generation Co. LLC, 4.25%, due 06/15/22	957,512
405,000	Fidelity National Information Services, Inc., 2.85%, due 10/15/18	411,851
540,000	Fidelity National Information Services, Inc., 3.63%, due 10/15/20	558,675
1,303,000	Fifth Third Bancorp, 2.88%, due 07/27/20	1,324,421
150,000	FirstEnergy Corp., 2.75%, due 03/15/18	151,497
245,000	FirstEnergy Corp., Series C, 7.38%, due 11/15/31	298,303
540,000	Ford Motor Co., 4.75%, due 01/15/43	543,817
600,000	Ford Motor Credit Co. LLC, 5.75%, due 02/01/21	679,910
1,875,000	Ford Motor Credit Co. LLC, 5.88%, due 08/02/21	2,151,508
350,000	Ford Motor Credit Co. LLC, 8.00%, due 12/15/16	365,501
580,000	Ford Motor Credit Co. LLC, 8.13%, due 01/15/20	689,348
372,000	GE Capital International Funding Co., 2.34%, due 11/15/20 144A	381,341
488,000	GE Capital International Funding Co., 4.42%, due 11/15/35 144A	531,223
80,000	General Electric Capital Corp., 4.38%, due 09/16/20	89,283
136,000	General Electric Capital Corp., 4.63%, due 01/07/21	153,878
129,000	General Electric Capital Corp., 4.65%, due 10/17/21	147,277
138,000	General Electric Capital Corp., 6.88%, due 01/10/39	200,226
310,000	General Electric Co., 4.50%, due 03/11/44	346,897
450,000	General Motors Co., 4.00%, due 04/01/25	439,656
1,045,000	General Motors Financial Co., Inc., 3.50%, due 07/10/19	1,072,381
2,594,000	General Motors Financial Co., Inc., 4.20%, due 03/01/21	2,682,196
30,000	Glencore Finance Canada, Ltd., 5.80%, due 11/15/16‡ 144A	30,377
944,000	Glencore Funding LLC, 2.13%, due 04/16/18 144A	881,889
350,000	GLP Capital, LP/GLP Financing II, Inc., 4.88%, due 11/01/20	365,750
265,000	Goldcorp, Inc., 3.63%, due 06/09/21	267,487
85,000	Goldman Sachs Group (The), Inc., 3.75%, due 02/25/26	87,350
150,000	Goldman Sachs Group (The), Inc., 4.00%, due 03/03/24	157,545
290,000	Goldman Sachs Group (The), Inc., 5.15%, due 05/22/45	295,723
140,000	Goldman Sachs Group (The), Inc., 5.25%, due 07/27/21	157,772
565,000	Goldman Sachs Group (The), Inc., 5.38%† †††††	547,287
680,000	Goldman Sachs Group (The), Inc., 5.95%, due 01/18/18	729,537
660,000	Goldman Sachs Group (The), Inc., 6.25%, due 02/01/41	823,445
2,137,000	Goldman Sachs Group (The), Inc., 7.50%, due 02/15/19	2,463,140
165,000	HCA, Inc., 4.25%, due 10/15/19	170,259
150,000	HCA, Inc., 5.25%, due 04/15/25	154,875
460,000	HCA, Inc., 5.88%, due 03/15/22	499,100
1,085,000	HCP, Inc., 4.00%, due 06/01/25	1,044,648
859,000	HCP, Inc., 4.25%, due 11/15/23	863,727

See accompanying Notes to the Financial Statements.	89

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Par Value ($)	Description	Value ($)

	Corporate Debt — continued

625,000	Health Net, Inc., 6.38%, due 06/01/17	656,250
945,000	HP Enterprise Co., 2.45%, due 10/05/17 144A	951,519
175,000	HP Enterprise Co., 2.85%, due 10/05/18 144A	178,046
2,175,000	HP Enterprise Co., 3.60%, due 10/15/20 144A	2,263,973
1,110,000	HP Enterprise Co., 4.40%, due 10/15/22 144A	1,161,311
740,000	HSBC Finance Corp., 6.68%, due 01/15/21	849,672
350,000	HSBC Holdings Plc, 5.10%, due 04/05/21	385,253
1,050,000	HSBC Holdings Plc, 6.50%, due 05/02/36	1,229,062
1,590,000	HSBC Holdings Plc, Subordinated Note, 6.50%, due 09/15/37	1,873,212
1,260,000	Husky Energy, Inc., 7.25%, due 12/15/19	1,393,822
420,000	Imperial Tobacco Finance Plc, 2.05%, due 02/11/18 144A	421,397
525,000	Imperial Tobacco Finance Plc, 3.75%, due 07/21/22 144A	548,852
2,075,000	Imperial Tobacco Finance Plc, 4.25%, due 07/21/25 144A	2,211,139
1,253,000	Intercontinental Exchange, Inc., 2.75%, due 12/01/20	1,280,781
500,000	Jefferies Group LLC, 5.13%, due 01/20/23	502,540
220,000	John Deere Capital Corp., 2.25%, due 04/17/19	224,691
300,000	JPMorgan Chase & Co., 3.25%, due 09/23/22	313,154
1,430,000	JPMorgan Chase & Co., 3.38%, due 05/01/23	1,438,165
525,000	JPMorgan Chase & Co., 3.88%, due 09/10/24	539,380
90,000	JPMorgan Chase & Co., 4.35%, due 08/15/21	98,415
860,000	JPMorgan Chase & Co., 4.40%, due 07/22/20	936,362
200,000	JPMorgan Chase & Co., 4.50%, due 01/24/22	220,881
555,000	JPMorgan Chase & Co., 5.30%† †††††	557,775
1,250,000	JPMorgan Chase & Co., Subordinated Note, 6.13%, due 06/27/17	1,316,029
822,000	Juniper Networks, Inc., 3.13%, due 02/26/19	836,549
950,000	Kentucky Power Co., 6.00%, due 09/15/17 144A	1,002,197
2,500,000	Kinder Morgan Energy Partners, LP, 4.15%, due 02/01/24	2,357,305
1,600,000	Kinder Morgan Energy Partners, LP, 5.00%, due 08/15/42	1,338,627
850,000	Kinder Morgan Energy Partners, LP, 5.40%, due 09/01/44	746,743
550,000	Kinder Morgan Energy Partners, LP, (MTN), 6.95%, due 01/15/38	551,703
1,850,000	Kinder Morgan, Inc., 4.30%, due 06/01/25‡	1,762,967
1,240,000	KKR Group Finance Co. II LLC, 5.50%, due 02/01/43 144A	1,269,795
1,268,000	KKR Group Finance Co. LLC, 6.38%, due 09/29/20 144A	1,494,565
450,000	Koppers, Inc., 7.88%, due 12/01/19	450,563
360,000	Kraft Foods Group, Inc., 3.50%, due 06/06/22	378,938
349,000	Kraft Foods Group, Inc., 5.38%, due 02/10/20	389,910
170,000	Kraft Heinz Foods Co., 5.00%, due 07/15/35 144A	188,074
400,000	Kroger Co. (The), Senior Note, 6.15%, due 01/15/20	461,967
300,000	L Brands, Inc., 5.63%, due 10/15/23	330,750
470,000	Lehman Brothers Holdings Capital Trust VII, (MTN), 5.86%††† †††††	165
270,000	Lehman Brothers Holdings, Inc., (MTN), Series I, 6.75%, due 12/28/17†††	95
890,000	Lehman Brothers Holdings, Inc., Subordinated Note, 6.50%, due 07/19/17†††	312
1,150,000	Liberty Mutual Group, Inc., 4.25%, due 06/15/23 144A	1,187,075
1,600,000	Liberty Mutual Group, Inc., 4.95%, due 05/01/22 144A	1,744,347
1,380,000	Lincoln National Corp., 4.00%, due 09/01/23	1,406,049
1,250,000	Lloyds Banking Group Plc, 4.50%, due 11/04/24‡	1,258,046
200,000	Lloyds Banking Group Plc, Subordinated Note, 4.65%, due 03/24/26	198,605
1,010,000	LyondellBasell Industries NV, 5.00%, due 04/15/19	1,079,737
525,000	Macy’s Retail Holdings, Inc., 6.38%, due 03/15/37	518,114

90	See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Par Value ($)	Description	Value ($)

	Corporate Debt — continued

1,440,000	Macy’s Retail Holdings, Inc., 6.65%, due 07/15/24	1,656,045
350,000	Macy’s Retail Holdings, Inc., 6.90%, due 01/15/32	373,143
600,000	Macy’s Retail Holdings, Inc., 7.00%, due 02/15/28	680,212
230,000	Martin Marietta Materials, Inc., 4.25%, due 07/02/24	232,207
725,000	Massachusetts Institute of Technology, 4.68%, due 07/01/14#	788,603
70,000	Medtronic, Inc., 3.13%, due 03/15/22	73,944
190,000	Medtronic, Inc., 3.15%, due 03/15/22	201,681
970,000	Medtronic, Inc., 3.50%, due 03/15/25	1,036,518
410,000	Medtronic, Inc., 4.38%, due 03/15/35	444,749
625,000	Merck & Co., Inc., 4.15%, due 05/18/43	684,417
840,000	Merrill Lynch & Co., Inc., Subordinated Note, 5.70%, due 05/02/17	873,783
1,152,000	MetLife, Inc., 3.00%, due 03/01/25	1,134,627
105,000	MetLife, Inc., 4.75%, due 02/08/21	116,755
165,630	Miran Mid-Atlantic Series C Pass Through Trust, 10.06%, due 12/30/28¤	160,868
80,000	Monsanto Co., 4.40%, due 07/15/44	74,557
70,000	Morgan Stanley, 4.75%, due 03/22/17	72,314
325,000	Morgan Stanley, 5.45%† †††††	307,531
1,547,000	Morgan Stanley, 7.30%, due 05/13/19	1,781,728
130,000	Morgan Stanley, (MTN), Series F, 1.07%, due 10/18/16†	129,928
1,720,000	Morgan Stanley, (MTN), 4.10%, due 05/22/23	1,776,473
1,000,000	Morgan Stanley, (MTN), Series F, 6.63%, due 04/01/18	1,093,049
1,150,000	Myriad International Holdings BV, 5.50%, due 07/21/25 144A	1,161,378
1,000,000	Myriad International Holdings BV, 6.00%, due 07/18/20 144A	1,087,914
400,000	Navient Corp., (MTN), 4.63%, due 09/25/17	405,500
1,750,000	Navient Corp., (MTN), 6.00%, due 01/25/17	1,776,250
350,000	Navient Corp., (MTN), 8.45%, due 06/15/18	376,250
1,037,000	New York and Presbyterian Hospital (The), 4.02%, due 08/01/45	1,038,033
170,000	Newell Rubbermaid, Inc., 4.20%, due 04/01/26	178,183
780,000	Noble Energy, Inc., 4.15%, due 12/15/21	779,640
1,403,000	Noble Energy, Inc., 8.25%, due 03/01/19	1,545,026
510,000	Nordea Bank AB, 1.88%, due 09/17/18 144A	512,068
510,000	Norfolk Southern Corp., 4.65%, due 01/15/46	545,447
220,000	Northern States Power Co., 4.13%, due 05/15/44	235,558
350,000	NRG Energy, Inc., 6.25%, due 05/01/24‡	322,875
325,000	NXP BV/NXP Funding LLC, 5.75%, due 03/15/23 144A	344,500
320,000	Oracle Corp., 4.30%, due 07/08/34	337,180
460,000	Pacific Gas & Electric Co., 6.05%, due 03/01/34	588,293
730,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 2.50%, due 06/15/19¤ 144A	726,364
1,175,000	Petrobras Global Finance BV, 4.38%, due 05/20/23‡	860,335
875,000	Petrobras Global Finance BV, 5.38%, due 01/27/21	725,489
300,000	Petroleos Mexicanos, 4.25%, due 01/15/25‡	278,625
300,000	Petroleos Mexicanos, 4.50%, due 01/23/26	280,200
600,000	Petroleos Mexicanos, 4.88%, due 01/18/24	589,650
1,150,000	Petroleos Mexicanos, 5.63%, due 01/23/46	970,772
1,650,000	Petroleos Mexicanos, 6.38%, due 01/23/45	1,537,800
550,000	Petroleos Mexicanos, 6.88%, due 08/04/26 144A	596,750
1,190,000	PNC Bank NA, 2.95%, due 01/30/23	1,199,933
540,000	PPL Capital Funding, Inc., 5.00%, due 03/15/44	581,033
95,000	Private Export Funding Corp., 1.88%, due 07/15/18	96,712

See accompanying Notes to the Financial Statements.	91

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Par Value ($)	Description	Value ($)

	Corporate Debt — continued

675,000	Provident Cos., Inc., 7.25%, due 03/15/28	809,005
1,000,000	Prudential Financial, Inc., 7.38%, due 06/15/19	1,161,315
1,689,000	PSEG Power LLC, 8.63%, due 04/15/31	2,024,104
170,000	QEP Resources, Inc., 6.88%, due 03/01/21	156,825
1,328,000	RELX Capital, Inc., 3.13%, due 10/15/22	1,325,267
2,950,000	Rio Oil Finance Trust, 9.25%, due 07/06/24‡ 144A	1,858,500
3,300,000	Rio Oil Finance Trust, 9.75%, due 01/06/27‡ 144A	1,980,000
920,000	Rio Tinto Finance USA, Ltd., 9.00%, due 05/01/19	1,089,422
1,500,000	Rogers Communications, Inc., 6.80%, due 08/15/18	1,671,030
1,075,000	Royal Bank of Scotland Group Plc, 6.00%, due 12/19/23	1,090,427
1,700,000	Royal Bank of Scotland Group Plc, 6.13%, due 12/15/22	1,808,263
320,000	Sally Holdings LLC/Sally Capital, Inc., 5.63%, due 12/01/25‡	342,400
1,795,000	Schlumberger Holdings Corp., 3.00%, due 12/21/20 144A	1,821,008
1,220,000	Sempra Energy, 2.40%, due 03/15/20	1,225,480
2,419,000	Siemens Financieringsmaatschappij NV, 2.90%, due 05/27/22 144A	2,519,901
850,000	Simon Property Group, LP REIT, 6.75%, due 02/01/40	1,144,698
500,000	Sinopec Group Overseas Development 2015, Ltd., 2.50%, due 04/28/20 144A	502,566
630,000	Southern Copper Corp., 5.25%, due 11/08/42	520,818
1,615,000	Sprint Nextel Corp., 6.00%, due 12/01/16	1,612,981
1,195,000	St. Jude Medical, Inc., 2.00%, due 09/15/18	1,208,802
245,000	State Grid Overseas Investment 2014, Ltd., 2.75%, due 05/07/19 144A	251,661
850,000	State Street Corp., 4.96%, due 03/15/18	893,804
395,000	State Street Corp., 5.25%† †††††	401,952
922,000	Sunoco Logistics Partners Operations, LP, 3.45%, due 01/15/23	824,445
270,000	Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25%, due 04/15/21 144A	265,950
380,000	Teachers Insurance & Annuity Association of America, 6.85%, due 12/16/39 144A	490,106
1,500,000	Teck Resources, Ltd., 5.20%, due 03/01/42	832,500
300,000	Telecom Italia Capital SA, 7.00%, due 06/04/18	327,750
1,900,000	Telecom Italia Capital SA, 7.18%, due 06/18/19	2,142,250
825,000	Telecom Italia Capital SA, 7.72%, due 06/04/38	868,816
725,000	Telecom Italia Spa, 5.30%, due 05/30/24 144A	745,844
1,568,000	Telefonaktiebolaget LM Ericsson, 4.13%, due 05/15/22	1,635,954
260,000	Telefonos de Mexico SAB de CV, 5.50%, due 11/15/19	290,983
90,000	Tenet Healthcare Corp., 4.50%, due 04/01/21	90,900
350,000	Tenet Healthcare Corp., 6.00%, due 10/01/20	374,500
220,000	Thermo Fisher Scientific, Inc., 3.60%, due 08/15/21	227,904
300,000	Time Warner Cable, Inc., 4.00%, due 09/01/21	314,290
520,000	Time Warner Cable, Inc., 4.13%, due 02/15/21	550,003
740,000	Time Warner Cable, Inc., 5.85%, due 05/01/17	771,603
700,000	Time Warner Cable, Inc., 7.30%, due 07/01/38	823,525
2,055,000	Time Warner Cable, Inc., 8.25%, due 04/01/19	2,393,993
200,000	Time Warner Cable, Inc., 8.75%, due 02/14/19	234,329
702,000	Time Warner Cos., Inc., 7.57%, due 02/01/24	884,536
260,000	Time Warner, Inc., 4.70%, due 01/15/21	286,510
200,000	Time Warner, Inc., 4.75%, due 03/29/21	220,805
2,965,000	Time Warner, Inc., 7.70%, due 05/01/32	3,816,183
1,250,000	Transcanada Trust, 5.63%, due 05/20/75†	1,103,937
130,000	Transocean, Inc., 5.80%, due 12/15/16	130,098

92	See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Par Value ($)	Description	Value ($)

	Corporate Debt — continued

500,000	UBS AG/Stamford CT, 1.80%, due 03/26/18	501,835
3,493,006	United Airlines 2014-1 Class A Pass Through Trust, 4.00%, due 10/11/27	3,610,895
665,000	UnitedHealth Group, Inc., 4.38%, due 03/15/42	716,709
2,000,000	Ventas Realty, LP/Ventas Capital Corp. REIT, 2.70%, due 04/01/20	2,015,452
433,000	Verizon Communications, Inc., 4.27%, due 01/15/36	432,261
1,821,000	Verizon Communications, Inc., 4.52%, due 09/15/48	1,831,850
2,719,000	Verizon Communications, Inc., 4.86%, due 08/21/46	2,878,872
935,000	Verizon Communications, Inc., 5.01%, due 08/21/54	942,019
110,000	Verizon Communications, Inc., 5.05%, due 03/15/34	119,580
35,000	Verizon Communications, Inc., 5.15%, due 09/15/23	40,461
50,000	Verizon Communications, Inc., 6.35%, due 04/01/19	56,689
3,175,000	Verizon Communications, Inc., 6.55%, due 09/15/43	4,197,413
1,152,000	Viacom, Inc., 4.85%, due 12/15/34	1,025,492
824,000	Virginia Electric & Power Co., 3.15%, due 01/15/26	854,016
1,400,000	Vulcan Materials Co., 7.50%, due 06/15/21	1,666,000
1,855,000	WEA Finance LLC/Westfield UK & Europe Finance Plc, 2.70%, due 09/17/19 144A	1,869,104
190,000	Wells Fargo & Co., 1.50%, due 01/16/18	191,166
250,000	Wells Fargo & Co., 3.45%, due 02/13/23	256,614
1,050,000	Wells Fargo & Co., 4.30%, due 07/22/27	1,115,599
1,308,000	Wells Fargo & Co., 4.48%, due 01/16/24	1,422,399
90,000	Wells Fargo & Co., 4.60%, due 04/01/21	99,924
1,100,000	Welltower, Inc., 4.50%, due 01/15/24	1,143,715
170,000	WestRock RKT Co., 3.50%, due 03/01/20	172,522
1,000,000	Weyerhaeuser Co., 7.38%, due 10/01/19	1,148,565
290,000	Williams Partners, LP/Williams Partners Finance Corp., 7.25%, due 02/01/17	297,261
80,000	WM Wrigley Jr Co., 2.40%, due 10/21/18 144A	80,847
320,000	WM Wrigley Jr Co., 2.90%, due 10/21/19 144A	328,941
90,000	WM Wrigley Jr Co., 3.38%, due 10/21/20 144A	93,820
500,000	Xerox Corp., 2.75%, due 03/15/19‡	492,822
500,000	Xerox Corp., 4.50%, due 05/15/21	508,411
600,000	Xerox Corp., 5.63%, due 12/15/19	620,636
1,070,000	Zimmer Biomet Holdings, Inc., 3.55%, due 04/01/25	1,083,144
425,000	Zoetis, Inc., 3.45%, due 11/13/20	437,074
750,000	Zoetis, Inc., 4.50%, due 11/13/25	803,563

		312,760,443

	Mortgage Backed Securities - Private Issuers — 11.1%

1,488,053	Banc of America Commercial Mortgage Trust, Series 2007-1, Class A4, 5.45%, due 01/15/49	1,520,841
484,582	Bear Stearns ALT-A Trust, Series 2004-12, Class 1A3, 1.13%, due 01/25/35†	475,330
245,786	Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW12, Class A4, 5.80%, due 09/11/38†	245,631
2,223,000	Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4, 5.70%, due 12/10/49†	2,292,305
1,600,000	Citigroup Commercial Mortgage Trust, Series 2014-GC23, Class A3, 3.36%, due 07/10/47	1,677,718
1,500,000	Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class A4, 2.88%, due 02/10/48	1,505,884
1,200,000	Citigroup Commercial Mortgage Trust, Series 2015-P1, Class A4, 3.46%, due 09/15/48	1,263,199

See accompanying Notes to the Financial Statements.	93

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Par Value ($)	Description	Value ($)

	Mortgage Backed Securities - Private Issuers — continued

1,000,000	Citigroup Commercial Mortgage Trust, Inc., Series 2013-GC17, Class A2, 2.96%, due 11/10/46	1,029,468
27,500,000	Citigroup Commercial Mortgage Trust, Inc., (IO), Series 2014-GC21, Class XB, 0.33%, due 05/10/47†	874,495
2,309,725	Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4, 5.81%, due 12/10/49†	2,399,410
300,000	Commercial Mortgage Pass Through Certificates, Series 2013-CR8, Class A2, 2.37%, due 06/10/46	303,846
100,000	Commercial Mortgage Pass Through Certificates, Series 2013-LC6, Class A3, 2.67%, due 01/10/46	101,914
1,000,000	Commercial Mortgage Pass Through Certificates, Series 2014-CR18, Class A4, 3.55%, due 07/15/47	1,059,629
1,600,000	Commercial Mortgage Pass Through Certificates, Series 2014-CR20, Class A3, 3.33%, due 11/10/47	1,679,389
2,150,000	Commercial Mortgage Pass Through Certificates, Series 2014-UBS2, Class A2, 2.82%, due 03/10/47	2,207,170
1,200,000	Commercial Mortgage Pass Through Certificates, Series 2015-CR25, Class A3, 3.51%, due 08/10/48	1,270,284
53,000,000	Commercial Mortgage Pass Through Certificates, (IO), Series 2014-CR17, Class XB, 0.21%, due 05/10/47† 144A	864,520
1,429,303	Credit Suisse Commercial Mortgage Trust, Series 2006-C5, Class A3, 5.31%, due 12/15/39	1,438,611
1,504,390	Credit Suisse Commercial Mortgage Trust, Series 2007-C1, Class A3, 5.38%, due 02/15/40	1,526,081
1,350,870	Credit Suisse Commercial Mortgage Trust, Series 2007-C3, Class A4, 5.70%, due 06/15/39†	1,381,926
1,500,000	CSAIL Commercial Mortgage Trust, Series 2015-C4, Class A3, 3.54%, due 11/15/48	1,580,078
1,000,000	FHLMC Multifamily Structured Pass Through Certificates, Series K033, Class A2, 3.06%, due 07/25/23†	1,067,928
2,100,000	FHLMC Multifamily Structured Pass Through Certificates, Series K044, Class A2, 2.81%, due 01/25/25	2,189,835
600,000	FHLMC Multifamily Structured Pass Through Certificates, Series KS03, Class A4, 3.16%, due 05/25/25	638,290
28,052,784	FHLMC Multifamily Structured Pass Through Certificates, (IO), Series K025, Class X1, 0.89%, due 10/25/22†	1,300,656
1,604,238	FHLMC Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M1, 1.34%, due 10/25/27†	1,599,719
791,505	FHLMC Structured Agency Credit Risk Debt Notes, Series 2015-DNA2, Class M1, 1.59%, due 12/25/27†	791,620
287,455	FHLMC Structured Agency Credit Risk Debt Notes, Series 2015-DNA3, Class M1, 1.79%, due 04/25/28†	287,981
475,320	FHLMC Structured Agency Credit Risk Debt Notes, Series 2015-HQA1, Class M1, 1.68%, due 03/25/28†	475,854
798,799	FHLMC Structured Agency Credit Risk Debt Notes, Series 2016-DNA1, Class M1, 1.89%, due 07/25/28†	798,428
877,177	FNMA Connecticut Avenue Securities, Series 2014-C04, Class 1M1, 2.38%, due 11/25/24†	881,613
189,349	FNMA Connecticut Avenue Securities, Series 2015-C01, Class 1M1, 1.93%, due 02/25/25†	189,579

94	See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Par Value ($)	Description	Value ($)

	Mortgage Backed Securities - Private Issuers — continued

987,721	FNMA Connecticut Avenue Securities, Series 2015-C02, Class 1M1, 1.58%, due 05/25/25†	987,066
320,000	FNMA Connecticut Avenue Securities, Series 2016-C02, Class 1M1, 2.59%, due 09/25/28†	320,000
1,200,000	FNMA-ACES, Series 2014-M4, Class A2, 3.35%, due 03/25/24†	1,288,290
900,000	FNMA-ACES, Series 2014-M4, Class AB2, 3.21%, due 03/25/24	968,353
1,700,000	FNMA-ACES, Series 2015-M10, Class A2, 3.09%, due 04/25/27†	1,804,232
1,300,000	FNMA-ACES, Series 2015-M8, Class AB2, 2.83%, due 01/25/25	1,359,436
275,761	Fremont Home Loan Trust, Series 2004-B, Class M1, 1.30%, due 05/25/34†	255,800
3,908,457	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.74%, due 12/10/49	4,064,603
4,411,181	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.44%, due 03/10/39	4,502,573
1,800,000	GS Mortgage Securities Corp. II, Series 2013-GC12, Class A3, 2.86%, due 06/10/46	1,846,399
900,000	GS Mortgage Securities Trust, Series 2015-GC28, Class A4, 3.14%, due 02/10/48	920,881
267,564	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP9, Class A3, 5.34%, due 05/15/47	271,674
3,473,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A4, 5.74%, due 06/15/49†	3,554,451
1,725,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2014-C19, Class A3, 3.67%, due 04/15/47	1,818,912
1,331,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class A4, 4.72%, due 02/15/46 144A	1,477,054
500,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C13, Class A3, 3.53%, due 01/15/46	522,026
1,500,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class A4, 2.69%, due 04/15/46	1,526,591
1,680,006	LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A1A, 5.39%, due 02/15/40	1,715,877
329,486	LSTAR Securities Investment Trust, Series 2015-10, Class A1, 2.43%, due 11/01/20† 144A	321,249
902,469	LSTAR Securities Investment Trust, Series 2015-3, Class A, 2.44%, due 03/01/20† 144A	890,737
326,623	LSTAR Securities Investment Trust, Series 2015-4, Class A1, 2.43%, due 04/01/20† 144A	316,824
384,589	LSTAR Securities Investment Trust, Series 2015-5, Class A1, 2.44%, due 04/01/20† 144A	379,551
1,187,473	LSTAR Securities Investment Trust, Series 2015-6, Class A, 2.44%, due 05/01/20¤ † 144A	1,160,755
461,114	LSTAR Securities Investment Trust, Series 2015-8, Class A1, 3.44%, due 08/01/20† 144A	453,436
562,517	LSTAR Securities Investment Trust, Series 2015-9, Class A1, 2.44%, due 10/01/20† 144A	552,940
287,971	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4, 5.70%, due 09/12/49	298,669
100,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class A4, 2.92%, due 02/15/46	102,728
3,448,212	Morgan Stanley Capital I Trust, Series 2007-IQ14, Class A4, 5.69%, due 04/15/49†	3,531,973
298,000	Morgan Stanley Capital I, Inc., Series 2007-HQ11, Class A4, 5.45%, due 02/12/44†	302,957
986,000	Morgan Stanley Re-REMIC Trust, Series 2009-GG10, Class A4B, 5.79%, due 08/12/45† 144A	1,008,190

See accompanying Notes to the Financial Statements.	95

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Par Value ($)	Description	Value ($)

	Mortgage Backed Securities - Private Issuers — continued

1,264,000	Morgan Stanley Re-REMIC Trust, Series 2010-GG10, Class A4B, 5.79%, due 08/15/45† 144A	1,305,751
178,427	Provident Funding Mortgage Loan Trust, Series 2005-1, Class 2A1, 2.78%, due 05/25/35†	182,097
2,943,023	Small Business Administration Participation Certificates, Series 2013-20L, Class 1, 3.38%, due 12/01/33	3,128,140
2,042,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A5, 5.50%, due 04/15/47	2,097,370
3,158,820	Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class A3, 5.68%, due 05/15/46	3,252,165
37,582	WaMu Mortgage Pass Through Certificates, Series 2003-AR9, Class 1A7, 2.52%, due 09/25/33†	37,994
1,500,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS3, Class A3, 3.35%, due 09/15/57	1,563,048

		87,010,024

	Mortgage Backed Securities - U.S. Government Agency Obligations — 26.6%

745,654	FHLMC, Pool # 1Q0481, 2.27%, due 02/01/38†	780,207
4,962,224	FHLMC, Pool # 1Q1587, 2.55%, due 06/01/37†	5,238,954
3,288,752	FHLMC, Pool # 849820, 3.00%, due 10/01/45†	3,406,607
864,933	FHLMC, Pool # J26100, 3.00%, due 10/01/28	907,822
794,173	FHLMC, Pool # V60565, 3.00%, due 06/01/29	833,544
1,615,687	FHLMC, Pool # V60603, 3.00%, due 09/01/29	1,694,579
1,714,369	FHLMC, Pool # V60599, 3.00%, due 09/01/29	1,799,159
2,388,752	FHLMC, Pool # G08635, 3.00%, due 04/01/45	2,448,586
1,649,275	FHLMC, Pool # 849372, 3.10%, due 06/01/44†	1,716,916
1,640,039	FHLMC, Pool # 2B1967, 3.12%, due 12/01/43†	1,708,123
378,983	FHLMC, Pool # J16432, 3.50%, due 08/01/26	403,393
370,886	FHLMC, Pool # J17763, 3.50%, due 01/01/27	394,773
431,856	FHLMC, Pool # Q11218, 3.50%, due 09/01/42	452,973
823,247	FHLMC, Pool # Q12052, 3.50%, due 10/01/42	862,995
1,488,269	FHLMC, Pool # Q12862, 3.50%, due 11/01/42	1,567,813
709,121	FHLMC, Pool # Q17792, 3.50%, due 05/01/43	747,026
1,470,576	FHLMC, Pool # 849096, 3.60%, due 10/01/41†	1,543,264
805,954	FHLMC, Pool # G14919, 4.00%, due 06/01/26	858,716
83,834	FHLMC, Pool # G14350, 4.00%, due 12/01/26	89,567
614,343	FHLMC, Pool # G14678, 4.00%, due 12/01/26	656,437
2,485,600	FHLMC, Pool # C91402, 4.00%, due 10/01/31	2,682,202
622,173	FHLMC, Pool # G30700, 4.00%, due 04/01/34	671,393
2,112,148	FHLMC, Pool # C91850, 4.00%, due 09/01/35	2,278,097
1,415,203	FHLMC, Pool # A93231, 4.00%, due 08/01/40	1,514,979
1,088,832	FHLMC, Pool # G06231, 4.00%, due 12/01/40	1,165,611
751,665	FHLMC, Pool # A96970, 4.00%, due 02/01/41	804,673
2,447,302	FHLMC, Pool # Q04020, 4.00%, due 10/01/41	2,619,494
1,227,123	FHLMC, Pool # A89870, 4.50%, due 11/01/39	1,336,061
1,370,046	FHLMC, Pool # Q02552, 4.50%, due 08/01/41	1,493,722
208,369	FHLMC, Pool # G07515, 4.50%, due 09/01/41	227,005
869,067	FHLMC, Pool # G08568, 4.50%, due 01/01/44	945,151
1,172,752	FHLMC, Pool # G07021, 5.00%, due 09/01/39	1,288,115

96	See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Par Value ($)	Description	Value ($)

	Mortgage Backed Securities - U.S. Government Agency Obligations — continued

1,869,677	FHLMC, Pool # G06576, 5.00%, due 09/01/40	2,086,049
332,564	FHLMC, Pool # G01749, 5.50%, due 01/01/35	375,194
319,156	FHLMC, Pool # G06875, 5.50%, due 12/01/38	359,464
720,145	FHLMC, Pool # 782735, 5.61%, due 09/01/36†	763,103
12,834	FHLMC, Pool # H09061, 6.00%, due 06/01/37	14,310
593,377	FHLMC, Pool # G06409, 6.00%, due 11/01/39	675,743
5,080,561	FHLMC, Series 3427, Class Z, 5.00%, due 03/15/38	5,655,594
5,750,160	FHLMC, Series 4283, Class EW, 4.50%, due 12/15/43†	6,215,369
35,778,056	FHLMC Multifamily Structured Pass Through Certificates, (IO), Series K006, Class AX1, 1.01%, due 01/25/20†	1,129,356
26,590,923	FHLMC Multifamily Structured Pass Through Certificates, (IO), Series K007, Class X1, 1.16%, due 04/25/20†	900,167
190,505	FHLMC Reference REMIC, Series R007, Class ZA, 6.00%, due 05/15/36	216,814
500,000	FHLMC TBA, 2.50%, due 10/01/27	513,312
1,250,000	FHLMC TBA, 3.50%, due 07/01/43	1,306,203
840,958	FNMA, Pool # AO7971, 2.50%, due 06/01/27	867,624
57,997	FNMA, Pool # 840589, 2.65%, due 09/01/35†	61,528
963,031	FNMA, Pool # AX2197, 2.70%, due 12/01/44†	994,792
613,534	FNMA, Pool # AT7040, 2.89%, due 09/01/44†	637,854
1,683,777	FNMA, Pool # AB7505, 3.00%, due 01/01/43	1,731,595
1,266,255	FNMA, Pool # AT0232, 3.00%, due 03/01/43	1,302,179
1,739,277	FNMA, Pool # AU1292, 3.00%, due 07/01/43	1,788,441
93,805	FNMA, Pool # AX6719, 3.00%, due 12/01/44	96,324
480,883	FNMA, Pool # AY4883, 3.00%, due 03/01/45	493,795
193,735	FNMA, Pool # AY7121, 3.00%, due 04/01/45	198,937
984,216	FNMA, Pool # AZ0611, 3.00%, due 04/01/45	1,010,643
2,316,411	FNMA, Pool # AL5088, 3.20%, due 04/01/44†	2,425,135
814,991	FNMA, Pool # AX3719, 3.50%, due 07/01/27	863,781
1,472,263	FNMA, Pool # MA2164, 3.50%, due 02/01/35	1,556,225
1,590,915	FNMA, Pool # AJ9278, 3.50%, due 12/01/41	1,672,211
2,376,656	FNMA, Pool # AL1895, 3.50%, due 06/01/42	2,507,868
2,909,720	FNMA, Pool # AB6022, 3.50%, due 08/01/42	3,058,708
1,348,638	FNMA, Pool # AP2422, 3.50%, due 08/01/42	1,417,698
1,652,957	FNMA, Pool # AL3316, 3.50%, due 03/01/43	1,740,727
2,178,096	FNMA, Pool # AX2532, 3.50%, due 11/01/44	2,296,745
1,574,105	FNMA, Pool # AY5617, 3.50%, due 06/01/45	1,653,681
1,000,000	FNMA, Pool # AZ5582, 3.50%, due 08/01/45††††	1,049,278
490,489	FNMA, Pool # AZ3743, 3.50%, due 11/01/45	514,660
648,362	FNMA, Pool # AL2733, 3.86%, due 07/01/41†	685,912
1,108,416	FNMA, Pool # AL7359, 4.00%, due 05/01/29	1,184,667
1,906,877	FNMA, Pool # MA1689, 4.00%, due 12/01/33	2,057,516
2,122,206	FNMA, Pool # 725331, 4.00%, due 01/01/34	2,274,892
992,575	FNMA, Pool # AL6300, 4.00%, due 05/01/34	1,071,040
375,628	FNMA, Pool # AS2666, 4.00%, due 06/01/34	405,028
806,178	FNMA, Pool # MA2019, 4.00%, due 09/01/34	869,766
2,494,652	FNMA, Pool # AL6663, 4.00%, due 03/01/39††††	2,670,270
1,032,002	FNMA, Pool # 932807, 4.00%, due 09/01/40	1,105,930
558,022	FNMA, Pool # AE7685, 4.00%, due 10/01/40	598,192
2,315,790	FNMA, Pool # AH4404, 4.00%, due 01/01/41	2,482,380

See accompanying Notes to the Financial Statements.	97

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Par Value ($)	Description	Value ($)

	Mortgage Backed Securities - U.S. Government Agency Obligations — continued

945,763	FNMA, Pool # AJ9317, 4.00%, due 01/01/42	1,019,346
350,634	FNMA, Pool # AO4109, 4.00%, due 06/01/42	375,737
441,233	FNMA, Pool # AB9383, 4.00%, due 05/01/43	477,871
987,391	FNMA, Pool # AL4147, 4.50%, due 01/01/25	1,066,097
227,993	FNMA, Pool # MA0634, 4.50%, due 01/01/31	249,557
772,487	FNMA, Pool # AL5861, 4.50%, due 01/01/31	844,834
940,134	FNMA, Pool # AL4549, 4.50%, due 01/01/32	1,028,461
2,105,934	FNMA, Pool # 310098, 4.50%, due 06/01/36	2,301,130
1,255,266	FNMA, Pool # 995243, 4.50%, due 08/01/38	1,368,507
1,193,786	FNMA, Pool # AD9153, 4.50%, due 08/01/40	1,302,845
1,590,387	FNMA, Pool # AL0215, 4.50%, due 04/01/41*	1,736,895
2,159,325	FNMA, Pool # AL6301, 4.50%, due 06/01/42	2,356,448
1,458,574	FNMA, Pool # AL5749, 4.50%, due 07/01/42	1,591,973
4,766,461	FNMA, Pool # AS3881, 4.50%, due 11/01/44	5,186,741
1,872,612	FNMA, Pool # AL2439, 5.00%, due 06/01/26	2,010,380
3,058,901	FNMA, Pool # 254903, 5.00%, due 10/01/33	3,401,258
1,233,250	FNMA, Pool # 725027, 5.00%, due 11/01/33	1,371,345
1,091,321	FNMA, Pool # 889834, 5.00%, due 12/01/35	1,230,165
1,038,138	FNMA, Pool # 745148, 5.00%, due 01/01/36	1,151,545
819,420	FNMA, Pool # 995245, 5.00%, due 01/01/39	906,139
1,112,097	FNMA, Pool # AI1971, 5.00%, due 05/01/41	1,235,209
357,393	FNMA, Pool # AI1892, 5.00%, due 05/01/41	401,375
895,309	FNMA, Pool # AL5955, 5.00%, due 01/01/42	993,210
3,628,522	FNMA, Pool # AL7404, 5.00%, due 03/01/42	4,074,048
1,147,282	FNMA, Pool # AL6839, 5.00%, due 04/01/42	1,278,089
736,647	FNMA, Pool # AL5788, 5.00%, due 05/01/42	818,608
215,147	FNMA, Pool # AE0011, 5.50%, due 09/01/23	231,596
813,172	FNMA, Pool # 995253, 5.50%, due 12/01/23	880,117
1,129,009	FNMA, Pool # AL0278, 5.50%, due 01/01/25	1,238,433
7,757	FNMA, Pool # 254548, 5.50%, due 12/01/32	8,783
702,774	FNMA, Pool # 704235, 5.50%, due 05/01/33	791,901
87,958	FNMA, Pool # 555591, 5.50%, due 07/01/33	99,593
1,094,827	FNMA, Pool # 725221, 5.50%, due 01/01/34	1,239,789
51,723	FNMA, Pool # 735224, 5.50%, due 02/01/35	58,589
97,572	FNMA, Pool # 990906, 5.50%, due 10/01/35	110,430
536,881	FNMA, Pool # 849077, 5.50%, due 01/01/36	605,779
1,057,821	FNMA, Pool # 983471, 5.50%, due 05/01/38	1,186,311
1,099,245	FNMA, Pool # 985184, 5.50%, due 08/01/38	1,232,593
623,302	FNMA, Pool # AX1916, 5.50%, due 12/01/41	720,089
615,467	FNMA, Pool # AL0144, 5.58%, due 11/01/37†	653,989
1,757,791	FNMA, Pool # 725162, 6.00%, due 02/01/34	2,037,504
1,195,711	FNMA, Pool # AD0218, 6.00%, due 09/01/36	1,383,345
620,993	FNMA, Pool # AE0469, 6.00%, due 12/01/39	709,022
387,080	FNMA, Pool # AL0778, 6.50%, due 01/01/49	431,420
1,045,026	FNMA, Pool # 888369, 7.00%, due 03/01/37	1,241,014
1,336,378	FNMA, Series 2007-50, Class DZ, 5.50%, due 06/25/37	1,505,448
945,145	FNMA, Series 2007-63, Class VZ, 5.50%, due 07/25/37	1,013,894
2,496,750	FNMA, Series 2007-70, Class Z, 5.50%, due 07/25/37	2,814,966
1,297,777	FNMA, Series 2011-59, Class NZ, 5.50%, due 07/25/41	1,530,165

98	See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Par Value ($)	Description	Value ($)

	Mortgage Backed Securities - U.S. Government Agency Obligations — continued

97,681	FNMA, Series 2012-28, Class B, 6.50%, due 06/25/39	109,144
66,527	FNMA Grantor Trust, Series 2004-T1, Class 1A2, 6.50%, due 01/25/44	76,101
676,497	FNMA REMIC Trust, Series 2007-W10, Class 2A, 6.34%, due 08/25/47†	770,815
2,500,000	FNMA TBA, 2.50%, due 07/01/43	2,566,602
500,000	FNMA TBA, 3.00%, due 01/01/43	512,930
2,000,000	FNMA TBA, 3.50%, due 09/01/43	2,097,109
2,000,000	FNMA TBA, 3.50%, due 09/01/43	2,093,594
500,000	FNMA TBA, 4.00%, due 10/01/42	534,258
1,980,747	FNMA Trust, Series 2004-W1, Class 2A2, 7.00%, due 12/25/33	2,359,200
96,194	FNMA Trust, Series 2004-W9, Class 2A1, 6.50%, due 02/25/44	111,850
1,453,678	GNMA, Pool # MA3033, 3.00%, due 08/20/45	1,508,271
1,459,640	GNMA, Pool # MA3104, 3.00%, due 09/20/45	1,514,456
2,367,177	GNMA, Pool # MA2754, 3.50%, due 04/20/45	2,505,672
845,292	GNMA, Pool # 004833, 4.00%, due 10/20/40	911,361
710,802	GNMA, Pool # 004977, 4.00%, due 03/20/41	766,332
2,556,800	GNMA, Pool # MA3311, 4.00%, due 12/20/45	2,739,555
746,031	GNMA, Pool # 004636, 4.50%, due 02/20/40	812,336
140,361	GNMA, Pool # 004678, 4.50%, due 04/20/40	152,836
1,947,560	GNMA, Pool # 004978, 4.50%, due 03/20/41	2,120,756
3,105,550	GNMA, Pool # 005055, 4.50%, due 05/20/41	3,381,604
407,400	GNMA, Pool # 005334, 5.00%, due 03/20/42	454,389
6,500,000	GNMA TBA, 3.50%, due 02/01/44	6,870,195
1,000,000	GNMA TBA, 4.00%, due 08/01/43	1,069,023
500,000	GNMA TBA, 4.00%, due 08/01/43	533,652

		208,769,281

	Municipal Obligations — 2.7%

300,000	California Bay Area Toll Authority, 6.26%, due 04/01/49	423,519
1,030,000	City of Houston General Obligation, 6.29%, due 03/01/32	1,281,279
90,000	District of Columbia Water & Sewer Authority, 4.81%, due 10/01/14#	95,576
490,000	District of Columbia Water & Sewer Authority, 5.52%, due 10/01/44	610,883
900,000	Energy Northwest, 2.80%, due 07/01/21	938,502
700,000	Illinois Taxable Pension, 5.10%, due 06/01/33	655,305
1,360,000	Los Angeles Unified School District, 5.75%, due 07/01/34	1,704,991
910,000	Los Angeles Unified School District, 6.76%, due 07/01/34	1,259,704
1,150,000	New Jersey Economic Development Authority, 3.04%, due 02/15/19‡‡	1,056,413
2,049,000	New Jersey Economic Development Authority, 3.44%, due 02/15/20‡‡	1,804,513
925,000	New Jersey Turnpike Authority, 7.10%, due 01/01/41	1,332,259
1,350,000	State Board of Administration Finance Corp., 2.64%, due 07/01/21	1,379,417
2,450,000	State of California General Obligation, 7.30%, due 10/01/39	3,594,493
170,000	State of California General Obligation, 7.50%, due 04/01/34	248,676
1,000,000	State of California General Obligation, 7.55%, due 04/01/39	1,532,040
1,050,000	State of Illinois General Obligation, 5.37%, due 03/01/17	1,082,613
2,325,000	State of Illinois General Obligation, 5.67%, due 03/01/18	2,454,619

		21,454,802

	Sovereign Debt Obligations — 0.8%

350,000	Colombia Government International Bond, 4.38%, due 07/12/21	365,750
230,000	Colombia Government International Bond, 5.63%, due 02/26/44	230,000

See accompanying Notes to the Financial Statements.	99

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Par Value ($)	Description	Value ($)

	Sovereign Debt Obligations — continued

1,385,000	Hashemite Kingdom of Jordan Government AID Bond, 2.58%, due 06/30/22	1,451,346
800,000	Hashemite Kingdom of Jordan Government AID Bond, 3.00%, due 06/30/25	853,136
812,000	Hungary Government International Bond, 5.75%, due 11/22/23	926,695
720,000	Indonesia Government International Bond, 5.88%, due 01/15/24‡ 144A	810,366
75,000	Israel Government AID Bond, 5.50%, due 04/26/24	93,679
200,000	Panama Government International Bond, 3.75%, due 03/16/25	206,000
200,000	Panama Government International Bond, 4.00%, due 09/22/24	211,000
150,000	Romanian Government International Bond, Reg S, 6.13%, due 01/22/44‡‡‡	183,517
100,000	Turkey Government International Bond, 7.00%, due 06/05/20	113,407
300,000	Turkey Government International Bond, 7.00%, due 06/05/20	340,219

		5,785,115

	U.S. Government and Agency Obligations — 5.9%

2,300,000	FNMA, 1.47%, due 10/09/19‡‡	2,186,332
1,235,000	FNMA, 6.63%, due 11/15/30**	1,838,262
1,199,000	Tennessee Valley Authority, 4.25%, due 09/15/65	1,268,746
190,000	Tennessee Valley Authority, 5.25%, due 09/15/39	243,028
85,000	Tennessee Valley Authority, 7.13%, due 05/01/30	125,292
140,000	U.S. Treasury Bond, 2.50%, due 02/15/45	136,546
1,380,000	U.S. Treasury Bond, 2.50%, due 02/15/46	1,345,608
265,000	U.S. Treasury Bond, 2.88%, due 05/15/43	279,306
2,896,000	U.S. Treasury Bond, 3.00%, due 05/15/45	3,124,060
2,834,000	U.S. Treasury Bond, 3.63%, due 08/15/43	3,442,922
5,596,000	U.S. Treasury Bond, 4.50%, due 02/15/36	7,679,855
1,393,000	U.S. Treasury Note, 0.50%, due 06/15/16	1,393,668
5,500,000	U.S. Treasury Note, 0.75%, due 02/15/19	5,483,885
5,302,000	U.S. Treasury Note, 1.25%, due 03/31/21	5,308,315
1,590,000	U.S. Treasury Note, 1.38%, due 04/30/20	1,606,708
4,615,000	U.S. Treasury Note, 1.63%, due 07/31/19	4,716,765
683,000	U.S. Treasury Note, 1.63%, due 11/30/20	696,713
2,220,000	U.S. Treasury Note, 2.13%, due 05/15/25	2,288,984
2,000,000	U.S. Treasury Note, 2.63%, due 11/15/20	2,127,540
1,135,000	U.S. Treasury STRIPS, 2.09%, due 08/15/25* ‡‡	947,320

		46,239,855

	TOTAL DEBT OBLIGATIONS (COST $760,704,818)	766,552,571

Shares	Description	Value ($)

	PREFERRED STOCK — 0.3%

	Diversified Financial Services — 0.3%

96,100	Citigroup Capital XIII, 6.98%†	2,526,469

	TOTAL PREFERRED STOCK (COST $2,583,980)	2,526,469

100	See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 4.9%

	Bank Deposit — 3.1%

24,067,901	State Street Bank & Trust Euro Time Deposit, 0.01%, due 04/01/16	24,067,901

	TOTAL BANK DEPOSITS (COST $24,067,901)	24,067,901

	Securities Lending Collateral — 1.5%

11,661,485	State Street Institutional U.S. Government Money Market Fund, Premier Class***	11,661,485

	TOTAL SECURITIES LENDING COLLATERAL (COST $11,661,485)	11,661,485

	U.S. Government and Agency Obligations — 0.3%

2,419,000	United States Treasury Bill, 0.06%, due 05/05/16‡‡	2,418,807

	TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (COST $2,418,861)	2,418,807

	TOTAL SHORT-TERM INVESTMENTS (COST $38,148,247)	38,148,193

	TOTAL INVESTMENTS — 103.0% (Cost $801,437,045)	807,227,233

	Other Assets and Liabilities (net) — (3.0)%	(23,352,250)

	NET ASSETS — 100.0%	$783,874,983

See accompanying Notes to the Financial Statements.	101

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Notes to Schedule of Investments:

ACES — Alternative Credit Enhancement Securities

CLO — Collateralized Loan Obligation

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

IO — Interest Only

MTN — Medium Term Note

REIT — Real Estate Investment Trust

REMIC — Real Estate Mortgage Investment Conduit

TBA — To Be Announced

#	Year of maturity is greater than 2100.

*	All or a portion of this security is held for open futures collateral.

**	All or a portion of this security is held for open futures and swaps collateral.

***	Represents an investment of securities lending cash collateral.

****	Securities fair valued by the Valuation Committee as approved by the Board of Trustees. The total market value of the securities at year end is $0 which represents 0.0% of net assets. The aggregate tax cost of these securities held at March 31, 2016 was $0.

¤	Illiquid security. The total market value of the securities at year end is $4,794,946 which represents 0.6% of net assets. The aggregate tax cost of these securities held at March 31, 2016 was $4,821,992.

†	Floating rate note. Rate shown is as of March 31, 2016.

†††	Security is currently in default.

††††	When-issued security.

†††††	Security is perpetual and has no stated maturity date.

‡	All or a portion of this security is out on loan.

‡‡	Interest rate presented is yield to maturity.

‡‡‡	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total market value of the securities at year end is $128,139,350 which represents 16.4% of net assets.

102	See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2016

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Buys
135	U.S. Treasury Note 2-Year	June 2016	$29,531,250	$59,303
24	U.S. Treasury Note 5-Year	June 2016	2,907,938	2,703
173	U.S. Treasury Note 10-Year	June 2016	22,557,578	139,608
181	U.S. Ultra Bond	June 2016	31,228,156	(1,079)

				$200,535

Sales
132	U.S.Long Bond	June 2016	$21,705,750	$136,189
50	U.S. Treasury Note 10-Year	June 2016	6,519,531	10,013
27	U.S. Ultra Bond	June 2016	4,658,344	33,695

				$179,897

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation (Depreciation)
Pay	3-Month USD LIBOR	1.68%	01/08/21		$2,370,000	$58,219
Receive	3-Month USD LIBOR	1.74%	12/31/21		4,070,000	(107,969)
Receive	3-Month USD LIBOR	1.85%	11/30/22		3,845,000	(120,674)
Receive	3-Month USD LIBOR	1.98%	11/30/22		1,800,000	(71,911)
Receive	3-Month USD LIBOR	2.21%	01/08/26		7,920,000	(424,415)
Receive	3-Month USD LIBOR	2.22%	05/31/22		2,480,000	(134,244)
Receive	3-Month USD LIBOR	2.57%	09/08/24		1,600,000	(134,059)
Pay	Interbank Equilibrium Interest Rate	6.01%	08/19/24	MXN	25,050,000	15,576
						$(919,477)

Centrally Cleared Credit Default Swaps (See Note 2(a))

Notional Amount	Expiration Date	Unrealized Appreciation (Depreciation)
$17,000,000	06/20/20	$222,333

Currency Abbreviations

MXN	— Mexican Peso

See accompanying Notes to the Financial Statements.	103

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2016

Asset Class Summary (Unaudited)	% of Net Assets
Debt Obligations	97.8
Futures Contracts	0.0
Swaps	(0.1)
Preferred Stock	0.3
Short-Term Investments	4.9
Other Assets and Liabilities (net)	(2.9)

100.0%

104	See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2016

Par Value**		Description	Value ($)

		DEBT OBLIGATIONS — 92.7%

		Corporate Debt — 49.5%

2,000,000		1011778 BC ULC/New Red Finance, Inc., 6.00%, due 04/01/22 144A	2,085,000
2,000,000		24 Hour Holdings III LLC, 8.00%, due 06/01/22‡ 144A	1,635,000
2,000,000		Acosta, Inc., 7.75%, due 10/01/22 144A	1,860,000
700,000		AerCap Ireland Capital, Ltd./AerCap Global Aviation Trust, 4.25%, due 07/01/20	707,875
150,000		AerCap Ireland Capital, Ltd./AerCap Global Aviation Trust, 4.63%, due 10/30/20	154,313
1,000,000		AerCap Ireland Capital, Ltd./AerCap Global Aviation Trust, 5.00%, due 10/01/21	1,037,500
1,200,000		Alere, Inc., 6.50%, due 06/15/20	1,228,800
1,200,000		AMC Networks, Inc., 5.00%, due 04/01/24	1,207,500
10,540,000	MXN	America Movil SAB de CV, 7.13%, due 12/09/24	599,764
3,000,000		ArcelorMittal, 6.50%, due 03/01/21‡	2,970,000
2,500,000		Ardagh Packaging Finance Plc/Ardagh Holdings USA, Inc., 6.00%, due 06/30/21‡ 144A	2,387,500
1,700,000	EUR	Areva SA, Reg S, 3.13%, due 03/20/23‡‡‡	1,597,493
2,000,000	EUR	Avis Budget Finance Plc, 6.00%, due 03/01/21 144A	2,369,889
1,300,000	EUR	Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holding B BV, 5.75%, due 02/01/21 144A	1,551,057
1,700,000	EUR	Ball Corp., 4.38%, due 12/15/23	2,077,492
2,500,000		Bank of America Corp., Series M, 8.13%† †††††	2,465,625
1,000,000		Barminco Finance Pty, Ltd., 9.00%, due 06/01/18‡ 144A	752,500
1,500,000		Blackboard, Inc., 7.75%, due 11/15/19 144A	1,215,000
900,000		Blue Cube Spinco, Inc., 10.00%, due 10/15/25 144A	1,032,750
2,000,000		BMC Software Finance, Inc., 8.13%, due 07/15/21 144A	1,450,000
2,000,000		Bombardier, Inc., 7.50%, due 03/15/25 144A	1,530,000
1,800,000		BreitBurn Energy Partners LP/BreitBurn Finance Corp., 7.88%, due 04/15/22	189,000
138,000		California Resources Corp., 5.50%, due 09/15/21	31,050
345,000		California Resources Corp., 6.00%, due 11/15/24	78,488
1,293,000		California Resources Corp., 8.00%, due 12/15/22‡ 144A	501,037
1,500,000		Calpine Corp., 5.75%, due 01/15/25	1,445,625
1,000,000		Calpine Corp., 6.00%, due 01/15/22 144A	1,052,500
2,000,000		CCO Holdings LLC/CCO Holdings Capital Corp., 5.25%, due 09/30/22	2,065,000
800,000		CCOH Safari LLC, 5.75%, due 02/15/26 144A	830,000
1,700,000		Cemex Finance LLC, 6.00%, due 04/01/24‡ 144A	1,610,580
800,000		Cemex Finance LLC, 9.38%, due 10/12/22 144A	884,000
1,500,000		Centene Corp., 4.75%, due 05/15/22‡	1,522,500
2,200,000		CenturyLink, Inc., 6.75%, due 12/01/23	2,147,750
1,200,000	EUR	CeramTec Group GmbH, 8.25%, due 08/15/21 144A	1,477,404
1,500,000		CGG SA, 6.50%, due 06/01/21	615,000
1,100,700		CHC Helicopter SA, 9.25%, due 10/15/20‡	470,549
325,000		CHC Helicopter SA, 9.38%, due 06/01/21	22,750
1,200,000	EUR	Chemours Co. (The), 6.13%, due 05/15/23 144A	1,087,200
1,343,000		Chesapeake Energy Corp., 8.00%, due 12/15/22‡ 144A	664,785
2,000,000		CHS/Community Health Systems, Inc., 6.88%, due 02/01/22	1,815,000
3,000,000		CIT Group, Inc., 5.00%, due 08/01/23	3,022,500
2,500,000		Citigroup, Inc., 6.30%† †††††	2,404,332
700,000		Clayton Williams Energy, Inc., 7.75%, due 04/01/19	353,500
200,000		Clear Channel Worldwide Holdings, Inc., 6.50%, due 11/15/22	200,000
800,000		Clear Channel Worldwide Holdings, Inc., 7.63%, due 03/15/20	738,000
2,500,000		CommScope Technologies Finance LLC, 6.00%, due 06/15/25 144A	2,535,937
1,500,000		Concordia Healthcare Corp., 7.00%, due 04/15/23 144A	1,293,750

See accompanying Notes to the Financial Statements.	105

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Par Value**		Description	Value ($)

		Corporate Debt — continued

1,000,000		CONSOL Energy, Inc., 5.88%, due 04/15/22‡	725,620
900,000		CONSOL Energy, Inc., 8.00%, due 04/01/23‡	676,980
300,000		Constellation Brands, Inc., 4.75%, due 12/01/25	312,000
1,500,000		Crestwood Midstream Partners, LP/Crestwood Midstream Finance Corp., 6.25%, due 04/01/23 144A	1,117,500
1,500,000		CSC Holdings LLC, 6.75%, due 11/15/21	1,544,250
300,000		CSI Compressco, LP/Compressco Finance, Inc., 7.25%, due 08/15/22	210,750
2,000,000		DaVita HealthCare Partners, Inc., 5.13%, due 07/15/24	2,023,750
2,000,000		Deutsche Bank AG, 4.30%, due 05/24/28†	1,722,268
300,000		Digicel Group, Ltd., 7.13%, due 04/01/22 144A	234,720
1,500,000		Digicel, Ltd., 6.00%, due 04/15/21 144A	1,350,000
1,800,000		DISH DBS Corp., 5.00%, due 03/15/23	1,593,000
500,000		DISH DBS Corp., 5.13%, due 05/01/20	497,500
200,000		DISH DBS Corp., 5.88%, due 11/15/24	184,250
1,000,000		E*TRADE Financial Corp., 4.63%, due 09/15/23	1,002,500
1,000,000		E*TRADE Financial Corp., 5.38%, due 11/15/22	1,058,750
600,000	EUR	Edcon, Ltd., 9.50%, due 03/01/18 144A	252,502
300,000	EUR	Edcon, Ltd., 9.50%, due 03/01/18 144A	126,251
1,500,000		Eldorado Gold Corp., 6.13%, due 12/15/20 144A	1,376,250
500,000		Endo, Ltd./Endo Finance LLC/Endo Finco, Inc., 6.00%, due 07/15/23 144A	473,125
1,000,000		Endo, Ltd./Endo Finance LLC/Endo Finco, Inc., 6.00%, due 02/01/25 144A	942,500
2,500,000		Energy Transfer Equity, LP, 7.50%, due 10/15/20	2,418,750
1,200,000		Energy XXI Gulf Coast, Inc., 6.88%, due 03/15/24	40,500
600,000		Energy XXI Gulf Coast, Inc., 11.00%, due 03/15/20 144A	87,000
1,000,000		EnQuest Plc, 7.00%, due 04/15/22 144A	450,000
250,000		EPL Oil & Gas, Inc., 8.25%, due 02/15/18	12,656
500,000		Equinix, Inc., 4.88%, due 04/01/20	519,750
1,500,000		Equinix, Inc., 5.38%, due 04/01/23	1,560,000
9,280,000,000	IDR	European Investment Bank, Reg S, 6.95%, due 02/06/20‡‡‡	665,918
8,150,000	ZAR	European Investment Bank, Reg S, 8.50%, due 09/17/24‡‡‡	528,320
2,000,000		Ferrellgas, LP/Ferrellgas Finance Corp., 6.75%, due 06/15/23 144A	1,765,000
2,500,000		Fiat Chrysler Automobiles NV, 4.50%, due 04/15/20‡	2,543,750
649,000,000	COP	Financiera de Desarrollo Territorial SA Findeter, Reg S, 7.88%, due 08/12/24‡‡‡	185,351
2,200,000		First Data Corp., 5.75%, due 01/15/24 144A	2,208,030
500,000		First Data Corp., 7.00%, due 12/01/23 144A	506,875
2,000,000		First Quantum Minerals, Ltd., 7.00%, due 02/15/21 144A	1,350,000
2,200,000		FMG Resources August 2006 Pty, Ltd., 9.75%, due 03/01/22 144A	2,205,500
1,000,000		Frontier Communications Co., 7.88%, due 01/15/27	800,000
400,000	EUR	Galapagos Holding SA, 7.00%, due 06/15/22 144A	417,987
800,000	EUR	Galapagos SA/Luxembourg, 5.38%, due 06/15/21 144A	879,970
1,000,000		Goodrich Petroleum Corp., 8.00%, due 03/15/18¤ 144A	160,000
350,000		Goodrich Petroleum Corp., 8.88%, due 03/15/18¤ 144A	56,000
500,000		Goodyear Tire & Rubber Co. (The), 5.13%, due 11/15/23	513,750
1,000,000		Goodyear Tire & Rubber Co. (The), 6.50%, due 03/01/21	1,053,750
1,500,000		Grifols Worldwide Operations, Ltd., 5.25%, due 04/01/22	1,548,750
600,000		Halcon Resources Corp., 8.88%, due 05/15/21	108,000
900,000		Halcon Resources Corp., 13.00%, due 02/15/22‡ 144A	272,250
2,500,000		HCA, Inc., 5.00%, due 03/15/24	2,564,062
1,200,000		HCA, Inc., 5.88%, due 05/01/23	1,264,500

106	See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Par Value**		Description	Value ($)

		Corporate Debt — continued

500,000		HD Supply, Inc., 5.75%, due 04/15/24†††† 144A	515,000
300,000		Hertz Corp. (The), 6.25%, due 10/15/22‡	301,500
1,000,000		Horizon Pharma Financing, Inc., 6.63%, due 05/01/23‡ 144A	887,500
1,000,000		iHeartCommunications, Inc., 9.00%, due 03/01/21	700,000
500,000		iHeartCommunications, Inc., 9.00%, due 09/15/22‡	349,375
1,100,000	EUR	Infor US, Inc., 5.75%, due 05/15/22	1,052,945
2,500,000		Intelsat Jackson Holdings SA, 5.50%, due 08/01/23	1,518,750
8,860,000,000	IDR	Inter-American Development Bank, 7.35%, due 09/12/18	658,086
2,000,000		InterGen NV, 7.00%, due 06/30/23 144A	1,375,000
2,500,000		International Game Technology Plc, 6.25%, due 02/15/22 144A	2,555,750
1,500,000		Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, due 08/01/23 144A	1,543,950
800,000		Jarden Corp., 5.00%, due 11/15/23 144A	842,000
1,000,000		JBS USA LLC/JBS USA Finance, Inc., 5.88%, due 07/15/24 144A	907,500
1,000,000		JBS USA LLC/JBS USA Finance, Inc., 7.25%, due 06/01/21 144A	1,001,000
1,000,000		JPMorgan Chase & Co., 5.00%† †††††	956,250
1,500,000		JPMorgan Chase & Co., 6.00%† †††††	1,513,500
700,000		KB Home, 4.75%, due 05/15/19	700,875
1,000,000		KB Home, 7.50%, due 09/15/22	1,010,000
1,000,000		Landry’s, Inc., 9.38%, due 05/01/20 144A	1,055,000
600,000	EUR	Lincoln Finance, Ltd., 6.88%, due 04/15/21 144A	711,080
1,300,000		Linn Energy LLC/Linn Energy Finance Corp., 12.00%, due 12/15/20 144A	185,250
900,000		Martin Midstream Partners, LP/Martin Midstream Finance Corp., 7.25%, due 02/15/21	785,250
500,000	EUR	Matterhorn Telecom Holding SA, 4.88%, due 05/01/23 144A	501,374
1,300,000	EUR	Matterhorn Telecom SA, 3.88%, due 05/01/22 144A	1,399,938
800,000		Memorial Resource Development Corp., 5.88%, due 07/01/22	680,000
600,000		Microsemi Corp., 9.13%, due 04/15/23 144A	661,500
1,000,000		Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC, 9.25%, due 06/01/21	41,250
2,000,000		Millicom International Cellular SA, 6.63%, due 10/15/21 144A	2,022,500
800,000		Murray Energy Corp., 11.25%, due 04/15/21 144A	108,000
2,500,000		Navient Corp., 5.50%, due 01/15/19	2,468,750
500,000		Neptune Finco Corp., 10.88%, due 10/15/25 144A	544,750
1,500,000		Netflix, Inc., 5.88%, due 02/15/25	1,586,250
200,000		NGL Energy Partners, LP/NGL Energy Finance Corp., 5.13%, due 07/15/19	122,000
1,500,000		NOVA Chemicals Corp., 5.00%, due 05/01/25 144A	1,462,500
1,500,000		Novelis, Inc., 8.38%, due 12/15/17	1,533,000
1,500,000		NRG Yield Operating LLC, 5.38%, due 08/15/24‡	1,402,500
2,000,000		Owens-Brockway Glass Container, Inc., 5.00%, due 01/15/22 144A	2,052,660
2,000,000		Peabody Energy Corp., 10.00%, due 03/15/22 144A	160,000
100,000		Penn Virginia Corp., 8.50%, due 05/01/20	13,000
1,500,000		Petrobras Global Finance BV, 5.38%, due 01/27/21	1,243,695
24,750,000	MXN	Petroleos Mexicanos, Reg S, 7.19%, due 09/12/24‡‡‡	1,255,124
300,000		Platform Specialty Products Corp., 10.38%, due 05/01/21 144A	291,000
1,000,000		Post Holdings, Inc., 6.00%, due 12/15/22 144A	1,033,750
800,000		Post Holdings, Inc., 6.75%, due 12/01/21 144A	845,000
200,000		Post Holdings, Inc., 7.38%, due 02/15/22	212,250
1,000,000	EUR	PSPC Escrow Corp., 6.00%, due 02/01/23 144A	958,613
1,400,000		QEP Resources, Inc., 5.25%, due 05/01/23	1,225,000
1,500,000		Qorvo, Inc., 7.00%, due 12/01/25 144A	1,567,500

See accompanying Notes to the Financial Statements.	107

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Par Value**		Description	Value ($)

		Corporate Debt — continued

1,000,000		Radio One, Inc., 9.25%, due 02/15/20 144A	690,000
1,000,000	EUR	Rain CII Carbon LLC/CII Carbon Corp., 8.50%, due 01/15/21 144A	817,947
700,000		Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer, 5.75%, due 10/15/20	720,125
1,900,000		Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer, 8.25%, due 02/15/21	1,957,000
400,000		Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer, 9.00%, due 04/15/19	406,000
2,800,000	EUR	Royal Bank of Scotland Plc (The), 6.93%, due 04/09/18	3,509,905
500,000		Sabine Pass Liquefaction LLC, 5.63%, due 02/01/21	483,125
1,000,000		Sabine Pass Liquefaction LLC, 5.63%, due 04/15/23	955,000
500,000		Sabine Pass Liquefaction LLC, 5.63%, due 03/01/25	478,750
1,000,000		Sanchez Energy Corp., 6.13%, due 01/15/23‡	545,000
800,000	EUR	Sealed Air Corp., 4.50%, due 09/15/23 144A	970,897
600,000	EUR	SIG Combibloc Holdings SCA, 7.75%, due 02/15/23 144A	732,316
300,000		Sirius XM Radio, Inc., 5.38%, due 04/15/25 144A	306,000
1,500,000		Sirius XM Radio, Inc., 6.00%, due 07/15/24 144A	1,582,500
2,000,000		Sprint Communications, Inc., 6.00%, due 11/15/22	1,472,500
500,000		Sprint Communications, Inc., 7.00%, due 03/01/20‡ 144A	502,500
1,500,000		Sprint Corp., 7.13%, due 06/15/24	1,121,250
500,000		Sprint Corp., 7.63%, due 02/15/25	373,750
500,000		Sprint Corp., 7.88%, due 09/15/23	384,895
300,000		Steel Dynamics, Inc., 5.13%, due 10/01/21	304,500
1,000,000		Steel Dynamics, Inc., 5.50%, due 10/01/24	1,015,000
1,000,000		Stena International SA, 5.75%, due 03/01/24 144A	825,000
1,300,000		T-Mobile USA, Inc., 6.00%, due 04/15/24††††	1,319,500
1,000,000		T-Mobile USA, Inc., 6.13%, due 01/15/22	1,037,500
1,000,000		T-Mobile USA, Inc., 6.38%, due 03/01/25	1,027,500
1,500,000		Talen Energy Supply LLC, 6.50%, due 06/01/25‡	1,252,500
1,800,000		Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.63%, due 03/01/24 144A	1,732,500
1,500,000		TEGNA, Inc., 5.13%, due 07/15/20	1,567,500
1,000,000		Tenet Healthcare Corp., 5.00%, due 03/01/19	993,750
1,800,000		Tenet Healthcare Corp., 8.13%, due 04/01/22	1,860,750
1,200,000	GBP	Tesco Plc, 6.13%, due 02/24/22	1,853,722
2,000,000		Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., Series 1, 11.50%, due 10/01/20††† 144A	585,000
200,000		TransDigm, Inc., 6.00%, due 07/15/22	200,250
1,000,000		TransDigm, Inc., 6.50%, due 07/15/24	997,200
800,000		TransDigm, Inc., 6.50%, due 05/15/25	785,000
2,880,000	ZAR	Transnet SOC, Ltd., Reg S, 9.50%, due 05/13/21‡‡‡	178,939
800,000		Triangle USA Petroleum Corp., 6.75%, due 07/15/22‡ 144A	154,000
1,500,000		Ultra Petroleum Corp., 6.13%, due 10/01/24 144A	120,000
800,000	EUR	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 4.00%, due 01/15/25 144A	934,431
810,000	EUR	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.75%, due 01/15/23 144A	992,448
1,600,000	EUR	UPCB Finance IV, Ltd., 4.00%, due 01/15/27 144A	1,780,671
1,000,000		Valeant Pharmaceuticals International, Inc., 5.50%, due 03/01/23‡ 144A	791,250

108	See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Par Value**		Description	Value ($)

		Corporate Debt — continued

1,000,000		Valeant Pharmaceuticals International, Inc., 5.63%, due 12/01/21 144A	792,500
600,000		Valeant Pharmaceuticals International, Inc., 6.13%, due 04/15/25‡ 144A	463,500
450,000	GBP	Virgin Media Secured Finance Plc, 5.50%, due 01/15/25 144A	637,083
900,000	GBP	Virgin Media Secured Finance Plc, 6.00%, due 04/15/21 144A	1,354,529
2,000,000		Western Digital Corp., 10.50%, due 04/01/24 144A††††	2,010,000
1,200,000	EUR	Wind Acquisition Finance SA, 4.00%, due 07/15/20 144A	1,358,914
700,000	EUR	Wind Acquisition Finance SA, 7.00%, due 04/23/21 144A	766,775
2,000,000		WMG Acquisition Corp., 5.63%, due 04/15/22 144A	2,035,000
1,400,000		WPX Energy, Inc., 8.25%, due 08/01/23‡	1,088,500
700,000		Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50%, due 03/01/25 144A	662,375
800,000		Wynn Macau, Ltd., 5.25%, due 10/15/21 144A	758,000
1,300,000	EUR	XPO Logistics, Inc., 5.75%, due 06/15/21 144A	1,419,347

			205,266,539

		Sovereign Debt Obligations — 43.2%

18,230,000	BRL	Brazil Letras do Tesouro Nacional, 13.57%, due 01/01/18‡‡	4,115,309
26,282,000	BRL	Brazil Letras do Tesouro Nacional, 14.59%, due 01/01/19‡‡	5,199,601
3,000,000	BRL	Brazil Notas do Tesouro Nacional Serie B, 6.00%, due 05/15/35	2,299,093
8,284,000	BRL	Brazil Notas do Tesouro Nacional Serie F, 10.00%, due 01/01/17	2,290,110
40,576,000	BRL	Brazil Notas do Tesouro Nacional Serie F, 10.00%, due 01/01/18	10,953,734
462,000	BRL	Brazil Notas do Tesouro Nacional Serie F, 10.00%, due 01/01/19	120,934
15,525,000	BRL	Brazil Notas do Tesouro Nacional Serie F, 10.00%, due 01/01/21	3,857,161
7,264,900,000	COP	Colombian TES, 6.00%, due 04/28/28	2,010,063
1,270,200,000	COP	Colombian TES, 7.00%, due 09/11/19	419,810
10,020,100,000	COP	Colombian TES, 7.00%, due 05/04/22	3,226,796
2,541,700,000	COP	Colombian TES, 7.50%, due 08/26/26	811,206
2,113,000,000	COP	Colombian TES, 7.75%, due 09/18/30	666,834
9,664,500,000	COP	Colombian TES, 10.00%, due 07/24/24	3,617,870
684,400,000	COP	Colombian TES, 11.00%, due 07/24/20	257,130
1,467,800,000	COP	Colombian TES, 11.25%, due 10/24/18	534,609
363,360,000	HUF	Hungary Government Bond, 2.50%, due 06/22/18	1,352,721
400,600,000	HUF	Hungary Government Bond, 3.00%, due 06/26/24	1,484,170
46,520,000	HUF	Hungary Government Bond, 3.50%, due 06/24/20	180,817
343,000,000	HUF	Hungary Government Bond, 4.00%, due 04/25/18	1,314,464
1,380,390,000	HUF	Hungary Government Bond, 5.50%, due 12/20/18	5,553,997
17,200,000	HUF	Hungary Government Bond, 5.50%, due 06/24/25	76,299
180,090,000	HUF	Hungary Government Bond, 6.00%, due 11/24/23	806,966
607,960,000	HUF	Hungary Government Bond, 6.50%, due 06/24/19	2,548,928
154,560,000	HUF	Hungary Government Bond, 7.00%, due 06/24/22	713,945
2,436,000		Hungary Government International Bond, 6.38%, due 03/29/21	2,771,462
26,811,000,000	IDR	Indonesia Treasury Bond, 5.63%, due 05/15/23	1,787,703
8,900,000,000	IDR	Indonesia Treasury Bond, 6.13%, due 05/15/28	566,123
15,988,000,000	IDR	Indonesia Treasury Bond, 6.63%, due 05/15/33	1,026,600
3,300,000,000	IDR	Indonesia Treasury Bond, 7.00%, due 05/15/27	231,836
24,388,000,000	IDR	Indonesia Treasury Bond, 7.88%, due 04/15/19	1,859,318
68,368,000,000	IDR	Indonesia Treasury Bond, 8.38%, due 03/15/24	5,357,556
29,213,000,000	IDR	Indonesia Treasury Bond, 8.38%, due 09/15/26	2,304,734
21,619,000,000	IDR	Indonesia Treasury Bond, 8.38%, due 03/15/34	1,654,812
33,162,000,000	IDR	Indonesia Treasury Bond, 9.00%, due 03/15/29	2,653,835

See accompanying Notes to the Financial Statements.	109

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Par Value**		Description	Value ($)

		Sovereign Debt Obligations — continued

3,006,000,000	IDR	Indonesia Treasury Bond, 10.50%, due 08/15/30	269,558
645,000,000	IDR	Indonesia Treasury Bond, 12.80%, due 06/15/21	59,122
3,200,000	MYR	Malaysia Government Bond, 3.26%, due 03/01/18	822,658
120,000	MYR	Malaysia Government Bond, 3.48%, due 03/15/23	30,235
1,059,000	MYR	Malaysia Government Bond, 3.58%, due 09/28/18	273,741
999,000	MYR	Malaysia Government Bond, 3.89%, due 03/15/27	251,187
8,779,000	MYR	Malaysia Government Bond, 3.96%, due 09/15/25	2,274,939
174,000	MYR	Malaysia Government Bond, 4.16%, due 07/15/21	45,838
16,055,000	MYR	Malaysia Government Bond, 4.18%, due 07/15/24	4,204,225
1,950,000	MYR	Malaysia Government Bond, 4.26%, due 09/15/16	504,349
1,068,000	MYR	Malaysia Government Bond, 4.39%, due 04/15/26	281,631
32,500,000	MXN	Mexican Bonos, 5.00%, due 06/15/17	1,918,391
8,085,400	MXN	Mexican Bonos, 6.50%, due 06/10/21	496,002
68,250,000	MXN	Mexican Bonos, 6.50%, due 06/09/22	4,178,982
68,530,000	MXN	Mexican Bonos, 7.75%, due 05/29/31	4,517,072
29,310,000	MXN	Mexican Bonos, 7.75%, due 11/23/34	1,933,657
25,260,000	MXN	Mexican Bonos, 8.00%, due 06/11/20	1,629,084
40,100,000	MXN	Mexican Bonos, 8.50%, due 12/13/18	2,560,618
7,197,300	MXN	Mexican Bonos, 8.50%, due 05/31/29	503,531
17,400,000	MXN	Mexican Bonos, 10.00%, due 11/20/36	1,404,785
6,643,000	PEN	Peruvian Government International Bond, Reg S, 5.70%, due 08/12/24‡‡‡	1,877,914
3,186,000	PEN	Peruvian Government International Bond, Reg S, 6.95%, due 08/12/31‡‡‡	934,522
3,400,000	PEN	Peruvian Government International Bond, Reg S, 7.84%, due 08/12/20‡‡‡	1,099,537
6,818,000	PLN	Poland Government Bond, 1.50%, due 04/25/20	1,805,624
3,943,000	PLN	Poland Government Bond, 2.00%, due 04/25/21	1,052,664
13,533,000	PLN	Poland Government Bond, 2.50%, due 07/25/26	3,533,753
4,375,000	PLN	Poland Government Bond, 3.25%, due 07/25/25	1,226,856
11,047,000	PLN	Poland Government Bond, 4.00%, due 10/25/23	3,271,003
4,043,000	PLN	Poland Government Bond, 5.25%, due 10/25/20	1,242,696
6,017,000	PLN	Poland Government Bond, 5.50%, due 10/25/19	1,830,708
993,000	PLN	Poland Government Bond, 5.75%, due 10/25/21	316,611
5,715,000	RON	Romania Government Bond, 3.50%, due 12/19/22	1,508,185
2,815,000	RON	Romania Government Bond, 4.75%, due 02/24/25	798,693
9,090,000	RON	Romania Government Bond, 5.85%, due 04/26/23	2,743,113
33,000,000	RUB	Russian Federal Bond - OFZ, 5.00%, due 08/08/18††	461,536
182,000,000	RUB	Russian Federal Bond - OFZ, 6.20%, due 01/31/18	2,586,273
187,389,000	RUB	Russian Federal Bond - OFZ, 6.40%, due 05/27/20	2,569,242
379,209,000	RUB	Russian Federal Bond - OFZ, 6.70%, due 05/15/19	5,335,923
5,500,000	RUB	Russian Federal Bond - OFZ, 7.00%, due 01/25/23	74,634
28,973,000	RUB	Russian Federal Bond - OFZ, 7.00%, due 08/16/23	391,304
60,596,000	RUB	Russian Federal Bond - OFZ, 7.00%, due 08/16/23	818,399
21,000,000	RUB	Russian Federal Bond - OFZ, 7.40%, due 04/19/17	308,253
206,000,000	RUB	Russian Federal Bond - OFZ, 7.40%, due 06/14/17	3,013,898
6,960,000	RUB	Russian Federal Bond - OFZ, 7.50%, due 03/15/18	101,287
67,880,000	RUB	Russian Federal Bond - OFZ, 7.50%, due 02/27/19	975,458
120,903,000	RUB	Russian Federal Bond - OFZ, 7.60%, due 04/14/21	1,709,830
87,467,000	RUB	Russian Federal Bond - OFZ, 7.60%, due 07/20/22	1,223,701
44,000	RUB	Russian Federal Bond - OFZ, 8.15%, due 02/03/27	627
20,000,000	RUB	Russian Foreign Bond - Eurobond, Reg S, 7.85%, due 03/10/18‡‡‡	292,106

110	See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Par Value**		Description	Value ($)

		Sovereign Debt Obligations — continued

59,100,000	ZAR	South Africa Government Bond, 6.75%, due 03/31/21	3,708,818
852,000	ZAR	South Africa Government Bond, 7.25%, due 01/15/20	55,532
57,977,612	ZAR	South Africa Government Bond, 8.00%, due 01/31/30	3,488,709
1,071,000	ZAR	South Africa Government Bond, 8.25%, due 09/15/17	73,028
19,399,204	ZAR	South Africa Government Bond, 8.25%, due 03/31/32	1,169,452
8,100,000	ZAR	South Africa Government Bond, 8.50%, due 01/31/37	487,388
8,609,265	ZAR	South Africa Government Bond, 8.88%, due 02/28/35	540,865
12,400,000	ZAR	South Africa Government Bond, 10.50%, due 12/21/26	921,982
3,000,000	ZAR	South Africa Government Bond, 13.50%, due 09/15/16	209,393
155,584,000	THB	Thailand Government Bond, 3.63%, due 06/16/23	5,036,375
75,446,000	THB	Thailand Government Bond, 3.88%, due 06/13/19	2,313,190
1,717,000	THB	Thailand Government Bond, 4.68%, due 06/29/44	67,492
102,420,000	THB	Thailand Government Bond, 4.88%, due 06/22/29	3,904,825
17,792,016	THB	Thailand Government Bond, Reg S, 1.25%, due 03/12/28‡‡‡	486,379
8,186,000	TRY	Turkey Government Bond, 7.40%, due 02/05/20	2,709,576
4,165,394	TRY	Turkey Government Bond, 8.00%, due 03/12/25	1,332,521
4,875,741	TRY	Turkey Government Bond, 8.30%, due 06/20/18	1,689,202
3,885,833	TRY	Turkey Government Bond, 8.50%, due 07/10/19	1,340,728
1,710,885	TRY	Turkey Government Bond, 8.50%, due 09/14/22	574,052
1,831,712	TRY	Turkey Government Bond, 8.80%, due 11/14/18	639,313
6,354,674	TRY	Turkey Government Bond, 9.00%, due 07/24/24	2,169,982

			178,809,303

		TOTAL DEBT OBLIGATIONS (COST $435,746,433)	384,075,842

Par Value ($)		Description	Value ($)

		SHORT-TERM INVESTMENTS — 10.2%

		Bank Deposit — 5.2%

21,444,720		State Street Bank & Trust Euro Time Deposit, 0.01%, due 04/01/16	21,444,720

		Securities Lending Collateral — 5.0%

20,602,453		State Street Institutional U.S. Government Money Market Fund, Premier Class***	20,602,453

		TOTAL SHORT-TERM INVESTMENTS (COST $42,047,173)	42,047,173

		TOTAL INVESTMENTS — 102.9% (Cost $477,793,606)	426,123,015

		Other Assets and Liabilities (net) — (2.9)%	(11,861,326)

		NET ASSETS — 100.0%	$414,261,689

See accompanying Notes to the Financial Statements.	111

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Notes to Schedule of Investments:

**	Unless otherwise indicated, all par values are denominated in United States dollars ($).

***	Represents an investment of securities lending cash collateral.

¤	Illiquid security. The total market value of the securities at year end is $216,000 which represents 0.1% of net assets. The aggregate tax cost of these securities held at March 31, 2016 was $1,154,127.

†	Floating rate note. Rate shown is as of March 31, 2016.

††	Debt obligation initially issued in zero coupon form which converts to coupon form at a specific rate and date. The rate shown is the rate at period end.

†††	Security is currently in default.

††††	When-issued security.

†††††	Security is perpetual and has no stated maturity date.

‡	All or a portion of this security is out on loan.

‡‡	Interest rate presented is yield to maturity.

‡‡‡	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total market value of the securities at year end is $97,000,947 which represents 23.4% of net assets.

112	See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2016

Forward Foreign Currency Contracts

Settlement Date	Currency	Counterparty	Units of Currency	Value	Unrealized Appreciation (Depreciation)
Buys
06/15/16	BRL	Citibank N.A.	9,783,648	$2,701,835	$109,522
06/02/16	BRL	Goldman Sachs International	28,952,000	8,024,849	383,883
06/15/16	BRL	Goldman Sachs International	13,807,485	3,813,051	199,086
06/15/16	CLP	Citibank N.A.	114,549,000	170,643	3,124
06/15/16	CLP	Goldman Sachs International	3,277,427,000	4,882,356	85,021
06/15/16	CNY	Goldman Sachs International	37,932,000	5,848,366	4,133
04/20/16	CNY	Standard Chartered Bank	38,050,000	5,879,480	261,585
06/15/16	COP	Goldman Sachs International	12,382,623,000	4,088,253	65,238
06/16/16	EUR	Citibank N.A.	219,670	250,726	8,851
06/15/16	EUR	Citibank N.A.	1,708,000	1,949,404	51,722
06/15/16	EUR	Goldman Sachs International	1,568,760	1,790,484	46,760
04/28/16	GBP	Deutsche Bank AG London	309,578	445,205	(32,907)
06/16/16	GBP	Deutsche Bank AG London	222,000	319,309	(17,731)
08/18/16	GBP	Deutsche Bank AG London	1,000,000	1,438,940	(8,760)
06/15/16	HUF	Goldman Sachs International	185,720,000	673,250	(1,360)
06/15/16	IDR	Standard Chartered Bank	68,902,393,000	5,137,838	1,618
06/15/16	MXN	Citibank N.A.	103,146,000	5,952,302	218,547
06/15/16	MYR	Standard Chartered Bank	18,241,694	4,649,109	206,417
08/17/16	NGN	Citibank N.A.	82,343,478	402,562	66,535
08/10/16	NGN	Citibank N.A.	440,574,333	2,156,812	379,563
08/10/16	NGN	Goldman Sachs International	132,094,344	646,662	92,052
08/10/16	NGN	Standard Chartered Bank	78,488,416	384,237	57,881
08/10/16	NGN	Standard Chartered Bank	96,049,818	470,208	76,114
06/15/16	PHP	Citibank N.A.	43,048,000	931,093	13,812
06/15/16	PLN	Citibank N.A.	9,016,869	2,417,091	99,011
06/15/16	PLN	Deutsche Bank AG	5,070,583	1,359,237	55,661
06/15/16	PLN	Goldman Sachs International	13,513,641	3,622,510	148,230
06/15/16	RON	Citibank N.A.	10,238,000	2,611,108	114,401
06/15/16	RUB	Citibank N.A.	9,484,143	138,432	8,334
09/21/16	RUB	Citibank N.A.	7,579,127	108,013	706
06/15/16	RUB	Deutsche Bank AG	105,782,000	1,544,015	24,813
06/15/16	RUB	Goldman Sachs International	151,734,605	2,214,748	136,065
06/15/16	THB	Barclays Bank Plc	37,537,049	1,065,230	4,262
06/15/16	THB	Citibank N.A.	378,487,878	10,740,767	16,009
06/15/16	THB	Deutsche Bank AG	6,909,009	196,065	(521)
06/15/16	THB	Standard Chartered Bank	107,615,530	3,053,924	(5,073)
06/15/16	TRY	Citibank N.A.	9,226,462	3,204,194	88,899
06/15/16	TRY	Goldman Sachs International	3,519,549	1,222,280	40,747
06/15/16	ZAR	Citibank N.A.	12,451,000	834,290	41,914
06/15/16	ZAR	Goldman Sachs International	115,025,000	7,707,352	149,362

					$3,193,526

Sales
06/02/16	BRL	Deutsche Bank AG	9,223,000	$2,556,410	$(854)
06/02/16	BRL	Goldman Sachs International	61,162,400	16,952,853	(1,972,945)
06/15/16	BRL	Goldman Sachs International	4,275,000	1,180,577	(28,007)
02/15/17	CNY	Citibank N.A.	71,266,000	10,923,278	(434,346)

See accompanying Notes to the Financial Statements.	113

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2016

Forward Foreign Currency Contracts — continued

Settlement Date	Currency	Counterparty	Units of Currency	Value	Unrealized Appreciation (Depreciation)
06/15/16	CNY	Deutsche Bank AG	6,670,000	$1,028,382	$(6,160)
04/20/16	CNY	Goldman Sachs International	38,050,000	5,879,480	1,390
06/15/16	CNY	Goldman Sachs International	37,586,000	5,795,020	(81,560)
06/15/16	COP	Goldman Sachs International	3,204,600,587	1,058,033	(59,715)
06/16/16	EUR	Barclays Bank Plc	96,243	109,849	(3,913)
06/15/16	EUR	Citibank N.A.	2,224,000	2,538,334	(34,789)
08/18/16	EUR	Deutsche Bank AG London	817,200	934,780	(30,630)
06/15/16	HUF	Citibank N.A.	3,249,880,516	11,781,077	(186,701)
06/15/16	ILS	Citibank N.A.	34,680,000	9,249,471	(276,499)
06/15/16	ILS	Deutsche Bank AG	2,850,000	760,121	(18,551)
06/15/16	KRW	Barclays Bank Plc	457,552,775	399,360	(21,608)
06/15/16	KRW	Barclays Bank Plc	247,247,831	215,802	(11,676)
06/15/16	KRW	Citibank N.A.	5,783,512,394	5,047,953	(279,655)
05/18/16	NGN	Citibank N.A.	290,441,323	1,448,535	(285,284)
08/10/16	NGN	Citibank N.A.	67,147,677	328,718	(67,444)
08/10/16	NGN	Goldman Sachs International	180,842,000	885,304	(225,297)
06/15/16	PEN	Citibank N.A.	5,908,780	1,766,684	(71,438)
06/15/16	PEN	Goldman Sachs International	19,974,291	5,972,172	(123,276)
06/15/16	PEN	Standard Chartered Bank	8,180,963	2,446,050	(100,591)
06/15/16	PLN	Citibank N.A.	5,216,000	1,398,218	(38,688)
06/15/16	RON	Citibank N.A.	5,940,000	1,514,943	(38,359)
06/15/16	RUB	Barclays Bank Plc	152,395,813	2,224,399	(148,657)
06/15/16	RUB	Citibank N.A.	248,275,596	3,623,879	(237,456)
06/15/16	RUB	Goldman Sachs International	122,608,983	1,789,625	(118,747)
06/15/16	SGD	Goldman Sachs International	13,007,000	9,655,391	(266,656)
06/15/16	TRY	Citibank N.A.	12,417,000	4,312,214	(159,732)
06/15/16	TWD	Barclays Bank Plc	132,195,440	4,110,542	(89,388)
06/15/16	TWD	Citibank N.A.	117,766,202	3,661,873	(85,071)
06/15/16	TWD	Goldman Sachs International	43,805,042	1,362,093	(30,835)
06/15/16	TWD	Standard Chartered Bank	64,737,316	2,012,970	(45,569)
06/15/16	ZAR	Citibank N.A.	92,629,000	6,206,688	(385,047)

					$(5,963,754)

Cross-Currency Forwards

Settlement Date	Receive/Deliver	Counterparty	Contract Amount Purchased	Contract Amount Sold	Unrealized Appreciation (Depreciation)
06/15/16	PLN/EUR	Citibank N.A.	9,870,811	2,302,413	$18,172

114	See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2016

Currency Abbreviations

BRL	— Brazilian Real
CLP	— Chilean Peso
CNY	— Chinese Yuan
COP	— Colombian Peso
EUR	— Euro
GBP	— British Pound Sterling
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
ILS	— Israeli Shekel
KRW	— South Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NGN	— Nigeria Naira
PEN	— Peruvian Nouveau Sol
PHP	— Philippines Peso
PLN	— Polish Zloty
RON	— New Romanian Leu
RUB	— Russian Ruble
SGD	— Singapore Dollar
THB	— Thai Baht
TRY	— New Turkish Lira
TWD	— Taiwan Dollar
ZAR	— South African Rand

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Buys
97	South Africa Government Bond, Series R186	May 2016	$746,930	$25,284
39	South Africa Government Bond, Series R2035	May 2016	249,350	6,606
469	South Africa Government Bond, Series R2037	May 2016	2,893,851	96,283
119	South Africa Government Bond, Series R204	May 2016	826,017	10,416
1,371	South Africa Government Bond, Series R207	May 2016	9,143,871	78,711
481	South Africa Government Bond, Series R208	May 2016	3,044,631	79,777

				$297,077

See accompanying Notes to the Financial Statements.	115

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2016

Asset Class Summary (Unaudited)	% of Net Assets
Corporate Debt	49.5
Sovereign Debt Obligations	43.2
Futures Contracts	0.1
Forward Foreign Currency Contracts	(0.7)
Short-Term Investments	10.2
Other Assets and Liabilities (net)	(2.3)

100.0%

116	See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2016

Shares	Description	Value ($)

	COMMON STOCKS — 88.1%

	Bermuda — 1.0%

570,756	Cosan, Ltd. Class A	2,808,120
31,229	Credicorp, Ltd.	4,091,311
23,501,906	GOME Electrical Appliances Holding, Ltd.‡	3,363,237
1,907,000	Nine Dragons Paper Holdings, Ltd.	1,435,804

	Total Bermuda	11,698,472

	Brazil — 4.4%

1,947,814	AMBEV SA, ADR	10,089,676
896,300	AMBEV SA	4,759,697
1,024,083	Banco Bradesco SA, ADR‡	7,629,418
445,800	Banco do Brasil SA	2,486,870
155,200	BB Seguridade Participacoes SA	1,300,632
691,900	BM&FBovespa SA - Bolsa de Valores Mercadorias e Futuros	3,002,658
255,900	BRF SA	3,704,918
160,300	Cosan SA Industria e Comercio	1,419,813
301,200	Estacio Participacoes SA	1,004,567
311,876	Itau Unibanco Holding SA, ADR‡	2,679,015
1,643,100	JBS SA	5,076,734
47,000	Klabin SA	256,882
118,100	Kroton Educacional SA	382,559
293,800	Lojas Renner SA	1,723,505
14,300	Natura Cosmeticos SA	107,089
48,900	Porto Seguro SA	375,857
112,000	Raia Drogasil SA	1,649,661
14,760	Totvs SA	113,282
94,700	Ultrapar Participacoes SA	1,864,874
146,900	WEG SA	580,719

	Total Brazil	50,208,426

	Cayman Islands — 8.5%

46,053	Alibaba Group Holding, Ltd., Sponsored ADR*	3,639,569
1,323,000	ANTA Sports Products, Ltd.	2,926,904
43,795	Baidu, Inc., Sponsored ADR*	8,359,590
2,947,000	Belle International Holdings, Ltd.	1,705,917
56,000	Casetek Holdings, Ltd.	304,499
1,186,000	China Conch Venture Holdings, Ltd.	2,339,416
1,444,000	China Medical System Holdings, Ltd.	2,003,138
804,000	China Mengniu Dairy Co., Ltd.	1,281,168
488,000	China Resources Land, Ltd.	1,249,483
255,000	Country Garden Holdings Co., Ltd.	100,599
13,232	Ctrip.com International, Ltd., ADR*	585,648
5,013,500	Dali Foods Group Co., Ltd.* ‡ 144A	3,031,414
572,000	ENN Energy Holdings, Ltd.	3,156,249
4,022,000	Evergrande Real Estate Group, Ltd.‡	3,100,806
6,480,000	Geely Automobile Holdings, Ltd.	3,191,316
130,500	Hengan International Group Co., Ltd.	1,133,129
15,889	JD.com, Inc., ADR*	421,059

See accompanying Notes to the Financial Statements.	117

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Shares	Description	Value ($)

	Cayman Islands — continued

378,000	Kingsoft Corp., Ltd.‡	889,865
7,756,652	Lee & Man Paper Manufacturing, Ltd.	5,280,069
165,000	Longfor Properties Co., Ltd.	234,847
54,254	NetEase, Inc., ADR	7,789,789
4,304	Qihoo 360 Technology Co., Ltd., ADR* ‡	325,167
1,310,000	Shimao Property Holdings, Ltd.‡	1,932,096
47,486	Silicon Motion Technology Corp., ADR	1,842,932
919,000	Sino Biopharmaceutical, Ltd.	687,187
1,321,900	Tencent Holdings, Ltd.	27,012,157
2,498,000	Want Want China Holdings, Ltd.‡	1,851,790
7,596,332	WH Group, Ltd.* 144A	5,503,914
8,132,000	Xinyi Solar Holdings, Ltd.‡	2,872,628
1,249,000	Zhen Ding Technology Holding, Ltd.	2,794,183

	Total Cayman Islands	97,546,528

	Chile — 0.9%

30,762,305	Banco de Chile	3,320,633
75,617	Banco Santander Chile, ADR	1,463,189
39,561,605	Banco Santander Chile	1,922,895
178,066	Cencosud SA	451,967
38,294,758	Corpbanca SA	350,737
94,339	Empresas COPEC SA	905,534
101,598	Enersis SA, Sponsored ADR	1,412,212
134,097	Latam Airlines Group SA, Sponsored ADR* ‡	938,679

	Total Chile	10,765,846

	China — 11.9%

8,249,000	Agricultural Bank of China, Ltd. Class H	2,967,132
1,454,000	Air China, Ltd. Class H	1,031,000
1,184,500	Anhui Conch Cement Co., Ltd. Class H	3,176,361
267,000	AviChina Industry & Technology Co., Ltd. Class H	199,306
38,949,000	Bank of China, Ltd. Class H	16,169,016
2,324,000	Bank of Communications Co., Ltd. Class H	1,528,050
4,936,000	China Cinda Asset Management Co., Ltd. Class H	1,724,550
2,456,000	China CITIC Bank Corp., Ltd. Class H*	1,507,185
4,930,000	China Communications Services Corp., Ltd. Class H	2,249,995
29,844,000	China Construction Bank Corp. Class H	19,084,031
4,736,000	China Everbright Bank Co., Ltd. Class H	2,283,572
1,555,500	China Galaxy Securities Co., Ltd. Class H	1,516,084
5,600	China International Capital Corp., Ltd. Class H* 144A	8,476
2,206,000	China Life Insurance Co., Ltd. Class H	5,443,508
51,500	China Merchants Bank Co., Ltd. Class H	108,225
5,390,000	China Petroleum & Chemical Corp. Class H	3,543,972
2,759,000	China Shenhua Energy Co., Ltd. Class H	4,346,646
204,000	China Southern Airlines Co., Ltd. Class H	128,872
138,000	China Vanke Co., Ltd. Class H	338,393
838,000	Chongqing Rural Commercial Bank Co., Ltd. Class H	442,955
105,000	Dalian Wanda Commercial Properties Co., Ltd. Class H	621,346
4,502,000	Dongfeng Motor Group Co., Ltd. Class H	5,612,591

118	See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Shares	Description	Value ($)

	China — continued

799,000	Great Wall Motor Co., Ltd. Class H	648,961
2,032,400	Guangzhou R&F Properties Co., Ltd. Class H	2,903,223
95,200	Haitong Securities Co., Ltd. Class H	162,501
236,000	Huadian Power International Corp., Ltd. Class H	149,391
7,968,000	Huaneng Power International, Inc. Class H	7,108,645
36,176,000	Industrial & Commercial Bank of China Class H	20,288,092
2,704,000	Jiangsu Expressway Co., Ltd. Class H	3,646,446
2,453,000	Jiangxi Copper Co., Ltd. Class H	2,950,602
4,897,000	People’s Insurance Co. Group of China, Ltd. (The) Class H	2,070,787
3,646,760	PICC Property & Casualty Co., Ltd. Class H	6,694,969
2,620,000	Sinopec Engineering Group Co., Ltd. Class H	2,131,386
2,438,000	Sinopec Shanghai Petrochemical Co., Ltd. Class H*	1,235,258
1,879,200	Sinopharm Group Co., Ltd. Class H	8,443,202
1,193,000	TravelSky Technology, Ltd. Class H	1,959,482
1,193,000	Weichai Power Co., Ltd. Class H	1,330,417
376,000	Zhejiang Expressway Co., Ltd. Class H	401,374
194,000	Zhuzhou CSR Times Electric Co., Ltd. Class H	1,130,503

	Total China	137,286,505

	Colombia — 0.1%

211,807	Cementos Argos SA	819,506
272,341	Interconexion Electrica SA ESP	784,395

	Total Colombia	1,603,901

	Czech Republic — 0.2%

12,449	Komercni Banka AS	2,753,490

	Denmark — 0.3%

29,074	Carlsberg AS Class B‡	2,774,903

	Hong Kong — 5.1%

1,382,200	AIA Group, Ltd.	7,831,793
206,000	China Everbright International, Ltd.	230,791
774,000	China Everbright, Ltd.	1,616,543
100,000	China Merchants Holdings International Co., Ltd.	296,524
140,372	China Mobile, Ltd., Sponsored ADR	7,783,627
1,668,500	China Mobile, Ltd.	18,585,376
2,202,658	China Overseas Land & Investment, Ltd.	6,971,560
814,000	China Power International Development, Ltd.	423,972
2,941,431	China Resources Power Holdings Co., Ltd.	5,475,922
446,000	China Taiping Insurance Holdings Co., Ltd.*	978,646
1,581,000	CNOOC, Ltd.	1,869,100
3,122,000	CSPC Pharmaceutical Group, Ltd.	2,821,515
441,000	Far East Horizon, Ltd.	339,425
471,772	Guangdong Investment, Ltd.	597,276
1,069,000	Shanghai Industrial Holdings, Ltd.	2,505,550
184,000	Sino-Ocean Land Holdings, Ltd.	87,534

	Total Hong Kong	58,415,154

See accompanying Notes to the Financial Statements.	119

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Shares	Description	Value ($)

	Hungary — 0.7%

239,877	OTP Bank Nyrt	6,025,955
120,814	Richter Gedeon Nyrt	2,409,660

	Total Hungary	8,435,615

	India — 7.8%

721,892	Aurobindo Pharma, Ltd.	8,121,251
73,260	Bajaj Auto, Ltd.	2,657,538
34,390	Bharat Petroleum Corp., Ltd.	470,157
152,777	Cipla, Ltd.	1,185,580
161,039	Coal India, Ltd.	710,203
46,146	Divi’s Laboratories, Ltd.	689,168
85,750	Dr. Reddy’s Laboratories, Ltd., ADR‡	3,875,043
1,348	Eicher Motors, Ltd.	390,828
20,904	Glenmark Pharmaceuticals, Ltd.	250,952
25,827	Godrej Consumer Products, Ltd.	538,575
608,360	HCL Technologies, Ltd. Class T	7,472,385
5,198	Hero MotoCorp Ltd.	230,769
134,080	Hindustan Unilever, Ltd.	1,766,947
46,620	Housing Development Finance Corp., Ltd.	779,317
474,952	Idea Cellular, Ltd.	806,140
445,874	Indiabulls Housing Finance, Ltd.	4,376,430
567,701	Infosys, Ltd.	10,458,609
305,809	Infosys, Ltd., Sponsored ADR	5,816,487
1,061,612	ITC, Ltd.	5,250,148
1,682,431	JSW Energy, Ltd.	1,765,698
67,132	LIC Housing Finance, Ltd.	497,743
183,890	Marico, Ltd.	680,328
310,057	Motherson Sumi Systems, Ltd.	1,231,379
5,268	Nestle India, Ltd.	453,435
982,003	Oil & Natural Gas Corp., Ltd.	3,175,597
572,466	Power Finance Corp., Ltd.	1,479,953
22,332	Reliance Industries, Ltd. (London Exchange), GDR 144A	684,476
982,688	Rural Electrification Corp., Ltd.	2,466,273
8,140	Siemens, Ltd.	134,719
19,585	State Bank of India, Ltd., Reg S, GDR‡‡‡	573,841
74,119	Sun Pharmaceutical Industries, Ltd.	924,606
212,088	Tata Consultancy Services, Ltd.	8,102,724
540,690	Tata Motors, Ltd.*	3,173,637
36,953	Tata Motors, Ltd., Sponsored ADR* ‡	1,073,485
597,668	Wipro, Ltd.	5,117,711
114,614	Wipro, Ltd., ADR‡	1,441,844
49,794	Zee Entertainment Enterprises, Ltd.¤	291,068

	Total India	89,115,044

	Indonesia — 2.3%

4,346,300	Astra International Tbk PT	2,376,371
1,209,900	Bank Central Asia Tbk PT	1,213,550
292,000	Bank Mandiri Persero Tbk PT	226,817
2,595,500	Bank Negara Indonesia Persero Tbk PT	1,017,843

120	See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Shares	Description	Value ($)

	Indonesia — continued

971,400	Bank Rakyat Indonesia Persero Tbk PT	836,972
1,507,400	Indofood Sukses Makmur Tbk PT	821,340
23,089,600	Kalbe Farma Tbk PT	2,516,174
3,370,500	Lippo Karawaci Tbk PT	265,624
409,500	Matahari Department Store Tbk PT	566,691
41,985,800	Telekomunikasi Indonesia Persero Tbk PT	10,528,113
32,145	Telekomunikasi Indonesia Persero Tbk PT, Sponsored ADR	1,634,573
190,400	Unilever Indonesia Tbk PT	616,359
3,049,610	United Tractors Tbk PT	3,518,781

	Total Indonesia	26,139,208

	Luxembourg — 0.2%

116,345	Ternium SA, Sponsored ADR	2,091,883

	Malaysia — 1.3%

8,537,815	AirAsia Bhd	4,004,665
2,049,900	AMMB Holdings Bhd	2,416,901
414,100	Astro Malaysia Holdings Bhd	317,355
914,900	Axiata Group Bhd	1,381,202
930,500	Berjaya Sports Toto Bhd	753,654
387,200	Genting Bhd	972,590
106,900	Genting Malaysia Bhd	124,395
421,100	IHH Healthcare Bhd	708,039
275,000	IJM Corp. Bhd	248,814
462,200	Malayan Banking Bhd	1,068,575
859,400	Petronas Chemicals Group Bhd	1,478,040
27,000	Petronas Dagangan Bhd	166,782
199,700	Public Bank Bhd	961,263
159,700	Tenaga Nasional Bhd	570,606

	Total Malaysia	15,172,881

	Malta — 0.1%

58,362	Brait SE*	662,663

	Mexico — 3.8%

678,300	Alfa SAB de CV Class A	1,376,172
43,252	America Movil SAB de CV Series L, Sponsored ADR‡	671,704
3,382,800	America Movil SAB de CV Series L	2,652,906
126,000	Arca Continental SAB de CV	881,748
78,416	Cemex SAB de CV, Sponsored ADR*	570,869
29,300	El Puerto de Liverpool SAB de CV	348,996
419,400	Fibra Uno Administracion SA de CV REIT	983,541
280,400	Fomento Economico Mexicano SAB de CV	2,724,524
78,382	Fomento Economico Mexicano SAB de CV, Sponsored ADR	7,548,970
834,200	Gentera SAB de CV	1,659,857
207,600	Gruma SAB de CV Class B	3,319,008
171,700	Grupo Aeroportuario del Pacifico SAB de CV Class B	1,540,794
21,236	Grupo Aeroportuario del Sureste SAB de CV, ADR	3,189,010
735,599	Grupo Financiero Banorte SAB de CV Series O	4,202,564

See accompanying Notes to the Financial Statements.	121

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Shares	Description	Value ($)

	Mexico — continued

1,049,240	Grupo GICSA SA de CV*	842,441
253,500	Grupo Lala SAB de CV	694,628
1,643,639	Grupo Mexico SAB de CV Series B	3,997,425
48,200	Grupo Televisa SAB, Sponsored ADR	1,323,572
657,800	Kimberly-Clark de Mexico SAB de CV Class A	1,602,111
555,800	OHL Mexico SAB de CV*	886,997
1,294,300	Wal-Mart de Mexico SAB de CV	3,088,904

	Total Mexico	44,106,741

	Netherlands — 0.1%

225,863	Steinhoff International Holdings NV	1,487,274

	Philippines — 0.5%

2,187,319	Metropolitan Bank & Trust Co.	3,916,700
50,320	Philippine Long Distance Telephone Co.	2,163,831

	Total Philippines	6,080,531

	Poland — 0.6%

24,139	Alior Bank SA*	421,309
4,790	Bank Pekao SA	211,965
114,445	Energa SA	403,120
124,295	Eurocash SA	1,781,654
218,065	Orange Polska SA	394,895
397,884	PGE Polska Grupa Energetyczna SA	1,494,510
810,321	Polskie Gornictwo Naftowe i Gazownictwo SA	1,158,255
129,323	Powszechna Kasa Oszczednosci Bank Polski SA*	965,953

	Total Poland	6,831,661

	Qatar — 0.7%

118,175	Commercial Bank QSC (The)	1,351,675
45,881	Industries Qatar QSC	1,364,561
25,611	Ooredoo QSC	654,095
118,270	Qatar National Bank SAQ	4,573,081

	Total Qatar	7,943,412

	Romania — 0.1%

39,231	New Europe Property Investments Plc	500,977

	Russia — 1.9%

487,555	Gazprom PAO, Sponsored ADR	2,102,825
906,947	Gazprom PAO (OTC Exchange), Sponsored ADR‡	3,908,942
50,065	LUKOIL PJSC (Euroclear Shares), Sponsored ADR	1,923,247
24,182	MegaFon PJSC, Reg S, (London Exchange), GDR‡‡‡	266,002
183,167	MMC Norilsk Nickel PJSC, ADR	2,373,844
60,473	MMC Norilsk Nickel PJSC, (London Exchange), ADR	780,706
7,128	NOVATEK OAO, Reg S, GDR‡‡‡	640,451
439,370	Rosneft Oil Co., Reg S, GDR‡‡‡	1,995,619
92,659	Rosneft Oil Co., Reg S, (London Exchange), GDR‡‡‡	420,857

122	See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Shares	Description	Value ($)

	Russia — continued

85,321	Severstal PAO, Reg S, GDR‡‡‡	902,696
293,937	Sistema JSFC, Reg S, GDR‡‡‡	1,898,833
137,124	Surgutneftegas OAO, Sponsored ADR	799,433
115,501	Tatneft PAO, Sponsored ADR‡	3,749,162
9,788	Tatneft PAO (London Exchange), Sponsored ADR	311,650

	Total Russia	22,074,267

	South Africa — 4.3%

41,638	Aspen Pharmacare Holdings, Ltd.*	906,422
244,982	Barclays Africa Group, Ltd.‡	2,491,627
1,269,075	FirstRand, Ltd.‡	4,173,590
137,582	Foschini Group, Ltd. (The)	1,323,062
390,382	Growthpoint Properties, Ltd.	652,141
36,256	Hyprop Investments, Ltd. REIT	290,063
80,065	Imperial Holdings, Ltd.‡	818,723
214,864	Investec, Ltd.	1,605,637
155,971	Liberty Holdings, Ltd.‡	1,533,093
1,546,748	MMI Holdings, Ltd.‡	2,618,577
206,140	Mondi, Ltd.	3,979,141
577,451	MTN Group, Ltd.‡	5,308,089
28,391	Naspers, Ltd. Class N	3,978,369
473,306	Netcare, Ltd.	1,161,704
56,247	Pick n Pay Stores, Ltd.‡	268,615
728,346	Redefine Properties, Ltd.	593,254
39,012	Remgro, Ltd.	663,586
29,715	Resilient, Ltd. REIT	273,835
259,450	RMB Holdings, Ltd.‡	1,080,630
130,394	Sasol, Ltd.	3,914,480
47,794	Shoprite Holdings, Ltd.	564,182
216,048	Spar Group, Ltd. (The)	2,923,141
229,885	Standard Bank Group, Ltd.	2,070,653
340,272	Telkom SA SOC, Ltd.	1,331,891
363,648	Truworths International, Ltd.‡	2,428,441
957,865	Tsogo Sun Holdings, Ltd.	1,539,565
85,496	Woolworths Holdings, Ltd.	521,242

	Total South Africa	49,013,753

	South Korea — 12.4%

376	Amorepacific Corp.	127,076
2,447	AMOREPACIFIC Group	313,471
25,143	Celltrion, Inc.* ‡	2,414,045
4,524	CJ CheilJedang Corp.	1,374,685
1,083	CJ Corp.	185,140
36,247	Coway Co., Ltd.	3,058,618
171,800	Daewoo International Corp.	3,244,911
44,818	Daewoo Securities Co., Ltd.	324,104
28,287	DGB Financial Group, Inc.	220,142
70,850	Dongbu Insurance Co., Ltd.	4,702,269
34,729	Hana Financial Group, Inc.	753,130

See accompanying Notes to the Financial Statements.	123

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Shares	Description	Value ($)

	South Korea — continued

5,058	Hanmi Science Co., Ltd.	659,008
226,601	Hanon Systems	1,822,953
54,385	Hanwha Chemical Corp.	1,186,521
103,612	Hanwha Corp.	3,216,357
331,987	Hanwha Life Insurance Co., Ltd.	1,945,010
16,281	Hyundai Department Store Co., Ltd.	1,957,535
11,313	Hyundai Development Co-Engineering & Construction	454,558
12,048	Hyundai Engineering & Construction Co., Ltd.	444,057
107,659	Hyundai Marine & Fire Insurance Co., Ltd.	3,125,462
6,821	Hyundai Mobis Co., Ltd.	1,485,160
41,969	Hyundai Motor Co.	5,596,601
5,729	Hyundai Wia Corp.	526,010
209,167	Kangwon Land, Inc.	7,480,702
185,654	KB Financial Group, Inc.	5,170,584
156,033	Kia Motors Corp.	6,590,061
110,920	Korea Electric Power Corp.	5,838,916
3,458	Korea Investment Holdings Co., Ltd.	132,895
56,772	Korean Air Lines Co., Ltd.*	1,538,940
162,624	Korean Reinsurance Co.	1,983,740
57,325	KT&G Corp.	5,513,947
5,617	LG Chem, Ltd.	1,608,576
38,059	LG Corp.	2,279,679
17,658	LG Display Co., Ltd.	410,723
4,807	LG Household & Health Care, Ltd.	3,972,206
61,444	LG Uplus Corp.	593,701
15,637	Lotte Chemical Corp.	4,669,496
285	NAVER Corp.	158,749
26,885	NCSoft Corp.	5,959,555
1,204	Orion Corp. Republic of South Korea	962,273
22,668	S-1 Corp.	1,752,231
11,073	Samsung Card Co., Ltd.	364,549
16,005	Samsung Electronics Co., Ltd.	18,361,805
17,536	Samsung Electronics Co., Ltd., GDR*	9,986,752
58,635	Samsung Life Insurance Co., Ltd.	6,024,495
19,251	Shinhan Financial Group Co., Ltd.	681,764
12,100	Shinsegae Co., Ltd.	2,147,866
103,720	SK Hynix, Inc.	2,553,094
16,164	SK Innovation Co., Ltd.	2,431,102
19,531	SK Networks Co., Ltd.	109,303
20,493	SK Telecom Co., Ltd.	3,736,263
55,240	Woori Bank	456,952

	Total South Korea	142,607,742

	Taiwan — 12.7%

2,724,000	Advanced Semiconductor Engineering, Inc.	3,169,705
464,000	Asustek Computer, Inc.	4,166,542
1,535,000	AU Optronics Corp.	461,206
394,000	Catcher Technology Co., Ltd.	3,231,917
72,000	Cathay Financial Holding Co., Ltd.	86,242

124	See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Shares	Description	Value ($)

	Taiwan — continued

820,000	Cheng Shin Rubber Industry Co., Ltd.	1,648,459
84,855	Chicony Electronics Co., Ltd.	218,307
3,180,000	China Airlines, Ltd.*	1,136,279
1,287,000	China Development Financial Holding Corp.	343,904
2,167,820	China Life Insurance Co., Ltd.	1,667,088
6,828,000	Compal Electronics, Inc.	4,285,533
13,849,109	CTBC Financial Holding Co., Ltd.	7,315,276
8,249,741	E.Sun Financial Holding Co., Ltd.	4,613,949
57,000	Eclat Textile Co., Ltd.	750,047
1,581,000	Eva Airways Corp.*	884,228
381,000	Far EasTone Telecommunications Co., Ltd.	853,533
253,000	Feng TAY Enterprise Co., Ltd.	1,344,239
1,338,030	Foxconn Technology Co., Ltd.	3,001,671
3,712,997	Fubon Financial Holding Co., Ltd.	4,730,079
1,867,000	Highwealth Construction Corp.	2,726,479
8,447,005	Hon Hai Precision Industry Co., Ltd.	22,256,588
417,000	HTC Corp.	1,194,612
4,688,000	Innolux Corp.	1,638,702
212,000	Inotera Memories, Inc.*	192,015
18,000	Largan Precision Co., Ltd.	1,395,414
1,508,174	Lite-On Technology Corp.	1,841,637
362,000	Merida Industry Co., Ltd.	1,602,815
1,372,000	Nan Ya Plastics Corp.	2,881,780
2,331,000	Pegatron Corp.	5,439,290
996,000	Pou Chen Corp.	1,268,829
2,362,000	Powertech Technology, Inc.	5,357,507
168,000	President Chain Store Corp.	1,224,087
1,123,060	Radiant Opto-Electronics Corp.	2,177,447
1,220,000	Shin Kong Financial Holding Co., Ltd.	244,879
195,000	Siliconware Precision Industries Co., Ltd.	315,063
480,000	Simplo Technology Co., Ltd.	1,722,595
633,490	SinoPac Financial Holdings Co., Ltd.	195,850
6,047,000	Taiwan Semiconductor Manufacturing Co., Ltd.	30,437,919
391,596	Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	10,259,815
180,000	Teco Electric and Machinery Co., Ltd.	146,812
67,015	Uni-President Enterprises Corp.	117,647
1,190,000	Vanguard International Semiconductor Corp.	1,859,837
2,887,000	WPG Holdings, Ltd.	3,076,811
6,191,926	Yuanta Financial Holding Co., Ltd.	2,212,502

	Total Taiwan	145,695,136

	Thailand — 1.6%

165,000	Bangkok Bank PCL, NVDR	844,230
1,669,000	Banpu PCL‡	792,277
119,100	Bumrungrad Hospital PCL, NVDR	717,715
291,200	Delta Electronics Thailand PCL, NVDR	720,137
435,200	Indorama Ventures PCL, NVDR	282,051
144,900	Kasikornbank PCL, NVDR	712,555
1,940,200	Krung Thai Bank PCL, NVDR	1,031,317

See accompanying Notes to the Financial Statements.	125

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Shares	Description	Value ($)

	Thailand — continued

2,041,300	PTT Global Chemical PCL	3,510,479
1,699,900	PTT Global Chemical PCL, NVDR	2,923,364
304,650	Siam Cement PCL (The)	4,052,763
42,200	Siam Cement PCL (The), NVDR	558,988
50,600	Thai Oil PCL, NVDR	99,604
3,841,000	Thai Union Group PCL, NVDR	2,281,890
2,557,200	TMB Bank PCL, NVDR	183,176

	Total Thailand	18,710,546

	Turkey — 2.0%

226,227	Arcelik AS	1,539,407
5,004,984	Emlak Konut Gayrimenkul Yatirim Ortakligi AS	5,101,504
505,611	Eregli Demir ve Celik Fabrikalari TAS	761,370
75,913	Ford Otomotiv Sanayi AS	1,001,317
543,846	TAV Havalimanlari Holding AS	3,246,813
163,650	Tofas Turk Otomobil Fabrikasi AS	1,328,636
31,235	Tupras Turkiye Petrol Rafinerileri AS*	880,242
206,350	Turk Hava Yollari AO*	570,894
413,167	Turk Telekomunikasyon AS	980,202
590,063	Turkcell Iletisim Hizmetleri AS	2,483,307
314,218	Turkiye Garanti Bankasi AS	919,543
696,443	Turkiye Halk Bankasi AS	2,589,679
1,058,455	Turkiye Is Bankasi	1,751,749
226,313	Turkiye Sise ve Cam Fabrikalari AS	294,174

	Total Turkey	23,448,837

	United Arab Emirates — 1.3%

459,148	Abu Dhabi Commercial Bank PJSC	837,542
9,238,467	Aldar Properties PJSC	6,916,903
3,141,164	Emaar Properties PJSC	5,148,327
514,672	First Gulf Bank PJSC	1,646,446

	Total United Arab Emirates	14,549,218

	United Kingdom — 1.1%

284,849	Mondi Plc	5,469,764
1,792,144	Old Mutual Plc	4,993,341
79,468	Wizz Air Holdings Plc* 144A	2,102,778

	Total United Kingdom	12,565,883

	United States — 0.2%

30,036	Cognizant Technology Solutions Corp. Class A*	1,883,257
13,900	Southern Copper Corp.‡	385,169

	Total United States	2,268,426

	TOTAL COMMON STOCKS (COST $1,040,476,236)	1,012,554,923

126	See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Shares	Description	Value ($)

	PREFERRED STOCKS — 1.7%

	Brazil — 1.5%

524,400	Banco Bradesco SA, 4.83%	4,005,504
793,444	Bradespar SA, 17.17%	1,370,169
433,500	Braskem SA, 5.47%	2,863,497
115,000	Cia Brasileira de Distribuicao Grupo Pao de Acucar, 2.54%	1,617,593
48,300	Cia Energetica de Sao Paulo, 32.11%	216,151
166,200	Cia Paranaense de Energia, 3.49%	1,343,575
961,760	Itausa - Investimentos Itau SA, 5.73%	2,217,150
1,424,400	Petroleo Brasileiro SA, 0.0%*	3,356,021

	Total Brazil	16,989,660

	Chile — 0.1%

78,839	Sociedad Quimica y Minera de Chile SA, 2.36% Class B	1,630,152

	Colombia — 0.1%

92,095	Bancolombia SA, 3.28%	793,608

	TOTAL PREFERRED STOCKS (COST $21,201,364)	19,413,420

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 12.4%

	Bank Deposit — 8.8%

101,521,449	State Street Bank & Trust Euro Time Deposit, 0.01%, due 04/01/16	101,521,449

	Investment Fund — 0.3%

3,760,000	State Street Institutional Treasury Plus Money Market Fund, Premier Class*****	3,760,000

	Securities Lending Collateral — 3.3%

37,754,026	State Street Institutional U.S. Government Money Market Fund, Premier Class***	37,754,026

	TOTAL SHORT-TERM INVESTMENTS (COST $143,035,475)	143,035,475

	TOTAL INVESTMENTS — 102.2% (Cost $1,204,713,075)	1,175,003,818

	Other Assets and Liabilities (net) — (2.2)%	(24,867,465)

	NET ASSETS — 100.0%	$1,150,136,353

See accompanying Notes to the Financial Statements.	127

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Notes to Schedule of Investments:

ADR — American Depository Receipt

GDR — Global Depository Receipt

NVDR — Non-Voting Depository Receipt

REIT — Real Estate Investment Trust

*	Non-income producing security

***	Represents an investment of securities lending cash collateral.

*****	Security has been segregated to cover collateral requirements on open synthetic futures contracts.

¤	Illiquid security. The total market value of the securities at year end is $291,068 which represents 0.0% of net assets. The aggregate tax cost of these securities held at March 31, 2016 was $297,008.

‡	All or a portion of this security is out on loan.

‡‡‡	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total market value of the securities at year end is $11,331,058 which represents 1.0% of net assets.

128	See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

March 31, 2016

Forward Foreign Currency Contracts

Settlement Date	Currency	Counterparty	Units of Currency	Value	Unrealized Appreciation (Depreciation)
Buys
06/15/16	BRL	Citibank N.A. London	176,800,000	$48,922,987	$2,087,784
06/15/16	CLP	Citibank N.A. London	10,249,196,000	15,223,560	533,903
06/15/16	COP	Citibank N.A. London	27,400,000,000	9,059,845	445,270
06/15/16	CZK	Citibank N.A. London	311,310,000	13,139,846	588,900
06/15/16	HKD	Citibank N.A. London	77,071,000	9,940,742	15,456
06/15/16	HUF	Citibank N.A. London	5,625,097,000	20,378,590	533,366
06/15/16	IDR	Citibank N.A. London	95,446,049,225	7,117,116	74,644
06/15/16	ILS	Citibank N.A. London	19,520,000	5,200,575	166,605
06/15/16	INR	Citibank N.A. London	742,746,000	11,071,345	242,939
06/15/16	KRW	Citibank N.A. London	13,630,000,000	11,896,509	122,054
06/15/16	MXN	Citibank N.A. London	322,000,000	18,667,814	720,157
06/15/16	MYR	Citibank N.A. London	115,410,000	29,413,590	1,498,142
06/15/16	PEN	Citibank N.A. London	1,658,000	494,017	18,625
06/15/16	PHP	Citibank N.A. London	71,000,000	1,535,672	23,840
06/15/16	PLN	Citibank N.A. London	17,000,000	4,563,014	208,747
06/15/16	SGD	Citibank N.A. London	1,294,000	960,564	42,194
06/15/16	THB	Citibank N.A. London	18,000,000	510,806	(1,223)
06/15/16	TRY	Citibank N.A. London	101,481,000	35,315,337	1,682,581
06/15/16	ZAR	Citibank N.A. London	69,176,000	4,636,906	356,969

					$9,360,953

Sales
06/15/16	BRL	Citibank N.A. London	78,047,000	$21,596,676	$(2,443,069)
06/15/16	CLP	Citibank N.A. London	1,830,000,000	2,718,176	(58,661)
06/15/16	COP	Citibank N.A. London	1,513,000,000	500,275	(45,007)
06/15/16	CZK	Citibank N.A. London	116,000,000	4,896,156	(136,792)
06/15/16	HKD	Citibank N.A. London	42,100,000	5,430,126	(5,789)
06/15/16	HUF	Citibank N.A. London	2,760,000,000	9,998,922	(80,563)
06/15/16	IDR	Citibank N.A. London	6,000,000,000	447,401	927
06/15/16	ILS	Citibank N.A. London	21,000,000	5,594,881	(135,663)
06/15/16	KRW	Citibank N.A. London	20,167,206,000	17,602,299	(1,015,844)
06/15/16	MXN	Citibank N.A. London	919,337,000	53,298,175	(2,297,095)
06/15/16	MYR	Citibank N.A. London	25,900,000	6,600,918	(284,576)
06/15/16	PEN	Citibank N.A. London	300,000	89,388	(2,807)
06/15/16	PHP	Citibank N.A. London	581,100,000	12,568,718	(396,063)
06/15/16	PLN	Citibank N.A. London	39,026,000	10,475,070	(570,250)
06/15/16	SGD	Citibank N.A. London	48,840,000	36,254,992	(728,261)
06/15/16	THB	Citibank N.A. London	84,055,000	2,385,321	(19,544)
06/15/16	TRY	Citibank N.A. London	1,600,000	556,799	(23,433)
06/15/16	TWD	Citibank N.A. London	364,530,000	11,334,853	(257,742)
06/15/16	ZAR	Citibank N.A. London	130,000,000	8,713,973	(555,114)

					$(9,055,346)

See accompanying Notes to the Financial Statements.	129

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

March 31, 2016

Currency Abbreviations

BRL	— Brazilian Real
CLP	— Chilean Peso
COP	— Colombian Peso
CZK	— Czech Koruna
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
ILS	— Israeli Shekel
INR	— Indian Rupee
KRW	— South Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
PEN	— Peruvian Nouveau Sol
PHP	— Philippines Peso
PLN	— Polish Zloty
SGD	— Singapore Dollar
THB	— Thai Baht
TRY	— New Turkish Lira
TWD	— Taiwan Dollar
ZAR	— South African Rand

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Buys
57	FTSE Bursa Malaysia KLCI Index	April 2016	$1,250,961	$3,369
47	H-shares Index	April 2016	2,727,334	91,591
85	KOSPI 200 Index	June 2016	9,157,048	244,957
1,501	MSCI Emerging Markets E-mini Index	June 2016	62,584,195	2,848,435
136	MSCI Taiwan Index	April 2016	4,379,200	30,006
18	SET50 Index	June 2016	91,954	1,262

				$3,219,620

Sales
484	FTSE/JSE Top 40 Index	June 2016	$15,398,295	$78,374
3	Mexico Bolsa Index	June 2016	80,389	(196)
305	SGX Nifty 50 Index	April 2016	4,750,375	(66,175)

				$12,003

130	See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

March 31, 2016

Synthetic Futures

Number of Contracts Long (Short)	Reference Entity	Expiration Date	Counterparty	Notional Value	Value
(376)	SGX Nifty 50 Index	04/28/2016	Goldman Sachs International	$2,908,370	$(19,730)
25,000,000	KOSPI 200 Index	06/9/2016	Goldman Sachs International	4,994,288	125,179
(184)	MSCI Singapore Net Return Index	06/15/2016	Goldman Sachs International	593,736	(5,505)
(5,961)	MSCI Brazil Net Return Index	06/15/2016	Goldman Sachs International	899,942	(21,538)
(18,773)	MSCI South Africa Net Return Index	06/15/2016	Goldman Sachs International	1,105,642	7,163
(60)	MSCI Singapore Net Return Index	06/15/2016	Goldman Sachs International	200,271	2,856
21,000	Tel Aviv 25 Index	04/29/2016	Goldman Sachs International	8,101,844	(202,757)
39	MSCI Turkey Net Return Index	06/15/2016	Goldman Sachs International	12,730	731
31,000	Taiwan Stock Exchange Capitalization Weighted Stock Index	04/20/2016	Goldman Sachs International	8,326,662	4,845
(374)	MSCI Singapore Net Return Index	06/15/2016	Goldman Sachs International	1,189,240	(26,209)
(154)	MSCI Singapore Net Return Index	06/15/2016	Goldman Sachs International	499,950	(3,824)
(105)	Brazil Bovespa Stock Index	04/13/2016	Goldman Sachs International	1,479,269	18,655
6	MSCI Poland Growth Index	06/15/2016	Goldman Sachs International	258	6
(3,006)	MSCI Brazil Net Return Index	06/15/2016	Goldman Sachs International	474,328	3,624
19,950	Hang Seng China Enterprises Index	04/28/2016	Goldman Sachs International	22,520,607	628,898
(147)	MSCI Singapore Net Return Index	06/15/2016	Goldman Sachs International	485,274	(2,903)
(3,203)	MSCI Brazil Net Return Index	06/15/2016	Goldman Sachs International	492,123	(5,943)
27,807	MSCI Poland Growth Index	06/15/2016	Goldman Sachs International	1,152,981	57,453
1,300	BIST 30 Index	04/29/2016	Goldman Sachs International	40,935	4,525

					$565,526

See accompanying Notes to the Financial Statements.	131

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

March 31, 2016

Industry Sector Summary (Unaudited)	% of Net Assets
Banks	12.7
Semiconductors	7.5
Telecommunications	5.8
Diversified Financial Services	4.8
Internet	4.6
Insurance	4.2
Electronics	3.8
Real Estate	3.8
Food	3.7
Computers	3.4
Oil & Gas	3.3
Pharmaceuticals	2.9
Auto Manufacturers	2.6
Beverages	2.6
Retail	2.4
Chemicals	2.3
Electric	2.2
Software	1.5
Forest Products & Paper	1.1
Agriculture	1.0
Airlines	1.0
Commercial Services	0.9
Holding Companies — Diversified	0.9
Mining	0.9
Entertainment	0.8
Engineering & Construction	0.7
Auto Parts & Equipment	0.6
Coal	0.6
Distribution & Wholesale	0.6
Packaging & Containers	0.5
Building Materials	0.4
Health Care — Products	0.4
Home Furnishings	0.4
Household Products & Wares	0.4
Iron & Steel	0.4
Media	0.4
Apparel	0.3
Cosmetics & Personal Care	0.3
Environmental Control	0.3
Gas	0.3
Health Care — Services	0.3
Leisure Time	0.3
Machinery — Construction & Mining	0.3
Metal Fabricate & Hardware	0.3
Biotechnology	0.2
Energy-Alternate Sources	0.2
Lodging	0.2
Oil & Gas Services	0.2
Electrical Components & Equipment	0.1
Machinery — Diversified	0.1
Miscellaneous — Manufacturing	0.1

132	See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

March 31, 2016

Industry Sector Summary (Unaudited)	% of Net Assets
REITS	0.1
Water	0.1
Aerospace & Defense	0.0
Home Builders	0.0
Housewares	0.0
Short-Term Investments and Other Assets and Liabilities (net)	10.2

100.0%

See accompanying Notes to the Financial Statements.	133

Mercer Global Low Volatility Equity Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2016

Shares	Description	Value ($)

	COMMON STOCKS — 85.7%

	Australia — 1.0%

159,989	Newcrest Mining, Ltd.*	2,087,293
551,843	Telstra Corp., Ltd.	2,262,612
323,407	Woolworths, Ltd.	5,498,054

	Total Australia	9,847,959

	Austria — 0.8%

185	Agrana Beteiligungs AG	17,319
88,327	BUWOG AG*	1,900,330
2,273	CA Immobilien Anlagen AG*	44,746
2,772	Conwert Immobilien Invest SE*	44,508
17,851	EVN AG	205,455
8,568	Flughafen Wien AG	937,312
5,935	Mayr Melnhof Karton AG	713,521
52,296	Oesterreichische Post AG	2,129,291
175,068	Telekom Austria AG‡	1,078,690
3,299	Verbund AG‡	42,218
1,301	Voestalpine AG	43,595

	Total Austria	7,156,985

	Belgium — 0.7%

26,837	Colruyt SA	1,565,804
32,340	Elia System Operator SA	1,611,032
37,837	Groupe Bruxelles Lambert SA	3,126,426

	Total Belgium	6,303,262

	Bermuda — 1.3%

19,700	Arch Capital Group, Ltd.*	1,400,670
17,400	Aspen Insurance Holdings, Ltd.	829,980
22,300	Axis Capital Holdings, Ltd.	1,236,758
1,100	Bunge, Ltd.	62,337
33,000	Cheung Kong Infrastructure Holdings, Ltd.‡	322,914
34,000	Clear Media, Ltd.	29,369
286,000	Emperor International Holdings, Ltd.	51,990
10,700	Endurance Specialty Holdings, Ltd.	699,138
7,400	Everest Re Group, Ltd.	1,460,982
34,900	Genpact, Ltd.*	948,931
7,000	Guoco Group, Ltd.	74,904
26,700	Jardine Matheson Holdings, Ltd.	1,524,036
1,000	Jardine Strategic Holdings, Ltd.‡	29,850
29,800	Mandarin Oriental International, Ltd.	40,528
9,900	RenaissanceRe Holdings, Ltd.	1,186,317
21,100	Validus Holdings, Ltd.	995,709
1,300	White Mountains Insurance Group, Ltd.	1,043,380
5,000	Wing On Co. International, Ltd.	14,601

	Total Bermuda	11,952,394

134	See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Shares	Description	Value ($)

	Canada — 4.1%

34,048	Agnico-Eagle Mines, Ltd.	1,236,937
36,700	Bank of Montreal	2,237,836
7,600	Bank of Nova Scotia (The)‡	372,934
101,731	Barrick Gold Corp.	1,381,507
62,700	BCE, Inc.	2,855,358
26,600	Canadian Imperial Bank of Commerce‡	1,995,231
18,838	Canadian Natural Resources, Ltd.‡	511,639
11,300	Canadian Tire Corp., Ltd. Class A	1,181,064
45,373	Cenovus Energy, Inc.	589,849
22,400	Cogeco Communications, Inc.	1,199,447
9,100	Cogeco, Inc.	400,317
100	E-L Financial Corp., Ltd.	53,102
78,800	Emera, Inc.	2,896,248
78,900	Empire Co., Ltd.	1,372,492
40,900	First Capital Realty, Inc.	652,022
15,321	Franco-Nevada Corp.‡	944,762
27,500	George Weston, Ltd.	2,472,226
91,156	Goldcorp, Inc.	1,479,462
3,756	Imperial Oil, Ltd.	125,999
16,100	Manitoba Telecom Services, Inc.‡	401,924
33,500	North West Co., Inc. (The)‡	749,020
67,229	Potash Corp. of Saskatchewan, Inc.	1,144,238
58,100	Rogers Communications, Inc. Class B	2,335,769
38,100	Royal Bank of Canada	2,204,200
17,300	Saputo, Inc.	556,938
105,800	Shaw Communications, Inc. Class B‡	2,052,280
13,429	Suncor Energy, Inc.	375,528
37,400	Thomson Reuters Corp. (New York Exchange)	1,513,952
36,000	Thomson Reuters Corp. (Toronto Exchange)	1,464,548
44,200	Toronto-Dominion Bank	1,915,692

	Total Canada	38,672,521

	Denmark — 0.1%

15,853	ISS AS	637,471
892	Ringkjoebing Landbobank AS	188,279
4,246	Schouw & Co.	265,621

	Total Denmark	1,091,371

	Faroe Islands — 0.1%

22,279	Bakkafrost P/F	863,282

	France — 1.9%

50,440	Bouygues SA	2,060,620
6,521	Caisse Regionale de Credit Agricole Mutuel Nord de France	134,353
41,316	Carrefour SA	1,138,435
32,634	Cie de Saint-Gobain	1,440,295
35,677	Danone SA	2,541,390
8,081	Legrand SA	453,483
885	Manutan International	47,248

See accompanying Notes to the Financial Statements.	135

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Shares	Description	Value ($)

	France — continued

6,653	Neopost SA	140,029
50,864	Rexel SA	727,714
87,044	Sanofi	7,028,677
9,308	Sodexo SA	1,004,901
18,327	Total SA	836,635
1,748	Vetoquinol SA	72,486
3,317	Wendel SA	361,584

	Total France	17,987,850

	Germany — 1.1%

68,779	Celesio AG	1,979,023
3,285	Fraport AG Frankfurt Airport Services Worldwide	199,562
33,617	HeidelbergCement AG	2,882,697
918	Homag Group AG	37,663
6,693	Hornbach Baumarkt AG	215,844
2,860	Hornbach Holding AG & Co. KGaA	185,118
558	Linde AG	81,423
23,405	Merck KGaA	1,955,264
78,113	Rhoen-Klinikum AG	2,434,525
13,320	STADA Arzneimittel AG	529,513
1,924	Wuestenrot & Wuerttembergische AG	40,770

	Total Germany	10,541,402

	Hong Kong — 0.5%

322,000	CLP Holdings, Ltd.	2,916,309
532,715	Hang Lung Properties, Ltd.	1,019,202
79,000	Hong Kong & China Gas Co., Ltd.	147,885
26,000	Hong Kong Ferry Holdings Co., Ltd.	29,565
96,389	Hysan Development Co., Ltd.	410,705
40,000	Miramar Hotel & Investment Co., Ltd.	69,103
4,500	Power Assets Holdings, Ltd.	46,064
397,000	Regal Real Estate Investment Trust REIT	101,342
868,000	Sunlight Real Estate Investment Trust REIT	447,622

	Total Hong Kong	5,187,797

	Ireland — 0.9%

15,100	Accenture Plc Class A	1,742,540
26,964	CRH Plc	761,930
106,989	Hibernia Plc REIT	158,739
4,600	Jazz Pharmaceuticals Plc*	600,530
25,145	Kerry Group Plc Class A	2,346,189
5,300	Medtronic Plc	397,500
900	Perrigo Co. Plc	115,137
131,582	UDG Healthcare Plc	1,104,477
9,281	Willis Towers Watson Plc	1,101,284

	Total Ireland	8,328,326

136	See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Shares	Description	Value ($)

	Israel — 0.5%

58,318	Amot Investments, Ltd.	209,725
281,383	Bank Hapoalim BM	1,459,494
51,123	Bank Leumi Le-Israel BM*	183,442
2,689	Check Point Software Technologies, Ltd.* ‡	235,207
4,547	Delek Automotive Systems, Ltd.	43,952
63,255	Israel Chemicals, Ltd.	275,095
2,426	Osem Investments, Ltd.	52,998
307	Taro Pharmaceutical Industries, Ltd.*	43,978
39,238	Teva Pharmaceutical Industries, Ltd., Sponsored ADR	2,099,625

	Total Israel	4,603,516

	Italy — 0.3%

10,200	Amplifon Spa	88,570
27,537	Italcementi Spa	323,212
768,501	Parmalat Spa	2,129,813
88,003	Terna Rete Elettrica Nazionale Spa	502,924

	Total Italy	3,044,519

	Japan — 4.7%

17,000	Alpen Co., Ltd.	280,724
1,400	Asahi Group Holdings, Ltd.	43,683
95,900	Astellas Pharma, Inc.	1,276,875
3,000	AT-Group Co., Ltd.	61,924
4,400	Autobacs Seven Co., Ltd.‡	74,381
58,800	Canon, Inc.	1,755,185
9,300	Chubu Electric Power Co., Inc.	130,032
97,700	Coca-Cola West Co., Ltd.	2,421,747
54,400	Daiichi Sanyko Co., Ltd.	1,211,228
27,000	Dydo Drinco, Inc.	1,261,177
25,500	Earth Chemical Co., Ltd.	1,032,297
16,000	FANUC Corp.‡	2,489,079
29,400	Geo Holdings Corp.	489,411
10,300	Hirose Electric Co., Ltd.‡	1,137,266
38,400	Hoya Corp.	1,462,613
6,000	Joshin Denki Co., Ltd.	46,176
140,200	KDDI Corp.	3,749,644
4,500	Keyence Corp.	2,457,894
1,000	KFC Holdings Japan, Ltd.	17,536
15,600	Kirin Holdings Co., Ltd.	219,020
188,000	Lion Corp.	2,122,621
40,700	Maruha Nichiro Corp.	760,081
8,800	Medipal Holdings Corp.	139,522
72,400	Mitsubishi Estate Co., Ltd.	1,346,610
20,200	Mitsubishi Tanabe Pharma Corp.	351,719
1,300	Mochida Pharmaceutical Co., Ltd.‡	96,695
15,100	MOS Food Services, Inc.	395,116
46,300	MS&AD Insurance Group Holdings	1,291,844
58,000	Nippon Flour Mills Co., Ltd.	477,334
3,400	Nippon Telegraph & Telephone Corp.	146,654

See accompanying Notes to the Financial Statements.	137

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Shares	Description	Value ($)

	Japan — continued

68,900	Nipro Corp.‡	655,315
546,000	Nisshin Oillio Group, Ltd. (The)	2,229,761
9,200	Nissin Foods Holdings Co., Ltd.	433,009
111,900	NTT DoCoMo, Inc.	2,541,259
16,900	Okinawa Cellular Telephone Co.	472,890
105,000	Osaka Gas Co., Ltd.	403,950
36,100	Secom Co., Ltd.	2,687,064
7,600	Shimano, Inc.‡	1,192,793
50,000	Showa Sangyo Co., Ltd.	207,305
7,900	SMC Corp.	1,837,324
76,200	Sompo Japan Nipponkoa Holdings, Inc.	2,161,356
26,500	Suzuken Co., Ltd.	901,842
8,200	Tokyo Electric Power Co., Inc.*	45,160
24,000	Tokyo Gas Co., Ltd.	112,041
8,900	United Super Markets Holdings, Inc.	84,728
28,700	Zensho Holdings Co., Ltd.	344,211

	Total Japan	45,056,096

	Luxembourg — 0.1%

89,943	Atento SA*	736,633
2,123	Millicom International Cellular SA	117,041

	Total Luxembourg	853,674

	Mexico — 0.2%

79,198	Grupo Televisa SAB, Sponsored ADR	2,174,777
14,299	Industrias Penoles SAB de CV	182,182

	Total Mexico	2,356,959

	Netherlands — 0.5%

38,545	Heineken Holding NV	3,012,306
86,477	QIAGEN NV*	1,931,896
3,736	RELX NV	65,329
2,506	Sligro Food Group NV	98,308

	Total Netherlands	5,107,839

	New Zealand — 2.2%

886,255	Air New Zealand, Ltd.	1,759,834
522,943	Argosy Property, Ltd.	430,249
496,221	Auckland International Airport, Ltd.	2,215,303
153,687	Chorus, Ltd.	427,886
645,888	Contact Energy, Ltd.	2,242,200
72,012	Ebos Group, Ltd.	859,964
342,913	Fisher & Paykel Healthcare Corp., Ltd.	2,333,227
48,914	Fletcher Building, Ltd.	267,952
23,855	Freightways, Ltd.	105,172
603,080	Genesis Energy, Ltd.	858,373
665,903	Infratil, Ltd.	1,516,463
757,292	Kiwi Property Group, Ltd.	759,763

138	See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Shares	Description	Value ($)

	New Zealand — continued

16,947	Mainfreight, Ltd.	186,613
49,131	Metlifecare, Ltd.	179,086
398,594	Mighty River Power, Ltd.	808,092
262,115	New Zealand Refining Co., Ltd. (The)	564,158
82,976	Nuplex Industries, Ltd.	299,573
290,401	Precinct Properties New Zealand, Ltd.	253,040
96,805	Sky City Entertainment Group, Ltd.	336,731
169,290	Sky Network Television, Ltd.	585,339
678,552	Spark New Zealand, Ltd.	1,719,583
142,193	Summerset Group Holdings, Ltd.	437,350
11,949	TrustPower, Ltd.	63,549
135,941	Vector, Ltd.	309,579
262,022	Z Energy, Ltd.	1,227,972

	Total New Zealand	20,747,051

	Norway — 0.9%

5,758	AF Gruppen ASA	91,891
20,824	Atea ASA*	198,893
49,681	Austevoll Seafood ASA	408,440
57,569	DnB NOR ASA	681,049
23,647	Marine Harvest ASA*	364,515
431,606	Norsk Hydro ASA	1,777,823
337,530	Orkla ASA	3,058,531
10,963	Statoil ASA	172,704
132,667	Telenor ASA	2,147,694

	Total Norway	8,901,540

	Panama — 0.0%

6,500	Carnival Corp.	343,005

	Portugal — 0.0%

14,550	REN — Redes Energeticas Nacionais SGPS SA	47,785

	Russia — 0.0%

76,731	Gazprom PAO, Sponsored ADR	330,941

	Singapore — 0.4%

210,000	Fortune Real Estate Investment Trust REIT	224,713
53,800	Fraser and Neave, Ltd.‡	79,306
14,900	Great Eastern Holdings, Ltd.	248,850
15,200	Hong Leong Finance, Ltd.	26,865
52,700	Metro Holdings, Ltd.	37,179
39,200	Singapore Airlines, Ltd.	332,440
160,500	SPH REIT	115,017
802,300	StarHub, Ltd.	1,995,919
126,400	Wilmar International, Ltd.	315,390

	Total Singapore	3,375,679

See accompanying Notes to the Financial Statements.	139

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Shares	Description	Value ($)

	South Korea — 0.3%

29,861	Kia Motors Corp.	1,261,181
16,040	KT&G Corp.	1,542,847
223	Lotte Confectionery Co., Ltd.	500,755

	Total South Korea	3,304,783

	Spain — 0.7%

18,801	Ebro Foods SA	411,033
114,444	Endesa SA	2,200,096
422,865	Iberdrola SA	2,824,275
10,675	Red Electrica Corp. SA	928,167

	Total Spain	6,363,571

	Sweden — 1.1%

44,104	Axfood AB‡	816,066
7,647	Clas Ohlson AB Class B	146,210
69,361	Hennes & Mauritz AB Class B	2,316,112
46,628	Investor AB Class B	1,653,063
102,697	Svenska Cellulosa AB Class B	3,213,913
64,169	Swedish Match AB	2,181,526

	Total Sweden	10,326,890

	Switzerland — 3.5%

20,500	Allied World Assurance Co. Holdings AG	716,270
7,658	Allreal Holding AG*	1,113,135
720	Alpiq Holding AG	49,321
282	APG SGA SA	118,083
876	Banque Cantonale de Geneve	254,526
1,472	Banque Cantonale Vaudoise*	1,029,854
1,080	Basler Kantonalbank	82,890
109	Bell AG	435,363
252	Berner Kantonalbank AG	50,787
9,463	BKW AG	399,212
323	Chocoladefabriken Lindt & Spruengli AG*	2,010,213
277	Emmi AG*	152,001
2,229	Flughafen Zuerich AG	2,004,040
1,851	Galenica AG	2,794,910
330	Graubuendner Kantonalbank	614,755
2,259	Intershop Holding AG	1,113,401
244	Luzerner Kantonalbank AG	101,024
27	Metall Zug AG Class B	78,210
4,804	Mobimo Holding AG*	1,175,353
111,434	Nestle SA	8,360,605
55,017	Novartis AG	4,004,266
1,098	St Galler Kantonalbank AG	467,508
21,284	Swiss Prime Site AG*	1,884,700
5,360	Swiss Re AG	497,576
4,028	Swisscom AG	2,197,703
1,498	Tamedia AG	259,665

140	See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Shares	Description	Value ($)

	Switzerland — continued

2,099	Thurgauer Kantonalbank	181,812
201	Valora Holding AG	50,373
7,284	Ypsomed Holding AG*	1,045,841
32	Zug Estates Holding AG Class B*	53,163

	Total Switzerland	33,296,560

	Thailand — 0.1%

190,500	Bangkok Bank PCL, NVDR	974,702
300	Bangkok Bank PCL	1,552

	Total Thailand	976,254

	United Kingdom — 8.0%

41,913	Advanced Medical Solutions Group Plc	109,338
15,400	Anglo American Plc	122,204
18,100	Aon Plc	1,890,545
25,027	Associated British Foods Plc	1,204,679
105,897	BCA Marketplace Plc	277,776
2,472	Berendsen Plc	42,743
20,820	Berkeley Group Holdings Plc	962,973
65,748	British American Tobacco Plc	3,865,033
195,542	Britvic Plc	1,996,878
295,466	BT Group Plc	1,870,686
9,222	Carnival Plc	497,319
240,829	Centrica Plc	788,169
69,503	Compass Group Plc	1,226,731
14,927	Cranswick Plc	457,626
12,626	CVS Group Plc	139,553
7,565	Dechra Pharmaceuticals Plc	131,130
117,523	Diageo Plc	3,178,151
3,608	Dunelm Group Plc	47,372
29,881	EMIS Group Plc	435,492
75,341	Fresnillo Plc	1,031,440
6,588	Gamma Communications Plc	39,509
4,535	Genus Plc	99,663
144,109	GlaxoSmithKline Plc	2,924,645
4,083	Great Portland Estates Plc REIT	42,723
109,445	Greggs Plc	1,709,909
15,264	Headlam Group Plc	113,424
39,599	Hill & Smith Holdings Plc	513,948
54,099	Imperial Brands Plc	3,003,733
166,710	Inchcape Plc	1,733,595
165,043	Indivior Plc	386,900
16,426	International Game Technology Plc‡	299,774
316,267	Intu Properties Plc REIT	1,422,806
26,381	JD Sports Fashion Plc	426,950
173,645	Kcom Group Plc	268,298
90,492	Kennedy Wilson Europe Real Estate Plc	1,523,051
150,537	Kingfisher Plc	815,054
62,690	Land Securities Group Plc REIT	992,049

See accompanying Notes to the Financial Statements.	141

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Shares	Description	Value ($)

	United Kingdom — continued

2,851	Liberty Global Plc Class A*	109,763
35,607	Liberty Global Plc Series C*	1,337,399
142	Liberty Global Plc LiLAC Class A*	4,979
1,164	Liberty Global Plc LiLAC Class C* ‡	44,092
8,472,309	Lloyds Banking Group Plc	8,282,965
64,079	Londonmetric Property Plc REIT	146,072
22,144	Lookers Plc	50,415
252,640	Melrose Industries Plc	1,294,521
204,055	National Grid Plc	2,895,342
20,303	Next Plc	1,575,801
120,284	Pennon Group Plc	1,402,091
189,206	QinetiQ Group Plc	620,036
1,567	Randgold Resources, Ltd., ADR‡	142,299
23,048	Reckitt Benckiser Group Plc	2,229,440
114,230	RELX Plc	2,124,525
816,271	Rentokil Initial Plc	2,074,264
6,125	Rightmove Plc	370,714
50,233	Sage Group Plc (The)	454,137
15,809	Severn Trent Plc	493,755
67,697	Shaftesbury Plc REIT	886,411
32,941	Sky Plc	484,824
114,092	SSE Plc	2,446,648
1,492	Stallergenes Greer*	47,266
2,950,632	Tesco Plc*	8,134,129
658,218	Tritax Big Box Plc REIT	1,272,446
23,148	United Utilities Plc	307,088
6,004	WH Smith Plc	156,885
164,149	WM Morrison Supermarkets Plc‡	468,796

	Total United Kingdom	76,448,972

	United States — 49.7%

24,712	3M Co.	4,117,761
10,800	Abbott Laboratories	451,764
1,300	Adobe Systems, Inc.*	121,940
13,900	Alexandria Real Estate Equities, Inc. REIT	1,263,371
4,135	Alleghany Corp.*	2,051,787
7,343	Alphabet, Inc. Class A*	5,601,975
5,596	Alphabet, Inc. Class C*	4,168,740
50,000	Altria Group, Inc.	3,133,000
2,500	Amazon.com, Inc.*	1,484,100
26,500	Amdocs, Ltd.	1,601,130
31,700	Ameren Corp.	1,588,170
24,100	American Electric Power Co., Inc.	1,600,240
48,949	American Express Co.	3,005,469
18,600	American Financial Group, Inc.	1,308,882
26,286	American International Group, Inc.	1,420,758
16,800	AmerisourceBergen Corp.	1,454,040
138,800	Annaly Capital Management, Inc. REIT	1,424,088
13,900	ANSYS, Inc.*	1,243,494

142	See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Shares	Description	Value ($)

	United States — continued

9,299	Anthem, Inc.	1,292,468
93,087	Apple, Inc.	10,145,552
2,200	AptarGroup, Inc.	172,502
42,600	Aramark	1,410,912
32,800	Arthur J. Gallagher & Co.	1,458,944
83,600	AT&T, Inc.	3,274,612
12,000	Atmos Energy Corp.	891,120
5,465	Automatic Data Processing, Inc.	490,265
1,900	AutoZone, Inc.*	1,513,711
8,300	AvalonBay Communities, Inc. REIT	1,578,660
21,000	Avnet, Inc.	930,300
18,400	Bank of Hawaii Corp.	1,256,352
207,104	Bank of New York Mellon Corp. (The)	7,627,640
28,100	Baxter International, Inc.	1,154,348
49,941	BB&T Corp.	1,661,537
11,200	Becton Dickinson and Co.	1,700,384
23,600	Bemis Co., Inc.	1,222,008
5	Berkshire Hathaway, Inc. Class A* ‡	1,067,250
6,800	Bio-Rad Laboratories, Inc. Class A*	929,696
14,500	Boeing Co. (The)	1,840,630
22,900	Brinker International, Inc.	1,052,255
2,300	Bristol-Myers Squibb Co.	146,924
18,600	Broadridge Financial Solutions, Inc.	1,103,166
43,821	Brown & Brown, Inc.	1,568,792
42,900	CA, Inc.	1,320,891
14,300	Cadence Design Systems, Inc.*	337,194
13,000	Camden Property Trust REIT	1,093,170
25,600	Campbell Soup Co.	1,633,024
9,400	Capital One Financial Corp.	651,514
22,000	Cardinal Health, Inc.	1,802,900
11,500	Carter’s, Inc.	1,211,870
8,800	CDK Global, Inc.	409,640
14,400	CH Robinson Worldwide, Inc.	1,068,912
22,400	Chimera Investment Corp. REIT	304,416
14,206	Cincinnati Financial Corp.	928,504
16,500	Cinemark Holdings, Inc.	591,195
24,468	Cintas Corp.	2,197,471
12,200	Clean Harbors, Inc.*	601,948
7,900	Clorox Co. (The)	995,874
12,100	Coca-Cola Co. (The)	561,319
2,900	Coca-Cola Enterprises, Inc.	147,146
29,699	Colgate-Palmolive Co.	2,098,234
92,401	Comcast Corp. Class A	5,643,853
20,765	Commerce Bancshares, Inc.	933,387
6,076	Commvault Systems, Inc.*	262,301
14,400	ConAgra Foods, Inc.	642,528
29,845	ConocoPhillips	1,201,858
24,200	Consolidated Edison, Inc.	1,854,204
13,400	Costco Wholesale Corp.	2,111,572

See accompanying Notes to the Financial Statements.	143

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Shares	Description	Value ($)

	United States — continued

8,000	CR Bard, Inc.	1,621,360
4,300	Crown Castle International Corp. REIT	371,950
3,400	CST Brands, Inc.	130,186
5,563	Cummins, Inc.	611,596
114,875	CVS Health Corp.	11,915,984
12,500	Danaher Corp.	1,185,750
17,400	Darden Restaurants, Inc.	1,153,620
15,418	Deere & Co.‡	1,187,032
3,600	Delta Air Lines, Inc.	175,248
7,600	DENTSPLY SIRONA, Inc.	468,388
30,976	Devon Energy Corp.	849,981
19,200	Digital Realty Trust, Inc. REIT	1,699,008
15,100	Dollar General Corp.	1,292,560
800	Domino’s Pizza, Inc.	105,488
17,200	Dr Pepper Snapple Group, Inc.	1,538,024
18,500	DTE Energy Co.	1,677,210
5,200	East-West Bancorp, Inc.	168,896
388,535	eBay, Inc.*	9,270,445
20,200	Edison International	1,452,178
21,200	Eli Lilly & Co.	1,526,612
21,200	Entergy Corp.	1,680,736
1,600	Equifax, Inc.	182,864
17,100	Equity LifeStyle Properties, Inc. REIT	1,243,683
3,500	Erie Indemnity Co. Class A	325,465
5,500	Essex Property Trust, Inc. REIT	1,286,230
6,100	Expedia, Inc.	657,702
4,672	F5 Networks, Inc.*	494,531
2,100	Facebook, Inc. Class A*	239,610
50,000	First Niagara Financial Group, Inc.	484,000
41,600	FirstEnergy Corp.	1,496,352
5,300	Fiserv, Inc.*	543,674
36,401	Flowserve Corp.	1,616,568
45,966	FMC Technologies, Inc.*	1,257,630
13,300	General Dynamics Corp.	1,747,221
29,100	General Mills, Inc.	1,843,485
11,806	H&R Block, Inc.‡	311,915
11,600	Hanover Insurance Group, Inc. (The)	1,046,552
16,200	Healthcare Trust of America, Inc. REIT Class A	476,604
9,800	Henry Schein, Inc.*	1,691,774
15,900	Hershey Co. (The)	1,464,231
1,700	Hill-Rom Holdings, Inc.	85,510
8,200	Hologic, Inc.*	282,900
84,227	Home Depot, Inc. (The)	11,238,409
22,000	Honeywell International, Inc.	2,465,100
14,000	Hormel Foods Corp.	605,360
28,000	Hospitality Properties Trust REIT	743,680
8,700	Huntington Ingalls Industries, Inc.	1,191,378
11,700	IAC/InterActiveCorp	550,836
2,500	Ingram Micro, Inc. Class A	89,775

144	See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Shares	Description	Value ($)

	United States — continued

14,700	Ingredion, Inc.	1,569,813
411,485	Intel Corp.	13,311,540
82,554	International Business Machines Corp.	12,502,803
17,000	Intuit, Inc.	1,768,170
10,400	Jack Henry & Associates, Inc.	879,528
11,800	JM Smucker Co. (The)	1,532,112
30,900	Johnson & Johnson	3,343,380
20,600	Kellogg Co.	1,576,930
9,800	Kimberly-Clark Corp.	1,318,198
21,800	Kroger Co. (The)	833,850
4,900	Lamar Advertising Co. REIT Class A	301,350
3,700	Leidos Holdings, Inc.	186,184
43,374	Linear Technology Corp.	1,932,745
12,923	Lockheed Martin Corp.	2,862,444
174,203	Lowe’s Cos., Inc.	13,195,877
6,500	M&T Bank Corp.	721,500
200	Madison Square Garden Co. (The) Class A*	33,272
3,218	Martin Marietta Materials, Inc.	513,303
76,686	Mastercard, Inc. Class A	7,246,827
3,300	McCormick & Co., Inc.	328,284
20,500	McDonald’s Corp.	2,576,440
5,000	McKesson Corp.	786,250
49,100	Merck & Co., Inc.	2,597,881
600	Mettler-Toledo International, Inc.*	206,856
407,061	Microsoft Corp.	22,481,979
13,900	Mid-America Apartment Communities, Inc. REIT	1,420,719
5,900	Morningstar, Inc.	520,793
6,500	Murphy USA, Inc.*	399,425
24,200	National Instruments Corp.	728,662
67,990	National Oilwell Varco, Inc.	2,114,489
47,600	New York Community Bancorp, Inc.	756,840
3,200	Newmont Mining Corp.	85,056
16,400	NextEra Energy, Inc.	1,940,776
2,000	NIKE, Inc. Class B	122,940
20,000	Northern Trust Corp.	1,303,400
6,172	Northrop Grumman Corp.	1,221,439
24,039	NOW, Inc.*	425,971
200	NVR, Inc.*	346,480
5,900	O’Reilly Automotive, Inc.*	1,614,594
25,800	Old Republic International Corp.	471,624
48,602	Omnicom Group, Inc.	4,045,144
406,301	Oracle Corp.	16,621,774
12,707	Orbital ATK, Inc.	1,104,747
6,600	Panera Bread Co. Class A*	1,351,878
21,400	Patterson Cos., Inc.	995,742
278,864	PayPal Holdings, Inc.*	10,764,150
46,500	People’s United Financial, Inc.	740,745
25,700	PepsiCo, Inc.	2,633,736
75,700	Pfizer, Inc.	2,243,748

See accompanying Notes to the Financial Statements.	145

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Shares	Description	Value ($)

	United States — continued

28,500	PG&E Corp.	1,702,020
35,300	Philip Morris International, Inc.	3,463,283
3,923	Phillips 66	339,693
39,600	Piedmont Office Realty Trust, Inc. REIT Class A	804,276
17,400	Pinnacle Foods, Inc.	777,432
4,000	Pinnacle West Capital Corp.	300,280
13,500	Post Properties, Inc. REIT	806,490
5,027	Praxair, Inc.	575,340
300	Priceline Group (The), Inc.*	386,688
22,000	Procter & Gamble Co. (The)	1,810,820
44,400	Progressive Corp. (The)	1,560,216
39,400	Public Service Enterprise Group, Inc.	1,857,316
6,400	Public Storage REIT	1,765,312
88,982	QUALCOMM, Inc.	4,550,539
31,400	Republic Services, Inc.	1,496,210
2,600	Resmed, Inc.	150,332
12,600	Reynolds American, Inc.	633,906
8,198	Royal Gold, Inc.	420,475
4,672	San Juan Basin Royalty Trust	24,061
24,636	Scotts Miracle-Gro Co. (The) Class A	1,792,762
39,400	Senior Housing Properties Trust REIT	704,866
3,300	Signature Bank*	449,196
1,900	Simon Property Group, Inc. REIT	394,611
9,700	Southern Co. (The)	501,781
9,200	St. Jude Medical, Inc.	506,000
39,400	Starbucks Corp.	2,352,180
68,131	State Street Corp.	3,987,026
11,700	Stericycle, Inc.*	1,476,423
17,600	Stryker Corp.	1,888,304
36,242	Synchrony Financial*	1,038,696
30,500	Synopsys, Inc.*	1,477,420
36,700	Sysco Corp.	1,714,991
6,500	Tanger Factory Outlet Centers REIT	236,535
141,586	Target Corp.	11,649,696
73,400	TCF Financial Corp.	899,884
8,900	Teleflex, Inc.	1,397,389
14,200	Telephone & Data Systems, Inc.	427,278
53,922	Teradata Corp.*	1,414,913
32,506	Texas Instruments, Inc.	1,866,495
16,200	TFS Financial Corp.	281,394
13,900	Thermo Fisher Scientific, Inc.	1,968,101
3,268	Tiffany & Co.	239,806
18,502	Timken Co. (The)	619,632
12,300	Travelers Cos., Inc. (The)	1,435,533
7,800	Tyson Foods, Inc. Class A	519,948
45,306	UGI Corp.	1,825,379
500	Ulta Salon Cosmetics & Fragrance, Inc.*	96,870
17,250	Union Pacific Corp.	1,372,238
8,300	United Continental Holdings, Inc.*	496,838

146	See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Shares	Description	Value ($)

	United States — continued

19,700	United Parcel Service, Inc. Class B	2,077,759
7,100	United States Cellular Corp.*	324,399
18,500	UnitedHealth Group, Inc.	2,384,650
36,643	US Bancorp	1,487,339
26,746	Varian Medical Systems, Inc.*	2,140,215
22,500	Vectren Corp.	1,137,600
13,700	VeriSign, Inc.*	1,212,998
65,900	Verizon Communications, Inc.	3,563,872
158,795	Visa, Inc. Class A	12,144,642
22,041	Vista Outdoor, Inc.*	1,144,148
4,872	Vulcan Materials Co.	514,337
9,400	VWR Corp.*	254,364
5,300	W.W. Grainger, Inc.‡	1,237,179
43,134	Wal-Mart Stores, Inc.	2,954,248
22,000	Waste Connections, Inc.	1,420,980
28,600	Waste Management, Inc.	1,687,400
10,700	Waters Corp.*	1,411,544
187,796	Wells Fargo & Co.	9,081,815
113,811	Weyerhaeuser Co. REIT	3,525,865
19,600	WP Carey, Inc. REIT	1,219,904
28,435	WR Berkley Corp.	1,598,047
3,300	Xcel Energy, Inc.	138,006
40,551	Xilinx, Inc.	1,923,334
151,050	Yum! Brands, Inc.	12,363,442

	Total United States	472,868,302

	TOTAL COMMON STOCKS (COST $761,571,009)	816,287,085

	INVESTMENT COMPANY — 1.4%

	United States — 1.4%

109,354	SPDR Gold Shares*	12,860,031

	TOTAL INVESTMENT COMPANY (COST $13,066,713)	12,860,031

	PREFERRED STOCKS — 0.2%

	Germany — 0.2%

14,404	Henkel AG & Co. KGaA, 1.34%	1,590,525

	Japan — 0.0%

199	Shinkin Central Bank, 2.91% Class A	395,362

	Sweden — 0.0%

3,915	Akelius Residential Property AB, 6.84%	141,741

	TOTAL PREFERRED STOCKS (COST $1,906,444)	2,127,628

	RIGHTS — 0.0%

	United Kingdom — 0.0%

2,686	Primary Health Properties Plc REIT* **** ¤	77

	TOTAL RIGHTS (COST $—)	77

See accompanying Notes to the Financial Statements.	147

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Shares		Description	Value ($)

		WARRANTS — 0.0%

		United States — 0.0%

14,469		JPMorgan Chase & Co., Strike Price $0.00, Expires 10/28/18*	256,101

		TOTAL WARRANTS (COST $234,897)	256,101

Par Value**		Description	Value ($)

		DEBT OBLIGATIONS — 0.3%

		Sovereign Debt Obligations — 0.3%

10,030,000	MXN	Mexican Bonos, 4.75%, due 06/14/18	588,841
3,806,100	MXN	Mexican Bonos, 5.00%, due 12/11/19	221,506
734,000	SGD	Singapore Government Bond, 2.38%, due 04/01/17	554,179
773,000	SGD	Singapore Government Bond, 0.50%, due 04/01/18	570,801
444,000	SGD	Singapore Government Bond, 3.25%, due 09/01/20	358,240

		TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $2,452,084)	2,293,567

		TOTAL DEBT OBLIGATIONS (COST $2,452,084)	2,293,567

Par Value ($)		Description	Value ($)

		SHORT-TERM INVESTMENTS — 13.7%

		Bank Deposit — 12.3%

117,481,776		State Street Bank & Trust Euro Time Deposit, 0.01%, due 04/01/16	117,481,776

		Securities Lending Collateral — 1.4%

13,141,060		State Street Institutional U.S. Government Money Market Fund, Premier Class***	13,141,060

		TOTAL SHORT-TERM INVESTMENTS (COST $130,622,836)	130,622,836

		TOTAL INVESTMENTS — 101.3% (Cost $909,853,983)	964,447,325

		Other Assets and Liabilities (net) — (1.3)%	(12,061,804)

		NET ASSETS — 100.0%	$952,385,521

148	See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2016

Notes to Schedule of Investments:

ADR — American Depository Receipt

NVDR — Non-Voting Depository Receipt

REIT — Real Estate Investment Trust

*	Non-income producing security

**	Unless otherwise indicated, all par values are denominated in United States dollars ($).

***	Represents an investment of securities lending cash collateral.

****	Securities fair valued by the Valuation Committee as approved by the Board of Trustees. The total market value of the securities at year end is $77 which represents 0.0% of net assets. The aggregate tax cost of these securities held at March 31, 2016 was $0.

¤	Illiquid security. The total market value of the securities at year end is $77 which represents 0.0% of net assets. The aggregate tax cost of these securities held at March 31, 2016 was $0.

‡	All or a portion of this security is out on loan.

See accompanying Notes to the Financial Statements.	149

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

March 31, 2016

Forward Foreign Currency Contracts

Settlement Date	Currency	Counterparty	Units of Currency	Value	Unrealized Appreciation (Depreciation)
Sales
04/13/16	EUR	Bank of New York	277,000	$315,743	$(13,906)
05/18/16	EUR	Goldman Sachs	304,000	346,876	(5,514)
08/17/16	EUR	HSBC Bank USA	359,000	410,898	(15,736)
06/15/16	EUR	JPMorgan Chase Bank N.A.	346,000	395,147	(6,395)
07/13/16	EUR	UBS AG	346,000	395,531	(6,803)
04/13/16	GBP	Bank of New York	157,000	225,662	3,585
05/18/16	GBP	Goldman Sachs	82,000	117,873	(1,419)

					$(46,188)

Currency Abbreviations

EUR	— Euro
GBP	— British Pound Sterling
MXN	— Mexican Peso
SGD	— Singapore Dollar

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Buys
18	Canadian Dollar	June 2016	$1,387,260	$43,384
149	MSCI EAFE E-mini Index	June 2016	12,109,975	(23,790)
185	S&P 500 E-mini Index	June 2016	18,976,375	642,816
10	S&P/TSX 60 Index	June 2016	1,216,900	(3,838)

				$658,572

150	See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

March 31, 2016

Industry Sector Summary (Unaudited)	% of Net Assets
Retail	9.1
Food	8.2
Banks	5.7
Electric	4.9
Software	4.9
Pharmaceuticals	4.6
Telecommunications	4.1
Insurance	3.5
Computers	3.1
Commercial Services	3.0
REITS	2.8
Internet	2.6
Media	2.0
Semiconductors	2.0
Agriculture	1.8
Beverages	1.8
Electronics	1.8
Health Care — Products	1.8
Diversified Financial Services	1.7
Commodity Fund	1.4
Real Estate	1.4
Aerospace & Defense	0.9
Mining	0.9
Building Materials	0.8
Environmental Control	0.8
Health Care — Services	0.8
Household Products & Wares	0.8
Engineering & Construction	0.7
Miscellaneous — Manufacturing	0.7
Oil & Gas	0.7
Transportation	0.7
Cosmetics & Personal Care	0.6
Gas	0.6
Machinery — Diversified	0.6
Holding Companies — Diversified	0.5
Advertising	0.4
Airlines	0.4
Chemicals	0.4
Biotechnology	0.3
Distribution & Wholesale	0.3
Forest Products & Paper	0.3
Investment Companies	0.3
Metal Fabricate & Hardware	0.3
Oil & Gas Services	0.3
Sovereign	0.3
Water	0.3
Hand & Machine Tools	0.2
Leisure Time	0.2
Packaging & Containers	0.2
Savings & Loans	0.2
Textiles	0.2

See accompanying Notes to the Financial Statements.	151

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

March 31, 2016

Industry Sector Summary (Unaudited)	% of Net Assets
Apparel	0.1
Auto Manufacturers	0.1
Electrical Components & Equipment	0.1
Entertainment	0.1
Food Service	0.1
Home Builders	0.1
Shipbuilding	0.1
Iron & Steel	0.0
Lodging	0.0
Office & Business Equipment	0.0
Short-Term Investments and Other Assets and Liabilities (net)	12.4

100.0%

152	See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Assets and Liabilities

March 31, 2016

	Mercer US Large Cap Growth Equity Fund	Mercer US Large Cap Value Equity Fund	Mercer US Small/Mid Cap Growth Equity Fund	Mercer US Small/Mid Cap Value Equity Fund
Assets
Investments, at value(a)	$310,991,248	$318,038,314	$463,773,654	$483,267,343
Foreign currency, at value(b)	—	—	99,173	—
Cash	1,172	67,608	13,294	43,755
Receivable for investments sold	326,529	5,704,834	1,853,746	4,674,276
Dividend and interest receivable	213,595	413,474	218,779	578,270
Cash collateral held at broker on open futures contracts	422,000	272,000	484,000	500,000
Receivable for variation margin on open futures contracts	—	—	13,427	6,100
Foreign tax reclaims receivable	201,945	5,514	48,519	—
Securities lending income receivable	16,511	4,410	22,366	34,845
Prepaid expenses	1,809	1,743	2,112	2,026

Total assets	312,174,809	324,507,897	466,529,070	489,106,615

Liabilities
Payable for investments purchased	162,522	5,422,328	2,195,336	5,037,880
Payable for Fund shares repurchased	—	—	642,050	651,860
Variation margin payable on open futures contracts	10,225	5,930	—	—
Obligation to return securities lending collateral	10,516,617	8,737,578	35,835,272	27,674,916
Payable to affiliate for:
Advisory fees	137,963	138,115	315,516	336,415
Trustees fees	183	190	255	270
Accrued expenses	87,372	98,126	115,078	111,169

Total liabilities	10,914,882	14,402,267	39,103,507	33,812,510

Net assets	$301,259,927	$310,105,630	$427,425,563	$455,294,105

Net assets consist of:
Paid-in capital	282,430,807	312,916,317	402,252,353	448,630,040
Accumulated undistributed (distributions in excess of) net investment income	(3,362)	954,639	(97,703)	(212)
Accumulated net realized gain (loss)	10,048,642	(3,081,179)	(1,817,854)	(1,855,806)
Net unrealized appreciation (depreciation) on investments, futures contracts and foreign currencies	8,783,840	(684,147)	27,088,767	8,520,083

Net assets	$301,259,927	$310,105,630	$427,425,563	$455,294,105

Net assets attributable to:
Class Y-3 shares	$301,259,927	$310,105,630	$427,425,563	$455,294,105

Shares outstanding:
Class Y-3	32,246,355	33,784,666	41,484,226	51,436,776

Net asset value per share:
Class Y-3	$9.34	$9.18	$10.30	$8.85

(a) Investments, at cost	$302,492,034	$318,880,865	$436,945,541	$475,004,795

(b) Foreign currency, at cost	$—	$—	$96,788	$—

See accompanying Notes to the Financial Statements.	153

Mercer Funds

Statements of Assets and Liabilities (Continued)

March 31, 2016

	Mercer Non-US Core Equity Fund	Mercer Core Fixed Income Fund	Mercer Opportunistic Fixed Income Fund	Mercer Emerging Markets Equity Fund
Assets
Investments, at value(a)	$2,028,689,649	$807,227,233	$426,123,015	$1,175,003,818
Foreign currency, at value(b)	5,725,713	—	1,076,101	2,893,637
Cash	—	15,188	—	895,202
Receivable for investments sold	19,552,943	11,368,009	12,219,446	1,700,087
Receivable for TBA securities sold	—	11,971,002	—	—
Receivable for Fund shares sold	—	—	—	460
Dividend and interest receivable	6,376,527	5,958,128	7,826,910	3,306,927
Cash collateral held at broker on open futures contracts	3,980,000	197,096	631,826	5,240,393
Unrealized appreciation on open forward foreign currency contracts	—	—	3,279,440	9,363,103
Receivable for variation margin on open futures contracts	—	139,328	217,188	197,600
Receivable for expenses reimbursed by Advisor	—	—	25,469	—
Synthetic futures, at value	—	—	—	853,935
Receivable for closed futures contracts	—	—	—	710,325
Foreign tax reclaims receivable	1,554,091	1,106	74,998	16,190
Securities lending income receivable	155,618	5,617	15,700	53,942
Prepaid expenses	9,409	3,905	1,865	4,927

Total assets	2,066,043,950	836,886,612	451,491,958	1,200,240,546

Liabilities
Payable for investments purchased	29,096,607	7,062,332	5,260,685	—
Payable for Fund shares repurchased	1,365,032	—	886,900	1,395,478
Payable for TBA and when-issued securities purchased	—	33,742,013	3,800,000	—
Due to custodian	—	—	105,632	—
Synthetic futures, at value	—	—	—	288,409
Payable for variation margin on open swap contracts	—	69,021	—	—
Unrealized depreciation on open forward foreign currency contracts	—	—	6,031,496	9,057,496
Variation margin payable on open futures contracts	955,477	47,438	—	50,857
Obligation to return securities lending collateral	91,339,396	11,661,485	20,602,453	37,754,026
Payable to affiliate for:
Advisory fees	1,181,838	228,973	271,059	740,012
Trustees fees	1,149	473	244	669
Payable for foreign capital gains tax	—	—	98,993	253,478
Accrued expenses	470,181	199,894	172,807	563,768

Total liabilities	124,409,680	53,011,629	37,230,269	50,104,193

Net assets	$1,941,634,270	$783,874,983	$414,261,689	$1,150,136,353

154	See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Assets and Liabilities (Continued)

March 31, 2016

	Mercer Non-US Core Equity Fund	Mercer Core Fixed Income Fund	Mercer Opportunistic Fixed Income Fund	Mercer Emerging Markets Equity Fund
Net assets consist of:
Paid-in capital	$1,954,015,493	$773,303,260	$484,701,943	$1,295,979,250
Accumulated undistributed (distributions in excess of) net investment income	(3,143,284)	4,915,211	(4,384,265)	5,375,948
Accumulated net realized gain (loss)	(34,557,927)	183,199	(12,095,873)	(125,640,615)
Net unrealized appreciation (depreciation) on investments, futures contracts, swap contracts and foreign currencies	25,319,988	5,473,313	(53,960,116)	(25,578,230)

Net assets	$1,941,634,270	$783,874,983	$414,261,689	$1,150,136,353

Net assets attributable to:
Class Y-3 shares	$1,941,634,270	$783,874,983	$414,261,689	$1,150,136,353

Shares outstanding:
Class Y-3	202,090,912	77,267,099	49,084,253	133,882,017

Net asset value per share:
Class Y-3	$9.61	$10.15	$8.44	$8.59

(a) Investments, at cost	$2,003,180,721	$801,437,045	$477,793,606	$1,204,713,075

(b) Foreign currency, at cost	$5,735,199	$—	$1,052,747	$2,845,913

See accompanying Notes to the Financial Statements.	155

Mercer Funds

Statements of Assets and Liabilities (Continued)

March 31, 2016

Mercer Global Low Volatility Equity Fund
Assets
Investments, at value(a)	$964,447,325
Foreign currency, at value(b)	233,767
Cash	40,487
Receivable for investments sold	252,006
Dividend and interest receivable	1,675,345
Cash collateral held at broker on open futures contracts	1,539,000
Unrealized appreciation on open forward foreign currency contracts	3,585
Foreign tax reclaims receivable	434,089
Securities lending income receivable	15,905
Prepaid expenses	3,794

Total assets	968,645,303

Liabilities
Payable for Fund shares repurchased	2,102,536
Unrealized depreciation on open forward foreign currency contracts	49,773
Variation margin payable on open futures contracts	165,184
Obligation to return securities lending collateral	13,141,060
Payable to affiliate for:
Advisory fees	590,866
Trustees fees	568
Payable for foreign capital gains tax	42
Accrued expenses	209,753

Total liabilities	16,259,782

Net assets	$952,385,521

Net assets consist of:
Paid-in capital	891,116,011
Accumulated undistributed net investment income	1,709,899
Accumulated net realized gain	4,355,811
Net unrealized appreciation on investments, futures contracts and foreign currencies	55,203,800

Net assets	$952,385,521

Net assets attributable to:
Class Y-3 shares	$952,385,521

Shares outstanding:
Class Y-3	80,637,578

Net asset value per share:
Class Y-3	$11.81

(a) Investments, at cost	$909,853,983

(b) Foreign currency, at cost	$232,339

156	See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Operations

For the Year Ended March 31, 2016

	Mercer US Large Cap Growth Equity Fund	Mercer US Large Cap Value Equity Fund	Mercer US Small/Mid Cap Growth Equity Fund	Mercer US Small/Mid Cap Value Equity Fund
Investment Income:
Interest	$2,242	$2,368	$3,025	$3,471
Dividends	3,225,419	7,576,259	3,405,559	5,385,955
Securities lending income	318,914	78,016	222,801	505,658
Withholding taxes	(103,792)	(55,882)	(39,877)	(66,080)

Total investment income	3,442,783	7,600,761	3,591,508	5,829,004

Expenses:
Advisory fees	1,977,278	1,890,589	4,025,343	4,013,897
Transfer agent fees	22,554	22,029	22,614	22,658
Custodian and fund accounting fees	102,701	130,419	169,520	129,856
Audit fees	51,794	51,791	54,595	52,271
Legal fees	32,173	32,308	42,493	43,974
Trustees fees	20,561	20,342	25,280	25,167
Registration fees	23,722	25,618	26,200	26,854
Interest expense	127	156	152	144
Miscellaneous	24,344	23,967	29,723	30,532

Total expenses	2,255,254	2,197,219	4,395,920	4,345,353

Net investment income (loss)	1,187,529	5,403,542	(804,412)	1,483,651

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	24,720,501	18,044,157	9,634,756	11,959,734
Closed futures contracts	166,086	(938,034)	(2,368,552)	(2,228,225)
Forward foreign currency contracts and foreign currency related transactions	—	(484)	(2,187)	(991)

Net realized gain	24,886,587	17,105,639	7,264,017	9,730,518

Change in net unrealized appreciation (depreciation) on:
Investments	(37,183,096)	(49,789,686)	(55,260,315)	(26,595,007)
Open futures contracts	459,686	288,868	111,380	23,170
Forward foreign currency contracts and foreign currency related translations	—	562	2,727	14

Change in net unrealized appreciation (depreciation)	(36,723,410)	(49,500,256)	(55,146,208)	(26,571,823)

Net realized and unrealized gain (loss)	(11,836,823)	(32,394,617)	(47,882,191)	(16,841,305)

Net increase (decrease) in net assets resulting from operations	$(10,649,294)	$(26,991,075)	$(48,686,603)	$(15,357,654)

See accompanying Notes to the Financial Statements.	157

Mercer Funds

Statements of Operations (Continued)

For the Year Ended March 31, 2016

	Mercer Non-US Core Equity Fund	Mercer Core Fixed Income Fund	Mercer Opportunistic Fixed Income Fund	Mercer Emerging Markets Equity Fund
Investment Income:
Interest	$6,832	$27,232,644	$28,562,347	$4,784
Dividends	52,034,291	198,042	—	33,046,049
Securities lending income	1,281,702	28,006	101,177	360,310
Withholding taxes	(4,675,214)	—	(154,008)	(3,707,867)
Other income	545	47,917	25,101	—

Total investment income	48,648,156	27,506,609	28,534,617	29,703,276

Expenses:
Advisory fees	14,727,618	2,970,087	3,179,550	8,449,534
Transfer agent fees	22,611	22,991	22,728	22,850
Custodian and fund accounting fees	1,260,859	325,458	366,570	1,768,190
Audit fees	149,865	87,345	67,810	145,413
Legal fees	183,555	74,058	39,186	103,288
Trustees fees	112,519	48,207	22,318	59,414
Registration fees	26,040	24,376	41,382	44,681
Interest expense	441	429	2,671	11,762
Miscellaneous	136,940	54,744	27,859	78,441

Total expenses	16,620,448	3,607,695	3,770,074	10,683,573
Reimbursement of expenses	—	—	(190,160)	—

Net expenses	16,620,448	3,607,695	3,579,914	10,683,573

Net investment income (loss)	32,027,708	23,898,914	24,954,703	19,019,703

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,952,975)	852,282	(33,074,857)	(88,213,103)
Swap contracts	—	(807,565)	—	—
Closed futures contracts	(4,035,183)	703,955	(843,070)	(12,613,273)
Written option contracts	—	299,410	—	—
Forward foreign currency contracts and foreign currency related transactions	(1,208,892)	(15,835)	(1,200,298)	198,263

Net realized gain (loss)	(7,197,050)	1,032,247	(35,118,225)	(100,628,113)

Change in net unrealized appreciation (depreciation) on:
Investments	(132,497,638)	(17,029,654)	(11,084,586)	(47,517,851)
Swap contracts	—	(529,292)	—	—
Open futures contracts	(350,330)	371,934	760,965	1,669,469
Written option contracts	—	4,134	—	—
Forward foreign currency contracts and foreign currency related translations	224,530	443	(4,156,892)	1,860,268

Change in net unrealized appreciation (depreciation)	(132,623,438)	(17,182,435)	(14,480,513)	(43,988,114)

Net realized and unrealized gain (loss)	(139,820,488)	(16,150,188)	(49,598,738)	(144,616,227)

Net increase (decrease) in net assets resulting from operations	$(107,792,780)	$7,748,726	$(24,644,035)	$(125,596,524)

158	See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Operations (Continued)

For the Year Ended March 31, 2016

Mercer Global Low Volatility Equity Fund
Investment Income:
Interest	$50,915
Dividends	18,298,090
Securities lending income	254,174
Withholding taxes	(961,604)

Total investment income	17,641,575

Expenses:
Advisory fees	6,428,407
Transfer agent fees	22,337
Custodian and fund accounting fees	355,086
Audit fees	58,931
Legal fees	82,743
Trustees fees	47,681
Registration fees	30,306
Interest expense	371
Miscellaneous	57,147

Total expenses	7,083,009

Net investment income (loss)	10,558,566

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	15,239,733
Closed futures contracts	(2,113,191)
Forward foreign currency contracts and foreign currency related transactions	251,917

Net realized gain	13,378,459

Change in net unrealized appreciation (depreciation) on:
Investments	11,861,437
Open futures contracts	621,287
Forward foreign currency contracts and foreign currency related translations	(457,479)

Change in net unrealized appreciation (depreciation)	12,025,245

Net realized and unrealized gain (loss)	25,403,704

Net increase (decrease) in net assets resulting from operations	$35,962,270

See accompanying Notes to the Financial Statements.	159

Mercer Funds

Statements of Changes in Net Assets

	Mercer US Large Cap Growth Equity Fund		Mercer US Large Cap Value Equity Fund
	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2016	Year Ended March 31, 2015
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$1,187,529	$1,371,357	$5,403,542	$5,280,848
Net realized gain (loss)	24,886,587	89,238,258	17,105,639	64,786,923
Change in net unrealized appreciation (depreciation)	(36,723,410)	(41,892,194)	(49,500,256)	(37,278,891)

Net increase (decrease) in net assets resulting from operations	(10,649,294)	48,717,421	(26,991,075)	32,788,880

Distributions to shareholders from:
Net investment income
Class Y-3	(1,544,807)	(1,009,786)	(5,818,504)	(5,406,946)

Total distributions from net investment income	(1,544,807)	(1,009,786)	(5,818,504)	(5,406,946)

Net realized gains
Class Y-3	(38,484,951)	(93,603,995)	(42,590,603)	(51,164,468)

Total distributions from net realized gains	(38,484,951)	(93,603,995)	(42,590,603)	(51,164,468)

Net share transactions (See Note 7):
Class Y-3	(10,759,407)	49,732,510	22,622,945	16,187,539

Increase (decrease) in net assets resulting from net shares transactions	(10,759,407)	49,732,510	22,622,945	16,187,539

Net increase (decrease) in net assets	(61,438,459)	3,836,150	(52,777,237)	(7,594,995)
Net assets:
Beginning of year	362,698,386	358,862,236	362,882,867	370,477,862

End of year	$301,259,927	$362,698,386	$310,105,630	$362,882,867

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(3,362)	$675,053	$954,639	$1,587,869

160	See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Changes in Net Assets (Continued)

	Mercer US Small/Mid Cap Growth Equity Fund		Mercer US Small/Mid Cap Value Equity Fund
	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2016	Year Ended March 31, 2015
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(804,412)	$(1,064,325)	$1,483,651	$1,175,519
Net realized gain (loss)	7,264,017	47,234,362	9,730,518	22,938,710
Change in net unrealized appreciation (depreciation)	(55,146,208)	7,053,216	(26,571,823)	(929,804)

Net increase (decrease) in net assets resulting from operations	(48,686,603)	53,223,253	(15,357,654)	23,184,425

Distributions to shareholders from:
Net investment income
Class Y-3	—	—	(1,219,489)	(994,292)

Total distributions from net investment income	—	—	(1,219,489)	(994,292)

Net realized gains
Class Y-3	(24,352,888)	(53,577,019)	(17,363,946)	(69,483,836)

Total distributions from net realized gains	(24,352,888)	(53,577,019)	(17,363,946)	(69,483,836)

Net share transactions (See Note 7):
Class Y-3	29,572,449	73,886,251	32,889,353	114,927,870

Increase in net assets resulting from net shares transactions	29,572,449	73,886,251	32,889,353	114,927,870

Net increase (decrease) in net assets	(43,467,042)	73,532,485	(1,051,736)	67,634,167
Net assets:
Beginning of year	470,892,605	397,360,120	456,345,841	388,711,674

End of year	$427,425,563	$470,892,605	$455,294,105	$456,345,841

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(97,703)	$(598,314)	$(212)	$166,913

See accompanying Notes to the Financial Statements.	161

Mercer Funds

Statements of Changes in Net Assets (Continued)

	Mercer Non-US Core Equity Fund		Mercer Core Fixed Income Fund
	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2016	Year Ended March 31, 2015
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$32,027,708	$35,085,958	$23,898,914	$25,019,242
Net realized gain (loss)	(7,197,050)	79,341,632	1,032,247	20,292,462
Change in net unrealized appreciation (depreciation)	(132,623,438)	(103,250,204)	(17,182,435)	5,565,408

Net increase (decrease) in net assets resulting from operations	(107,792,780)	11,177,386	7,748,726	50,877,112

Distributions to shareholders from:
Net investment income
Class Y-3	(32,290,964)	(47,473,858)	(24,184,241)	(26,100,759)

Total distributions from net investment income	(32,290,964)	(47,473,858)	(24,184,241)	(26,100,759)

Net realized gains
Class Y-3	(49,778,409)	(170,533,817)	(8,369,548)	(17,130,534)

Total distributions from net realized gains	(49,778,409)	(170,533,817)	(8,369,548)	(17,130,534)

Net share transactions (See Note 7):
Class Y-3	58,515,147	398,335,931	(83,968,766)	(191,436,484)

Increase (decrease) in net assets resulting from net shares transactions	58,515,147	398,335,931	(83,968,766)	(191,436,484)

Net increase (decrease) in net assets	(131,347,006)	191,505,642	(108,773,829)	(183,790,665)
Net assets:
Beginning of year	2,072,981,276	1,881,475,634	892,648,812	1,076,439,477

End of year	$1,941,634,270	$2,072,981,276	$783,874,983	$892,648,812

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(3,143,284)	$4,662,672	$4,915,211	$5,601,926

162	See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Changes in Net Assets (Continued)

	Mercer Opportunistic Fixed Income Fund		Mercer Emerging Markets Equity Fund
	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2016	Year Ended March 31, 2015
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$24,954,703	$18,584,572	$19,019,703	$16,472,583
Net realized gain (loss)	(35,118,225)	(2,390,213)	(100,628,113)	(13,106,014)
Change in net unrealized appreciation (depreciation)	(14,480,513)	(44,818,843)	(43,988,114)	1,697,780

Net increase (decrease) in net assets resulting from operations	(24,644,035)	(28,624,484)	(125,596,524)	5,064,349

Distributions to shareholders from:
Net investment income
Class Y-3	(3,476,394)	(17,059,016)	(11,714,562)	(18,781,299)

Total distributions from net investment income	(3,476,394)	(17,059,016)	(11,714,562)	(18,781,299)

Net realized gains
Class Y-3	(1,749,711)	(2,517,357)	—	—

Total distributions from net realized gains	(1,749,711)	(2,517,357)	—	—

Net share transactions (See Note 7):
Class Y-3	48,192,685	183,559,152	200,092,196	238,149,352

Increase in net assets resulting from net shares transactions	48,192,685	183,559,152	200,092,196	238,149,352

Net increase in net assets	18,322,545	135,358,295	62,781,110	224,432,402
Net assets:
Beginning of year	395,939,144	260,580,849	1,087,355,243	862,922,841

End of year	$414,261,689	$395,939,144	$1,150,136,353	$1,087,355,243

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(4,384,265)	$(1,552,201)	$5,375,948	$(3,030,275)

See accompanying Notes to the Financial Statements.	163

Mercer Funds

Statements of Changes in Net Assets (Continued)

	Mercer Global Low Volatility Equity Fund
	Year Ended March 31, 2016	Year Ended March 31, 2015
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$10,558,566	$10,007,231
Net realized gain (loss)	13,378,459	69,610,968
Change in net unrealized appreciation (depreciation)	12,025,245	(32,482,741)

Net increase in net assets resulting from operations	35,962,270	47,135,458

Distributions to shareholders from:
Net investment income
Class Y-3	(10,380,943)	(12,009,539)

Total distributions from net investment income	(10,380,943)	(12,009,539)

Net realized gains
Class Y-3	(47,787,568)	(41,263,632)

Total distributions from net realized gains	(47,787,568)	(41,263,632)

Net share transactions (See Note 7):
Class Y-3	155,539,826	82,548,255

Increase in net assets resulting from net shares transactions	155,539,826	82,548,255

Net increase in net assets	133,333,585	76,410,542
Net assets:
Beginning of year	819,051,936	742,641,394

End of year	$952,385,521	$819,051,936

Undistributed net investment income included in net assets at end of year	$1,709,899	$1,193,554

164	See accompanying Notes to the Financial Statements.

Mercer US Large Cap Growth Equity Fund

Financial Highlights

	Year Ended 03/31/16		Year Ended 03/31/15		Year Ended 03/31/14		Year Ended 03/31/13		Year Ended 03/31/12
For a Class Y-3 Share Outstanding Throughout Each Period:

Net asset value at beginning of year	$11.11		$13.16		$13.56		$13.27		$12.19

Net investment income†	0.04		0.05		0.07		0.08		0.04
Net realized and unrealized gain (loss) on investments	(0.43)		1.63		3.11		0.68		1.06

Total from investment operations	(0.39)		1.68		3.18		0.76		1.10

Less dividends and distributions:
From net investment income	(0.05)		(0.04)		(0.09)		(0.08)		(0.02)
From net realized gain on investments	(1.33)		(3.69)		(3.49)		(0.39)		—

Total dividends and distributions	(1.38)		(3.73)		(3.58)		(0.47)		(0.02)

Net asset value at end of year	$9.34		$11.11		$13.16		$13.56		$13.27

Total investment return	(4.09)%		13.63	%(a)	23.99	%(a)	6.03	%(a)	9.08	%(a)

Ratios/Supplemental Data:
Net investment income to average net assets	0.33%		0.37%		0.48%		0.61%		0.33%
Net expenses to average daily net assets	0.63	%(b)	0.60	%(b)	0.57%		0.57%		0.57%
Total expenses (before reductions and reimbursements) to average daily net assets	0.63	%(b)	0.63	%(b)	0.63%		0.63%		0.63%
Portfolio turnover rate	66%		118%		50%		65%		64%
Net assets at end of year (in 000’s)	$301,260		$362,698		$358,862		$465,787		$465,641

(a)	The total return would have been lower had certain expenses not been reduced or reimbursed during the periods shown.
(b)	Includes interest expense that amounts to less than 0.01%.
†	Computed using average shares outstanding throughout the year.

See accompanying Notes to the Financial Statements.	165

Mercer US Large Cap Value Equity Fund

Financial Highlights (Continued)

	Year Ended 03/31/16		Year Ended 03/31/15		Year Ended 03/31/14		Year Ended 03/31/13		Year Ended 03/31/12
For a Class Y-3 Share Outstanding Throughout Each Period:

Net asset value at beginning of year	$11.69		$12.66		$9.95		$8.71		$8.25

Net investment income†	0.16		0.18		0.18		0.18		0.16
Net realized and unrealized gain (loss) on investments	(1.01)		0.94		2.75		1.26		0.45

Total from investment operations	(0.85)		1.12		2.93		1.44		0.61

Less dividends and distributions:
From net investment income	(0.20)		(0.20)		(0.22)		(0.20)		(0.15)
From net realized gain on investments	(1.46)		(1.89)		—		—		—

Total dividends and distributions	(1.66)		(2.09)		(0.22)		(0.20)		(0.15)

Net asset value at end of year	$9.18		$11.69		$12.66		$9.95		$8.71

Total investment return	(7.28)%		9.10	%(a)	29.54	%(a)	16.71	%(a)	7.69	%(a)

Ratios/Supplemental Data:
Net investment income to average net assets	1.51%		1.44%		1.60%		2.07%		2.03%
Net expenses to average daily net assets	0.62	%(b)	0.59	%(b)	0.55%		0.55%		0.55%
Total expenses (before reductions and reimbursements) to average daily net assets	0.62	%(b)	0.62	%(b)	0.61%		0.60%		0.62%
Portfolio turnover rate	74%		60%		45%		59%		109%
Net assets at end of year (in 000’s)	$310,106		$362,883		$370,478		$475,898		$459,999

(a)	The total return would have been lower had certain expenses not been reduced or reimbursed during the periods shown.
(b)	Includes interest expense that amounts to less than 0.01%.
†	Computed using average shares outstanding throughout the year.

166	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Growth Equity Fund

Financial Highlights (Continued)

	Year Ended 03/31/16		Year Ended 03/31/15		Year Ended 03/31/14		Year Ended 03/31/13		Year Ended 03/31/12
For a Class Y-3 Share Outstanding Throughout Each Period:

Net asset value at beginning of year	$12.23		$12.44		$11.94		$11.62		$12.49

Net investment loss†	(0.02)		(0.03)		(0.02)		(0.01)		(0.04)
Net realized and unrealized gain (loss) on investments	(1.28)		1.32		2.63		1.31		0.27

Total from investment operations	(1.30)		1.29		2.61		1.30		0.23

Less dividends and distributions:
From net investment income	—		—		—		(0.01)		—
From net realized gain on investments	(0.63)		(1.50)		(2.11)		(0.97)		(1.10)

Total dividends and distributions	(0.63)		(1.50)		(2.11)		(0.98)		(1.10)

Net asset value at end of year	$10.30		$12.23		$12.44		$11.94		$11.62

Total investment return	(10.78)%		11.11	%(a)	22.34	%(a)	12.11	%(a)	3.36	%(a)

Ratios/Supplemental Data:
Net investment loss to average net assets	(0.18)%		(0.25)%		(0.17)%		(0.05)%		(0.36)%
Net expenses to average daily net assets	0.98	%(b)	0.98	%(b)	0.97%		0.96%		0.92%
Total expenses (before reductions and reimbursements) to average daily net assets	0.98	%(b)	0.99	%(b)	0.99%		1.01%		1.01%
Portfolio turnover rate	68%		75%		67%		54%		95%
Net assets at end of year (in 000’s)	$427,426		$470,893		$397,360		$442,080		$300,176

(a)	The total return would have been lower had certain expenses not been reduced or reimbursed during the periods shown.
(b)	Includes interest expense that amounts to less than 0.01%.
†	Computed using average shares outstanding throughout the year.

See accompanying Notes to the Financial Statements.	167

Mercer US Small/Mid Cap Value Equity Fund

Financial Highlights (Continued)

	Year Ended 03/31/16		Year Ended 03/31/15		Year Ended 03/31/14		Year Ended 03/31/13		Year Ended 03/31/12
For a Class Y-3 Share Outstanding Throughout Each Period:

Net asset value at beginning of year	$9.63		$10.98		$11.05		$9.94		$10.64

Net investment income†	0.03		0.03		0.04		0.13		0.06
Net realized and unrealized gain (loss) on investments	(0.43)		0.34		2.24		1.46		(0.14	)(a)

Total from investment operations	(0.40)		0.37		2.28		1.59		(0.08)

Less dividends and distributions:
From net investment income	(0.02)		(0.02)		(0.10)		(0.11)		(0.04)
From net realized gain on investments	(0.36)		(1.70)		(2.25)		(0.37)		(0.58)

Total dividends and distributions	(0.38)		(1.72)		(2.35)		(0.48)		(0.62)

Net asset value at end of year	$8.85		$9.63		$10.98		$11.05		$9.94

Total investment return	(4.00)%		4.27	%(b)	21.61	%(b)	16.51	%(b)	(0.03	)%(b)

Ratios/Supplemental Data:
Net investment income to average net assets	0.33%		0.28%		0.38%		1.26%		0.60%
Net expenses to average daily net assets	0.97	%(c)	0.98	%(c)	0.97%		0.96%		0.92%
Total expenses (before reductions and reimbursements) to average daily net assets	0.97	%(c)	0.99	%(c)	1.00%		1.01%		1.01%
Portfolio turnover rate	83%		88%		122	%(d)	80%		92%
Net assets at end of year (in 000’s)	$455,294		$456,346		$388,712		$429,412		$292,391

(a)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain for the period due to the timing of sales of the Fund in relation to the fluctuating net asset value per share of the Fund.
(b)	The total return would have been lower had certain expenses not been reduced or reimbursed during the periods shown.
(c)	Includes interest expense that amounts to less than 0.01%.
(d)	Portfolio turnover calculation does not include $38,447,113 of securities transferred out of the Fund as part of an in-kind redemption.
†	Computed using average shares outstanding throughout the period.

168	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Financial Highlights (Continued)

	Year Ended 03/31/16		Year Ended 03/31/15		Year Ended 03/31/14		Year Ended 03/31/13		Year Ended 03/31/12
For a Class Y-3 Share Outstanding Throughout Each Period:

Net asset value at beginning of year	$10.64		$11.92		$10.58		$9.72		$10.46

Net investment income†	0.16		0.19		0.29		0.21		0.25
Net realized and unrealized gain (loss) on investments	(0.76)		(0.22)		1.94		0.90		(0.81)

Total from investment operations	(0.60)		(0.03)		2.23		1.11		(0.56)

Less dividends and distributions:
From net investment income	(0.17)		(0.27)		(0.33)		(0.25)		(0.18)
From net realized gain on investments	(0.26)		(0.98)		(0.56)		—		—

Total dividends and distributions	(0.43)		(1.25)		(0.89)		(0.25)		(0.18)

Net asset value at end of year	$9.61		$10.64		$11.92		$10.58		$9.72

Total investment return	(5.64)%		0.19	%(a)	21.48	%(a)	11.53	%(a)	(5.15	)%(a)

Ratios/Supplemental Data:
Net investment income to average net assets	1.60%		1.72%		2.52%		2.17%		2.57%
Net expenses to average daily net assets	0.83	%(b)	0.84	%(b)	0.85%		0.83%		0.82%
Total expenses (before reductions and reimbursements) to average daily net assets	0.83	%(b)	0.84	%(b)	0.86%		0.86%		0.92%
Portfolio turnover rate	109%		101%		95	%(c)	90%		105	%(d)
Net assets at end of year (in 000’s)	$1,941,634		$2,072,981		$1,881,476		$2,138,930		$1,892,784

(a)	The total return would have been lower had certain expenses not been reduced or reimbursed during the periods shown.
(b)	Includes interest expense that amounts to less than 0.01%.
(c)	Portfolio turnover calculation does not include $177,821,966 of securities transferred out of the Fund as part of an in-kind redemption.
(d)	Portfolio turnover calculation does not include $9,536,640 of securities transferred into the Fund as part of an in-kind contribution.
†	Computed using average shares outstanding throughout the year.

See accompanying Notes to the Financial Statements.	169

Mercer Core Fixed Income Fund

Financial Highlights (Continued)

	Year Ended 03/31/16		Year Ended 03/31/15		Year Ended 03/31/14		Year Ended 03/31/13		Year Ended 03/31/12
For a Class Y-3 Share Outstanding Throughout Each Period:

Net asset value at beginning of year	$10.43		$10.42		$10.68		$10.58		$10.23

Net investment income†	0.29		0.28		0.24		0.27		0.33
Net realized and unrealized gain (loss) on investments	(0.17)		0.28		(0.19)		0.37		0.46

Total from investment operations	0.12		0.56		0.05		0.64		0.79

Less dividends and distributions:
From net investment income	(0.30)		(0.33)		(0.25)		(0.31)		(0.31)
From net realized gain on investments	(0.10)		(0.22)		(0.06)		(0.23)		(0.13)

Total dividends and distributions	(0.40)		(0.55)		(0.31)		(0.54)		(0.44)

Net asset value at end of year	$10.15		$10.43		$10.42		$10.68		$10.58

Total investment return	1.26%		5.43	%(a)	0.44	%(a)	6.15	%(a)	7.88	%(a)

Ratios/Supplemental Data:
Net investment income to average net assets	2.80%		2.66%		2.32%		2.51%		3.13%
Net expenses to average daily net assets	0.42	%(b)	0.40%		0.37%		0.37%		0.37%
Total expenses (before reductions and reimbursements) to average daily net assets	0.42	%(b)	0.42%		0.43%		0.43%		0.44%
Portfolio turnover rate	88%		192%		187	%(c)	125%		181%
Net assets at end of (in 000’s)	$783,875		$892,649		$1,076,439		$1,093,253		$1,025,624

(a)	The total return would have been lower had certain expenses not been reduced or reimbursed during the periods shown.
(b)	Includes interest expense that amounts to less than 0.01%.
(c)	Excludes treasury dollar roll transactions. The Portfolio turnover rate including treasury dollar roll transactions was 251% for the year ended March 31, 2014.
†	Computed using average shares outstanding throughout the year.

170	See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Financial Highlights (Continued)

	Year Ended 03/31/16		Year Ended 03/31/15		Period Ended 03/31/14(a)
For a Class Y-3 Share Outstanding Throughout Each Period:

Net asset value at beginning of year	$9.13		$10.43		$10.00

Net investment income†	0.54		0.56		0.34
Net realized and unrealized gain (loss) on investments	(1.12)		(1.32)		0.35

Total from investment operations	(0.58)		(0.76)		0.69

Less dividends and distributions:
From net investment income	(0.07)		(0.47)		(0.22)
From net realized gain on investments	(0.04)		(0.07)		(0.04)

Total dividends and distributions	(0.11)		(0.54)		(0.26)

Net asset value at end of year	$8.44		$9.13		$10.43

Total investment return(b)	(6.25)%		(7.36)%		7.00	%**

Ratios/Supplemental Data:
Net investment income to average net assets	6.28%		5.55%		5.52	%*
Net expenses to average daily net assets	0.90	%(c)	0.90	%(c)	0.90	%*
Total expenses (before reductions and reimbursements) to average daily net assets	0.95	%(c)	0.97	%(c)	1.17	%*
Portfolio turnover rate	53%		58%		28	%**
Net assets at end of year (in 000’s)	$414,262		$395,939		$260,581

(a)	The Fund commenced operations on August 21, 2013.
(b)	The total return would have been lower had certain expenses not been reduced or reimbursed during the periods shown.
(c)	Includes interest expense that amounts to less than 0.01%.
†	Computed using average shares outstanding throughout the year.
*	Annualized
**	Not annualized

See accompanying Notes to the Financial Statements.	171

Mercer Emerging Markets Equity Fund

Financial Highlights (Continued)

	Year Ended 03/31/16		Year Ended 03/31/15		Year Ended 03/31/14		Period Ended 03/31/13(a)
For a Class Y-3 Share Outstanding Throughout Each Period:

Net asset value at beginning of year	$9.88		$9.99		$10.49		$10.00

Net investment income†	0.16		0.17		0.18		0.10
Net realized and unrealized gain (loss) on investments	(1.36)		(0.09)		(0.46)		0.46

Total from investment operations	(1.20)		0.08		(0.28)		0.56

Less dividends and distributions:
From net investment income	(0.09)		(0.19)		(0.19)		(0.06)
From net realized gain on investments	—		—		(0.03)		(0.01)

Total dividends and distributions	(0.09)		(0.19)		(0.22)		(0.07)

Net asset value at end of year	$8.59		$9.88		$9.99		$10.49

Total investment return	(12.06)%		0.81	%(b)	(2.61	)%(b)	5.64	%(b)**

Ratios/Supplemental Data:
Net investment income to average net assets	1.79%		1.66%		1.77%		1.08	%*
Net expenses to average daily net assets	1.00	%(c)	0.98	%(c)	0.95	%(c)	0.95	%(c)*
Total expenses (before reductions and reimbursements) to average daily net assets	1.00	%(c)	1.00	%(c)	1.04	%(c)	1.15	%(c)*
Portfolio turnover rate	66%		46%		64%		52	%**
Net assets at end of year (in 000’s)	$1,150,136		$1,087,355		$862,923		$517,085

(a)	The Portfolio commenced operations on May 1, 2012.
(b)	The total return would have been lower had certain expenses not been reduced or reimbursed during the periods shown.
(c)	Includes interest expense that amounts to less than 0.01%.
†	Computed using average shares outstanding throughout the year.
*	Annualized
**	Not annualized

172	See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Financial Highlights (Continued)

	Year Ended 03/31/16		Year Ended 03/31/15		Year Ended 03/31/14		Period Ended 03/31/13(a)
For a Class Y-3 Share Outstanding Throughout Each Period:

Net asset value at beginning of year	$12.11		$12.27		$11.19		$10.00

Net investment income†	0.15		0.15		0.14		0.07
Net realized and unrealized gain on investments	0.33		0.54		1.45		1.14

Total from investment operations	0.48		0.69		1.59		1.21

Less dividends and distributions:
From net investment income	(0.14)		(0.19)		(0.16)		(0.02)
From net realized gain on investments	(0.64)		(0.66)		(0.35)		—

Total dividends and distributions	(0.78)		(0.85)		(0.51)		(0.02)

Net asset value at end of year	$11.81		$12.11		$12.27		$11.19

Total investment return	4.13%		5.80	%(b)	14.40	%(b)	12.13	%(b)**

Ratios/Supplemental Data:
Net investment income to average net assets	1.23%		1.25%		1.20%		1.62	%*
Net expenses to average daily net assets	0.82	%(c)	0.85	%(c)	0.85%		0.85	%*
Total expenses (before reductions and reimbursements/recapture) to average daily net assets	0.82	%(c)	0.84	%(c)	0.84%		1.00	%*
Portfolio turnover rate	31%		84%		46%		12	%**
Net assets at end of year (in 000’s)	$952,386		$819,052		$742,641		$301,230

(a)	The Fund commenced operations on November 6, 2012.
(b)	The total return would have been lower had certain expenses not been reduced or reimbursed during the periods shown.
(c)	Includes interest expense that amounts to less than 0.01%.
†	Computed using average shares outstanding throughout the year.
*	Annualized
**	Not annualized

See accompanying Notes to the Financial Statements.	173

Mercer Funds

Notes to the Financial Statements

March 31, 2016

1.	Organization

Mercer Funds (the “Trust”) consists of the following nine series: Mercer US Large Cap Growth Equity Fund (“Large Cap Growth”), Mercer US Large Cap Value Equity Fund (“Large Cap Value”), Mercer US Small/Mid Cap Growth Equity Fund (“Small/Mid Cap Growth”), Mercer US Small/Mid Cap Value Equity Fund (“Small/Mid Cap Value”), Mercer Non-US Core Equity Fund (“Non-US Core Equity”), Mercer Core Fixed Income Fund (“Core Fixed”), Mercer Opportunistic Fixed Income Fund (“Opportunistic Fixed”), Mercer Emerging Markets Equity Fund (“Emerging Markets”) and Mercer Global Low Volatility Equity Fund (“Global Low Volatility”) (each a “Fund,” and collectively referred to as the “Funds”). The Trust is a Delaware statutory trust established on March 11, 2005. The Trust is registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”). The Funds’ investment advisor is Mercer Investment Management, Inc. (the “Advisor”). The Advisor manages each Fund using a “manager of managers” approach by selecting one or more subadvisors (each a “Subadvisor,” and collectively referred to as the “Subadvisors”) to manage each Fund’s assets. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946: Financial Services — Investment Companies.

Under the 1940 Act, each Fund is classified as “diversified”, with the exception of Opportunistic Fixed. Opportunistic Fixed is classified as “non-diversified” under the 1940 Act, as amended, and may invest a larger percentage of its assets in fewer issuers than diversified funds.

The investment objectives of the Funds are:

Fund	Investment Objective
Large Cap Growth	Long-term total return, which includes capital appreciation and income
Large Cap Value	Long-term total return, which includes capital appreciation and income
Small/Mid Cap Growth	Long-term total return, comprised primarily of capital appreciation
Small/Mid Cap Value	Long-term total return, comprised primarily of capital appreciation
Non-US Core Equity	Long-term total return, which includes capital appreciation and income
Core Fixed	Total return, consisting of both current income and capital appreciation
Opportunistic Fixed	Long-term total return, which includes capital appreciation and income
Emerging Markets	Long-term total return, which includes capital appreciation and income
Global Low Volatility	Long-term total return, which includes capital appreciation and income

Each Fund has registered and is authorized to offer interests in four classes of shares: Class S, Class Y-1, Class Y-2 and Class Y-3. The principal difference between the classes of shares is the level of shareholder service, marketing and administrative fees borne by the classes. As of March 31, 2016, only the Class Y-3 shares of each Fund had commenced operations.

2.	Significant Accounting Policies

The following are significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2016

(a)  Security Valuation

Each Fund’s investments are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”) on each day when the NYSE is open. Portfolio securities listed on an exchange normally are valued at the last sale or official closing price on the day on which the securities are valued or, lacking any sales on such day, at the last available bid price using prices as of the close of trading. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by the Advisor or the applicable Subadvisor as the primary market for such securities. Securities traded in the over-the-counter (“OTC”) market and listed on the NASDAQ Stock Market (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price; other OTC securities are valued at the last bid price available prior to valuation (other than short-term investments, which are valued as described below). The Funds may invest in securities that are traded in foreign markets. Foreign securities will be converted into U.S. dollar equivalents based on the exchange rate in effect at a uniform time on each business day. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Board of Trustees of the Trust (the “Board”) has approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments in open-end investment companies are valued at their net asset value (“NAV”) per share.

Certain fixed-income securities may be valued based upon appraisals received from an independent pricing service using a computerized matrix system or based upon appraisals derived from information concerning the securities or similar securities received from a recognized dealer or dealers in those securities. It should be recognized that judgment often plays a greater role in valuing thinly traded securities, as well as bonds and other securities with few dealer quotations, than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available. Each such determination is based on consideration of relevant factors, and judgment is made by or at the direction of the Board. Each Fund values its investments for which market quotations are readily available at market value. Each Fund may value short-term investments that will mature within 60 days or less by using pricing service quotations or at amortized cost, provided that such amortized cost approximates market value.

Derivative financial instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Futures traded on inactive markets are valued using broker quotations. OTC derivative financial instruments, such as foreign currency contracts, options contracts, synthetic futures, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of an independent pricing service providers or broker dealer quotations. Depending on the derivative type and the terms of the derivative, the value of the derivative financial instruments is assigned by independent pricing service providers using a series of techniques, which may include pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, volatilities, dividends and exchange rates.

Senior secured floating rate loans and senior secured floating rate debt securities are valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, yield curves, prepayment speeds, tranche type, industry, company performance, spread, individual trading characteristics, institutional size trading in similar groups of securities and other market data.

The Board has delegated its responsibility for valuing portfolio securities to the Advisor, subject to continuing Board oversight. The Advisor has appointed a Valuation Committee that is responsible for overseeing the day-to-day process of valuing portfolio securities. With respect to portfolio securities for which market quotations are not readily available or (in the opinion of the Advisor or the applicable Subadvisor) do not otherwise accurately reflect the fair values of the securities, the Valuation Committee will value such securities at fair value based upon procedures approved by the Board.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2016

The application of fair value pricing represents a good faith determination based on specific procedures performed under the supervision of the Board. Due to the subjective nature of fair value pricing, there can be no assurance that a Fund could realize the fair value assigned to the security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV per share. A Fund’s value for a particular security may be different from the last quoted market price.

In May 2015, the FASB issued Accounting Standards Update (“ASU”) 2015-07 “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or its Equivalent)” (“ASU 2015-07”). ASU 2015-07 removes the requirement to categorize within the fair value hierarchy all investments for which the fair value is measured using the net asset value per share practical expedient. ASU 2015-07 is effective for public entities for fiscal years beginning after December 15, 2015 and interim periods within those fiscal years, with early adoption permitted. Management has elected to early adopt the disclosure requirements prescribed by ASU 2015-07. At March 31, 2016, the Funds did not hold any investments valued at NAV as practical expedient, as such, there was no impact to the Funds’ financial statement disclosures.

The Funds follow a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 — quoted prices unadjusted in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The assets and liabilities shown in the Statements of Assets and Liabilities related to investments purchased for “to-be-announced” (“TBA”) or when-issued securities approximate fair value and are determined using Level 2 inputs, as of March 31, 2016. The assets and liabilities shown in the Statements of Assets and Liabilities related to cash collateral held at broker for futures contracts are determined using Level 1 inputs as of March 31, 2016.

At March 31, 2016, Large Cap Growth, Large Cap Value and Small/Mid Cap Value held long-term investments whose value was determined using Level 1 inputs, with corresponding major categories as shown in the schedule of investments, Futures Contracts whose value was determined using Level 1 inputs and short-term investment positions in a Euro Time Deposit and State Street Institutional U.S. Government Money Market Fund, Premier Class, as shown in the schedule of investments, whose value was determined using Level 2 inputs.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2016

The following is a summary of the inputs used as of March 31, 2016 in valuing the assets and liabilities of Small/Mid Cap Growth, Non-US Core Equity, Core Fixed, Opportunistic Fixed, Emerging Markets and Global Low Volatility for which fair valuation was used:

Small/Mid Cap Growth

ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Advertising	$2,093,270	$—	$—	$2,093,270
Aerospace & Defense	5,933,810	—	—	5,933,810
Airlines	4,502,024	—	—	4,502,024
Apparel	5,983,222	—	—	5,983,222
Banks	7,101,501	—	—	7,101,501
Biotechnology	6,815,354	—	—	6,815,354
Building Materials	8,647,951	—	—	8,647,951
Chemicals	8,721,531	—	—	8,721,531
Commercial Services	27,849,428	—	—	27,849,428
Computers	21,809,663	—	—	21,809,663
Distribution & Wholesale	5,640,585	—	—	5,640,585
Diversified Financial Services	20,490,511	—	—	20,490,511
Electrical Components & Equipment	1,219,403	—	—	1,219,403
Electronics	5,313,156	—	—	5,313,156
Engineering & Construction	1,488,342	—	—	1,488,342
Entertainment	3,135,265	—	—	3,135,265
Food	950,610	—	—	950,610
Hand & Machine Tools	5,318,036	—	—	5,318,036
Health Care - Products	23,664,791	—	—	23,664,791
Health Care - Services	11,021,342	—	—	11,021,342
Home Furnishings	896,277	—	—	896,277
Household Products & Wares	4,744,885	—	—	4,744,885
Insurance	3,572,816	—	—	3,572,816
Internet	14,964,592	—	—	14,964,592
Leisure Time	2,632,763	—	—	2,632,763
Lodging	1,529,126	—	—	1,529,126
Machinery - Diversified	19,815,569	—	—	19,815,569
Media	3,452,411	—	—	3,452,411
Miscellaneous - Manufacturing	4,923,630	—	—	4,923,630
Office Furnishings	2,675,940	—	—	2,675,940
Oil & Gas	3,780,374	—	—	3,780,374
Oil & Gas Services	6,143,859	—	—	6,143,859
Packaging & Containers	2,062,647	—	—	2,062,647
Pharmaceuticals	13,190,526	—	—	13,190,526
Real Estate	1,846,030	—	—	1,846,030
REITS	19,096,320	—	—	19,096,320
Retail	43,211,003	—	—	43,211,003
Semiconductors	8,153,999	—	—	8,153,999
Software	46,238,189	—	—	46,238,189
Telecommunications	9,852,524	—	—	9,852,524
Transportation	7,771,908	—	—	7,771,908

Total Common Stocks	398,255,183	—	—	398,255,183

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2016

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)	Total
Investment Companies
Investment Companies	$10,519,290	$—		$—	$10,519,290

Total Investment Companies	10,519,290	—		—	10,519,290

Warrants
Oil & Gas	—	0	*	—	—

Total Warrants	—	0		—	—

Short-Term Investments
Bank Deposits	—	19,163,909		—	19,163,909
Securities Lending Collateral	—	35,835,272		—	35,835,272

Total Short-Term Investments	—	54,999,181		—	54,999,181

Futures Contracts†
Buys	257,657	—		—	257,657

Total Futures Contracts	257,657	—		—	257,657

Total	$409,032,130	$54,999,181		$—	$464,031,311

*	Represents one or more Level 2 securities at $0 value as of March 31, 2016.
†	Futures contracts are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statements of Assets and Liabilities.

Non-US Core Equity

ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Australia	$71,812,000	$0	*	$—	$71,812,000
Austria	16,058,219	—		—	16,058,219
Belgium	18,555,131	—		—	18,555,131
Bermuda	4,625,137	—		—	4,625,137
Brazil	2,082,786	—		—	2,082,786
Canada	18,821,175	—		—	18,821,175
Cayman Islands	17,972,398	—		—	17,972,398
China	2,324,950	—		—	2,324,950
Denmark	38,813,968	—		—	38,813,968
Faroe Islands	664,617	—		—	664,617
Finland	21,038,101	76,944		—	21,115,045
France	152,592,129	—		—	152,592,129
Germany	146,616,497	—		—	146,616,497
Gibraltar	365,943	—		—	365,943
Hong Kong	21,485,966	—		—	21,485,966
Hungary	2,746,995	—		—	2,746,995
India	1,051,610	—		—	1,051,610

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2016

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Indonesia	$8,628,571	$—	$—		$8,628,571
Ireland	4,837,119	—	—		4,837,119
Isle Of Man	2,005,278	—	—		2,005,278
Israel	6,175,690	—	—		6,175,690
Italy	28,721,116	—	—		28,721,116
Japan	381,615,645	272,494	—		381,888,139
Luxembourg	5,248,422	—	—		5,248,422
Malaysia	2,675,094	—	—		2,675,094
Malta	2,198,223	—	—		2,198,223
Mauritius	887,806	—	—		887,806
Mexico	4,438,470	—	—		4,438,470
Netherlands	63,197,251	—	—		63,197,251
New Zealand	9,096,683	—	—		9,096,683
Norway	23,257,030	—	—		23,257,030
Philippines	913,583	—	—		913,583
Poland	1,591,641	—	—		1,591,641
Portugal	14,619,154	—	0	**	14,619,154
Russia	2,877,217	—	—		2,877,217
Singapore	5,669,298	—	—		5,669,298
South Africa	1,041,035	—	—		1,041,035
South Korea	6,384,067	—	—		6,384,067
Spain	45,593,486	—	0	**	45,593,486
Sweden	51,410,571	—	—		51,410,571
Switzerland	155,862,371	—	—		155,862,371
Taiwan	9,855,309	—	—		9,855,309
Thailand	1,029,266	—	—		1,029,266
Turkey	1,242,652	—	—		1,242,652
United Kingdom	359,196,666	—	—		359,196,666
United States	45,758,585	—	—		45,758,585

Total Common Stocks	1,783,654,921	349,438	0		1,784,004,359

Investment Companies
United States	17,641,744	—	—		17,641,744

Total Investment Companies	17,641,744	—	—		17,641,744

Preferred Stocks
Brazil	1,677,340	—	—		1,677,340
Germany	12,045,299	—	—		12,045,299
Spain	461,543	—	—		461,543

Total Preferred Stocks	14,184,182	—	—		14,184,182

Short-Term Investments
Bank Deposits	—	121,519,968	—		121,519,968
Securities Lending Collateral	—	91,339,396	—		91,339,396

Total Short-Term Investments	—	212,859,364	—		212,859,364

Total	$1,815,480,847	$213,208,802	$0		$2,028,689,649

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2016

LIABILITIES VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Futures Contracts†
Buys	$(198,945)	$—	$—	$(198,945)

Total Futures Contracts	(198,945)	—	—	(198,945)

Total	$(198,945)	$—	$—	$(198,945)

*	Represents one or more Level 2 securities at $0 value as of March 31, 2016.
**	Represents one or more Level 3 securities at $0 value as of March 31, 2016.
†	Futures contracts are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statements of Assets and Liabilities.

Core Fixed

ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Debt Obligations
Asset Backed Securities	$—	$84,533,051	$—		$84,533,051
Corporate Debt	—	312,760,443	0	**	312,760,443
Mortgage Backed Securities - Private Issuers	—	87,010,024	—		87,010,024
Mortgage Backed Securities - U.S. Government Agency Obligations	—	208,769,281	—		208,769,281
Municipal Obligations	—	21,454,802	—		21,454,802
Sovereign Debt Obligations	—	5,785,115	—		5,785,115
U.S. Government and Agency Obligations	—	46,239,855	—		46,239,855

Total Debt Obligations	—	766,552,571	0		766,552,571

Preferred Stocks
Diversified Financial Services	2,526,469	—	—		2,526,469

Total Preferred Stocks	2,526,469	—	—		2,526,469

Short-Term Investments
Bank Deposits	—	24,067,901	—		24,067,901
Securities Lending Collateral	—	11,661,485	—		11,661,485
U.S. Government and Agency Obligations	—	2,418,807	—		2,418,807

Total Short-Term Investments	—	38,148,193	—		38,148,193

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2016

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Futures Contracts†
Buys	$201,614	$—	$—	$201,614
Sales	179,897	—	—	179,897

Total Futures Contracts	381,511	—	—	381,511

Swaps
Centrally Cleared Interest Rate Swaps†	—	73,795	—	73,795
Centrally Cleared Credit Default Swaps†	—	222,333	—	222,333

Total Swaps	—	296,128	—	296,128

Total	$2,907,980	$804,996,892	$0	$807,904,872

LIABILITIES VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Futures Contracts†
Buys	$(1,079)	$—	$—	$(1,079)

Total Futures Contracts	(1,079)	—	—	(1,079)

Swaps
Centrally Cleared Interest Rate Swaps†	—	(993,272)	—	(993,272)

Total Swaps	—	(993,272)	—	(993,272)

Total	$(1,079)	$(993,272)	$—	$(994,351)

**	Represents one or more Level 3 securities at $0 value as of March 31, 2016.
†	Futures contracts and Centrally Cleared Swaps are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statements of Assets and Liabilities.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2016

Opportunistic Fixed

ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
Corporate Debt	$—	$205,266,539	$—	$205,266,539
Sovereign Debt Obligations	—	178,809,303	—	178,809,303

Total Debt Obligations	—	384,075,842	—	384,075,842

Short-Term Investments
Bank Deposits	—	21,444,720	—	21,444,720
Securities Lending Collateral	—	20,602,453	—	20,602,453

Total Short-Term Investments	—	42,047,173	—	42,047,173

Forward Foreign Currency Contracts†
Buys	—	3,259,878	—	3,259,878
Sales	—	1,390	—	1,390
Cross - Currency Forwards	—	18,172	—	18,172

Total Forward Foreign Currency Contracts	—	3,279,440	—	3,279,440

Futures Contracts†
Buys	290,471	6,606	—	297,077

Total Futures Contracts	290,471	6,606	—	297,077

Total	$290,471	$429,409,061	$—	$429,699,532

LIABILITIES VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Forward Foreign Currency Contracts†
Buys	$—	$(66,352)	$—	$(66,352)
Sales	—	(5,965,144)	—	(5,965,144)

Total Forward Foreign Currency Contracts	—	(6,031,496)	—	(6,031,496)

Total	$—	$(6,031,496)	$—	$(6,031,496)

†	Forward foreign currency contracts and Futures contracts are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statements of Assets and Liabilities.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2016

Emerging Markets

ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Bermuda	$11,698,472	$—	$—	$11,698,472
Brazil	50,208,426	—	—	50,208,426
Cayman Islands	97,546,528	—	—	97,546,528
Chile	10,765,846	—	—	10,765,846
China	137,286,505	—	—	137,286,505
Colombia	1,603,901	—	—	1,603,901
Czech Republic	2,753,490	—	—	2,753,490
Denmark	2,774,903	—	—	2,774,903
Hong Kong	58,415,154	—	—	58,415,154
Hungary	8,435,615	—	—	8,435,615
India	89,115,044	—	—	89,115,044
Indonesia	26,139,208	—	—	26,139,208
Luxembourg	2,091,883	—	—	2,091,883
Malaysia	15,172,881	—	—	15,172,881
Malta	662,663	—	—	662,663
Mexico	44,106,741	—	—	44,106,741
Netherlands	1,487,274	—	—	1,487,274
Philippines	6,080,531	—	—	6,080,531
Poland	6,831,661	—	—	6,831,661
Qatar	7,943,412	—	—	7,943,412
Romania	500,977	—	—	500,977
Russia	22,074,267	—	—	22,074,267
South Africa	49,013,753	—	—	49,013,753
South Korea	142,607,742	—	—	142,607,742
Taiwan	145,695,136	—	—	145,695,136
Thailand	15,200,067	3,510,479	—	18,710,546
Turkey	23,448,837	—	—	23,448,837
United Arab Emirates	14,549,218	—	—	14,549,218
United Kingdom	12,565,883	—	—	12,565,883
United States	2,268,426	—	—	2,268,426

Total Common Stocks	1,009,044,444	3,510,479	—	1,012,554,923

Preferred Stocks
Brazil	16,989,660	—	—	16,989,660
Chile	1,630,152	—	—	1,630,152
Colombia	793,608	—	—	793,608

Total Preferred Stocks	19,413,420	—	—	19,413,420

Short-Term Investments
Bank Deposits	—	101,521,449	—	101,521,449
Investment Fund	—	3,760,000	—	3,760,000
Securities Lending Collateral	—	37,754,026	—	37,754,026

Total Short-Term Investments	—	143,035,475	—	143,035,475

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2016

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Forward Foreign Currency Contracts†
Buys	$—	$9,362,176	$—	$9,362,176
Sales	—	927	—	927

Total Forward Foreign Currency Contracts	—	9,363,103	—	9,363,103

Futures Contracts†
Buys	3,219,620	—	—	3,219,620
Sales	78,374	—	—	78,374

Total Futures Contracts	3,297,994	—	—	3,297,994

Synthetic Futures	—	853,935	—	853,935

Total	$1,031,755,858	$156,762,992	$—	$1,188,518,850

LIABILITIES VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Forward Foreign Currency Contracts†
Buys	$—	$(1,223)	$—	$(1,223)
Sales	—	(9,056,273)	—	(9,056,273)

Total Forward Foreign Currency Contracts	—	(9,057,496)	—	(9,057,496)

Futures Contracts†
Sales	(66,371)	—	—	(66,371)

Total Futures Contracts	(66,371)	—	—	(66,371)

Synthetic Futures	—	(288,409)	—	(288,409)

Total	$(66,371)	$(9,345,905)	$—	$(9,412,276)

†	Forward foreign currency contracts and Futures contracts are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statements of Assets and Liabilities.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2016

Global Low Volatility

ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Australia	$9,847,959	$—	$—	$9,847,959
Austria	7,156,985	—	—	7,156,985
Belgium	6,303,262	—	—	6,303,262
Bermuda	11,952,394	—	—	11,952,394
Canada	38,672,521	—	—	38,672,521
Denmark	1,091,371	—	—	1,091,371
Faroe Islands	863,282	—	—	863,282
France	17,987,850	—	—	17,987,850
Germany	10,541,402	—	—	10,541,402
Hong Kong	5,187,797	—	—	5,187,797
Ireland	8,328,326	—	—	8,328,326
Israel	4,603,516	—	—	4,603,516
Italy	3,044,519	—	—	3,044,519
Japan	44,994,172	61,924	—	45,056,096
Luxembourg	853,674	—	—	853,674
Mexico	2,356,959	—	—	2,356,959
Netherlands	5,107,839	—	—	5,107,839
New Zealand	20,747,051	—	—	20,747,051
Norway	8,901,540	—	—	8,901,540
Panama	343,005	—	—	343,005
Portugal	47,785	—	—	47,785
Russia	330,941	—	—	330,941
Singapore	3,375,679	—	—	3,375,679
South Korea	3,304,783	—	—	3,304,783
Spain	6,363,571	—	—	6,363,571
Sweden	10,326,890	—	—	10,326,890
Switzerland	33,296,560	—	—	33,296,560
Thailand	976,254	—	—	976,254
United Kingdom	76,448,972	—	—	76,448,972
United States	472,868,302	—	—	472,868,302

Total Common Stocks	816,225,161	61,924	—	816,287,085

Investment Companies
United States	12,860,031	—	—	12,860,031

Total Investment Companies	12,860,031	—	—	12,860,031

Preferred Stocks
Germany	1,590,525	—	—	1,590,525
Japan	395,362	—	—	395,362
Sweden	141,741	—	—	141,741

Total Preferred Stocks	2,127,628	—	—	2,127,628

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2016

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Rights
United Kingdom	$—	$77	$—	$77

Total Rights	—	77	—	77

Warrants
United States	256,101	—	—	256,101

Total Warrants	256,101	—	—	256,101

Debt Obligations	—	2,293,567	—	2,293,567

Total Debt Obligations	—	2,293,567	—	2,293,567

Short-Term Investments
Bank Deposits	—	117,481,776	—	117,481,776
Securities Lending Collateral	—	13,141,060	—	13,141,060

Total Short-Term Investments	—	130,622,836	—	130,622,836

Forward Foreign Currency Contracts†
Sales	—	3,585	—	3,585

Total Forward Foreign Currency Contracts	—	3,585	—	3,585

Futures Contracts†
Buys	686,200	—	—	686,200

Total Futures Contracts	686,200	—	—	686,200

Total	$832,155,121	$132,981,989	$—	$965,137,110

LIABILITIES VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Forward Foreign Currency Contracts†
Sales	$—	$(49,773)	$—	$(49,773)

Total Forward Foreign Currency Contracts	—	(49,773)	—	(49,773)

Futures Contracts†
Buys	(27,628)	—	—	(27,628)

Total Futures Contracts	(27,628)	—	—	(27,628)

Total	$(27,628)	$(49,773)	$—	$(77,401)

†	Forward foreign currency contracts and Futures contracts are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statements of Assets and Liabilities.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2016

The following tables show transfers between Level 1 and Level 2 of the fair value hierarchy:

Emerging Markets

	Transfers In			Transfers Out
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs		Level 1 — Quoted Prices		Level 2 — Other Significant Observable Inputs
Common Stocks	$—	$3,510,479	*	$3,510,479	*	$—

*	Transfers occurred between Level 1 and Level 2 as a result of foreign securities not receiving an exchange traded price.

For financial statement reporting purposes, the Funds recognize transfers between Levels as of the end of the reporting period.

The following tables include a rollforward of the amounts for the year ended March 31, 2016 for financial instruments classified as Level 3:

Non-US Core Equity

Investments in Securities	Balance as of March 31, 2015		Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Transfers In (Out) of Level 3	Purchases	Balance as of March 31, 2016		Change in Unrealized Appreciation (Depreciation) from Investments Held at March 31, 2016
COMMON STOCKS
Portugal	$100,852		$—	$(100,852)	$—	$—	$0	^^	$(100,852)
Spain	0	^	—	—	—	—	0	^^	—

Total	$100,852		$—	$(100,852)	$—	$—	$0	^^	$(100,852)

^	Represents one security at $0 value as of March 31, 2015.
^^	Represents one security at $0 value as of March 31, 2016.

Core Fixed

Investments in Securities	Balance as of March 31, 2015		Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Transfers In (Out) of Level 3	Purchases/ Sales	Balance as of March 31, 2016		Change in Unrealized Appreciation (Depreciation) from Investments Held at March 31, 2016
DEBT OBLIGATIONS
Corporate Debt	$0	^	$(418,993)	$418,993	$—	$—	$0	^^	$—

Total	$0	^	$(418,993)	$418,993	$—	$—	$0	^^	$—

^	Represents three securities at $0 value as of March 31, 2015.
^^	Represents one security at $0 value as of March 31, 2016.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2016

Investments in Derivative Instruments

Non-US Core Equity, Emerging Markets and Global Low Volatility held rights during the year as a result of corporate actions. Small/Mid Cap Growth and Global Low Volatility held warrants during the year as a result of corporate actions.

At March 31, 2016 and during the period then ended, the Funds had the following derivatives and transactions in derivatives, grouped into appropriate risk categories:

Large Cap Growth

ASSET DERIVATIVES

	Equity Risk	Total
Futures Contracts(3)	$284,626	$284,626

Total Value	$284,626	$284,626

NET REALIZED GAIN (LOSS)

	Equity Risk	Total
Futures Contracts(7)	$166,086	$166,086

Total Realized Gain (Loss)	$166,086	$166,086

CHANGE IN APPRECIATION (DEPRECIATION)

	Equity Risk	Total
Futures Contracts(12)	$459,686	$459,686

Total Change in Appreciation (Depreciation)	$459,686	$459,686

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(15)

	Equity Risk	Total
Futures Contracts	118	118

Large Cap Value

ASSET DERIVATIVES

	Equity Risk	Total
Futures Contracts(3)	$157,834	$157,834

Total Value	$157,834	$157,834

NET REALIZED GAIN (LOSS)

	Equity Risk	Total
Futures Contracts(7)	$(938,034)	$(938,034)

Total Realized Gain (Loss)	$(938,034)	$(938,034)

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2016

CHANGE IN APPRECIATION (DEPRECIATION)

	Equity Risk	Total
Futures Contracts(12)	$288,868	$288,868

Total Change in Appreciation (Depreciation)	$288,868	$288,868

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(15)

	Equity Risk	Total
Futures Contracts	122	122

Small/Mid Cap Growth

ASSET DERIVATIVES

	Equity Risk		Total
Warrants(1)	$0	*	$0
Futures Contracts(3)	257,657		257,657

Total Value	$257,657		$257,657

NET REALIZED GAIN (LOSS)

	Equity Risk	Total
Futures Contracts(7)	$(2,368,552)	$(2,368,552)

Total Realized Gain (Loss)	$(2,368,552)	$(2,368,552)

CHANGE IN APPRECIATION (DEPRECIATION)

	Equity Risk	Total
Warrants(10)	$0	$0
Futures Contracts(12)	111,380	111,380

Total Change in Appreciation (Depreciation)	$111,380	$111,380

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(15)

	Equity Risk	Total
Warrants	27,862	27,862
Futures Contracts	159	159

Small/Mid Cap Value

ASSET DERIVATIVES

	Equity Risk	Total
Futures Contracts(3)	$257,535	$257,535

Total Value	$257,535	$257,535

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2016

NET REALIZED GAIN (LOSS)

	Equity Risk	Total
Futures Contracts(7)	$(2,228,225)	$(2,228,225)

Total Realized Gain (Loss)	$(2,228,225)	$(2,228,225)

CHANGE IN APPRECIATION (DEPRECIATION)

	Equity Risk	Total
Futures Contracts(12)	$23,170	$23,170

Total Change in Appreciation (Depreciation)	$23,170	$23,170

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(15)

	Equity Risk	Total
Futures Contracts	134	134

Non-US Core Equity

LIABILITY DERIVATIVES

	Foreign Exchange Risk	Equity Risk	Total
Futures Contracts(3)	$—	$(198,945)	$(198,945)

Total Value	$—	$(198,945)	$(198,945)

NET REALIZED GAIN (LOSS)

	Foreign Exchange Risk	Equity Risk	Total
Options Purchased(5)	$69,668	$—	$69,668
Rights(5)	—	196,725	196,725
Futures Contracts(7)	—	(4,035,183)	(4,035,183)
Forward Foreign Currency Contracts(6)	(37)	—	(37)

Total Realized Gain (Loss)	$69,631	$(3,838,458)	$(3,768,827)

CHANGE IN APPRECIATION (DEPRECIATION)

	Foreign Exchange Risk	Equity Risk	Total
Options Purchased(10)	$77,788	$—	$77,788
Rights(10)	—	(31,442)	(31,442)
Futures Contracts(12)	—	(350,330)	(350,330)

Total Change in Appreciation (Depreciation)	$77,788	$(381,772)	$(303,984)

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2016

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(15)

	Foreign Exchange Risk	Equity Risk	Total
Options Purchased	12,282,120	—	12,282,120
Rights	—	243,694	243,694
Futures Contracts	—	916	916
Forward Foreign Currency Contracts	(21,214)	—	(21,214)

Core Fixed

ASSET DERIVATIVES

	Interest Rate Risk		Foreign Exchange Risk	Credit Risk		Total
Futures Contracts(3)	$381,511		$—	$—		$381,511
Centrally Cleared Swap Contracts	73,795	**	—	222,333	**	296,128

Total Value	$455,306		$—	$222,333		$677,639

LIABILITY DERIVATIVES

	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures Contracts(3)	$(1,079)	$—	$—	$(1,079)
Centrally Cleared Swap Contracts	(993,272)**	—	—	(993,272)

Total Value	$(994,351)	$—	$—	$(994,351)

NET REALIZED GAIN (LOSS)

	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Options Purchased(5)	$(480,228)	$(94,575)	$—	$(574,803)
Options Written(8)	235,979	63,431	—	299,410
Swaps Contracts(9)	(635,204)	—	(172,361)	(807,565)
Futures Contracts(7)	703,955	—	—	703,955

Total Realized Gain (Loss)	$(175,498)	$(31,144)	$(172,361)	$(379,003)

CHANGE IN APPRECIATION (DEPRECIATION)

	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Options Written(13)	$4,134	$—	$—	$4,134
Options Purchased(10)	(46,037)	—	—	(46,037)
Swaps Contracts(14)	(741,284)	—	211,992	(529,292)
Futures Contracts(12)	371,934	—	—	371,934

Total Change in Appreciation (Depreciation)	$(411,253)	$—	$211,992	$(199,261)

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2016

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(15)

	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Options Purchased	205,571	2,385,000	—	2,590,571
Options Written	(199,571)	(2,385,000)	—	(2,584,571)
Swaps Contracts	38,331,326	—	17,000,000	55,331,326
Futures Contracts	718	—	—	718

Opportunistic Fixed

ASSET DERIVATIVES

	Interest Rate Risk	Foreign Exchange Risk	Total
Futures Contracts(3)	$297,077	$—	$297,077
Forward Foreign Currency Contracts(2)†	—	3,279,440	3,279,440

Total Value	$297,077	$3,279,440	$3,576,517

LIABILITY DERIVATIVES

	Interest Rate Risk	Foreign Exchange Risk	Total
Forward Foreign Currency Contracts(4)	$—	$(6,031,496)	$(6,031,496)

Total Value	$—	$(6,031,496)	$(6,031,496)

NET REALIZED GAIN (LOSS)

	Interest Rate Risk	Foreign Exchange Risk	Total
Futures Contracts(7)	$(843,070)	$—	$(843,070)
Forward Foreign Currency Contracts(6)†	—	2,499,354	2,499,354

Total Realized Gain (Loss)	$(843,070)	$2,499,354	$1,656,284

CHANGE IN APPRECIATION (DEPRECIATION)

	Interest Rate Risk	Foreign Exchange Risk	Total
Futures Contracts(12)	$760,965	$—	$760,965
Forward Foreign Currency Contracts(11)†	—	(4,833,525)	(4,833,525)

Total Change in Appreciation (Depreciation)	$760,965	$(4,833,525)	$(4,072,560)

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(15)

	Interest Rate Risk	Foreign Exchange Risk	Total
Futures Contracts	1,783	—	1,783
Forward Foreign Currency Contracts†	—	(3,636,954)	(3,636,954)

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2016

Emerging Markets

ASSET DERIVATIVES

	Foreign Exchange Risk	Equity Risk	Total
Futures Contracts(3)††	$—	$4,151,929	$4,151,929
Forward Foreign Currency Contracts(2)	9,363,103	—	9,363,103

Total Value	$9,363,103	$4,151,929	$13,515,032

LIABILITY DERIVATIVES

	Foreign Exchange Risk	Equity Risk	Total
Futures Contracts(3)††	$—	$(354,780)	$(354,780)
Forward Foreign Currency Contracts(4)	(9,057,496)	—	(9,057,496)

Total Value	$(9,057,496)	$(354,780)	$(9,412,276)

NET REALIZED GAIN (LOSS)

	Foreign Exchange Risk	Equity Risk	Total
Rights(5)	$—	$(20,618)	$(20,618)
Futures Contracts(7)††	—	(12,613,273)	(12,613,273)
Forward Foreign Currency Contracts(6)	1,795,766	—	1,795,766

Total Realized Gain (Loss)	$1,795,766	$(12,633,891)	$(10,838,125)

CHANGE IN APPRECIATION (DEPRECIATION)

	Foreign Exchange Risk	Equity Risk	Total
Futures Contracts(12)††	$—	$1,669,469	$1,669,469
Forward Foreign Currency Contracts(11)	926,076	—	926,076

Total Change in Appreciation (Depreciation)	$926,076	$1,669,469	$2,595,545

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(15)

	Foreign Exchange Risk	Equity Risk	Total
Rights	—	16,118	16,118
Futures Contracts††	—	3,731,929	3,731,929
Forward Foreign Currency Contracts	36,696,854	—	36,696,854

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2016

Global Low Volatility

ASSET DERIVATIVES

	Foreign Exchange Risk	Equity Risk	Total
Rights(1)	$—	$77	$77
Warrants(1)	—	256,101	256,101
Futures Contracts(3)	43,384	642,816	686,200
Forward Foreign Currency Contracts(2)	3,585	—	3,585

Total Value	$46,969	$898,994	$945,963

LIABILITY DERIVATIVES

	Foreign Exchange Risk	Equity Risk	Total
Futures Contracts(3)	$—	$(27,628)	$(27,628)
Forward Foreign Currency Contracts(4)	(49,773)	—	(49,773)

Total Value	$(49,773)	$(27,628)	$(77,401)

NET REALIZED GAIN (LOSS)

	Foreign Exchange Risk	Equity Risk	Total
Rights(5)	$—	$69,395	$69,395
Warrants(5)	—	231,558	231,558
Futures Contracts(7)	(105,359)	(2,007,832)	(2,113,191)
Forward Foreign Currency Contracts(6)	464,331	—	464,331

Total Realized Gain (Loss)	$358,972	$(1,706,879)	$(1,347,907)

CHANGE IN APPRECIATION (DEPRECIATION)

	Foreign Exchange Risk	Equity Risk	Total
Rights(10)	$—	$(30,072)	$(30,072)
Warrants(10)	—	(219,954)	(219,954)
Futures Contracts(12)	42,134	579,153	621,287
Forward Foreign Currency Contracts(11)	(517,139)	—	(517,139)

Total Change in Appreciation (Depreciation)	$(475,005)	$329,127	$(145,878)

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(15)

	Foreign Exchange Risk	Equity Risk	Total
Rights	—	141,358	141,358
Warrants	—	22,335	22,335
Futures Contracts	19	347	366
Forward Foreign Currency Contracts	(1,933,571)	—	(1,933,571)

*	Represents one security at $0 value as of March 31, 2016.
**	Centrally Cleared Swaps are valued at unrealized appreciation/depreciation on the Schedule of Investments. Only current day’s variation margin, if any, is reported on the Statement of Assets and Liabilities.
†	Includes Cross Currency Foreign Currency Contracts.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2016

††	Includes Synthetic Futures.
(1)	Statements of Assets and Liabilities location: Investments, at value.
(2)	Statements of Assets and Liabilities location: Unrealized appreciation on open forward foreign currency contracts.
(3)

Cumulative appreciation (depreciation) on futures contracts is disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. Synthetic futures are presented as Synthetic futures, at value within the Statements of Assets and Liabilities.

(4)	Statements of Assets and Liabilities location: Unrealized depreciation on open forward foreign currency contracts.
(5)	Statements of Operations location: Amounts are included in Net realized gain (loss) on Investments.
(6)	Statements of Operations location: Amounts are included in Net realized gain (loss) on Forward foreign currency contracts and foreign currency related transactions.
(7)	Statements of Operations location: Amounts are included in Net realized gain (loss) on Closed futures contracts.
(8)	Statements of Operations location: Amounts are included in Net realized gain (loss) on Written option contracts.
(9)	Statements of Operations location: Amounts are included in Net realized gain (loss) on Swap contracts.
(10)	Statements of Operations location: Amounts are included in Change in net unrealized appreciation (depreciation) on Investments.
(11)	Statements of Operations location: Amounts are included in Change in net unrealized appreciation (depreciation) on Forward foreign currency contracts and foreign currency related transactions.
(12)	Statements of Operations location: Amounts are included in Change in net unrealized appreciation (depreciation) on Open futures contracts.
(13)	Statements of Operations location: Amounts are included in Change in net unrealized appreciation (depreciation) on Written option contracts.
(14)	Statements of Operations location: Amounts are included in Change in net unrealized appreciation (depreciation) on Swap contracts.
(15)	Amounts disclosed represent average number of contracts, notional amounts, or shares outstanding for the time period that the Fund held such derivatives during the year ended March 31, 2016.

The Funds follow FASB ASC 815-10-50 “Disclosures about Credit Derivatives and Certain Guarantees”. This applies to written credit derivatives, hybrid instruments with embedded credit derivatives (for example, credit-linked notes), and certain guarantees.

The following is a summary of open centrally cleared credit default swap positions held Core Fixed at March 31, 2016:

Notional Amount*	Currency	Expiration Date	Buy/Sell Protection	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Value
17,000,000	USD	06/20/20	Buy	(1.00%)	CDX.IG.24 CG24	$222,333	$(92,598)

*	The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Fund for the same referenced debt obligation.

Netting Agreements and Collateral Requirements

In order to better define contractual rights under derivative contracts and to secure rights that will help the Funds mitigate their counterparty risk, a sub-adviser may, on behalf of the Funds, enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Funds may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with certain collateral held and/or posted and create a net payment. The provisions of the ISDA Master Agreement typically permit a net payment in the event of default including the

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2016

bankruptcy or insolvency of the counterparty. Absent an event of default by the counterparty or termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across the transactions between the Funds and the applicable counterparty. The right to offset and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Funds’ credit risk to such counterparty equal to any amounts payable by the Funds under the applicable transactions, if any. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash collateral held at broker or cash collateral due to broker, respectively. Non-cash collateral pledged by or received by the Funds, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold before a transfer is required, which is determined each day at the close of business of the Funds, typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement and any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the Funds and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

The Funds are required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowings transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The Funds’ derivative assets and liabilities at fair value by risk are presented in the tables above. For financial reporting purposes the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present the Funds’ derivative assets and liabilities by counterparty, net of amounts available for offset under a Master Netting Agreement (“MNA”) and net of related collateral received by the Funds for assets or pledged by the Funds for liabilities as of March 31, 2016.

Opportunistic Fixed

Offsetting of Financial Assets and Derivative Assets:

Counterparty	Derivative Assets Subject to MNA	Derivative Assets/(Liabilities) available for offset	Collateral Received*	Net Amount of Derivative Assets(a)
Barclays Bank Plc	$4,262	$(4,262)	$—	$—
Citibank N.A.	1,239,122	(1,239,122)	—	—
Deutsche Bank AG	80,474	(26,086)	—	54,388
Goldman Sachs International	1,351,967	(1,351,967)	—	—
Standard Chartered Bank	603,615	(151,233)	—	452,382

	$3,279,440	$(2,772,670)	$—	$506,770

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2016

Offsetting of Financial Liabilities and Derivative Liabilities:

Counterparty	Derivative Liabilities Subject to MNA	Derivative Assets/(Liabilities) available for offset	Collateral Pledged*	Net Amount of Derivative Assets(b)
Barclays Bank Plc	$(275,242)	$4,262	$—	$(270,980)
Citibank N.A.	(2,580,509)	1,239,122	—	(1,341,387)
Deutsche Bank AG	(26,086)	26,086	—	—
Deutsche Bank AG London	(90,028)	—	—	(90,028)
Goldman Sachs International	(2,908,398)	1,351,967	—	(1,556,431)
Standard Chartered Bank	(151,233)	151,233	—	—

	$(6,031,496)	$2,772,670	$—	$(3,258,826)

(a)	Represents the net amount receivable from the counterparty in the event of default.
(b)	Represents the net amount payable to the counterparty in the event of default.
*	In some instances, the actual collateral received and/or pledged may be more than the derivative asset or liability due to overcollateralization.

Emerging Markets

Offsetting of Financial Assets and Derivative Assets:

Counterparty	Derivative Assets Subject to MNA	Derivative Assets/(Liabilities) available for offset	Collateral Received*	Net Amount of Derivative Assets(a)
Citibank N.A. London	$9,363,103	$(9,057,496)	$—	$305,607
Goldman Sachs International	853,935	(288,409)	—	565,526

	$10,217,038	$(9,345,905)	$—	$871,133

Offsetting of Financial Liabilities and Derivative Liabilities:

Counterparty	Derivative Liabilities Subject to MNA	Derivative Assets/(Liabilities) available for offset	Collateral Pledged*	Net Amount of Derivative Assets(b)
Citibank N.A. London	$(9,057,496)	$9,057,496	$—	$—
Goldman Sachs International	(288,409)	288,409	—	—

	$(9,345,905)	$9,345,905	$—	$—

(a)	Represents the net amount receivable from the counterparty in the event of default.
(b)	Represents the net amount payable to the counterparty in the event of default.
*	In some instances, the actual collateral received and/or pledged may be more than the derivative asset or liability due to overcollateralization.

Global Low Volatility

Offsetting of Financial Assets and Derivative Assets:

Counterparty	Derivative Assets Subject to MNA	Derivative Assets/(Liabilities) available for offset	Collateral Received*	Net Amount of Derivative Assets(a)
Bank of New York	$3,585	$(3,585)	$—	$—

	$3,585	$(3,585)	$—	$—

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2016

Offsetting of Financial Liabilities and Derivative Liabilities:

Counterparty	Derivative Liabilities Subject to MNA	Derivative Assets/(Liabilities) available for offset	Collateral Pledged*	Net Amount of Derivative Assets(b)
Bank of New York	$(13,906)	$3,585	$—	$(10,321)
Goldman Sachs	(6,933)	—	—	(6,933)
HSBC Bank USA	(15,736)	—	—	(15,736)
JPMorgan Chase Bank N.A.	(6,395)	—	—	(6,395)
UBS AG	(6,803)	—	—	(6,803)

	$(49,773)	$3,585	$—	$(46,188)

(a)	Represents the net amount receivable from the counterparty in the event of default.
(b)	Represents the net amount payable to the counterparty in the event of default.
*	In some instances, the actual collateral received and/or pledged may be more than the derivative asset or liability due to overcollateralization.

(b)  Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis, and is adjusted for amortization of premium and discounts for debt securities. Income is not recognized, nor are premium and discount amortized, on securities for which collection is not expected. Withholding taxes on foreign dividend, interest, and capital gains have been provided for in accordance with the respective country’s tax rules and rates. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income on inflation indexed securities is accrued daily based upon an inflation-adjusted principal. Additionally, any increase in the principal or face amount of these securities is recorded as interest income. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified-cost basis.

(c)  Cash and short term investments

A Fund may invest a portion of its assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) of corporations, the U.S. government and its agencies and instrumentalities and banks and finance companies, which may be denominated in any currency.

A Fund may invest a portion of its assets in shares issued by money market mutual funds. A Fund also may invest in collective investment vehicles that are managed by an unaffiliated investment manager, pending investment of the Fund’s assets in portfolio securities. When unusual market conditions warrant, a Fund may make substantial temporary defensive investments in cash equivalents, up to a maximum of 100% of the Fund’s net assets. Cash equivalent holdings may be in any currency. When a Fund invests for temporary defensive purposes, such investments may affect the Fund’s ability to achieve its investment objective.

(d)  Securities lending

A Fund may lend its portfolio securities to qualified broker/dealers and financial institutions pursuant to agreements, provided: (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current fair value of the securities loaned; (2) the Fund may call the loan at any time and receive the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate fair value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Fund. Collateral will consist of U.S. and non-U.S. securities, cash equivalents or irrevocable letters of credit. A liability for cash collateral is reflected in the Statements of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of a borrower of a Fund’s portfolio securities. A Fund may not retain voting rights on securities while they are on loan.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2016

Certain Funds may from time to time participate in a securities lending program under which the Funds’ custodian, State Street Bank and Trust Company (the “Custodian”) acting as securities lending agent, is authorized to lend Fund portfolio securities to qualified broker/dealers and financial institutions that post appropriate collateral. The Custodian has agreed to indemnify the Funds in case of default of any security borrower.

Securities on loan are fully collateralized and the collateral was equal to or exceeded the securities on loan at March 31, 2016. Cash collateral is invested in the State Street Institutional U.S. Government Money Market Fund, Premier Class. The Custodian receives a portion of the interest earned on any reinvested collateral. The market value of securities on loan to borrowers and the value of collateral held by the Funds with respect to such loans at March 31, 2016 were as follows:

	Market Value of Loaned Securities	Value of Cash Collateral	Value of Non-Cash Collateral
Large Cap Growth	$10,488,966	$10,516,617	$106,415
Large Cap Value	8,734,222	8,737,578	304,435
Small/Mid Cap Growth	35,457,114	35,835,272	526,835
Small/Mid Cap Value	28,249,827	27,674,916	1,713,165
Non-US Core Equity	92,940,134	91,339,396	6,888,963
Core Fixed	14,974,194	11,661,485	3,595,885
Opportunistic Fixed	20,199,313	20,602,453	—
Emerging Markets	39,972,141	37,754,026	3,781,944
Global Low Volatility	12,772,988	13,141,060	295,294

The Funds have adopted the disclosure provisions of FASB Accounting Standards Update No. 2014-11 (“ASU No. 2014-11”), Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. ASU No. 2014-11 is intended to provide increased transparency about the types of collateral pledged in securities lending and other similar transactions that are accounted for as secured borrowings.

For Large Cap Growth, Large Cap Value, Small/Mid Cap Value, Non-US Core Equity, Emerging Markets and Global Low Volatility, all of the securities on loan collateralized by cash are classified as Common Stocks in each Fund’s Schedule of Investments at March 31, 2016, with a contractual maturity of overnight and continuous.

For Core Fixed and Opportunistic Fixed, all of the securities on loan collateralized by cash are classified as Corporate Debt in the Fund’s Schedule of Investments at March 31, 2016, with a contractual maturity of overnight and continuous.

For Small/Mid Cap Growth, the value of the security loan obligation is classified as follows at March 31, 2016:

Small/Mid Cap Growth

	Remaining Contractual Maturity of the Agreements As of March 31, 2016
	Overnight and Continuous		<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$35,835,272		$—	$—	$—	$35,835,272
Warrants	0	*	—	—	—	0

Total	$35,835,272		$—	$—	$—	$35,835,272

Total Borrowings	$35,835,272		$—	$—	$—	$35,835,272

Gross amount of recognized liabilities for securities lending transactions						$35,835,272

*	Represents one security with $0 value at March 31, 2016.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2016

(e)  Repurchase agreements

A Fund may enter into a repurchase agreement under the terms of a Master Repurchase Agreement (“MRA”) where the Fund purchases securities from a bank or broker/dealer who simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during the term of the agreement. The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to a seller secured by the securities transferred to the Fund. Repurchase agreements are fully collateralized and the collateral is marked-to-market daily. A Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreement, together with any other illiquid securities held by the Fund, would exceed 15% of the value of the net assets of the Fund.

An MRA permits the Funds, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Funds. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Funds receive or post securities as collateral with a market value in excess of the repurchase price to be paid or received by the Funds upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Funds would recognize a liability with respect to such excess collateral to reflect the Funds’ obligation under bankruptcy law to return the excess to the counterparty. As of March 31, 2016, none of the Funds held open repurchase agreements.

(f)  Swaps

Swap contracts are derivatives in the form of a contract or similar instrument, which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. A Fund may engage in swaps, including, but not limited to, interest rate, currency, credit default, and index swaps, and the purchase or sale of related caps, floors, collars, and other derivative instruments. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio, to modify the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies.

The credit default swap agreements may have as reference obligations one or more securities that are not currently held by a Fund. The protection “buyer” in a credit default swap agreement is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2016

The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit worthiness and an increased market perception that there is a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rates, serve as an indication of the current status of the payment/performance risk.

Swaps do not involve the delivery of securities or other underlying assets or principal, and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

The equity swaps in which the Funds may invest involve agreements with a counterparty. The return to the Funds on any equity swap contract will be the total return on the notional amount of the contract as if it were invested in the stocks comprising the contract index in exchange for an interest component based on the notional amount of the agreement. The Funds will only enter into an equity swap contract on a net basis, i.e., the two parties’ obligations are netted out, with the Funds paying or receiving, as the case may be, only the net amount of the payments. Payments under an equity swap contract may be made at the conclusion of the contract or periodically during its term.

Whether a Fund’s use of swap agreements or swap options will be successful in achieving the Fund’s investment objective will depend on the Subadvisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness.

If there is a default by the counterparty to a swap contract, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that a swap contract counterparty will be able to meet its obligations pursuant to a swap contract or that, in the event of a default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in, or prevented from, obtaining payments owed to it pursuant to a swap contract. However, the amount at risk is only the net unrealized gain, if any, on the swap at the time of default, and not the entire notional amount of the swap contract now that the potential loss can be mitigated by the posting of collateral and offsetting provisions of the ISDA. The Subadvisor that enters into the swap agreement will closely monitor, subject to the oversight of the Board, the creditworthiness of swap counterparties in order to minimize the risk of counterparty default on swaps.

Because swaps are two party contracts that may be subject to contractual restrictions on transferability and termination, and they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a Fund’s limitation on investments in illiquid securities. However, the Trust has adopted procedures pursuant to which the Advisor may determine that swaps (including swap options) are liquid under certain circumstances. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) enacted in 2010, a regulatory framework for certain OTC derivatives, such as swaps was enacted. The Dodd-Frank Act requires many swap transactions to be executed on registered exchanges or through swap execution facilities, cleared through a regulated clearinghouse, and publicly reported. In addition, many market participants are now regulated as swap dealers or swap participants, and are subject to certain minimum capital and margin requirements and business conduct standards.

The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Funds’ ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2016

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit and interest derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of the original counterparty. The Fund typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared derivative transaction. Cash margin is recorded on the Statements of Assets and Liabilities as cash collateral held at broker on open swap contracts. Swap agreements are marked to market daily. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate on the Statements of Assets and Liabilities. Only a limited number of derivative transactions are currently eligible for clearing by clearinghouses.

A Fund will accrue for interim payments on swap contracts on a daily basis, with the net amount recorded as interest payable or receivable on swap contracts on the Statements of Assets and Liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap contracts, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statements of Operations. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swap contracts (swap contracts, at value on the Statements of Assets and Liabilities).

Swap agreements are marked to market daily. The change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments are included as part of realized gain (loss) on the Statements of Operations.

The swaps in which the Fund may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. The Fund’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty, if possible.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor or Subadvisor is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that Subadvisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If a Subadvisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

During the year ended March 31, 2016, Core Fixed used swap agreements to adjust interest rate and yield curve exposure or to manage credit exposure. See the Core Fixed Schedule of Investments for a listing of open swap agreements as of March 31, 2016.

(g)  Futures

A futures contract is a contractual agreement to buy or sell a specific amount of a commodity or financial instrument at a predetermined price on a stipulated future date. A Fund may enter into contracts for the purchase or sale for future delivery of securities, indices and foreign currencies. Futures contracts may be opened to protect against the adverse effects of fluctuations in security prices, interest rates, or foreign exchange rates without actually

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2016

buying or selling the securities or foreign currency. A Fund also may enter into futures contracts as a low cost method for gaining or reducing exposure to a particular currency or securities market without directly investing in those currencies or securities.

A purchase of a futures contract means the acquisition of a contractual right of a Fund to obtain delivery of the securities, indices or foreign currency underlying the contract at a specified price on a specified future date. When a futures contract is sold, a Fund incurs a contractual obligation to deliver the securities, indices or foreign currency underlying the contract at a specified price on a specified date.

When a Fund enters into a futures contract, it must deliver to the futures commission merchant selected by the Fund an amount referred to as “initial margin.” This amount is maintained by the futures commission merchant in a segregated account at the custodian bank. Futures contracts are marked-to-market daily, depending upon changes in the price of the underlying securities, indices or foreign currencies subject to the futures contracts, and the change in value is recorded by the Fund as a variation margin payable or receivable. The Fund recognizes gains and losses on futures contracts in addition to the variation margin, which gains and losses are considered realized at the time the contracts expire or close.

A Fund may enter into futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission (“CFTC”) for sale to customers in the United States, or on foreign exchanges. In addition, a Fund may sell stock index futures in anticipation of, or during a market decline to attempt to offset the decrease in the market value of the Fund’s common stocks that might otherwise result, and a Fund may purchase such contracts in order to offset increases in the cost of common stocks that it intends to purchase. Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract.

In entering into futures contracts and options on futures contracts, there is a credit risk that a counterparty will not be able to meet its obligations to the Fund. The counterparty for futures contracts and options on futures contracts traded in the United States and on most foreign futures exchanges is the clearinghouse associated with such exchange. In general, clearinghouses are backed by the corporate members of the clearinghouse who are required to share any financial burden resulting from the non-performance by one of its members and, as such, should significantly reduce this credit risk. In cases where the clearinghouse is not backed by the clearing members (i.e., some foreign exchanges), it is normally backed by a consortium of banks or other financial institutions. There can be no assurance that any counterparty, clearing member or clearinghouse will be able to meet its obligations to the Fund.

While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions.

Where the futures market is not as developed or where the regulations prevent or make it disadvantageous to trade futures, Emerging Markets will utilize synthetic futures as part of the country selection strategy implementation. A synthetic future operates like a swap transaction and uses equity index swaps on equity index futures. These are marked to market daily and the change in value is recorded as unrealized gain or loss in the Statement of Operations.

During the year ended March 31, 2016, Large Cap Growth, Large Cap Value, Small/Mid Cap Growth, Small/Mid Cap Value, Non-US Core Equity, Emerging Markets and Global Low Volatility used futures to equitize cash. Core Fixed and Opportunistic Fixed used futures to adjust interest rate exposure and replicate government bond positions. Emerging Markets also used futures to create passive index exposure to certain domestic emerging market country indices in the Fund. See the Large Cap Growth, Large Cap Value, Small/Mid Cap Growth, Small/Mid Cap Value, Non-US Core Equity, Core Fixed, Opportunistic Fixed, Emerging Markets and Global Low Volatility Schedules of Investments for a listing of open futures contracts as of March 31, 2016.

(h)  Options

The Funds may purchase and sell (write) put and call options on debt securities, currencies and indices to enhance investment performance, manage duration, or protect against changes in market prices. The Funds may also buy and

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2016

sell combinations of put and call options on the same underlying security, currency or index. Short (sold) options positions will generally be hedged by the Funds with cash, cash equivalents, current portfolio security holdings, or other options or futures positions.

The Funds may enter into swap options (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund may sell (write) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund generally will incur a greater degree of risk when the Fund writes a swaption than the Fund will incur when it purchases a swaption. When a Fund purchases a swaption, the Fund’s risk of loss is limited to the amount of the premium it has paid should it decide to let the swaption expire unexercised. However, when a Fund writes a swaption, upon exercise of the option, the Fund will become obligated according to the terms of the underlying agreement.

When the Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when the Fund writes a put option, it is exposed to a decline in the price of the underlying security.

Whether an option which the Fund has written expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the cost basis of the lots sold are decreased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option. Realized gains (losses) on purchased options are included in net realized gain (loss) from investments.

The Funds’ use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Fund’s exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities, currencies and interest rates.

During the year ended March 31, 2016, Non-US Core Equity used options to adjust exposure to foreign currency and to efficiently maintain liquidity. Core Fixed used options to manage interest rate and volatility exposure. As of March 31, 2016, none of the Funds held open options.

Transactions in written option contracts for Core Fixed for the year ended March 31, 2016, is as follows:

	Number of Contracts/ Notional Amount	Premiums Received
Options outstanding at March 31, 2015	260	$38,147
Options written	3,146	458,394
Options terminated in closing purchase transactions	(1,438)	(298,334)
Options expired	(1,968)	(198,207)

Options outstanding at March 31, 2016	—	$—

(i)  Forward foreign currency contracts

The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to manage currency risk.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2016

Forward foreign currency contracts are traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. The Funds will account for forward contracts by marking-to-market each day at current forward contract values. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time the contract was opened and the value at the time the contract was closed.

The Funds will only enter into forward contracts to sell, for a fixed amount of U.S. dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a forward contract to sell an amount of foreign currency, the Custodian or the Fund’s sub-custodian will segregate assets in a segregated account of the Fund in an amount not less than the value of the Fund’s total assets committed to the consummation of such forward contract. If the additional segregated assets placed in the segregated account decline, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund’s commitments with respect to such contract.

During the year ended March 31, 2016, Opportunistic Fixed used forward foreign currency contracts for a variety of purposes, including hedging, risk management, efficient portfolio management, enhancing total returns, or as a substitute for taking a position in the underlying asset. Non-US Core Equity, Emerging Markets and Global Low Volatility used forward foreign currency contracts to hedge, cross hedge or to actively manage the currency exposures in the Funds. See the Opportunistic Fixed, Emerging Markets and Global Low Volatility Schedules of Investments for a listing of open forward foreign currency contracts as of March 31, 2016.

(j)  Foreign currency translation

The books and records of each Fund are maintained in US dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into US dollars at the foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated at exchange rates prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign currency exchange rates have been included in the unrealized gains (losses) on foreign currency translations within each Fund’s Statement of Operations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the purchase settlement date and subsequent sale trade date is included in realized gains and losses on investment transactions.

(k)  When-issued securities/TBA securities

Purchasing securities on a “when-issued” basis is a commitment by a Fund to buy a security before the security is actually issued. A Fund may purchase securities offered on a “when-issued” or “forward delivery” basis such as TBA securities. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or forward delivery security accrues to the purchaser. While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that a Fund will purchase such securities with the purpose of actually acquiring the securities unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, the Fund will record the transaction and reflect the value of the security in determining the Fund’s NAV. The market value of when-issued or forward delivery securities may be more or less than the purchase price. Certain risks may arise upon entering into when-issued or forward delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer’s failure to issue the securities due to political, economic, or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date. See the Core Fixed and Opportunistic Fixed Schedules of Investments for TBA and when-issued securities held as of March 31, 2016.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2016

(l)  Real estate investment trusts

The Funds may invest in real estate investment trusts (“REITs”), which pool investors’ funds for investment, primarily in income producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement to distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year.

A shareholder in a Fund, by investing in REITs through the Fund, will bear not only the shareholder’s proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or the REIT’s failure to maintain exemption from registration under the 1940 Act. Dividends representing a return of capital are reflected as a reduction of cost and/or as a realized gain when the amount of the return of capital is conclusively determined. See each Fund’s Schedule of Investments for REIT securities held as of March 31, 2016.

(m)  Mortgage-related and other asset-backed securities

The Funds may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities represent an interest in a pool of mortgages. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of stripped mortgage-backed security has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). Payments received for the IOs are included in interest income on the Statements of Operations. Because principal will not be received at the maturity of an IO, adjustments are made to the cost basis of the security on a daily basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities. See the Schedule of Investments for mortgage-backed and asset-backed securities held by Core Fixed as of March 31, 2016.

(n)  Mortgage dollar roll and treasury roll transactions

The Funds may sell mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund accounts for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

The Funds may enter into treasury roll transactions. In a treasury roll transaction the Fund sells a treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price at a future settlement date. The Fund receives cash from the sale of the treasury security to use for other investment purposes. The difference between the sale and repurchase price represents net interest income or net interest expense. Under GAAP, the treasury roll transaction is accounted for as a financing transaction and not as a purchase or sale. During the term of the borrowing the Fund records the related interest income or interest expenses on an accrual basis. Treasury roll transactions involve the risk that the market value of the securities that the Fund is required to repurchase may decline below the agreed upon repurchase price of those securities.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2016

Treasury roll transactions are entered into by the Funds under an MRA. An MRA permits the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. With treasury roll transactions, typically the Fund and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral to reflect the Fund obligation under bankruptcy law to return the excess to the counterparty. The Funds did not hold open treasury rolls as of March 31, 2016.

(o)  Bank loans

Core Fixed may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the ‘‘Lender’’) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the loan agreement. At March 31, 2016, the Funds held no unfunded loan commitments.

(p)  Indexed securities

The Funds may invest in indexed securities where the redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Funds use indexed securities to increase or decrease their exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

(q)  Taxes and distributions

The Funds intend to qualify each year as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“the Code”). The Funds intend to distribute substantially all of their net investment income and net realized short-term and long-term gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal and state income or excise tax is necessary.

The Funds utilize the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

On March 31, 2016, the following Funds had deferred capital losses available to be offset against future net capital gains through the indicated expiration dates as follows:

	Expiring March 31,
	2017	2018	2019	2020	Unlimited
Opportunistic Fixed	$—	$—	$—	$—	$4,252,639
Emerging Markets	—	—	$—	—	59,472,733

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2016

During the year ended March 31, 2016, none of the Funds utilized capital loss carryforwards.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of March 31, 2016, Non-US Core Equity, Opportunistic Fixed and Emerging Markets have elected to defer current year post-October losses of $20,954,337, $7,542,948 and $45,236,167, respectively. Small Mid/Cap Growth and Opportunistic Fixed have elected to defer late-year ordinary losses of $97,077 and $6,672,485 respectively, as arising on April 1, 2016.

As of March 31, 2016, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Large Cap Growth	$305,679,512	$23,250,482	$(17,938,746)	$5,311,736
Large Cap Value	322,068,857	21,436,817	(25,467,360)	(4,030,543)
Small/Mid Cap Growth	442,051,848	43,367,134	(21,645,328)	21,721,806
Small/Mid Cap Value	476,602,762	34,533,785	(27,869,204)	6,664,581
Non-US Core Equity	2,020,126,474	133,768,050	(125,204,875)	8,563,175
Core Fixed	801,558,426	18,729,305	(13,060,498)	5,668,807
Opportunistic Fixed	478,093,892	5,264,753	(57,235,630)	(51,970,877)
Emerging Markets	1,223,068,683	55,663,685	(103,728,550)	(48,064,865)
Global Low Volatility	912,039,645	91,015,023	(38,607,343)	52,407,680

The temporary differences between book-basis and tax-basis unrealized appreciation/(depreciation) are primarily due to wash sale loss deferrals, investments in passive foreign investment companies and other basis adjustments.

As of March 31, 2016, the Funds had no uncertain tax positions that would require recognition, derecognition, or disclosure. Each of the Funds’ federal tax returns filed in the 3-year period ended March 31, 2016 remains subject to examination by the Internal Revenue Service.

The Funds’ policy is to declare and pay distributions from net investment income and net realized short-term and long-term gains at least annually. All distributions are paid in shares of the Funds, at NAV, unless the shareholder elects to receive cash distributions. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise taxes on the Funds. The amount of any distribution will vary, and there is no guarantee that a Fund will pay either income dividends or capital gains distributions.

During the years ended March 31, 2016 and March 31, 2015, the tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid, were as follows:

	2016			2015
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains
Large Cap Growth	$11,304,258	$28,725,500	$—	$14,492,112	$80,121,669
Large Cap Value	7,398,779	41,010,328	—	10,792,989	45,778,425
Small/Mid Cap Growth	—	24,352,888	—	12,410,352	41,166,667
Small/Mid Cap Value	1,736,254	16,735,627	111,554	26,104,424	44,373,704
Non-US Core Equity	41,554,865	40,514,508	—	65,007,286	153,000,389
Core Fixed	29,092,642	3,461,147	—	32,695,835	10,535,458
Opportunistic Fixed	5,165,823	—	60,282	19,485,679	90,694
Emerging Markets	11,714,562	—	—	18,781,299	—
Global Low Volatility	18,709,142	39,459,369	—	27,269,525	26,003,646

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2016

As of March 31, 2016, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gains	Capital Losses Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings
Large Cap Growth	$—	$13,520,746	$(3,362)	$5,311,736	$18,829,120
Large Cap Value	897,846	324,640	(3,201)	(4,029,972)	(2,810,687)
Small/Mid Cap Growth	—	3,546,109	(97,701)	21,724,802	25,173,210
Small/Mid Cap Value	—	—	(519)	6,664,584	6,664,065
Non-US Core Equity	—	—	(20,959,298)	8,578,075	(12,381,223)
Core Fixed	5,223,145	637,403	(7,503)	4,718,678	10,571,723
Opportunistic Fixed	—	—	(18,478,138)	(51,962,116)	(70,440,254)
Emerging Markets	6,141,320	—	(104,708,900)	(47,275,317)	(145,842,897)
Global Low Volatility	2,554,179	6,313,412	—	52,401,919	61,269,510

All other differences are temporary losses related to mostly organizational costs and other timing adjustments.

(r)  Allocation of expenses and income

The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated among the applicable Funds, taking into consideration, among other things, the nature and type of expense and the relative size of each applicable Fund.

(s)  Redemption fees

While none of the Funds’ classes have initial or contingent deferred sales charges on purchases of Fund shares, redemptions of Fund shares held less than 30 days may be assessed a 2% short-term trading fee and recorded as paid-in capital.

3.	Credit agreement

Effective December 17, 2015, the Trust entered into a Credit Agreement on behalf of the Funds (“the Agreement”) with a bank pursuant to a committed, unsecured revolving line of credit through December 15, 2016. Borrowings for each Fund under the Agreement are limited to the lesser of $50,000,000 or 33 1/3% of a Fund’s Adjusted Net Assets provided borrowings did not exceed, in the aggregate, $50,000,000. Under the terms of the Agreement the Trust pays an annual commitment fee at the rate 0.25% per year on the difference between the total line of credit and the average daily amount of borrowings outstanding. Interest is charged to the Funds based on its borrowings at a variable rate equal to the higher of the Overnight Federal Funds Rate or 30-Day LIBOR plus 1.00%. The Funds did not borrow under the Agreement during the period ended March 31, 2016.

4.	Indemnities

In the normal course of business, the Funds enter into contracts that require them to provide a variety of representations or general indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2016

5.	Fees and other transactions with affiliates

The Advisor provides investment advisory services to each Fund pursuant to an investment management agreement. Pursuant to the investment management agreement, each Fund pays the Advisor a fee for managing the Fund’s investments at an annual rate of:

	Investment Advisory Fee* on Net Assets
	Average net assets up to $750 million	Average net assets in excess of $750 million
Large Cap Growth	0.55%	0.53%
Large Cap Value	0.53%	0.51%
Small/Mid Cap Growth	0.90%	0.88%
Small/Mid Cap Value	0.90%	0.88%
Non-US Core Equity	0.75%	0.73%
Core Fixed	0.35%	0.33%
Opportunistic Fixed	0.80%	0.78%
Emerging Markets	0.80%	0.78%
Global Low Volatility	0.75%	0.73%

*	Consists of the total advisory fee payable by the Funds to the Advisor. The Advisor is responsible for paying the subadvisory fees.

Such fees as referenced above are shown in the Advisory fees line in the Statements of Operations. The Advisor provides certain internal administrative services to the Class S, Class Y-1 and Class Y-2 shares of the Funds, for which the Advisor receives a fee of 0.15%, 0.10% and 0.05% of the average daily net assets of the Class S, Class Y-1 and Class Y-2 shares of the Funds, respectively. These internal administrative services include attending to shareholder correspondence, assisting with the processing of purchases and redemptions of shares, preparing and disseminating information and documents for use by beneficial shareholders and monitoring and overseeing non-advisory relationships with entities providing services to the Class S, Class Y-1 and Class Y-2 shares, including the transfer agent. However, Class S, Class Y-1 and Class Y-2 shares have not commenced operations.

The Funds have adopted a plan of marketing and service, or “12b-1 plan” to finance the provision of certain shareholder services to the owners of Class S and Class Y-1 shares of the Funds (collectively referred to as the “plans”). The plan provides for payments at annual rates (based on average net assets) of up to 0.25% of each Fund’s Class S and Class Y-1 shares. However, Class S and Class Y-1 shares have not commenced operations.

The Trust, with respect to Opportunistic Fixed, and the Advisor have entered into a written contractual fee waiver and expense reimbursement agreement pursuant to which the Advisor has agreed to waive a portion of its fees and/or reimburse expenses through July 31, 2016 in an amount necessary to limit the Fund’s total annual operating expenses to an annual rate (as a percentage of the Fund’s average daily net assets) as set forth in the table below. For the year ended March 31, 2016, the fees were reimbursed to the extent that the Fund’s class expenses exceeded the net expense rates of average daily net assets of the Fund class. These reimbursements are shown in the Reimbursement of expenses line in the Statements of Operations. However, Class S, Class Y-1 and Class Y-2 shares have not commenced operations.

	Class S	Class Y-1	Class Y-2	Class Y-3
Opportunistic Fixed	1.40%	1.35%	1.05%	0.90%

Pursuant to the expense reimbursement agreement, the Advisor is entitled to be reimbursed for any fees the Advisor waives and Fund expenses that the Advisor reimburses for a period of three years following such fee waiver and expense reimbursement, to the extent that such reimbursement of the Advisor by a Fund will not cause the Fund to exceed any applicable expense limitation that is in place for the Fund. For the year ended March 31, 2016, there were no reimbursed expenses recovered by the Advisor from the Funds.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2016

Pursuant to the Funds’ expense reimbursement agreement, the Advisor can recapture certain amounts waived or reimbursed over the past three 12-month periods ended July 31, 2015. The following amounts were available for recapture as of July 31, 2015:

	Expenses Reimbursed in the 12-Months Ended July 31,
	2013	2014	2015
	Subject to Recapture until July 31,
	2016	2017	2018
Large Cap Growth	$206,394	$248,632	$—
Large Cap Value	198,065	240,121	—
Small/Mid Cap Growth	85,083	54,175	—
Small/Mid Cap Value	84,500	103,551	—
Non-US Core Equity	—	—	—
Core Fixed	556,235	651,589	—
Opportunistic Fixed	—	253,811	208,082
Emerging Markets	556,088	556,688	—
Global Low Volatility	131,146	—	—

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended March 31, 2016, were as follows:

	Long-Term U.S. Government Securities	Other Long-Term Securities
Purchases
Large Cap Growth	$—	$225,058,581
Large Cap Value	—	249,101,262
Small/Mid Cap Growth	—	294,223,428
Small/Mid Cap Value	—	370,336,251
Non-US Core Equity	—	2,060,408,865
Core Fixed	553,864,573	161,666,335
Opportunistic Fixed	—	251,398,949
Emerging Markets	—	820,196,470
Global Low Volatility	—	322,883,622
Sales
Large Cap Growth	—	270,425,296
Large Cap Value	—	262,955,557
Small/Mid Cap Growth	—	286,183,297
Small/Mid Cap Value	—	347,174,211
Non-US Core Equity	—	2,072,737,766
Core Fixed	600,145,803	190,285,320
Opportunistic Fixed	—	197,548,618
Emerging Markets	—	640,616,856
Global Low Volatility	—	233,679,471

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2016

7.	Share transactions

Each Fund is authorized to issue an unlimited number of shares of beneficial interest without par value. Transactions in Fund shares were as follows:

Large Cap Growth

	Year Ended March 31, 2016		Year Ended March 31, 2015
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	4,985,529	$54,996,490	6,185,388	$77,587,271
Shares issued to shareholders in reinvestment of distributions	4,072,203	40,029,758	8,784,938	94,613,781
Shares repurchased	(9,458,703)	(105,785,655)	(9,582,950)	(122,468,542)

Net increase (decrease)	(400,971)	$(10,759,407)	5,387,376	$49,732,510

Large Cap Value

	Year Ended March 31, 2016		Year Ended March 31, 2015
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	4,754,681	$54,421,350	4,511,523	$56,106,037
Shares issued to shareholders in reinvestment of distributions	5,256,146	48,409,107	4,919,253	56,571,414
Shares repurchased	(7,268,149)	(80,207,512)	(7,663,555)	(96,489,912)

Net increase	2,742,678	$22,622,945	1,767,221	$16,187,539

Small/Mid Cap Growth

	Year Ended March 31, 2016		Year Ended March 31, 2015
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	4,942,894	$55,377,890	9,332,692	$111,300,308
Shares issued to shareholders in reinvestment of distributions	2,293,116	24,352,888	4,650,783	53,577,019
Shares repurchased	(4,259,716)	(50,158,329)	(7,407,808)	(90,991,076)

Net increase	2,976,294	$29,572,449	6,575,667	$73,886,251

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2016

Small/Mid Cap Value

	Year Ended March 31, 2016		Year Ended March 31, 2015
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	6,336,223	$55,728,149	10,577,321	$108,544,174
Shares issued to shareholders in reinvestment of distributions	2,176,046	18,583,435	7,710,955	70,478,128
Shares repurchased	(4,476,265)	(41,422,231)	(6,285,557)	(64,094,432)

Net increase	4,036,004	$32,889,353	12,002,719	$114,927,870

Non-US Core Equity

	Year Ended March 31, 2016		Year Ended March 31, 2015
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	21,486,792	$213,382,507	44,854,131	$511,679,522
Shares issued to shareholders in reinvestment of distributions	8,452,047	82,069,373	21,352,368	218,007,675
Shares repurchased	(22,605,539)	(236,936,733)	(29,317,958)	(331,351,266)

Net increase	7,333,300	$58,515,147	36,888,541	$398,335,931

Core Fixed

	Year Ended March 31, 2016		Year Ended March 31, 2015
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	15,717,334	$161,679,985	18,919,349	$199,255,007
Shares issued to shareholders in reinvestment of distributions	3,294,918	32,553,789	4,225,933	43,231,293
Shares repurchased	(27,303,611)	(278,202,540)	(40,863,194)	(433,922,784)

Net decrease	(8,291,359)	$(83,968,766)	(17,717,912)	$(191,436,484)

Opportunistic Fixed

	Year Ended March 31, 2016		Year Ended March 31, 2015
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	10,534,645	$90,807,455	21,642,636	$219,014,162
Shares issued to shareholders in reinvestment of distributions	655,722	5,226,105	2,114,079	19,576,373
Shares repurchased	(5,465,227)	(47,840,875)	(5,370,938)	(55,031,383)

Net increase	5,725,140	$48,192,685	18,385,777	$183,559,152

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2016

Emerging Markets

	Year Ended March 31, 2016		Year Ended March 31, 2015
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	37,663,658	$329,515,356	35,613,656	$362,012,477
Shares issued to shareholders in reinvestment of distributions	1,428,605	11,714,562	1,946,249	18,781,299
Shares repurchased	(15,257,581)	(141,137,722)	(13,852,646)	(142,644,424)

Net increase	23,834,682	$200,092,196	23,707,259	$238,149,352

Global Low Volatility

	Year Ended March 31, 2016		Year Ended March 31, 2015
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	15,663,054	$191,381,879	22,126,406	$272,817,683
Shares issued to shareholders in reinvestment of distributions	5,098,029	58,168,511	4,495,626	53,273,171
Shares repurchased	(7,747,497)	(94,010,564)	(19,537,419)	(243,542,599)

Net increase	13,013,586	$155,539,826	7,084,613	$82,548,255

8.	Subsequent events

Management has evaluated the impact of subsequent events through May 26, 2016, the date the financial statements were available to be issued for possible adjustment to and/or disclosure in the Funds’ financial statements.

On December 7, 2015 and March 17-18, 2016, the Board of the Trust approved an Agreement and Plan of Reorganization (the “Reorganization”) relating to Large Cap Value and Small/Mid Cap Value, each a series of the Trust. Under the Reorganization, Large Cap Value would be combined with Large Cap Growth, another series of the Trust and Small/Mid Cap Value would be combined with Small/Mid Cap Growth, in tax free Reorganizations. The Reorganizations are scheduled to be effective upon the close of business on June 24, 2016, or on a later date as the parties may agree.

Management has determined that, with the exception of the Reorganizations noted above, there are no material events that would require adjustment and/or disclosure in the Funds’ financial statements through this date.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Mercer Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Mercer Funds (the “Funds”), comprising Mercer US Large Cap Growth Equity Fund, Mercer US Large Cap Value Equity Fund, Mercer US Small/Mid Cap Growth Equity Fund, Mercer US Small/Mid Cap Value Equity Fund, Mercer Non-US Core Equity Fund, Mercer Core Fixed Income Fund, Mercer Opportunistic Fixed Income Fund, Mercer Emerging Markets Equity Fund, and Mercer Global Low Volatility Equity Fund as of March 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

May 26, 2016

Mercer Funds

Additional Information (Unaudited)

Proxy Voting

A description of the policies and procedures that the Advisor and each Fund’s Subadvisors use to determine how to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-866-658-9896, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information about Funds’ proxy voting decisions are available without charge, online on the Funds’ website at http://www.mercer.us/mutual-funds-on-offer.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q, which when filed, will be available on the SEC’s website at http://www.sec.gov. When filed, the Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Federal Tax Information

The amount of long-term capital gains paid for the fiscal year ended March 31, 2016, the amount of long-term capital gains paid were as follows:

Fund
Large Cap Growth	$28,725,500
Large Cap Value	41,010,328
Small/Mid Cap Growth	24,352,888
Small/Mid Cap Value	16,735,627
Non-US Core Equity	40,514,508
Core Fixed	3,416,147
Global Low Volatility	39,459,369

For the year ended March 31, 2016, Non-US Core Equity and Emerging Markets had foreign tax credits in the amount of $2,494,169 and $3,284,845, respectively, and foreign source income of $35,327,666 and $30,334,813, respectively.

Qualified dividend income (“QDI”) received by the Funds through March 31, 2016, that qualified for a reduced tax rate pursuant to the Internal Revenue Code Section 1(h)(11) are as follows:

Fund	QDI
Large Cap Growth	$2,904,360
Large Cap Value	6,697,494
Small/Mid Cap Growth	2,465,759
Small/Mid Cap Value	3,698,528
Non-US Core Equity	32,363,941
Emerging Markets	18,133,806
Global Low Volatility	13,822,744

For corporate shareholders, a portion of the ordinary dividends paid during the Funds’ year ended March 31, 2016, qualified for the dividends received deduction, as follows:

Fund
Large Cap Growth	31.83%
Large Cap Value	78.08%
Small/Mid Cap Value	86.85%
Non-US Core Equity	1.93%
Global Low Volatility	43.22%

Mercer Funds

Additional Information (Unaudited) (Continued)

Board Approval of New Subadvisory Agreements for Certain of the Funds during the period October 1, 2015 through March 31, 2016

December 7-8, 2015 Board Meeting

Mercer US Large Cap Growth Equity Fund

Mercer US Small/Mid Cap Growth Equity Fund

At a meeting of the Board of Trustees held on December 7-8, 2015 (the “December Meeting”), the Trustees, including the Independent Trustees, considered and approved proposed new subadvisory agreements between the Advisor and certain of the current subadvisors and certain newly proposed subadvisors with respect to each of: (i) the Mercer US Large Cap Growth Equity Fund (the “Large Cap Growth Fund”) and (ii) the Mercer US Small/Mid Cap Growth Equity Fund (the “Small/Mid Cap Growth Fund”). These approvals were made in connection with proposed reorganization transactions involving each of the Large Cap Growth Fund and the Small/Mid Cap Growth Fund (the “Reorganization Transactions”) pursuant to which: (i) the Large Cap Growth Fund is proposed to engage in a reorganization transaction with the Mercer US Large Cap Value Equity Fund (the “Large Cap Value Fund”) and acquire all of the assets and liabilities of the Large Cap Value Fund (the “Large Cap Fund Reorganization”) and (ii) the Small/Mid Cap Growth Fund is proposed to engage in a reorganization transaction with the Mercer US Small/Mid Cap Value Equity Fund (the “Small/Mid Cap Value Fund”) and acquire all of the assets and liabilities of the Small/Mid Cap Value Fund (the “Small/Mid Cap Fund Reorganization”).

In connection with carrying out each of the Reorganization Transactions, the Board approved proposed changes to the principal investment strategies of each of the Large Cap Growth Fund and the Small/Mid Cap Growth Fund, which changes are to become effective upon the closing of the Reorganization Transactions in late June 2016. Pursuant to the proposed changes to the principal investment strategies of the Large Cap Growth Fund and the Small/Mid Cap Growth Fund, effective upon the closing of the Reorganization Transactions, each Fund will pursue new principal investment strategies with a focus on “core equity” investment strategies. As a result of the implementation of the proposed new “core equity” investment strategies for each of the Funds and the repositioning of the assets of the Large Cap Value Fund to the Large Cap Growth Fund and the repositioning of the assets of the Small/Mid Cap Value Fund to the Small/Mid Cap Growth Fund resulting from the Reorganization Transactions, the Advisor recommended to the Board changes in the subadvisors for each of the surviving Funds.

In connection with the Reorganization Transactions and the proposed change in the principal investment strategies for each of the surviving Funds, the Advisor also recommended and the Board approved proposed changes to the names of each of the Funds to be effective upon the closing of the Reorganization Transactions. Accordingly, upon the closing of the Reorganization Transactions, the Mercer US Large Cap Growth Equity Fund will change its name to the “Mercer US Large Cap Equity Fund” and the Mercer US Small/Mid Cap Growth Equity Fund will change its name to the “Mercer US Small/Mid Cap Equity Fund”.

Mercer US Large Cap Growth Equity Fund

Approval of a New Subadvisory Agreement for the Fund with AJO, LP

At the December Meeting, the Trustees, including the Independent Trustees, considered and approved a proposed new subadvisory agreement between the Advisor and AJO, LP (“AJO”) on behalf of the Large Cap Growth Fund (the “Proposed AJO Subadvisory Agreement”). The Board was informed by the Advisor that AJO was being recommended to become a new subadvisor to the Fund in connection with the Large Cap Fund Reorganization and the implementation of the new principal investment strategy for the Fund and that AJO would commence managing assets for the Fund upon the closing of the Large Cap Fund Reorganization.

In considering the approval of the Proposed AJO Subadvisory Agreement, the Trustees considered the information and materials from the Advisor and AJO that included, as to AJO and the Fund: (i) a copy of the form of the Proposed AJO Subadvisory Agreement; (ii) information regarding the process by which the Advisor had reviewed, selected, and recommended AJO for the Board’s approval, and the Advisor’s rationale for recommending that AJO be appointed as a subadvisor to the Fund, and how AJO would supplement the Fund’s other subadvisors; (iii) the nature, extent, and quality of the services that AJO proposed to provide to the Fund; (iv) the investment

Mercer Funds

Additional Information (Unaudited) (Continued)

management business, portfolio management personnel, operations, prior investment experience, and reputation of AJO; (v) AJO’s brokerage and trading policies and practices; (vi) the level of subadvisory fees to be charged by AJO for its services to the Fund, and a comparison of those fees to other accounts that AJO manages; (vii) a summary of AJO’s compliance program; (viii) information regarding AJO’s historical performance returns managing an investment mandate similar to the Fund’s investment mandate, and a comparison of such performance to a relevant index; and (ix) the financial condition of AJO. In addition, the Trustees considered presentations made by, and discussions held with, representatives of the Advisor during the Meeting.

The Trustees also considered and analyzed factors that they deemed relevant with respect to AJO, including: the nature, extent, and quality of the services to be provided to the Fund by AJO; AJO’s management style and investment decision-making process; AJO’s historical performance record managing investment products similar to the Fund; the qualifications and experience of the members of AJO’s portfolio management team; and AJO’s staffing levels and overall resources. The Trustees also took into consideration the nature and extent of the oversight duties performed by the Advisor in connection with each of the subadvisors, which includes extensive management and compliance due diligence with respect to the management and operations of each of the subadvisors. Additionally, the Independent Trustees received assistance and advice regarding legal and industry standards supplied by their independent legal counsel, which were intended to assist the Independent Trustees in fulfilling their duties under the 1940 Act.

In particular, and as to AJO, the Board, including the Independent Trustees, considered the following factors:

(a)  The nature, extent, and quality of the services to be provided by AJO. The Trustees reviewed the nature, extent, and quality of the services to be provided by AJO to the Fund. The Trustees discussed the specific investment management process that AJO indicated that it will employ to manage its allocated portion of the Fund’s investment portfolio (which was described in detail in the materials provided by AJO), the qualifications of AJO’s portfolio managers and investment management personnel with regard to implementing the investment mandate relating to the allocated portion of the Fund’s investment portfolio that AJO would be managing, and the performance record of AJO as compared to a relevant benchmark. The Trustees considered AJO’s infrastructure and resources, and whether AJO’s organization appeared to support AJO’s strategy adequately. The Trustees also discussed the Advisor’s review, selection, and due diligence process with respect to AJO, and the Advisor’s favorable assessment as to the nature, extent, and quality of the subadvisory services expected to be provided to the Fund by AJO. The Trustees determined that the Fund and its shareholders would benefit from the quality and experience of AJO’s portfolio managers and the qualifications of its investment professionals. Based on their consideration and review of the foregoing information, the Trustees concluded that the nature, extent and quality of the subadvisory services anticipated to be provided by AJO, as well as AJO’s ability to render such services based on AJO’s experience, operations and resources, were appropriate for the Fund, in light of the Fund’s investment objective, and the mandate relating to the allocated portion of the Fund’s investment portfolio that AJO would manage.

(b)  Comparison of the services to be rendered and fees to be paid to AJO under other advisory and subadvisory contracts, such as those with other clients. The Trustees discussed the services that would be rendered by AJO and evaluated the compensation to be paid to AJO by the Advisor for those services. The Trustees noted that the services that AJO would furnish to the Fund appeared to be comparable to the services that AJO currently provides to its other advisory and subadvisory clients having similar investment strategies. The Trustees also considered comparisons of the fees that will be paid to AJO by the Advisor in light of the fees that are charged by AJO to its other advisory clients, as disclosed in AJO’s Form ADV, Part 2A (Firm Brochure) and in its 15(c) Questionnaire responses, including commingled and separate accounts. The Trustees also considered that the fees agreed to by AJO were the result of an arm’s-length bargain negotiated by unaffiliated parties. The Trustees also noted that, while AJO’s fee schedule did include breakpoints, the benefit of the breakpoints would go to the Advisor, and not to the Fund, and would be reflected in the Advisor’s profitability, which had been reviewed by the Independent Trustees.

The Trustees considered the review, selection, and due diligence process employed by the Advisor, in determining to recommend AJO to serve as a subadvisor to the Fund, and the Advisor’s reasons for concluding that the subadvisory fees to be paid by the Advisor to AJO for its services to the Fund were reasonable. The Trustees emphasized in their discussions that the subadvisory fees of AJO would be paid by the Advisor, and were not

Mercer Funds

Additional Information (Unaudited) (Continued)

additional fees to be borne by the Fund or its shareholders. Based on their discussion, the Trustees concluded that, in light of the nature, extent, and quality of the services to be provided, the proposed level of fees to be paid to AJO with respect to the assets of the Fund to be allocated to AJO was supported by the services that were expected to be provided by AJO to the Fund. The Trustees also considered the potential “fallout” or ancillary benefits that may accrue to AJO from its relationship with the Fund and concluded that they were reasonable.

Since the fees to be paid to AJO were the result of arm’s-length bargaining between unaffiliated parties, and given the Advisor’s economic incentive to negotiate a reasonable fee, the potential profitability of AJO was not considered relevant to the Trustees’ deliberations. The Trustees took note of the Advisor’s explanation that the recommended appointment of AJO was not affected by the impact that the appointment would have on the Advisor’s revenues and profitability, and recalled that the Advisor had demonstrated that the appointment of AJO may result in a benefit to the Advisor as a result of the potential for increased profitability for the Advisor, which had been reported to and reviewed by the Independent Trustees. On the basis of these considerations, the Board concluded that, in light of the nature, extent and quality of the services expected to be provided by AJO and the proposed fees to be paid to AJO by the Advisor for managing its allocated portion of the Fund, the potential benefits accruing to AJO as a result of serving as a subadvisor to the Fund were reasonable in relation to the services that were expected to be provided by AJO to the Fund.

(c)  Investment performance of the Fund and AJO. Because AJO was a newly proposed subadvisor to the Fund, the Trustees could not consider AJO’s investment performance in managing the Fund as a factor in evaluating the Proposed AJO Subadvisory Agreement. However, the Trustees reviewed AJO’s historical investment performance record in subadvising other investment companies and accounts that were comparable to the Fund. The Trustees also compared the historical investment performance of AJO to a relevant benchmark and concluded that AJO’s historical performance record, viewed together with the other factors considered by the Trustees, supported a decision to approve the Proposed AJO Subadvisory Agreement.

Conclusion.  Following consideration of the foregoing factors, it was reported that no single factor was determinative to the Trustees’ decisions. Based on these factors, along with the determination of the Advisor at the conclusion of its review, selection, and due diligence process to recommend AJO to serve as a new subadvisor to the Fund, and such other matters as were deemed relevant, the Trustees concluded that the proposed fee rate for AJO was supported by the services that were expected to be provided to the Fund. As a result, the Trustees, including a majority of the Independent Trustees, concluded that the approval of the Proposed AJO Subadvisory Agreement was in the best interests of the Fund and its shareholders and approved the Proposed AJO Subadvisory Agreement.

Approval of a New Subadvisory Agreement for the Fund with Brandywine Global Investment Management, LLC

At the December Meeting, the Trustees, including the Independent Trustees, considered and approved a proposed new subadvisory agreement between the Advisor and Brandywine Global Investment Management, LLC (“Brandywine”) on behalf of the Large Cap Growth Fund (the “Proposed Brandywine Subadvisory Agreement”). The Board was informed by the Advisor that Brandywine was being recommended to become a new subadvisor to the Fund in connection with the Large Cap Fund Reorganization and the implementation of the new principal investment strategy for the Fund and that Brandywine would commence managing assets for the Fund upon the closing of the Large Cap Fund Reorganization. In connection with its review process, the Board took into consideration the fact that Brandywine was presently serving as a subadvisor to the Large Cap Value Fund and that the Advisor had recommended that Brandywine be retained to serve as a subadvisor to the Large Cap Growth Fund following the completion of the Large Cap Fund Reorganization.

In considering the approval of the Proposed Brandywine Subadvisory Agreement, the Trustees considered the information and materials from the Advisor and Brandywine that included, as to Brandywine and the Fund: (i) a copy of the form of the Proposed Brandywine Subadvisory Agreement; (ii) information regarding the process by which the Advisor had initially reviewed, selected, and recommended Brandywine for the Board’s approval as a subadvisor to the Large Cap Value Fund, and the Advisor’s rationale for recommending that Brandywine be appointed as a subadvisor to the Fund, and how Brandywine would supplement the Fund’s other subadvisors; (iii) the nature, extent, and quality of the services that Brandywine proposed to provide to the Fund; (iv) the

Mercer Funds

Additional Information (Unaudited) (Continued)

investment management business, portfolio management personnel, operations, prior investment experience, and reputation of Brandywine; (v) Brandywine’s brokerage and trading policies and practices; (vi) the level of subadvisory fees to be charged by Brandywine for its services to the Fund, and a comparison of those fees to other accounts that Brandywine manages; (vii) a summary of Brandywine’s compliance program; (viii) information regarding Brandywine’s historical performance returns managing an investment mandate similar to the Fund’s investment mandate, and a comparison of such performance to a relevant index; and (ix) the financial condition of Brandywine. In addition, the Trustees considered presentations made by, and discussions held with, representatives of the Advisor during the Meeting.

The Trustees also considered and analyzed factors that they deemed relevant with respect to Brandywine, including: the nature, extent, and quality of the services to be provided to the Fund by Brandywine; Brandywine’s management style and investment decision-making process; Brandywine’s historical performance record managing investment products similar to the Fund; the qualifications and experience of the members of Brandywine’s portfolio management team; and Brandywine’s staffing levels and overall resources. The Trustees also took into consideration the nature and extent of the oversight duties performed by the Advisor in connection with each of the subadvisors, which includes extensive management and compliance due diligence with respect to the management and operations of each of the subadvisors. Additionally, the Independent Trustees received assistance and advice regarding legal and industry standards supplied by their independent legal counsel, which were intended to assist the Independent Trustees in fulfilling their duties under the 1940 Act.

In particular, and as to Brandywine, the Board, including the Independent Trustees, considered the following factors:

(a)  The nature, extent, and quality of the services to be provided by Brandywine. The Trustees reviewed the nature, extent, and quality of the services to be provided by Brandywine to the Fund. The Trustees discussed the specific investment management process that Brandywine indicated that it will employ to manage its allocated portion of the Fund’s investment portfolio (which was described in detail in the materials provided by Brandywine), the qualifications of Brandywine’s portfolio managers and investment management personnel with regard to implementing the investment mandate relating to the allocated portion of the Fund’s investment portfolio that Brandywine would be managing, and the performance record of Brandywine as compared to a relevant benchmark. The Trustees considered Brandywine’s infrastructure and resources, and whether Brandywine’s organization appeared to support Brandywine’s strategy adequately. The Trustees also discussed the Advisor’s initial review, selection, and due diligence process with respect to the initial hiring of Brandywine as a subadvisor to the Large Cap Value Fund, and the Advisor’s favorable assessment as to the nature, extent, and quality of the subadvisory services expected to be provided to the Fund by Brandywine. The Trustees determined that the Fund and its shareholders would benefit from the quality and experience of Brandywine’s portfolio managers and the qualifications of its investment professionals. Based on their consideration and review of the foregoing information, the Trustees concluded that the nature, extent and quality of the subadvisory services anticipated to be provided by Brandywine, as well as Brandywine’s ability to render such services based on Brandywine’s experience, operations and resources, were appropriate for the Fund, in light of the Fund’s investment objective, and the mandate relating to the allocated portion of the Fund’s investment portfolio that Brandywine would manage.

(b)  Comparison of the services to be rendered and fees to be paid to Brandywine under other advisory and subadvisory contracts, such as those with other clients. The Trustees discussed the services that would be rendered by Brandywine and evaluated the compensation to be paid to Brandywine by the Advisor for those services. The Trustees noted that the services that Brandywine would furnish to the Fund appeared to be comparable to the services that Brandywine currently provides to its other advisory and subadvisory clients having similar investment strategies, including the Large Cap Value Fund. The Trustees also considered comparisons of the fees that will be paid to Brandywine by the Advisor in light of the fees that are charged by Brandywine to its other advisory clients, including the Large Cap Value Fund, as disclosed in Brandywine’s Form ADV, Part 2A (Firm Brochure) and in its 15(c) Questionnaire responses, including commingled and separate accounts. The Trustees also considered that the fees agreed to by Brandywine were the result of an arm’s-length bargain negotiated by unaffiliated parties. The Trustees also noted that, while Brandywine’s fee schedule did include breakpoints, the benefit of the breakpoints would go to the Advisor, and not to the Fund, and would be reflected in the Advisor’s profitability, which had been reviewed by the Independent Trustees.

Mercer Funds

Additional Information (Unaudited) (Continued)

The Trustees considered the initial review, selection, and due diligence process employed by the Advisor when it initially retained Brandywine as a subadvisor to the Large Cap Value Fund, as was discussed during the Meeting, in determining to recommend Brandywine to serve as a subadvisor to the Fund, and the Advisor’s reasons for concluding that the subadvisory fees to be paid by the Advisor to Brandywine for its services to the Fund were reasonable. The Trustees emphasized in their discussions that the subadvisory fees of Brandywine would be paid by the Advisor, and were not additional fees to be borne by the Fund or its shareholders. Based on their discussion, the Trustees concluded that, in light of the nature, extent, and quality of the services to be provided, the proposed level of fees to be paid to Brandywine with respect to the assets of the Fund to be allocated to Brandywine was supported by the services that were expected to be provided by Brandywine to the Fund. The Trustees also considered the potential “fallout” or ancillary benefits that may accrue to Brandywine from its relationship with the Fund and concluded that they were reasonable.

Since the fees to be paid to Brandywine were the result of arm’s-length bargaining between unaffiliated parties, and given the Advisor’s economic incentive to negotiate a reasonable fee, the potential profitability of Brandywine was not considered relevant to the Trustees’ deliberations. The Trustees took note of the Advisor’s explanation that the recommended appointment of Brandywine was not affected by the impact that the appointment would have on the Advisor’s revenues and profitability, and recalled that the Advisor had demonstrated that the appointment of Brandywine may result in a benefit to the Advisor as a result of the potential for increased profitability for the Advisor, which had been reported to and reviewed by the Independent Trustees. On the basis of these considerations, the Board concluded that, in light of the nature, extent and quality of the services expected to be provided by Brandywine and the proposed fees to be paid to Brandywine by the Advisor for managing its allocated portion of the Fund, the potential benefits accruing to Brandywine as a result of serving as a subadvisor to the Fund were reasonable in relation to the services that were expected to be provided by Brandywine to the Fund.

(c)  Investment performance of the Fund and Brandywine. Because Brandywine was a newly proposed subadvisor to the Fund, the Trustees could not consider Brandywine’s investment performance in managing the Fund as a factor in evaluating the Proposed Brandywine Subadvisory Agreement. However, the Trustees reviewed Brandywine’s historical investment performance record in subadvising other investment companies and accounts that were comparable to the Fund, including its performance with respect to its allocated portion of the Large Cap Value Fund. The Trustees also compared the historical investment performance of Brandywine to a relevant benchmark and concluded that Brandywine’s historical performance record, viewed together with the other factors considered by the Trustees, supported a decision to approve the Proposed Brandywine Subadvisory Agreement.

Conclusion.  Following consideration of the foregoing factors, it was reported that no single factor was determinative to the Trustees’ decisions. Based on these factors, along with the determination of the Advisor at the conclusion of its review, selection, and due diligence process to recommend Brandywine to serve as a new subadvisor to the Fund, and such other matters as were deemed relevant, the Trustees concluded that the proposed fee rate for Brandywine was supported by the services that were expected to be provided to the Fund. As a result, the Trustees, including a majority of the Independent Trustees, concluded that the approval of the Proposed Brandywine Subadvisory Agreement was in the best interests of the Fund and its shareholders and approved the Proposed Brandywine Subadvisory Agreement.

Approval of a New Subadvisory Agreement for the Fund with O’Shaughnessy Asset Management LLC

At the December Meeting, the Trustees, including the Independent Trustees, considered and approved a proposed new subadvisory agreement between the Advisor and O’Shaughnessy Asset Management LLC (“O’Shaughnessy”) on behalf of the Large Cap Growth Fund (the “Proposed O’Shaughnessy Subadvisory Agreement”). The Board was informed by the Advisor that O’Shaughnessy was being recommended to become a new subadvisor to the Fund in connection with the Large Cap Fund Reorganization and the implementation of the new principal investment strategy for the Fund and that O’Shaughnessy would commence managing assets for the Fund upon the closing of the Large Cap Fund Reorganization. In connection with its review process, the Board took into consideration the fact that O’Shaughnessy was presently serving as a subadvisor to the Large Cap Value Fund and that the Advisor had recommended that O’Shaughnessy be retained to serve as a subadvisor to the Large Cap Growth Fund following completion of the Large Cap Fund Reorganization.

Mercer Funds

Additional Information (Unaudited) (Continued)

In considering the approval of the Proposed O’Shaughnessy Subadvisory Agreement, the Trustees considered the information and materials from the Advisor and O’Shaughnessy that included, as to O’Shaughnessy and the Fund: (i) a copy of the form of the Proposed O’Shaughnessy Subadvisory Agreement; (ii) information regarding the process by which the Advisor had initially reviewed, selected, and recommended O’Shaughnessy for the Board’s approval as a subadvisor to the Large Cap Value Fund, and the Advisor’s rationale for recommending that O’Shaughnessy be appointed as a subadvisor to the Fund, and how O’Shaughnessy would supplement the Fund’s other subadvisors; (iii) the nature, extent, and quality of the services that O’Shaughnessy proposed to provide to the Fund; (iv) the investment management business, portfolio management personnel, operations, prior investment experience, and reputation of O’Shaughnessy; (v) O’Shaughnessy’s brokerage and trading policies and practices; (vi) the level of subadvisory fees to be charged by O’Shaughnessy for its services to the Fund, and a comparison of those fees to other accounts that O’Shaughnessy manages; (vii) a summary of O’Shaughnessy’s compliance program; (viii) information regarding O’Shaughnessy’s historical performance returns managing an investment mandate similar to the Fund’s investment mandate, and a comparison of such performance to a relevant index; and (ix) the financial condition of O’Shaughnessy. In addition, the Trustees considered presentations made by, and discussions held with, representatives of the Advisor during the Meeting.

The Trustees also considered and analyzed factors that they deemed relevant with respect to O’Shaughnessy, including: the nature, extent, and quality of the services to be provided to the Fund by O’Shaughnessy; O’Shaughnessy’s management style and investment decision-making process; O’Shaughnessy’s historical performance record managing investment products similar to the Fund; the qualifications and experience of the members of O’Shaughnessy’s portfolio management team; and O’Shaughnessy’s staffing levels and overall resources. The Trustees also took into consideration the nature and extent of the oversight duties performed by the Advisor in connection with each of the subadvisors, which includes extensive management and compliance due diligence with respect to the management and operations of each of the subadvisors. Additionally, the Independent Trustees received assistance and advice regarding legal and industry standards supplied by their independent legal counsel, which were intended to assist the Independent Trustees in fulfilling their duties under the 1940 Act.

In particular, and as to O’Shaughnessy, the Board, including the Independent Trustees, considered the following factors:

(a)  The nature, extent, and quality of the services to be provided by O’Shaughnessy. The Trustees reviewed the nature, extent, and quality of the services to be provided by O’Shaughnessy to the Fund. The Trustees discussed the specific investment management process that O’Shaughnessy indicated that it will employ to manage its allocated portion of the Fund’s investment portfolio (which was described in detail in the materials provided by O’Shaughnessy), the qualifications of O’Shaughnessy’s portfolio managers and investment management personnel with regard to implementing the investment mandate relating to the allocated portion of the Fund’s investment portfolio that O’Shaughnessy would be managing, and the performance record of O’Shaughnessy as compared to a relevant benchmark. The Trustees considered O’Shaughnessy’s infrastructure and resources, and whether O’Shaughnessy’s organization appeared to support O’Shaughnessy’s strategy adequately. The Trustees also discussed the Advisor’s initial review, selection, and due diligence process with respect to the initial hiring of O’Shaughnessy as a subadvisor to the Large Cap Value Fund, and the Advisor’s favorable assessment as to the nature, extent, and quality of the subadvisory services expected to be provided to the Fund by O’Shaughnessy. The Trustees determined that the Fund and its shareholders would benefit from the quality and experience of O’Shaughnessy’s portfolio managers and the qualifications of its investment professionals. Based on their consideration and review of the foregoing information, the Trustees concluded that the nature, extent and quality of the subadvisory services anticipated to be provided by O’Shaughnessy, as well as O’Shaughnessy’s ability to render such services based on O’Shaughnessy’s experience, operations and resources, were appropriate for the Fund, in light of the Fund’s investment objective, and the mandate relating to the allocated portion of the Fund’s investment portfolio that O’Shaughnessy would manage.

(b)  Comparison of the services to be rendered and fees to be paid to O’Shaughnessy under other advisory and subadvisory contracts, such as those with other clients. The Trustees discussed the services that would be rendered by O’Shaughnessy and evaluated the compensation to be paid to O’Shaughnessy by the Advisor for those services. The Trustees noted that the services that O’Shaughnessy would furnish to the Fund appeared to be comparable to

Mercer Funds

Additional Information (Unaudited) (Continued)

the services that O’Shaughnessy currently provides to its other advisory and subadvisory clients having similar investment strategies, including the Large Cap Value Fund. The Trustees also considered comparisons of the fees that will be paid to O’Shaughnessy by the Advisor in light of the fees that are charged by O’Shaughnessy to its other advisory clients, including the Large Cap Value Fund, as disclosed in O’Shaughnessy’s Form ADV, Part 2A (Firm Brochure) and in its 15(c) Questionnaire responses, including commingled and separate accounts. The Trustees also considered that the fees agreed to by O’Shaughnessy were the result of an arm’s-length bargain negotiated by unaffiliated parties. The Trustees also noted that, while O’Shaughnessy’s fee schedule did include breakpoints, the benefit of the breakpoints would go to the Advisor, and not to the Fund, and would be reflected in the Advisor’s profitability, which had been reviewed by the Independent Trustees.

The Trustees considered the initial review, selection, and due diligence process employed by the Advisor when it initially retained O’Shaughnessy as a subadvisor to the Large Cap Value Fund, as was discussed during the Meeting, in determining to recommend O’Shaughnessy to serve as a subadvisor to the Fund, and the Advisor’s reasons for concluding that the subadvisory fees to be paid by the Advisor to O’Shaughnessy for its services to the Fund were reasonable. The Trustees emphasized in their discussions that the subadvisory fees of O’Shaughnessy would be paid by the Advisor, and were not additional fees to be borne by the Fund or its shareholders. Based on their discussion, the Trustees concluded that, in light of the nature, extent, and quality of the services to be provided, the proposed level of fees to be paid to O’Shaughnessy with respect to the assets of the Fund to be allocated to O’Shaughnessy was supported by the services that were expected to be provided by O’Shaughnessy to the Fund. The Trustees also considered the potential “fallout” or ancillary benefits that may accrue to O’Shaughnessy from its relationship with the Fund and concluded that they were reasonable.

Since the fees to be paid to O’Shaughnessy were the result of arm’s-length bargaining between unaffiliated parties, and given the Advisor’s economic incentive to negotiate a reasonable fee, the potential profitability of O’Shaughnessy was not considered relevant to the Trustees’ deliberations. The Trustees took note of the Advisor’s explanation that the recommended appointment of O’Shaughnessy was not affected by the impact that the appointment would have on the Advisor’s revenues and profitability, and recalled that the Advisor had demonstrated that the appointment of O’Shaughnessy may result in a benefit to the Advisor as a result of the potential for increased profitability for the Advisor, which had been reported to and reviewed by the Independent Trustees. On the basis of these considerations, the Board concluded that, in light of the nature, extent and quality of the services expected to be provided by O’Shaughnessy and the proposed fees to be paid to O’Shaughnessy by the Advisor for managing its allocated portion of the Fund, the potential benefits accruing to O’Shaughnessy as a result of serving as a subadvisor to the Fund were reasonable in relation to the services that were expected to be provided by O’Shaughnessy to the Fund.

(c)  Investment performance of the Fund and O’Shaughnessy. Because O’Shaughnessy was a newly proposed subadvisor to the Fund, the Trustees could not consider O’Shaughnessy’s investment performance in managing the Fund as a factor in evaluating the Proposed O’Shaughnessy Subadvisory Agreement. However, the Trustees reviewed O’Shaughnessy’s historical investment performance record in subadvising other investment companies and accounts that were comparable to the Fund, including its performance with respect to its allocated portion of the Large Cap Value Fund. The Trustees also compared the historical investment performance of O’Shaughnessy to a relevant benchmark and concluded that O’Shaughnessy’s historical performance record, viewed together with the other factors considered by the Trustees, supported a decision to approve the Proposed O’Shaughnessy Subadvisory Agreement.

Conclusion.  Following consideration of the foregoing factors, it was reported that no single factor was determinative to the Trustees’ decisions. Based on these factors, along with the determination of the Advisor at the conclusion of its review, selection, and due diligence process to recommend O’Shaughnessy to serve as a new subadvisor to the Fund, and such other matters as were deemed relevant, the Trustees concluded that the proposed fee rate for O’Shaughnessy was supported by the services that were expected to be provided to the Fund. As a result, the Trustees, including a majority of the Independent Trustees, concluded that the approval of the Proposed O’Shaughnessy Subadvisory Agreement was in the best interests of the Fund and its shareholders and approved the Proposed O’Shaughnessy Subadvisory Agreement.

Mercer Funds

Additional Information (Unaudited) (Continued)

Mercer US Small/Mid Cap Growth Equity Fund

Approval of a New Subadvisory Agreement for the Fund with GW&K Investment Management, LLC

At the December Meeting, the Trustees, including the Independent Trustees, considered and approved a proposed new subadvisory agreement between the Advisor and GW&K Investment Management, LLC (“GW&K”) on behalf of the Small/Mid Cap Growth Fund (the “Proposed GW&K Subadvisory Agreement”). The Board was informed by the Advisor that GW&K was being recommended to become a new subadvisor to the Fund in connection with the Small/Mid Cap Fund Reorganization and the implementation of the new principal investment strategy for the Fund and that GW&K would commence managing assets for the Fund upon the closing of the Small/Mid Cap Fund Reorganization.

In considering the approval of the Proposed GW&K Subadvisory Agreement, the Trustees considered the information and materials from the Advisor and GW&K that included, as to GW&K and the Fund: (i) a copy of form of the Proposed GW&K Subadvisory Agreement; (ii) information regarding the process by which the Advisor had reviewed, selected, and recommended GW&K for the Board’s approval, and the Advisor’s rationale for recommending that GW&K be appointed as a subadvisor to the Fund, and how GW&K would supplement the Fund’s other Subadvisors; (iii) the nature, extent, and quality of the services that GW&K proposed to provide to the Fund; (iv) the investment management business, portfolio management personnel, operations, prior investment experience, and reputation of GW&K; (v) GW&K’s brokerage and trading policies and practices; (vi) the level of subadvisory fees to be charged by GW&K for its services to the Fund, and a comparison of those fees to other accounts that GW&K manages; (vii) a summary of GW&K’s compliance program; (viii) information regarding GW&K’s historical performance returns managing an investment mandate similar to the Fund’s investment mandate, and a comparison of such performance to a relevant index; and (ix) the financial condition of GW&K. In addition, the Trustees considered presentations made by, and discussions held with, representatives of the Advisor during the Meeting.

The Trustees also considered and analyzed factors that they deemed relevant with respect to GW&K, including: the nature, extent, and quality of the services to be provided to the Fund by GW&K; GW&K’s management style and investment decision-making process; GW&K’s historical performance record managing investment products similar to the Fund; the qualifications and experience of the members of GW&K’s portfolio management team; and GW&K’s staffing levels and overall resources. The Trustees also took into consideration the nature and extent of the oversight duties performed by the Advisor in connection with each of the subadvisors, which includes extensive management and compliance due diligence with respect to the management and operations of each of the subadvisors. Additionally, the Independent Trustees received assistance and advice regarding legal and industry standards supplied by their independent legal counsel, which were intended to assist the Independent Trustees in fulfilling their duties under the 1940 Act.

In particular, and as to GW&K, the Board, including the Independent Trustees, considered the following factors:

(a)  The nature, extent, and quality of the services to be provided by GW&K. The Trustees reviewed the nature, extent, and quality of the services to be provided by GW&K to the Fund. The Trustees discussed the specific investment management process that GW&K indicated that it will employ to manage its allocated portion of the Fund’s investment portfolio (which was described in detail in the materials provided by GW&K), the qualifications of GW&K’s portfolio managers and investment management personnel with regard to implementing the investment mandate relating to the allocated portion of the Fund’s investment portfolio that GW&K would be managing, and the performance record of GW&K as compared to a relevant benchmark. The Trustees considered GW&K’s infrastructure and resources, and whether GW&K’s organization appeared to support GW&K’s strategy adequately. The Trustees also discussed the Advisor’s review, selection, and due diligence process with respect to GW&K, and the Advisor’s favorable assessment as to the nature, extent, and quality of the subadvisory services expected to be provided to the Fund by GW&K. The Trustees determined that the Fund and its shareholders would benefit from the quality and experience of GW&K’s portfolio managers and the qualifications of its investment professionals. Based on their consideration and review of the foregoing information, the Trustees concluded that the nature, extent and quality of the subadvisory services anticipated to be provided by GW&K, as well as GW&K’s ability to render such services based on GW&K’s experience, operations and resources, were appropriate for the Fund, in light of the Fund’s investment objective, and the mandate relating to the allocated portion of the Fund’s investment portfolio that GW&K would manage.

Mercer Funds

Additional Information (Unaudited) (Continued)

(b)  Comparison of the services to be rendered and fees to be paid to GW&K under other advisory and subadvisory contracts, such as those with other clients. The Trustees discussed the services that would be rendered by GW&K and evaluated the compensation to be paid to GW&K by the Advisor for those services. The Trustees noted that the services that GW&K would furnish to the Fund appeared to be comparable to the services that GW&K currently provides to its other advisory and subadvisory clients having similar investment strategies. The Trustees also considered comparisons of the fees that will be paid to GW&K by the Advisor in light of the fees that are charged by GW&K to its other advisory clients, as disclosed in GW&K’s Form ADV, Part 2A (Firm Brochure) and in its 15(c) Questionnaire responses, including commingled and separate accounts. The Trustees also considered that the fees agreed to by GW&K were the result of an arm’s-length bargain negotiated by unaffiliated parties. The Trustees also noted that, while GW&K’s fee schedule did include breakpoints, the benefit of the breakpoints would go to the Advisor, and not to the Fund, and would be reflected in the Advisor’s profitability, which had been reviewed by the Independent Trustees.

The Trustees considered the review, selection, and due diligence process employed by the Advisor, in determining to recommend GW&K to serve as a subadvisor to the Fund, and the Advisor’s reasons for concluding that the subadvisory fees to be paid by the Advisor to GW&K for its services to the Fund were reasonable. The Trustees emphasized in their discussions that the subadvisory fees of GW&K would be paid by the Advisor, and were not additional fees to be borne by the Fund or its shareholders. Based on their discussion, the Trustees concluded that, in light of the nature, extent, and quality of the services to be provided, the proposed level of fees to be paid to GW&K with respect to the assets of the Fund to be allocated to GW&K was supported by the services that were expected to be provided by GW&K to the Fund. The Trustees also considered the potential “fallout” or ancillary benefits that may accrue to GW&K from its relationship with the Fund and concluded that they were reasonable.

Since the fees to be paid to GW&K were the result of arm’s-length bargaining between unaffiliated parties, and given the Advisor’s economic incentive to negotiate a reasonable fee, the potential profitability of GW&K was not considered relevant to the Trustees’ deliberations. The Trustees took note of the Advisor’s explanation that the recommended appointment of GW&K was not affected by the impact that the appointment would have on the Advisor’s revenues and profitability, and recalled that the Advisor had demonstrated that the appointment of GW&K may result in a benefit to the Advisor as a result of the potential for increased profitability for the Advisor, which had been reported to and reviewed by the Independent Trustees. On the basis of these considerations, the Board concluded that, in light of the nature, extent and quality of the services expected to be provided by GW&K and the proposed fees to be paid to GW&K by the Advisor for managing its allocated portion of the Fund, the potential benefits accruing to GW&K as a result of serving as a subadvisor to the Fund were reasonable in relation to the services that were expected to be provided by GW&K to the Fund.

(c)  Investment performance of the Fund and GW&K. Because GW&K was a newly proposed subadvisor to the Fund, the Trustees could not consider GW&K’s investment performance in managing the Fund as a factor in evaluating the Proposed GW&K Subadvisory Agreement. However, the Trustees reviewed GW&K’s historical investment performance record in subadvising other investment companies and accounts that were comparable to the Fund. The Trustees also compared the historical investment performance of GW&K to a relevant benchmark and concluded that GW&K’s historical performance record, viewed together with the other factors considered by the Trustees, supported a decision to approve the Proposed GW&K Subadvisory Agreement.

Conclusion.  Following consideration of the foregoing factors, it was reported that no single factor was determinative to the Trustees’ decisions. Based on these factors, along with the determination of the Advisor at the conclusion of its review, selection, and due diligence process to recommend GW&K to serve as a new subadvisor to the Fund, and such other matters as were deemed relevant, the Trustees concluded that the proposed fee rate for GW&K was supported by the services that were expected to be provided to the Fund. As a result, the Trustees, including a majority of the Independent Trustees, concluded that the approval of the Proposed GW&K Subadvisory Agreement was in the best interests of the Fund and its shareholders and approved the Proposed GW&K Subadvisory Agreement.

Mercer Funds

Additional Information (Unaudited) (Continued)

Approval of a New Subadvisory Agreement for the Fund with LSV Asset Management

At the December Meeting, the Trustees, including the Independent Trustees, considered and approved a proposed new subadvisory agreement between the Advisor and LSV Asset Management (“LSV”) on behalf of the Small/Mid Cap Growth Fund (the “Proposed LSV Subadvisory Agreement”). The Board was informed by the Advisor that LSV was being recommended to become a new subadvisor to the Fund in connection with the Small/Mid Cap Fund Reorganization and the implementation of the new principal investment strategy for the Fund and that LSV would commence managing assets for the Fund upon the closing of the Small/Mid Cap Fund Reorganization.

In considering the approval of the Proposed LSV Subadvisory Agreement, the Trustees considered the information and materials from the Advisor and LSV that included, as to LSV and the Fund: (i) a copy of the form of the Proposed LSV Subadvisory Agreement; (ii) information regarding the process by which the Advisor had reviewed, selected, and recommended LSV for the Board’s approval, and the Advisor’s rationale for recommending that LSV be appointed as a subadvisor to the Fund, and how LSV would supplement the Fund’s other subadvisors; (iii) the nature, extent, and quality of the services that LSV proposed to provide to the Fund; (iv) the investment management business, portfolio management personnel, operations, prior investment experience, and reputation of LSV; (v) LSV’s brokerage and trading policies and practices; (vi) the level of subadvisory fees to be charged by LSV for its services to the Fund, and a comparison of those fees to other accounts that LSV manages; (vii) a summary of LSV’s compliance program; (viii) information regarding LSV’s historical performance returns managing an investment mandate similar to the Fund’s investment mandate, and a comparison of such performance to a relevant index; and (ix) the financial condition of LSV. In addition, the Trustees considered presentations made by, and discussions held with, representatives of the Advisor during the Meeting.

The Trustees also considered and analyzed factors that they deemed relevant with respect to LSV, including: the nature, extent, and quality of the services to be provided to the Fund by LSV; LSV’s management style and investment decision-making process; LSV’s historical performance record managing investment products similar to the Fund; the qualifications and experience of the members of LSV’s portfolio management team; and LSV’s staffing levels and overall resources. The Trustees also took into consideration the nature and extent of the oversight duties performed by the Advisor in connection with each of the subadvisors, which includes extensive management and compliance due diligence with respect to the management and operations of each of the subadvisors. Additionally, the Independent Trustees received assistance and advice regarding legal and industry standards supplied by their independent legal counsel, which were intended to assist the Independent Trustees in fulfilling their duties under the 1940 Act.

In particular, and as to LSV, the Board, including the Independent Trustees, considered the following factors:

(a)  The nature, extent, and quality of the services to be provided by LSV. The Trustees reviewed the nature, extent, and quality of the services to be provided by LSV to the Fund. The Trustees discussed the specific investment management process that LSV indicated that it will employ to manage its allocated portion of the Fund’s investment portfolio (which was described in detail in the materials provided by LSV), the qualifications of LSV’s portfolio managers and investment management personnel with regard to implementing the investment mandate relating to the allocated portion of the Fund’s investment portfolio that LSV would be managing, and the performance record of LSV as compared to a relevant benchmark. The Trustees considered LSV’s infrastructure and resources, and whether LSV’s organization appeared to support LSV’s strategy adequately. The Trustees also discussed the Advisor’s review, selection, and due diligence process with respect to LSV, and the Advisor’s favorable assessment as to the nature, extent, and quality of the subadvisory services expected to be provided to the Fund by LSV. The Trustees determined that the Fund and its shareholders would benefit from the quality and experience of LSV’s portfolio managers and the qualifications of its investment professionals. Based on their consideration and review of the foregoing information, the Trustees concluded that the nature, extent and quality of the subadvisory services anticipated to be provided by LSV, as well as LSV’s ability to render such services based on LSV’s experience, operations and resources, were appropriate for the Fund, in light of the Fund’s investment objective, and the mandate relating to the allocated portion of the Fund’s investment portfolio that LSV would manage.

Mercer Funds

Additional Information (Unaudited) (Continued)

(b)  Comparison of the services to be rendered and fees to be paid to LSV under other advisory and subadvisory contracts, such as those with other clients. The Trustees discussed the services that would be rendered by LSV and evaluated the compensation to be paid to LSV by the Advisor for those services. The Trustees noted that the services that LSV would furnish to the Fund appeared to be comparable to the services that LSV currently provides to its other advisory and subadvisory clients having similar investment strategies. The Trustees also considered comparisons of the fees that will be paid to LSV by the Advisor in light of the fees that are charged by LSV to its other advisory clients, as disclosed in LSV’s Form ADV, Part 2A (Firm Brochure) and in its 15(c) Questionnaire responses, including commingled and separate accounts. The Trustees also considered that the fees agreed to by LSV were the result of an arm’s-length bargain negotiated by unaffiliated parties. The Trustees also noted that, while LSV’s fee schedule did include breakpoints, the benefit of the breakpoints would go to the Advisor, and not to the Fund, and would be reflected in the Advisor’s profitability, which had been reviewed by the Independent Trustees.

The Trustees considered the review, selection, and due diligence process employed by the Advisor, in determining to recommend LSV to serve as a subadvisor to the Fund, and the Advisor’s reasons for concluding that the subadvisory fees to be paid by the Advisor to LSV for its services to the Fund were reasonable. The Trustees emphasized in their discussions that the subadvisory fees of LSV would be paid by the Advisor, and were not additional fees to be borne by the Fund or its shareholders. Based on their discussion, the Trustees concluded that, in light of the nature, extent, and quality of the services to be provided, the proposed level of fees to be paid to LSV with respect to the assets of the Fund to be allocated to LSV was supported by the services that were expected to be provided by LSV to the Fund. The Trustees also considered the potential “fallout” or ancillary benefits that may accrue to LSV from its relationship with the Fund and concluded that they were reasonable.

Since the fees to be paid to LSV were the result of arm’s-length bargaining between unaffiliated parties, and given the Advisor’s economic incentive to negotiate a reasonable fee, the potential profitability of LSV was not considered relevant to the Trustees’ deliberations. The Trustees took note of the Advisor’s explanation that the recommended appointment of LSV was not affected by the impact that the appointment would have on the Advisor’s revenues and profitability, and recalled that the Advisor had demonstrated that the appointment of LSV may result in a benefit to the Advisor as a result of the potential for increased profitability for the Advisor, which had been reported to and reviewed by the Independent Trustees. On the basis of these considerations, the Board concluded that, in light of the nature, extent and quality of the services expected to be provided by LSV and the proposed fees to be paid to LSV by the Advisor for managing its allocated portion of the Fund, the potential benefits accruing to LSV as a result of serving as a subadvisor to the Fund were reasonable in relation to the services that were expected to be provided by LSV to the Fund.

(c)  Investment performance of the Fund and LSV. Because LSV was a newly proposed subadvisor to the Fund, the Trustees could not consider LSV’s investment performance in managing the Fund as a factor in evaluating the Proposed LSV Subadvisory Agreement. However, the Trustees reviewed LSV’s historical investment performance record in subadvising other investment companies and accounts that were comparable to the Fund. The Trustees also compared the historical investment performance of LSV to a relevant benchmark and concluded that LSV’s historical performance record, viewed together with the other factors considered by the Trustees, supported a decision to approve the Proposed LSV Subadvisory Agreement.

Conclusion.  Following consideration of the foregoing factors, it was reported that no single factor was determinative to the Trustees’ decisions. Based on these factors, along with the determination of the Advisor at the conclusion of its review, selection, and due diligence process to recommend LSV to serve as a new subadvisor to the Fund, and such other matters as were deemed relevant, the Trustees concluded that the proposed fee rate for LSV was supported by the services that were expected to be provided to the Fund. As a result, the Trustees, including a majority of the Independent Trustees, concluded that the approval of the Proposed LSV Subadvisory Agreement was in the best interests of the Fund and its shareholders and approved the Proposed LSV Subadvisory Agreement.

Mercer Funds

Additional Information (Unaudited) (Continued)

Approval of a New Subadvisory Agreement for the Fund with NWQ Investment Management Company, LLC

At the December Meeting, the Trustees, including the Independent Trustees, considered and approved a proposed new subadvisory agreement between the Advisor and NWQ Investment Management Company, LLC (“NWQ”) on behalf of the Small/Mid Cap Growth Fund (the “Proposed NWQ Subadvisory Agreement”). The Board was informed by the Advisor that NWQ was being recommended to become a new subadvisor to the Fund in connection with the Large Cap Fund Reorganization and the implementation of the new principal investment strategy for the Fund and that NWQ would commence managing assets for the Fund upon the closing of the Large Cap Fund Reorganization. In connection with its review process, the Board took into consideration the fact that NWQ was presently serving as a subadvisor to the Small/Mid Cap Value Fund and that the Advisor had recommended that NWQ be retained to serve as a subadvisor to the Small/Mid Cap Growth Fund following the Small/Mid Cap Fund Reorganization.

In considering the approval of the Proposed NWQ Subadvisory Agreement, the Trustees considered the information and materials from the Advisor and NWQ that included, as to NWQ and the Fund: (i) a copy of the form of the Proposed NWQ Subadvisory Agreement; (ii) information regarding the process by which the Advisor had initially reviewed, selected, and recommended NWQ for the Board’s approval as a subadvisor to the Small/Mid Cap Value Fund, and the Advisor’s rationale for recommending that NWQ be appointed as a subadvisor to the Fund, and how NWQ would supplement the Fund’s other subadvisors; (iii) the nature, extent, and quality of the services that NWQ proposed to provide to the Fund; (iv) the investment management business, portfolio management personnel, operations, prior investment experience, and reputation of NWQ; (v) NWQ’s brokerage and trading policies and practices; (vi) the level of subadvisory fees to be charged by NWQ for its services to the Fund, and a comparison of those fees to other accounts that NWQ manages; (vii) a summary of NWQ’s compliance program; (viii) information regarding NWQ’s historical performance returns managing an investment mandate similar to the Fund’s investment mandate, and a comparison of such performance to a relevant index; and (ix) the financial condition of NWQ. In addition, the Trustees considered presentations made by, and discussions held with, representatives of the Advisor during the Meeting.

The Trustees also considered and analyzed factors that they deemed relevant with respect to NWQ, including: the nature, extent, and quality of the services to be provided to the Fund by NWQ; NWQ’s management style and investment decision-making process; NWQ’s historical performance record managing investment products similar to the Fund; the qualifications and experience of the members of NWQ’s portfolio management team; and NWQ’s staffing levels and overall resources. The Trustees also took into consideration the nature and extent of the oversight duties performed by the Advisor in connection with each of the subadvisors, which includes extensive management and compliance due diligence with respect to the management and operations of each of the subadvisors. Additionally, the Independent Trustees received assistance and advice regarding legal and industry standards supplied by their independent legal counsel, which were intended to assist the Independent Trustees in fulfilling their duties under the 1940 Act.

In particular, and as to NWQ, the Board, including the Independent Trustees, considered the following factors:

(a)  The nature, extent, and quality of the services to be provided by NWQ. The Trustees reviewed the nature, extent, and quality of the services to be provided by NWQ to the Fund. The Trustees discussed the specific investment management process that NWQ indicated that it will employ to manage its allocated portion of the Fund’s investment portfolio (which was described in detail in the materials provided by NWQ), the qualifications of NWQ’s portfolio managers and investment management personnel with regard to implementing the investment mandate relating to the allocated portion of the Fund’s investment portfolio that NWQ would be managing, and the performance record of NWQ as compared to a relevant benchmark. The Trustees considered NWQ’s infrastructure and resources, and whether NWQ’s organization appeared to support NWQ’s strategy adequately. The Trustees also discussed the Advisor’s initial review, selection, and due diligence process with respect to the initial hiring of NWQ as a subadvisor to the Small/Mid Cap Value Fund, and the Advisor’s favorable assessment as to the nature, extent, and quality of the subadvisory services expected to be provided to the Fund by NWQ. The Trustees determined that the Fund and its shareholders would benefit from the quality and experience of NWQ’s portfolio managers and the qualifications of its investment professionals. Based on their consideration and review of the foregoing information,

Mercer Funds

Additional Information (Unaudited) (Continued)

the Trustees concluded that the nature, extent and quality of the subadvisory services anticipated to be provided by NWQ, as well as NWQ’s ability to render such services based on NWQ’s experience, operations and resources, were appropriate for the Fund, in light of the Fund’s investment objective, and the mandate relating to the allocated portion of the Fund’s investment portfolio that NWQ would manage.

(b)  Comparison of the services to be rendered and fees to be paid to NWQ under other advisory and subadvisory contracts, such as those with other clients. The Trustees discussed the services that would be rendered by NWQ and evaluated the compensation to be paid to NWQ by the Advisor for those services. The Trustees noted that the services that NWQ would furnish to the Fund appeared to be comparable to the services that NWQ currently provides to its other advisory and subadvisory clients having similar investment strategies, including the Small/Mid Cap Value Fund. The Trustees also considered comparisons of the fees that will be paid to NWQ by the Advisor in light of the fees that are charged by NWQ to its other advisory clients, including the Small/Mid Cap Value Fund, as disclosed in NWQ’s Form ADV, Part 2A (Firm Brochure) and in its 15(c) Questionnaire responses, including commingled and separate accounts. The Trustees also considered that the fees agreed to by NWQ were the result of an arm’s-length bargain negotiated by unaffiliated parties. The Trustees also noted that, while NWQ’s fee schedule did include breakpoints, the benefit of the breakpoints would go to the Advisor, and not to the Fund, and would be reflected in the Advisor’s profitability, which had been reviewed by the Independent Trustees.

The Trustees considered the initial review, selection, and due diligence process employed by the Advisor when it initially retained NWQ as a subadvisor to the Small/Mid Cap Value Fund, as was discussed during the Meeting, in determining to recommend NWQ to serve as a subadvisor to the Fund, and the Advisor’s reasons for concluding that the subadvisory fees to be paid by the Advisor to NWQ for its services to the Fund were reasonable. The Trustees emphasized in their discussions that the subadvisory fees of NWQ would be paid by the Advisor, and were not additional fees to be borne by the Fund or its shareholders. Based on their discussion, the Trustees concluded that, in light of the nature, extent, and quality of the services to be provided, the proposed level of fees to be paid to NWQ with respect to the assets of the Fund to be allocated to NWQ was supported by the services that were expected to be provided by NWQ to the Fund. The Trustees also considered the potential “fallout” or ancillary benefits that may accrue to NWQ from its relationship with the Fund and concluded that they were reasonable.

Since the fees to be paid to NWQ were the result of arm’s-length bargaining between unaffiliated parties, and given the Advisor’s economic incentive to negotiate a reasonable fee, the potential profitability of NWQ was not considered relevant to the Trustees’ deliberations. The Trustees took note of the Advisor’s explanation that the recommended appointment of NWQ was not affected by the impact that the appointment would have on the Advisor’s revenues and profitability, and recalled that the Advisor had demonstrated that the appointment of NWQ may result in a benefit to the Advisor as a result of the potential for increased profitability for the Advisor, which had been reported to and reviewed by the Independent Trustees. On the basis of these considerations, the Board concluded that, in light of the nature, extent and quality of the services expected to be provided by NWQ and the proposed fees to be paid to NWQ by the Advisor for managing its allocated portion of the Fund, the potential benefits accruing to NWQ as a result of serving as a subadvisor to the Fund were reasonable in relation to the services that were expected to be provided by NWQ to the Fund.

(c)  Investment performance of the Fund and NWQ. Because NWQ was a newly proposed subadvisor to the Fund, the Trustees could not consider NWQ’s investment performance in managing the Fund as a factor in evaluating the Proposed NWQ Subadvisory Agreement. However, the Trustees reviewed NWQ’s historical investment performance record in subadvising other investment companies and accounts that were comparable to the Fund, including its performance with respect to its allocated portion of the Small/Mid Cap Value Fund. The Trustees also compared the historical investment performance of NWQ to a relevant benchmark and concluded that NWQ’s historical performance record, viewed together with the other factors considered by the Trustees, supported a decision to approve the Proposed NWQ Subadvisory Agreement.

Conclusion.  Following consideration of the foregoing factors, it was reported that no single factor was determinative to the Trustees’ decisions. Based on these factors, along with the determination of the Advisor at the conclusion of its review, selection, and due diligence process to recommend NWQ to serve as a new subadvisor to the Fund, and such other matters as were deemed relevant, the Trustees concluded that the proposed fee rate for NWQ was supported by the services that were expected to be provided to the Fund. As a result, the Trustees,

Mercer Funds

Additional Information (Unaudited) (Continued)

including a majority of the Independent Trustees, concluded that the approval of the Proposed NWQ Subadvisory Agreement was in the best interests of the Fund and its shareholders and approved the Proposed NWQ Subadvisory Agreement.

March 17-18, 2016 Board Meeting

Mercer US Small/Mid Cap Growth Equity Fund

Mercer Emerging Markets Equity Fund

At a meeting of the Board of Trustees held on March 17-18, 2016 (the “March Meeting”), the Trustees, including the Independent Trustees, considered and approved: (i) a proposed new subadvisory agreement between the Advisor and a new subadvisor to the Mercer US Small/Mid Cap Growth Equity Fund, and (ii) a proposed new subadvisory agreement between the Advisor and one of the subadvisors to the Mercer Emerging Markets Equity Fund.

Mercer US Small/Mid Cap Growth Equity Fund

Approval of a New Subadvisory Agreement for the Fund with Loomis Sayles & Company, L.P.

At the March Meeting, the Trustees, including the Independent Trustees, considered and approved a proposed new subadvisory agreement between the Advisor and Loomis Sayles & Company, L.P. (“Loomis Sayles”) on behalf of the Small/Mid Cap Growth Fund (the “Proposed Loomis Sayles Subadvisory Agreement”). The Board was informed by the Advisor that Loomis Sayles was being recommended to replace a subadvisor to the Fund that the Advisor intended to terminate as a subadvisor, and the Advisor had presented the Board with a recommendation to retain Loomis Sayles based upon the Advisor’s determination that Loomis Sayles was qualified to serve as a new subadvisor to the Fund, based upon the Advisor’s analysis of Loomis Sayles.

In considering the approval of the Proposed Loomis Sayles Subadvisory Agreement, the Trustees considered the information and materials from the Advisor and Loomis Sayles that included, as to Loomis Sayles and the Fund: (i) a copy of the form of the Proposed Loomis Sayles Subadvisory Agreement; (ii) information regarding the process by which the Advisor had reviewed, selected, and recommended Loomis Sayles for the Board’s approval, and the Advisor’s rationale for recommending that Loomis Sayles be appointed as a subadvisor to the Fund, and how Loomis Sayles would supplement the Fund’s other subadvisors; (iii) the nature, extent, and quality of the services that Loomis Sayles proposed to provide to the Fund; (iv) the investment management business, portfolio management personnel, operations, prior investment experience, and reputation of Loomis Sayles; (v) Loomis Sayles’ brokerage and trading policies and practices; (vi) the level of subadvisory fees to be charged by Loomis Sayles for its services to the Fund, and a comparison of those fees to other accounts that Loomis Sayles manages; (vii) a summary of Loomis Sayles’ compliance program; (viii) information regarding Loomis Sayles’ historical performance returns managing an investment mandate similar to the Fund’s investment mandate, and a comparison of such performance to a relevant index; and (ix) the financial condition of Loomis Sayles. In addition, the Trustees considered presentations made by, and discussions held with, representatives of the Advisor during the Meeting.

The Trustees also considered and analyzed factors that they deemed relevant with respect to Loomis Sayles, including: the nature, extent, and quality of the services to be provided to the Fund by Loomis Sayles; Loomis Sayles’ management style and investment decision-making process; Loomis Sayles’ historical performance record managing investment products similar to the Fund; the qualifications and experience of the members of Loomis Sayles’ portfolio management team; and Loomis Sayles’ staffing levels and overall resources. The Trustees also took into consideration the nature and extent of the oversight duties performed by the Advisor in connection with each of the subadvisors, which includes extensive management and compliance due diligence with respect to the management and operations of each of the subadvisors. Additionally, the Independent Trustees received assistance and advice regarding legal and industry standards supplied by their independent legal counsel, which were intended to assist the Independent Trustees in fulfilling their duties under the 1940 Act.

Mercer Funds

Additional Information (Unaudited) (Continued)

In particular, and as to Loomis Sayles, the Board, including all of the Independent Trustees, considered the following factors:

(a)  The nature, extent, and quality of the services to be provided by Loomis Sayles. The Trustees reviewed the nature, extent, and quality of the services to be provided by Loomis Sayles to the Fund. The Trustees discussed the specific investment management process that Loomis Sayles indicated that it will employ to manage its allocated portion of the Fund’s investment portfolio (which was described in detail in the materials provided by Loomis Sayles), the qualifications of Loomis Sayles’ portfolio managers and investment management personnel with regard to implementing the investment mandate relating to the allocated portion of the Fund’s investment portfolio that Loomis Sayles would be managing, and the performance record of Loomis Sayles as compared to a relevant benchmark. The Trustees considered Loomis Sayles’ infrastructure and resources, and whether Loomis Sayles’ organization appeared to support Loomis Sayles’ strategy adequately. The Trustees also discussed the Advisor’s review, selection, and due diligence process with respect to Loomis Sayles, and the Advisor’s favorable assessment as to the nature, extent, and quality of the subadvisory services expected to be provided to the Fund by Loomis Sayles. The Trustees determined that the Fund and its shareholders would benefit from the quality and experience of Loomis Sayles’ portfolio managers and the qualifications of its investment professionals. Based on their consideration and review of the foregoing information, the Trustees concluded that the nature, extent and quality of the subadvisory services anticipated to be provided by Loomis Sayles, as well as Loomis Sayles’ ability to render such services based on Loomis Sayles’ experience, operations and resources, were appropriate for the Fund, in light of the Fund’s investment objective, and the mandate relating to the allocated portion of the Fund’s investment portfolio that Loomis Sayles would manage.

(b)  Comparison of the services to be rendered and fees to be paid to Loomis Sayles under other advisory and subadvisory contracts, such as those with other clients. The Trustees discussed the services that would be rendered by Loomis Sayles and evaluated the compensation to be paid to Loomis Sayles by the Advisor for those services. The Trustees noted that the services that Loomis Sayles would furnish to the Fund appeared to be comparable to the services that Loomis Sayles currently provides to its other advisory and subadvisory clients having similar investment strategies. The Trustees also considered comparisons of the fees that will be paid to Loomis Sayles by the Advisor in light of the fees that are charged by Loomis Sayles to its other advisory clients, as disclosed in Loomis Sayles’ Form ADV, Part 2A (Firm Brochure) and in its 15(c) Questionnaire responses, including commingled and separate accounts. The Trustees also considered that the fees agreed to by Loomis Sayles were the result of an arm’s-length bargain negotiated by unaffiliated parties.

The Trustees considered the review, selection, and due diligence process employed by the Advisor, in determining to recommend Loomis Sayles to serve as a subadvisor to the Fund, and the Advisor’s reasons for concluding that the subadvisory fees to be paid by the Advisor to Loomis Sayles for its services to the Fund were reasonable. The Trustees emphasized in their discussions that the subadvisory fees of Loomis Sayles would be paid by the Advisor, and were not additional fees to be borne by the Fund or its shareholders. Based on their discussion, the Trustees concluded that, in light of the nature, extent, and quality of the services to be provided, the proposed level of fees to be paid to Loomis Sayles with respect to the assets of the Fund to be allocated to Loomis Sayles was supported by the services that were expected to be provided by Loomis Sayles to the Fund. The Trustees also considered the potential “fallout” or ancillary benefits that may accrue to Loomis Sayles from its relationship with the Fund and concluded that they were reasonable.

Since the fees to be paid to Loomis Sayles were the result of arm’s-length bargaining between unaffiliated parties, and given the Advisor’s economic incentive to negotiate a reasonable fee, the potential profitability of Loomis Sayles was not considered relevant to the Trustees’ deliberations. The Trustees took note of the Advisor’s explanation that the recommended appointment of Loomis Sayles was not affected by the impact that the appointment would have on the Advisor’s revenues and profitability, and recalled that the Advisor had demonstrated that the appointment of Loomis Sayles can be expected to result in an increase in the profitability to the Advisor as a result of decreased subadvisory fees that will be paid out of the Advisor’s resources, which had been reported to and reviewed by the Independent Trustees. On the basis of these considerations, the Board concluded that, in light of the nature, extent and quality of the services expected to be provided by Loomis Sayles and the proposed fees to be paid to Loomis Sayles by the Advisor for managing its allocated portion of the Fund, the

Mercer Funds

Additional Information (Unaudited) (Continued)

potential benefits accruing to Loomis Sayles as a result of serving as a subadvisor to the Fund were reasonable in relation to the services that were expected to be provided by Loomis Sayles to the Fund.

(c)  Investment performance of the Fund and Loomis Sayles. Because Loomis Sayles was a newly proposed subadvisor to the Fund, the Trustees could not consider Loomis Sayles’ investment performance in managing the Fund as a factor in evaluating the Proposed Loomis Sayles Subadvisory Agreement. However, the Trustees reviewed Loomis Sayles’ historical investment performance record in subadvising other investment companies and accounts that were comparable to the Fund. The Trustees also compared the historical investment performance of Loomis Sayles to a relevant benchmark and concluded that Loomis Sayles’s historical performance record, viewed together with the other factors considered by the Trustees, supported a decision to approve the Proposed Loomis Sayles Subadvisory Agreement.

Conclusion.  Following consideration of the foregoing factors, it was reported that no single factor was determinative to the Trustees’ decisions. Based on these factors, along with the determination of the Advisor at the conclusion of its review, selection, and due diligence process to recommend Loomis Sayles to serve as a new subadvisor to the Fund, and such other matters as were deemed relevant, the Trustees concluded that the proposed fee rate for Loomis Sayles was supported by the services that were expected to be provided to the Fund. As a result, the Trustees, including a majority of the Independent Trustees, concluded that the approval of the Proposed Loomis Sayles Subadvisory Agreement was in the best interests of the Fund and its shareholders and approved the Proposed Loomis Sayles Subadvisory Agreement.

Mercer Emerging Markets Equity Fund

Approval of a New Subadvisory Agreement for the Fund with Kleinwort Benson Investors International Ltd.

At the March Meeting, the Trustees, including the Independent Trustees, also considered and approved a proposed new subadvisory agreement between the Advisor and Klieinwort Benson Investors International Ltd. (“KBI”), a subadvisor to the Emerging Markets Equity Fund (the “New KBI Subadvisory Agreement”). Due to a change in the ownership structure of KBI’s corporate parent, BHF Kleinwort Benson Group SA (the “KBI Transaction”), effective January 13, 2016, the prior subadvisory agreement between KBI and the Advisor, on behalf of the Fund (the “Prior KBI Subadvisory Agreement”) had been deemed terminated in accordance with the terms of the Prior KBI Subadvisory Agreement and applicable provisions of the Investment Company Act of 1940, as amended (the “1940 Act”) relating to changes in ownership and control of investment advisors and subadvisors to mutual funds. As a result of the event involving the change in control of KBI’s corporate parent, the Board, during a special meeting that was held on January 28, 2016, had approved an interim subadvisory agreement with KBI (the “Interim KBI Subadvisory Agreement”) in accordance with relevant provisions of the 1940 Act that permit the adoption of an interim investment advisory agreement in connection with a change in control event, provided that certain conditions are met, and those conditions were met in this case. The Interim Subadvisory Agreement, which had a term of 150 days, was replaced upon the Board’s approval of the New KBI Subadvisory Agreement at the March Meeting. The New KBI Subadvisory Agreement, which became effective as of March 18, 2016, is essentially identical to the Prior KBI Subadvisory Agreement in all material respects. The Advisor had informed the Board that they were of the view that the KBI Transaction was not expected to cause any change in the level or quality of services provided to the Fund by KBI.

In considering the approval of the New KBI Subadvisory Agreement, the Trustees considered the information and materials from the Advisor and KBI that included, as to KBI and the Fund: (i) the New KBI Subadvisory Agreement; (ii) information regarding the process by which the Advisor had initially reviewed, selected, and recommended KBI for the Board’s approval, and the Advisor’s rationale for continuing to retain KBI as a Subadvisor following the consumation of the KBI Transaction; (iii) the nature, extent, and quality of the services that KBI had previously provided to the Fund; (iv) the investment management business, portfolio management personnel, operations, prior investment experience, and reputation of KBI and the effect that the KBI Transaction may have on KBI’s business and operations; (v) KBI’s brokerage and trading policies and practices; (vi) the level of subadvisory fees to be charged by KBI for its services to the Fund, and a comparison of those fees to other accounts that KBI manages; (vii) a summary of KBI’s compliance program; (viii) information regarding KBI’s historical performance returns managing its allocated portion of the Fund’s portfolio and investment mandates similar to the

Mercer Funds

Additional Information (Unaudited) (Continued)

Fund’s investment mandate, and a comparison of such performance to a relevant index; and (ix) the financial condition of KBI before and after the KBI Transaction. In addition, the Trustees considered presentations made by, and discussions held with representatives of the Advisor during the Meeting.

The Trustees considered and analyzed factors that the Trustees deemed relevant with respect to KBI, including: the nature, extent, and quality of the services to be provided to the Fund by KBI following the consummation of the KBI Transaction; KBI’s management style and investment decision-making process; KBI’s historical performance record managing investment products similar to the Fund; the qualifications and experience of the members of KBI’s portfolio management team; and KBI’s staffing levels and overall resources. The Trustees also took into consideration the nature and extent of the oversight duties performed by the Advisor in connection with each of the subadvisors, which includes extensive management and compliance due diligence with respect to the management and operations of each of the subadvisors. Additionally, the Independent Trustees received assistance and advice regarding legal and industry standards, and reviewed materials supplied by their independent legal counsel, which were intended to assist the Independent Trustees in fulfilling their duties under the 1940 Act.

In particular, and as to KBI, the Trustees, including all of the Independent Trustees, considered the following factors:

(a)  The nature, extent, and quality of the services to be provided by KBI. The Trustees reviewed the nature, extent, and quality of the services that have been previously provided by KBI to the Fund under the Prior KBI Subadvisory Agreement and that are proposed to be provided by KBI to the Fund under the New KBI Subadvisory Agreement. The Trustees considered: (i) KBI’s organization, history, reputation, qualification and background, as well as the qualifications of its personnel; (ii) its expertise in providing portfolio management services to the Fund and other similar investment portfolios and the performance history of the Fund and those other portfolios; (iii) its investment strategy for the Fund; (iv) its performance relative to comparable mutual funds and unmanaged indices; and (v) its compliance program. The Trustees also considered the review process undertaken by the Advisor and the Advisor’s favorable assessment of the nature and quality of the subadvisory services provided and expected to be provided to the Fund by KBI after consummation of the KBI Transaction. The Trustees also noted that the executive and portfolio management teams of KBI were expected to stay in place after consummation of the KBI Transaction. The Trustees concluded that the Fund and its shareholders would continue to benefit from the quality and experience of KBI’s investment professionals. Based on their consideration and review of the foregoing information, the Trustees concluded that the nature, extent and quality of the subadvisory services provided by KBI under the Prior KBI Subadvisory Agreement, as well as KBI’s ability to render such services based on its experience, operations and resources, were adequate and appropriate for the Fund in light of the Fund’s investment objective, and supported a decision to approve the New KBI Subadvisory Agreement.

Based on their consideration and review of the foregoing information, the Trustees concluded that the nature, extent, and quality of the subadvisory services anticipated to be provided by KBI following the consummation of the KBI Transaction, as well as KBI’s ability to render such services based on KBI’s experience, operations, and resources, were appropriate for the Fund, in light of the Fund’s investment objective, and the mandate relating to the allocated portion of the Fund’s investment portfolio that KBI would continue to manage.

(b)  Comparison of the services to be rendered and fees to be paid to KBI under other advisory and subadvisory contracts, such as those with other clients. The Trustees discussed the services that would be rendered by KBI and evaluated the compensation to be paid to KBI by the Advisor for those services. The Trustees considered the fees payable under the New KBI Subadvisory Agreement, noting that the proposed fee would be paid by the Advisor, and not the Fund, and, thus, would not impact the fees paid by the Fund. The Trustees concluded that the proposed level of fees to be paid to KBI by the Advisor with respect to the assets allocated to KBI in its capacity as subadvisor was supported by the services that were expected to be provided by KBI. The Trustees noted that the services that KBI would furnish to the Fund appeared to be comparable to the services that KBI currently provides to its other advisory and subadvisory clients having similar investment strategies. The Trustees also considered that the fees agreed to by KBI were the result of an arm’s-length bargain negotiated by unaffiliated parties. The Trustees also noted that, while KBI’s fee schedule did include breakpoints, the benefit of breakpoints would go to the Advisor, and not to the Fund, and would be reflected in the Advisor’s profitability, which had been reviewed by the Independent Trustees.

Mercer Funds

Additional Information (Unaudited) (Continued)

The Trustees considered the review, selection, and due diligence process employed by the Advisor in determining to recommend that KBI continue to serve as a subadvisor to the Fund, and the Advisor’s reasons for concluding that the subadvisory fees to be paid by the Advisor to KBI for its services to the Fund were reasonable. The Trustees emphasized in their discussions that the subadvisory fees of KBI would be paid by the Advisor, and were not additional fees to be borne by the Fund or its shareholders. Based on their discussion, the Trustees concluded that, in light of the nature, quality, and extent of the services to be provided, the proposed level of fees to be paid to KBI with respect to the assets of the Fund allocated to KBI was supported by the services that were expected to be provided by KBI. The Trustees also considered the potential “fallout” or ancillary benefits that may accrue to KBI from its relationship with the Fund and concluded that they were reasonable.

Since the fees to be paid to KBI were the result of arm’s-length bargaining between unaffiliated parties, and given the Advisor’s economic incentive to negotiate a reasonable fee, the potential profitability of KBI was not considered relevant to the Trustees’ deliberations. The Trustees took note of the Advisor’s explanation that the recommended appointment of KBI was not affected by the impact that the appointment would have on the Advisor’s revenues and profitability. On the basis of these considerations, the Trustees concluded that, in light of the nature, extent, and quality of the services expected to be provided by KBI and the proposed fees to be paid to KBI by the Advisor for managing its allocated portion of the Fund, the potential benefits accruing to KBI as a result of serving as a subadvisor to the Fund were reasonable in relation to the services that were expected to be provided by KBI to the Fund.

(c)  Investment performance of the Fund and KBI. The Trustees considered KBI’s prior investment performance in managing its allocated portion of the Fund’s portfolio as a factor in evaluating the New KBI Subadvisory Agreement. The Trustees also considered the Advisor’s conclusions, and the reasons supporting the Advisor’s conclusions, that the performance record of KBI supported the approval of the New KBI Subadvisory Agreement.

Conclusion.  Following consideration of the foregoing factors, it was reported that no single factor was determinative to the Trustees’ decisions. Based on these factors, along with the determination of the Advisor at the conclusion of its review, selection, and due diligence process to recommend that KBI continue to serve as a subadvisor to the Fund, and such other matters as were deemed relevant, the Trustees concluded that the proposed fee rate for KBI was supported by the services that were expected to be provided to the Fund. As a result, the Trustees, including all of the Independent Trustees, concluded that the approval of the New KBI Subadvisory Agreement was in the best interests of the Fund and its shareholders and approved the New KBI Subadvisory Agreement.

Mercer Funds

Understanding Your Fund’s Expenses (Unaudited)

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases, redemption fees and certain exchange fees and ongoing costs, including management fees, distribution fees (12b-1 fees), and other fund expenses. These costs are described in more detail in the Funds’ prospectus. The examples below are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds. The first line in the table for each Fund shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the Fund from October 1, 2015 through March 31, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = $8.60) and multiply the result by the number in the Operating Expenses Incurred column as shown below for your Class. The second line in the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Large Cap Growth — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.63%**	1,000.00	1,012.90	1,006.45	3.17
Hypothetical	0.63%**	1,000.00	1,021.85	1,010.93	3.18

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.63%, multiplied by the average account value over the period, multiplied by 183/366
**	Includes interest expense that amounts to less than 0.01%.

Large Cap Value — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.62%**	1,000.00	1,039.20	1,019.60	3.16
Hypothetical	0.62%**	1,000.00	1,021.90	1,010.95	3.13

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.62%, multiplied by the average account value over the period, multiplied by 183/366
**	Includes interest expense that amounts to less than 0.01%.

Mercer Funds

Understanding Your Fund’s Expenses (Unaudited) (Continued)

Small/Mid Cap Growth — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.99%**	1,000.00	1,000.10	1,000.05	4.95
Hypothetical	0.99%**	1,000.00	1,020.05	1,010.03	5.00

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 183/366
**	Includes interest expense that amounts to less than 0.01%.

Small/Mid Cap Value — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.97%**	1,000.00	1,083.80	1,041.90	5.05
Hypothetical	0.97%**	1,000.00	1,020.15	1,010.08	4.90

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.97%, multiplied by the average account value over the period, multiplied by 183/366
**	Includes interest expense that amounts to less than 0.01%.

Non-US Core Equity — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.84%**	1,000.00	1,030.80	1,015.40	4.26
Hypothetical	0.84%**	1,000.00	1,020.80	1,010.40	4.24

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.84%, multiplied by the average account value over the period, multiplied by 183/366
**	Includes interest expense that amounts to less than 0.01%.

Core Fixed — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.42%	1,000.00	1,025.40	1,012.70	2.13
Hypothetical	0.42%	1,000.00	1,022.90	1,011.45	2.12

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.42%, multiplied by the average account value over the period, multiplied by 183/366

Mercer Funds

Understanding Your Fund’s Expenses (Unaudited) (Continued)

Opportunistic Fixed — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.90%**	1,000.00	1,038.70	1,019.35	4.59
Hypothetical	0.90%**	1,000.00	1,020.50	1,010.25	4.55

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 183/366
**	Includes interest expense that amounts to less than 0.01%.

Emerging Markets — Class Y3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	1.03%**	1,000.00	1,045.50	1,022.75	5.27
Hypothetical	1.03%**	1,000.00	1,019.85	1,009.93	5.20

*	Actual expenses are equal to the Class’ annualized expense ratio of 1.03%, multiplied by the average account value over the period, multiplied by 183/366
**	Includes interest expense that amounts to less than 0.01%.

Global Low Volatility — Class Y3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.82%**	1,000.00	1,078.70	1,039.35	4.26
Hypothetical	0.82%**	1,000.00	1,020.90	1,010.45	4.14

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.82%, multiplied by the average account value over the period, multiplied by 183/366
**	Includes interest expense that amounts to less than 0.01%.

Mercer Funds

Trustees and Officers (Unaudited)

The following tables list the Trust’s Trustees and Officers as of the date of this report; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trust’s trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request, by calling 1-866-658-9896, or on the SEC website at www.sec.gov.

Independent Trustees

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Harrison M. Bains, Jr. 99 High Street Boston, MA 02110 (72)	Chairperson and Trustee	Chairperson since 2016; Trustee since 2005	Mr. Bains is retired.	9	Mr. Bains is a director of BG Medicine, Inc., and Cara Therapeutics, Inc. and a Trustee of BofA Fund Series Trust (11 portfolios).

Adela M. Cepeda A.C. Advisory, Inc. 150 North Wacker Drive, Suite 2160 Chicago, IL 60606 (57)	Trustee	Since 2005	Ms. Cepeda is Founder and President of A.C. Advisory, Inc. (a financial advisory firm) since 1995.	9	Ms. Cepeda is a director or trustee of: The UBS Funds (19 portfolios), UBS Relationship Funds (25 portfolios), Fort Dearborn Income Securities, Inc. (1 portfolio), SMA Relationship Trust (5 portfolios, Consulting Group Capital Markets Funds (11 portfolios), and the Amalgamated Bank of Chicago.

Gail A. Schneider 99 High Street Boston, MA 02110 (66)	Trustee	Trustee Since 2009	Ms. Schneider is a self-employed consultant since 2007.	9	None

Mercer Funds

Trustees and Officers (Unaudited) (Continued)

Interested Trustee:

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Richard Nuzum** (47)	Trustee, President, and Chief Executive Officer	Since 2010	Mr. Nuzum is North America’s Business Leader of Mercer’s Investment Management Business since 2011. Prior to 2011, he was Global Business Leader of Mercer’s Investment Management Business.	9	Mr. Nuzum is a Director of Mercer Trust Company and a director of Mercer Investment Management, Inc.

(1)	Each Trustee holds office for an indefinite term.

*	The “Fund Complex” consists of the Trust, which has nine portfolios effective March 31, 2016.

**	Mr. Nuzum is considered to be an “interested person,” as defined in the 1940 Act, of the Trust due to his relationship with the Advisor.

Mercer Funds

Trustees and Officers (Unaudited) (Continued)

Officers:

The executive officers of the Trust not named above are:

Name and Age	Position(s) Held with the Trust	Term of Office† and Length of Time Served	Principal Occupation(s) During Past 5 Years
Richard S. Joseph (50)	Vice President	Since 2005	Mr. Joseph is Vice President and Head of the US Mercer Delegated Solutions of Mercer Investment Management, Inc. since December 2015, prior to December 2015 he was Chief Operating Officer of Mercer Investment Management, Inc. since 2005.

Janice Desmond (64)	Treasurer, and Chief Financial Officer	Since 2015	Ms. Desmond is a CPA in MA and has served as Head of Fund Administration for Mercer Investment Management, Inc. since 2010.

Jeremiah France (45)	Vice President, Assistant Treasurer	Since 2015 Since 2005	Mr. France is a partner and COO of North American Investments at Mercer Investment Management, Inc. since 2005.

Scott M. Zoltowski (46)	Vice President, Chief Legal Officer, and Secretary	Since 2008	Mr. Zoltowski is a partner of Mercer (US) Inc. and serves as Global Chief Counsel — Investment for Mercer Investment Management, Inc. and Mercer Investment Consulting LLC.

Stan Mavromates (54)	Vice President and Chief Investment Officer	Since 2012	Mr. Mavromates is Vice President and Chief Investment Officer of Mercer Investment Management, Inc. since 2012. Prior to 2012, he served as Chief Investment Officer of the Massachusetts Pension Reserves Investment Management Board (2005-2012).

Colin Dean (38)	Vice President and Assistant Secretary	Since 2010	Mr. Dean has served as Senior Legal Counsel — Investments for Mercer Investment Management, Inc. and Mercer Investment Consulting LLC since 2010.

Manny Weiss (66)	Vice President	Since 2010	Mr. Weiss is a Portfolio Manager and Principal of Mercer Investment Management, Inc. since 2009.

John Johnson (49)	Vice President	Since 2015	Mr. Johnson is a Portfolio Manager and Principal of Mercer Investment Management, Inc. since 2015. Prior to joining Mercer, he was a Fixed Income Portfolio Manager and Trader for Aberdeen Asset Management.

Larry Vasquez (48)	Vice President	Since 2012	Mr. Vasquez is a Vice President and Portfolio Manager of Mercer Investment Management, Inc. since 2012. Prior to joining Mercer, he was a Portfolio Manager at UBS Global Asset Management, Inc. from 2009 to 2012.

Maureen Kiefer-Goldenberg (47)	Vice President and Chief Compliance Officer	Since 2016

Ms. Kiefer-Goldenberg serves as Partner/North America Chief Compliance Officer at Mercer Investments. Ms. Kiefer-Goldenberg most recently served as Vice President and Chief Compliance Officer at Fund Evaluation Group, LLC (from 2011 to 2015) and previous to that, Compliance Officer at Touchstone Investments (from 2005 to 2011).

†	Officers of the Trust are elected by the Trustees and serve at the pleasure of the Board.

Shares of Mercer Funds are distributed by MGI Funds Distributors, LLC.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to its President, Chief Financial Officer and Chief Investment Officer. During the period covered by this report, there were no amendments to a provision of its code of ethics, nor were there any waivers, including implicit waivers granted from a provision of the code of ethics. A copy of the Registrant’s code of ethics is filed with the Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The audit committee financial expert serving on the Registrant’s audit committee is Harrison M. Bains, Jr., who is “independent” as defined in Item 3(a)(2) of this Form.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees – The aggregate fee billed for the fiscal year for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements was $416,777 and $400,008 for the fiscal years ended March 31, 2015 and March 31, 2016, respectively.

(b) Audit-Related Fees – There were no fees billed for the fiscal years ended March 31, 2015 and March 31, 2016 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under (a) of this Item.

(c) Tax Fees – The aggregate fee billed in the last fiscal year for professional services rendered by the principal accountant for the review of the Registrant’s tax returns and excise tax calculations was $77,314 and $80,298 for the fiscal years ended March 31, 2015 and March 31, 2016, respectively. Fees in the amount of $59,332 and $18,458 were billed in the fiscal years ended March 31, 2015 and March 31, 2016, respectively for review of non-US capital gains and the preparation and filing of return of income for the Mercer Non-US Core Equity Fund and the Mercer Emerging Markets Equity Fund.

(d) All Other Fees – Fees in the amount of $7,820 and $117,747 were billed in the fiscal years ended March 31, 2015 and March 31, 2016, respectively for tax advisory services related to the reclamation of taxes paid by the Mercer Non-US Core Equity Fund in certain European Union countries.

(e) (1) The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(2) There were no services described in (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the fiscal year ended March 31, 2016 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	There were no aggregate fees billed for the fiscal year ended March 31, 2016 by the Registrant’s principal accountant for non-audit services rendered to the Registrant, its investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Registrant’s full schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))), are effective based on the evaluation of Registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this report.
(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))), that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics for the Registrant’s President, Chief Financial Officer and Chief Investment Officer (as referenced in Item 2 above), attached hereto as Exhibit (a)(1).

(a)(2) Certification of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Mercer Funds

By (Signature and Title)	By: /s/ Richard Nuzum
Richard Nuzum President and Chief Executive Officer (Principal Executive Officer)

Date	May 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	By: /s/ Richard Nuzum
Richard Nuzum President and Chief Executive Officer (Principal Executive Officer)

Date	May 26, 2016

By (Signature and Title)	By: /s/ Janice Desmond
Janice Desmond Treasurer and Chief Financial Officer

Date	May 26, 2016